As filed with the Securities and Exchange Commission on August 3, 2026
Securities Act File No. 333-297168
UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☒
PRE-EFFECTIVE AMENDMENT NO. 2 ☒
POST-EFFECTIVE AMENDMENT NO. ☐

Robinhood Ventures Fund II
(Exact name of Registrant as Specified in Charter)
85 Willow Road
Menlo Park, CA 94025
(Address of Principal Executive Offices)
(650) 761-7789
(Registrant’s Telephone Number, including Area Code)
John Markle
Maureen Montgomery
85 Willow Road
Menlo Park, CA 94025
(Name and Address of Agent for Service)

Copies to:

Christopher P. Healey	William G. Farrar
Davis Polk & Wardwell LLP 1050 17th Street, NW Washington, DC 20036 Tel: (202) 962-7000	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004 Tel: (212) 558-4000

Emily Roberts	John L. Savva
Davis Polk & Wardwell LLP 900 Middlefield Road Redwood City, CA 94063 Tel: (650) 752-2000	Sullivan & Cromwell LLP 550 Hamilton Avenue Palo Alto, CA 94301 Tel: (650) 461-5600

Gregory S. Rowland
Davis Polk & Wardwell LLP 450 Lexington Avenue New York, NY 10017 Tel: (212) 450-4000
Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☐
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act
If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _____.

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _____.

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _____.

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“1940 Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the 1940 Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the 1940 Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☒	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
☐
If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B)
of the Securities Act.

☒	New Registrant (registered or regulated under the 1940 Act for less than 12 calendar months preceding this filing).
THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE
REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN
ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE
SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
Subject to Completion. Dated August 3, 2026
PRELIMINARY PROSPECTUS
Maximum Offering of 8,000,000 Shares
Robinhood Ventures Fund II
Common Shares
$25.00 per share

The Company. Robinhood Ventures Fund II (the “Company”) is a newly organized Delaware statutory trust with limited operating history. The
Company is an externally managed, diversified, closed-end management investment company that has elected to be regulated as a business development company (a “BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
This is the initial public offering of the Company’s common shares of beneficial interest, without par value (the “Shares”), and no public market currently exists for the Shares. The Company is offering up to 7,600,000 Shares and the selling shareholder identified in this Prospectus is offering
400,000 Shares. The initial public offering price of the Shares is $25.00. The Company will not receive any of the proceeds from the sale of Shares by the selling shareholder. The selling shareholder is an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act of 1933, as
amended (the “Securities Act”).
The Investment Objective. The Company’s investment objective is to seek long-term capital appreciation. There can be no assurance that the
Company’s investment objective will be achieved.
Listing. The Shares are expected to be listed, subject to official notice of issuance, on the New York Stock Exchange (“NYSE”) under the symbol “RVII.”
No Prior History. Because the Company is newly organized, it has limited operating history, and its Shares have no history of public trading.
The Company has made limited investments using the proceeds of a seed capital investment by Robinhood Markets, Inc. (“Robinhood”). Shares of
BDCs frequently trade at a discount from their net asset value. The risk of loss due to this discount may be greater for investors expecting to sell their shares in a relatively short period after the completion of this offering.
Investing in the Shares is speculative and involves certain risks. See “Risks” beginning on page 57 of this Prospectus. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to purchase
Shares.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Initial Public Offering Price ...................................................................................................................	$25.00	$200,000,000
Sales Load(2) ...........................................................................................................................................	$1.125/4.50%	$9,000,000/4.50%
Proceeds to the Company before Expenses(3) ........................................................................................	$23.875	$181,450,000
Proceeds to the Selling Shareholder before Expenses ...........................................................................	$23.875	$9,550,000
(notes on next page)
The Underwriters expect to deliver the Shares against payment in New York, New York on [●], 2026.

Goldman Sachs & Co. LLC

Citigroup*	J.P. Morgan*	UBS Investment Bank*	Wells Fargo Securities*
(* in alphabetical order)
Prospectus dated [●], 2026.
(notes continued from front cover)
(1)The underwriters are obligated to purchase all the Shares sold in the offering, which represent 8,000,000 of the Company’s outstanding voting securities. In addition, under the terms of the Underwriting Agreement (as defined later in this Prospectus), the Company has granted the underwriters an option, exercisable within 30 days after the date of this Prospectus, to acquire up to an additional 15% of the total number of the Shares to be offered in the offering, solely for the purpose of covering over-allotments. If this option is exercised in full, the total public offering price, sales load, and proceeds to the Company will be $230,000,000, $10,350,000 and $210,100,000, respectively.
It is anticipated that a portion of the Shares offered by this Prospectus will be offered through Robinhood Financial LLC (“Robinhood
Financial”), acting as a selling group member, to allocate for sale to its customers through its IPO Access feature on the Robinhood platform. Any such sales will be made at the same initial public offering price, and at the same time, as any other purchases in this offering.
Robinhood Financial will not retain any fees or other amounts received in connection with providing this service to the Company. It is further anticipated that a portion of the Shares offered by this Prospectus will be offered through TradePMR, Inc. (“TradePMR”), acting as a selling group member, to allocate to its investment adviser customers and their clients through its Advisor IPO Access feature on the
Fusion platform. Any such sales will be made at the same initial public offering price, and at the same time, as any other purchases in this offering. TradePMR will not retain any fees or other amounts received in connection with providing this service to the Company. See
“Underwriting” and “Potential Conflicts of Interest.”
(2)The  underwriters of this offering (the “Underwriters”), will deduct from the gross offering proceeds a sales load of $9,000,000, which is
4.50% of the gross proceeds from the sale of the Shares in the offering. The effect of the aggregate sales load will immediately reduce the net asset value of each Share purchased in this offering. See “Summary of Fees and Expenses” and “Underwriting.”
(3)The Company estimates that it will incur expenses of approximately $5.9 million (approximately 2.96% of the gross proceeds) in connection with this offering, which is $0.7792 per Share if 7,600,000 Shares are sold by the Company in this offering. These expenses include organizational expenses, registration fees, underwriting discounts and commissions (other than the sales load), FINRA (as defined later in this Prospectus) filing fees, exchange listing fees, printing expenses, legal fees and expenses and accounting fees and expenses. The organizational and offering costs will immediately reduce the net asset value of each Share purchased in this offering. See “Summary of
Fees and Expenses” and “Underwriting.” Any organizational costs or offering costs incurred prior to the closing of the initial public offering paid by Robinhood will be reimbursed by the Company. The Company will reimburse Robinhood promptly following the offering out of the offering proceeds.
Investment Strategy and Policies. In pursuing its investment objective, the Company will primarily invest, under normal circumstances, in a diversified portfolio of early-stage and growth-stage private companies, with a focus on private companies that are current or previous participants in the Y Combinator startup accelerator program or companies with a founder or co-founder that has participated in the Y Combinator startup accelerator program (collectively, “YC Companies”). The Company may, however, also invest in companies that are not YC Companies. The Adviser will seek to invest in YC Companies and other early-stage and growth-
stage private companies that, in the view of the Adviser, demonstrate significant growth potential (each, a “Promising Company”).
The specific Promising Companies in which the Company focuses its investments may change over time, including if a Promising
Company becomes a public company or is acquired in the future and the Company elects to sell its investment in such company. The
Company intends to make direct and indirect investments in Promising Companies. See “Investment Objective and Strategy.”
Y Combinator is a leading startup accelerator that helps launch and scale early-stage technology companies by providing seed funding, mentorship, and access to a global founder and investor network. “Y Combinator” is a registered trademark of Y Combinator
Management, LLC or its affiliates and is used by the Company with permission. Y Combinator does not sponsor, endorse, or promote the Company and has no responsibility for the management or performance of the Company.
Concentration. The Company does not have fixed guidelines for diversification by industry or type of security, and investments may be concentrated in only a few industries or types of securities. The Company may, for example, invest significantly in aerospace and defense, artificial intelligence (“AI”), computer software, consumer products, consumer technology, enterprise software, Fintech, technology, and robotics-related companies.
The Adviser and the Administrator. Robinhood Ventures DE, LLC (the “Adviser”), which is registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers
Act”), serves as the Company’s investment adviser and is responsible for making investment decisions for the Company’s portfolio.
The Adviser was formed in August 2025, has limited investing history and has no history managing BDCs, and is a wholly-owned subsidiary of Robinhood, a publicly traded company. The principal business address of the Adviser is 85 Willow Road, Menlo Park,
California, 94025. The Adviser has a team of seven research and investment professionals, including Sarah Pinto, the Adviser’s Chief
Investment Officer, and 125 other professionals. As of June 30, 2026, the Adviser had approximately $704.1 million of assets under management. The Adviser will also serve as the administrator of the Company (in its capacity as administrator of the Company, the
“Administrator”).
Use of Leverage. Following the completion of this offering and the investment of the net proceeds therefrom, the Company reserves the right to borrow money from banks or other financial institutions, or issue debt securities in an amount up to 66 2/3% of its total assets in accordance with the 1940 Act if it believes that market conditions would be conducive to the successful implementation of such a leveraging strategy. Any leveraging strategy will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Company’s investment objective and policies. The use of leverage is subject to numerous risks. When leverage is employed, the Company’s net asset value per Share (“NAV”) and the market price of the Shares will be more volatile than if leverage was not used. The Company cannot assure you that the use of leverage would result in a higher return on the
Shares. Any leveraging strategy the Company may employ may not be successful. See “Leverage.”
Risk Factors. An investment in the Company is speculative with a substantial risk of loss, including risks associated with the Company’s potential use of leverage. The Company and the Adviser do not guarantee any level of return on investments and there can be no assurance that the Company’s investment objective will be achieved. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to invest in the
Company. See “Risks” on page 57 of this Prospectus.
•The Company has limited operating history.
•The Company’s share price may be volatile and could decline significantly and rapidly.
•Shares of BDCs frequently trade at a discount to their net asset values.
•The Company will have no limitation on the portion of its portfolio that may be invested in illiquid securities, and all or a substantial portion of the Company’s portfolio is expected to be invested in such illiquid securities at all times. The Company may invest without limitation in investments in which no active secondary market is readily available or which are otherwise illiquid.
•An active, liquid, and orderly market for the Shares may not develop or be sustained. You may be unable to sell your Shares at or above the price at which you purchased them, or at all.
The timing and amount of our future dividends, if any, will be determined by the Board (as defined below). Any dividends to the holders of Shares (the “Shareholders”) will be declared out of assets legally available for distribution. The Company intends to elect to be treated as a RIC (as defined below) for federal income tax purposes and expects to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. See “Distributions.”
***
You should read this Prospectus, which concisely sets forth information about the Company that a prospective investor ought to know before investing, before deciding whether to invest in the Shares, and retain this Prospectus for future reference. You may request free copies of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-
K (“Shareholder Reports”), when available, or request other information about the Company or make other shareholder inquiries, free of charge, by calling a toll-free number at 877-389-1648 or writing to the Company at 85 Willow Road, Menlo Park, California 94025.
Copies of the Company’s Shareholder Reports (when available) will also be available free of charge on the Company’s website at
robinhood.com/us/en/ventures/rvii. Except as noted herein, information contained on the Company’s website is not incorporated by reference into this Prospectus. You may also obtain information about the Company for free from the SEC’s website, https://
www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.
You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Company.
The terms “we,” “us,” “our” and “the Company” in this Prospectus refer to Robinhood Ventures Fund II, a Delaware statutory trust.
The Company is an “emerging growth company” under the federal securities laws and will be subject to reduced public company reporting requirements.
This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, a security in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in that jurisdiction.
The Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal
Reserve Board or any other government agency.
Neither the Company nor the selling shareholder nor the Underwriters have authorized anyone to provide you with any information or to make any representations other than those contained in this Prospectus or in any free writing prospectus we have prepared and filed with the SEC. The Company , the selling shareholder and the Underwriters take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus. The Company’s business, financial condition and prospects may have changed since that date.
References to the 1940 Act or other applicable law include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.
i
TABLE OF CONTENTS

Page
Prospectus Summary .................................................................................................................................	1
Cautionary Note Regarding Forward-Looking Statements .......................................................................	35
Summary of Fees and Expenses ................................................................................................................	36
The Company .............................................................................................................................................	38
Use of Proceeds .........................................................................................................................................	46
Investment Objective and Strategy ............................................................................................................	47
Robinhood Overview .................................................................................................................................	55
Leverage ....................................................................................................................................................	56
Risks ..........................................................................................................................................................	57
Potential Conflicts of Interest ....................................................................................................................	83
Management of the Company ....................................................................................................................	93
Company Expenses ....................................................................................................................................	109
Net Asset Valuation ...................................................................................................................................	112
Underwriting ..............................................................................................................................................	115
Selling Shareholder ....................................................................................................................................	120
Closed-End Fund Structure; No Right of Redemption ..............................................................................	123
Distributions ..............................................................................................................................................	124
Dividend Reinvestment Plan .....................................................................................................................	125
Description of Shares .................................................................................................................................	127
Certain Provisions in the Declaration of Trust ..........................................................................................	128
ERISA Considerations ...............................................................................................................................	132
Material U.S. Federal Income Tax Considerations ....................................................................................	133
Business Development Company Regulations ..........................................................................................	144
Investment Practices, Techniques and Risks .............................................................................................	146
Control Persons and Principal Shareholders ..............................................................................................	180
Code of Ethics ............................................................................................................................................	181
Proxy Voting Policies and Procedures ......................................................................................................	182
Portfolio Transactions ................................................................................................................................	183
Custodian and Sub-Administrator .............................................................................................................	184
Transfer Agent, Dividend Paying Agent and Registrar .............................................................................	185
Available Information ................................................................................................................................	186
Fiscal Year .................................................................................................................................................	187
Independent Registered Public Accounting Firm ......................................................................................	188
Legal Counsel ............................................................................................................................................	189
Website Disclosure ....................................................................................................................................	190
Privacy Notice ...........................................................................................................................................	191
Index to Financial Statements ....................................................................................................................	F-1

PROSPECTUS SUMMARY
This summary highlights some of the information contained in this Prospectus. It is not complete and does not contain all of the information that a prospective investor should consider before investing in the Company. Before investing, you should carefully read the more detailed information appearing elsewhere in this Prospectus.

The Company ..............................
The Company is a newly organized Delaware statutory trust, structured as an externally managed, diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act.

Board of Trustees ........................
The Company’s Board of Trustees (“Board”) has overall responsibility for the management and supervision of the business operations of the Company. The
Board is comprised of five Trustees, a majority of whom are not “interested persons” (as defined in the 1940 Act) of the Company (“Independent Trustees”).

The Adviser and the Administrator ..............................
The Adviser, which is registered as an investment adviser with the SEC under the Advisers Act, serves as the Company’s investment adviser and is responsible for making investment decisions for the Company’s portfolio. The Adviser was formed in August 2025, has limited investing history and has no experience managing BDCs, and is a wholly-owned subsidiary of Robinhood. As of June
30, 2026, the Adviser had approximately $704.1 million of assets under management. The Adviser will also serve as the administrator of the Company
(in its capacity as administrator of the Company, the “Administrator”).

Investment Team ........................
The Adviser’s investment team currently consists of seven research and investment professionals, including Sarah Pinto and Richard Aberman, the portfolio managers of the Company, and is supported by members of the
Adviser’s senior executive team. The investment team is responsible for selecting and evaluating all investment opportunities on behalf of the Company.
The investment team’s members may change from time to time as designated by the Adviser.

Investment Objective ..................	The Company’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Company will achieve its investment objective.

Investment Strategies ..................
In pursuing its investment objective, the Company will primarily invest, under normal circumstances, in a diversified portfolio of early-stage and growth-stage private companies, with a focus on private companies that are current or previous participants in the Y Combinator startup accelerator program or companies with a founder or co-founder that has participated in the Y Combinator startup accelerator program (collectively, “YC Companies”). Approximately 500-700 companies join Y Combinator each year.[1] The Company may, however, also invest in companies that are not YC Companies.

Y Combinator is a leading startup accelerator that helps launch and scale early-
stage technology companies by providing seed funding, mentorship, and access to a global founder and investor network. “Y Combinator” is a registered trademark of Y Combinator Management, LLC or its affiliates and is used by the
Company with permission. Y Combinator does not sponsor, endorse, or promote the Company and has no responsibility for the management or performance of the Company.

The Company will seek to invest in YC Companies and other early-stage and growth-stage private companies that, in the view of the Adviser, demonstrate significant growth potential (each, a “Promising Company”). In identifying
Promising Companies, the Adviser considers a variety of factors that may include the experience and track record of the founding team, market size, industry trends, product differentiation, commercial traction, and business model. The Adviser bases its evaluation on information available at the time of investment, which may include pitch presentations, publicly available materials, the Adviser’s own research and analysis, and references from parties familiar with the company or its founders.
The specific Promising Companies in which the Company focuses its investments may change over time, including if a Promising Company becomes a public company or is acquired in the future and the Company elects to sell its investment in such company.

As a BDC, at least 70% of the Company’s assets must be the type of
“qualifying” assets listed in Section 55(a) of the 1940 Act, as described herein, which are generally privately offered securities issued by U.S. private or thinly traded companies. The Company may also invest up to 30% of its portfolio opportunistically in “non-qualifying” portfolio investments, such as investments in non-U.S. companies and private vehicles that rely on an exclusion from the definition of investment company in Section 3(c) of the 1940 Act.

The Company will make direct investments in Promising Companies, including follow-on investments, which will typically be in the form of non-controlling equity and equity-related securities, including, but not limited to, simple agreements for future equity (“SAFEs”), common stock, warrants, convertible preferred stock, other equity or equity-linked securities or ownership interests in business enterprises, other forms of senior equity, which may or may not be convertible into a company’s common equity, and preferred stock and convertible debt securities.

The Company expects that a significant portion of its investments may be in the form of SAFEs. A SAFE is an agreement between an investor and a company in which the company generally agrees that the investor’s investment in the company will be converted into equity in the company upon certain trigger events. For example, the investor’s SAFE investment would typically be converted into convertible preferred stock in the company’s next priced equity financing round, at the valuation that is set in the company’s next priced equity financing round. In addition, a SAFE may be triggered if the company is acquired by or merged with another company. Other triggers may be an initial public offering of securities by the company.

Although the Company will principally seek to invest directly in Promising
Companies, the Company may also make indirect investments in Promising
Companies by purchasing units or shares of special purpose vehicles (“SPVs”), venture funds and private equity funds, limited liability companies, limited partnerships, pooled investment vehicles, including venture capital funds, that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the
1940 Act, and other vehicles (each, a “Private Vehicle”) that provide the
Company with economic exposure to the equity of one or more Promising
Companies. The SPVs in which the Company expects to invest will be private investment vehicles managed by unaffiliated managers that are designed to provide the Company and other accredited investors access to concentrated economic exposure to one or more specific private companies through a private offering of securities exempt from registration under the Securities Act pursuant to Regulation D. An SPV may source its investments in underlying private companies through a variety of methods, including through existing investment, business or other relationships that the manager of the SPV may have with a private company or its founders and/or key employees. Individual SPVs that the
Company expects to invest in may have different terms and structures, which may present unique risks and a different economic experience than if the
Company were to hold interests in the underlying private companies directly.
The types of SPVs in which the Company expects to invest may charge upfront sales charges as well as management fees and/or carried interest-type fees that will impact the value of the Company’s investment and the Company’s investment return. All investors in an SPV typically will have similar rights, which are documented in the governing documents of the SPV, subject to the terms of any side letters entered into between an investor (including the
Company) and the manager of the SPV that may alter such rights and/or provide certain benefits to individual SPV investors.

It is expected that the SPVs in which the Company invests will not provide the
Company with voting rights with respect to the SPVs or underlying private companies. Private Vehicles will typically not be controlled by the Company and will not be subsidiaries of the Company. Such investments may include investments made through “secondary transactions,” in which the Company acquires an interest in an existing Private Vehicle from another investor. The
Company also may seek indirect economic exposure to Promising Companies in other ways, including through special situations, other equity or credit investments, equity-related and equity-linked investments such as forward contracts for future delivery of stock, swaps, and other synthetic equity agreements that provide it with economic exposure to the equity of a Promising
Company. To the extent the Company enters into forward contracts or other derivatives with respect to a Promising Company, the Company intends to do so only with reputable counterparties that have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P Global
Ratings (“S&P”) or Moody’s Ratings (“Moody’s”), or that have an equivalent rating from another nationally recognized statistical rating organization
(“NRSRO”), or that are determined to be of equivalent credit quality by the
Adviser.
Private Vehicles that rely on an exclusion from the definition of investment company in Section 3(c) of the 1940 Act would not be qualifying assets for purposes of compliance with the requirement of Section 55(a) of the 1940 Act to invest at least 70% of the Company’s total assets in qualifying assets.
The Company will publicly disclose information regarding its exposure to the holdings of Private Vehicles and will make such information available on the
Company’s website (robinhood.com/us/en/ventures/rvii) on at least a quarterly basis and will post this information contemporaneously with its Form 10-K and
Form 10-Q filings.

In seeking to achieve its investment objective, the Company will invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, of private companies. Issuers of these securities are not expected to have a class of securities registered, or be subject to periodic reporting, pursuant to the Exchange Act.

The Company generally intends to hold its investments as a long-term investor, consistent with its investment objective and strategies, and, accordingly, the
Company does not expect to divest investments on any particular timeline or upon the occurrence of any particular event. For example, the Company expects generally to continue to hold investments in a company after future rounds of financing or an initial public offering. However, the Company may divest of some or all of an investment as the Adviser determines to be appropriate and consistent with the Company’s investment objective or strategies. This may occur in connection with a future round of financing, an initial public offering or acquisition of a company, in the event the Adviser determines it is appropriate to rebalance the portfolio, where the Adviser determines that the investment is no longer performing in line with expectations, or for any other reason in the
Adviser’s discretion. In addition, if an investment is held in a Private Vehicle, the Private Vehicle may dispose of a Promising Company.

Under normal circumstances, substantially all of the Company’s assets will be invested in direct or indirect investments in Promising Companies (except that the Company may continue to hold investments in a Promising Company after future rounds of financing or the initial public offering of such Promising
Companies). However, consistent with the Company’s BDC election and its election to be taxed as a RIC, the Company may also invest, to a lesser extent
(including while it is seeking to build its position in one or more Promising
Companies or to manage cash) in other investments, including listed companies, mutual funds, BDCs, exchange-traded funds (“ETFs”), money market funds,
U.S. government securities and other fixed income obligations, and cash equivalents (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements), and crypto or digital assets, and may at times hold a significant percentage of its assets in such investments. To the extent that a significant portion of the Company’s assets are invested in such instruments for an extended period of time, the Company may not achieve its investment objective.

The Company does not have fixed guidelines for diversification by industry or type of security, and investments may be concentrated in only a few industries or types of securities. The Company may, for example, invest significantly in aerospace and defense, artificial intelligence (“AI”), computer software, consumer products, consumer technology, enterprise software, Fintech, technology, and robotics-related companies.

The Company is permitted to borrow money or issue debt securities in an amount up to 66 2/3% of its total assets in accordance with the 1940 Act. The
Company may establish one or more credit lines to borrow money for a range of purposes, including for the purpose of funding investments, to satisfy the
Company’s liabilities or obligations, or other specified purposes. The Company may pledge its assets to secure any such borrowings. There is no assurance, however, that the Company will be able to enter into a credit line or that it will be able to timely repay any borrowings under such credit line, which may result in the Company incurring leverage on its portfolio investments from time to time. The Company’s use of leverage may increase or decrease from time to time in its discretion and the Company may, in the future, determine not to use leverage.

The Company may make investments directly or indirectly through one or more wholly-owned subsidiaries (each, a “Subsidiary” and collectively, the
“Subsidiaries”), and references herein to the Company’s investments also refer to any Subsidiary’s investments.

If the Company uses one or more Subsidiaries to make investments, the
Company and its Shareholders will bear the respective organizational and operating fees, costs, expenses and liabilities of those Subsidiaries. The
Company and its Subsidiaries will have the same investment strategies and will be subject to the same investment restrictions and limitations on a consolidated basis. The Adviser will serve as investment adviser to the Company and each
Subsidiary. The Subsidiaries will comply with the provisions of the 1940 Act relating to affiliated transactions and custody.

The Adviser will not cause the Company to engage in certain negotiated investments alongside affiliates unless the Company has received an order from the SEC granting an exemption from Sections 17 and 57 of the 1940 Act, or unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations thereof, as expressed in SEC no-action letters or other available guidance. The Adviser and the Company have applied for an exemptive order from the SEC that, if granted, would expand the Company’s ability to invest alongside its affiliates in privately placed investments that involve the negotiation of certain terms of the securities to be purchased (other than price-
related terms).

__________________
(1)Source: Startup Directory (last visited June 25, 2026), available at https://www.ycombinator.com/companies.

Market Opportunity ....................
Venture investing has historically been one of the most powerful engines of wealth creation in the American economy — generating many of the companies that have defined modern life, employed millions of Americans, and produced extraordinary returns. Yet the opportunity to share in that wealth creation has been systematically denied to the vast majority of Americans, reserved instead for a small and self-reinforcing circle of institutional investors and well-
connected insiders. That exclusion is not an accident of market structure. It is a consequence of rules and access barriers that have never been designed to provide access to ordinary Americans. The Company is designed to change that
— by investing in YC Companies and other early-stage or growth-stage companies whose technology, markets, and competitive position demonstrate, in the view of the Adviser, compelling potential, providing the access and the diversification that are unavailable to most investors.
I.The Private Venture Market: Size, Growth, and Returns
The U.S. venture capital market has grown dramatically over the past decade and a half. U.S. venture capital reached $320.0 billion deployed in 2025 — the second-highest annual total ever recorded, behind only the 2021 peak of $358.2 billion.[1] Even the relative trough of 2023, at $168.8 billion, exceeded every pre-2018 annual total in U.S. history. The U.S. venture capital industry now manages $1.38 trillion in total assets under management — comprising $1.08 trillion in net asset value and $299.3 billion in dry powder awaiting deployment into the next generation of companies.[1]
Equally significant is a structural shift in when companies choose to access public markets — and therefore in where their most significant appreciation occurs. The median time from a company’s founding to its initial public offering
(“IPO”) was 5 years in 1999; by 2024, that figure had reached 14 years.[2] A company that remains private for 14 years may complete its foundational growth arc — from idea, to product-market fit, to scaling — entirely within the private markets, entirely out of reach of most of the investing public. The investors who participate in that arc earn returns commensurate with bearing that risk. Often, by the time a company reaches its IPO, the most significant wealth creation has already occurred, and it has occurred exclusively for the small group of insiders who were allowed to invest early on.
As of year-end 2025, approximately 859 venture-backed private companies globally were valued at $1 billion or more, representing an aggregate estimated value of approximately $4.34 trillion.[3] Whether that value is ultimately realized through an acquisition, a public offering, or a secondary transaction, most of the returns will flow to those who were permitted to invest during the private phase
— the same endowments, sovereign wealth funds, and ultra-high-net-worth individuals who have always had access.
II.The Closed Door: How Ordinary Americans Are Locked Out
The private venture market has delivered significant returns and generated much of the economic dynamism of the past generation. Generally, private venture investments have not been accessible to most ordinary Americans. The exclusion operates at two levels — a legal barrier erected by the SEC’s accredited investor rules, and a practical barrier rooted in the insular network dynamics of venture capital.
The Accredited Investor Threshold. Under the Securities Act of 1933, most private securities offerings — including interests in venture capital funds and direct investments in private companies — may be sold only to “accredited investors,” defined by minimum thresholds for income, net worth, or professional certification.[4] According to a June 2025 study published by the
SEC’s Office of the Investor Advocate (the “2025 OIAD study”), approximately
12.6% of U.S. individuals qualify as accredited investors.[5] More than eight in ten
Americans may be legally prohibited from investing in the types of private venture investments that have generated some of the most significant wealth in modern economic history because they do not meet the accredited investor threshold.

The Network Barrier. For the minority of Americans who clear the legal threshold, a second wall awaits. Even among those who are legally eligible to participate, only 4.3% of accredited investors actually own private market securities.[5] The most successful private venture funds are chronically oversubscribed and allocate capacity almost entirely to a fixed circle of institutional investors and high-net-worth individuals whose relationships were established over decades. Top-tier founders typically raise money through introductions from trusted networks, resulting in many of the best opportunities going to the same people they always have.
The result is a compounding exclusion. Only 12.6% of Americans are legally eligible to participate. Of those, only 4.3% actually own private market securities. Meanwhile, among the vast majority of Americans who are not accredited investors, only 1.1% own private market securities. Collectively, approximately 1.3% of the total U.S. population holds any private market investment at all.[5] However, the same 2025 OIAD study found that 5.2% of the total U.S. population — four times the number who actually own such securities
— express interest in investing in new or private companies.[5] We believe that the gap between what such Americans want and what they are permitted to access may be the defining inequity of modern capital markets.
III.The Diversification Dilemma
The structural exclusion described above does more than deny ordinary
Americans access to individual opportunities. It prevents them from investing in early-stage and growth-stage companies in one of the only ways that we believe makes economic sense.
Early-stage and growth-stage investing is defined by the power law: the distribution of outcomes is extraordinarily skewed, with the large majority of companies returning little or no capital and a small number of exceptional outcomes driving virtually all aggregate returns.[6] This is not a flaw in the asset class — it is its defining characteristic, and it is precisely what produces venture-
scale returns for those who can capture it. Historical data shows that, as an asset class, seed and Series A investing has delivered the highest returns of any stage in U.S. venture capital, even accounting for higher company failures.[8] But capturing it requires a portfolio broad enough to include the outliers. An investor who participates in only a handful of early-stage or growth-stage companies faces binary concentration risk with no structural mechanism to offset failures.
The expected return of a small, undiversified portfolio of early-stage and growth-
stage investments is materially lower than the expected return of the asset class itself, because the probability of holding the handful of companies that drive aggregate returns decreases sharply as portfolio size declines. Institutional venture funds are constructed with this dynamic explicitly in mind — deploying capital across large numbers of companies precisely because breadth of exposure is the instrument through which the power law works in investors’ favor rather than against them.

It generally is not possible for ordinary Americans to obtain this type of diversified exposure to early- and growth-stage companies on their own. The legal and network barriers described above do not merely limit retail access to individual transactions — they make it structurally impossible for typical retail investors to assemble the kind of diversified portfolio of early-stage and growth-
stage companies that we believe the asset class calls for. Minimum investment sizes in private rounds — even where access exists — are typically far beyond what retail investors can deploy across a sufficient number of companies to achieve meaningful diversification. Deal flow itself is the binding constraint:
building a diversified early-stage and growth-stage portfolio requires consistent access to a large volume of high-quality opportunities, which in turn requires the kind of established institutional relationships that retail investors generally do not have. A retail investor who overcomes the accredited investor legal threshold and secures access to one or two early-stage investments has not solved the access problem — he or she has simply taken on the risk profile of early-stage investing without the broad portfolio construction that makes that risk rational to bear.
The inability to diversify is not a secondary limitation. It is a core reason that retail participation in early-stage and growth-stage investing, absent a professionally managed, broadly diversified structure, fails to deliver the returns that make the asset class worth pursuing. Solving the access problem means solving the diversification problem — and doing so at a scale and with a sourcing capability that retail investors generally cannot replicate on their own.
IV.RVII: Built to End the Exclusion
RVII is purpose-built to address the barriers and limitations described above.
RVII has no investment minimums, no income threshold, no net worth test, and no accredited investor requirement. The wealth barrier that largely defines the private market does not apply to RVII.
RVII will be listed and freely tradable on the NYSE. Investors may buy or sell
Shares on the NYSE without lockup periods, redemption gates, or capital call obligations, although an active market may not develop, while the Company generally expects to hold its investments through their natural private-phase arc and seeks to realize value at natural exit — through acquisition, public offering, or secondary transaction.
Diversification is a structural feature of RVII. Over time, RVII expects to invest across a portfolio of a significant number of companies, applying the construction discipline that institutional venture funds use to manage single-
company failure risk. The existing seed portfolio already includes investments in
80 private companies. Individual retail investors generally cannot replicate this structure independently: private investing requires deal sourcing, underwriting capacity, and portfolio scale that are generally operationally out of reach for individuals acting alone.
The Adviser believes it is situated to develop a pipeline of investment opportunities that are generally accessible only to institutional insiders. The
Adviser’s relationships across venture capital include investors, founders, and institutional participants who are active in venture markets, both within and beyond the YC Company ecosystem. These relationships provide the Adviser with visibility into financing rounds, access to investment opportunities that are not broadly marketed, and the credibility to participate in competitive rounds alongside established institutional investors. Early-stage and growth-stage investing is, by its nature, a relationship-driven activity: the most attractive opportunities are allocated through trusted networks, and access is a function of reputation and prior engagement. The Adviser’s position within those networks is a strategic advantage that individual retail investors — and many new market entrants — generally cannot replicate independently.

V.Why Y Combinator: Leading Incubator with a Strong Track
Record(7)
Y Combinator has funded over 5,000 companies with a combined value of over
$1.3 trillion, including 100 “unicorns” with valuations over $1 billion, since
2005. Some notable companies previously funded by Y Combinator include:
•Aerospace: Boom
•Consumer & Marketplaces: Airbnb, DoorDash, Instacart, Reddit,
Twitch
•Enterprise & AI: Cruise, Deel, Dropbox, PagerDuty, OpenAI, Scale AI
•Fintech: Brex, Coinbase, Gusto, Stripe
See “Principal Risk Factors—YC Companies Risk.”

__________________
(1)Source: NVCA 2026 Yearbook (National Venture Capital Association / PitchBook Data, Inc., 2026); data as of December 31, 2025.
(2)Source: Jay R. Ritter, “Initial Public Offerings: Median Age of IPOs Through 2025,” University of Florida IPO Initiative, updated
December 31, 2025. Based on 9,343 IPOs from 1980–2025.
(3)Source: NVCA 2026 Yearbook (National Venture Capital Association / PitchBook Data, Inc., 2026); data as of December 31, 2025.
(4)Source: 17 C.F.R. § 230.501(a).
(5)Source: Katherine Carman, Alycia Chin, Steven Nash & Brian Scholl, “Exploring Accredited Investors and Private Market Securities
Ownership,” SEC Office of the Investor Advocate, OIAD Working Paper 2025 No. 1 (June 2025). Numbers included were provided by the study and may not arithmetically reconcile.
(6)Source: See e.g., Chris Dixon, Performance Data and the 'Babe Ruth' Effect in Venture Capital, Andreessen Horowitz (June 8, 2015),
https://a16z.com/performance-data-and-the-babe-ruth-effect-in-venture-capital/. Past performance is not indicative of future results.
(7)Data from Y Combinator website. Past performance is not indicative of future results. The performance results for Y Combinator presented above are not intended to predict or suggest the future returns of the Company. The performance data shown above should not be considered a substitute for the Company’s own performance information.
(8)Source: Kaidi Gao, VC Returns by Series: Part IV, PitchBook Data, Inc. (Aug. 27, 2024), data as of June 6, 2024. Past performance is not indicative of future results. Seed-stage investments, in aggregate across the full cohort of companies that raised a seed round, generated the highest annualized returns of any series, at 25.5%, compared with 19.2% for Series A, roughly 13% for Series B and C, and 14.5% for
Series D+. Seed-stage companies fail at a rate as high as 38.6% by company count, nearly triple the roughly 13% failure rate seen at Series
D and beyond. Failure rates and annualized returns are historical, aggregate figures derived from a cohort of US-headquartered, venture-
backed companies that raised their first round of institutional VC financing between 2009 and 2018, and reflect PitchBook's proprietary methodology, including estimated assumptions for companies presumed to have failed based on an extended period without a subsequent financing round. These figures do not represent the actual or projected returns of the Company or any portfolio company, and there can be no assurance that the Company will achieve comparable, or any, returns.

Listing and Symbol .....................	The Shares are expected to be listed, subject to official notice of issuance, on the NYSE under the symbol “RVII.” See “Description of Shares.”

Principal Risk Factors .................
The following are certain principal risk factors that relate to the operations and terms of the Company. The following information is a discussion of the known material risk factors associated with an investment in the Shares specifically.
Additional risks and uncertainties not currently known to the Company or that the Company currently deems to be immaterial also may materially adversely affect the Company’s business, financial condition and/or operating results. The value of your investment in the Company, as well as the amount of return you receive on your investment in the Company, may fluctuate significantly. You may lose part or all of your investment in the Company. There is no assurance that the Company will meet its investment objective. An investment in the Company is speculative and involves a high degree of risk. Therefore, you should consider the risks of investing in the Company prior to making an investment in the
Company. Each risk summarized below is considered a “principal risk” of investing in the Company, regardless of the order in which it appears.

Early-Stage Companies Risks
The types of investments that the Company anticipates making involve a high degree of risk. In general, financial and operating risks confronting portfolio companies can be significant. While targeted returns should reflect the perceived level of risk in any investment situation, there can be no assurance that the
Company will be adequately compensated for risks taken. A loss of the
Company’s entire investment is possible. The timing of profit realization is highly uncertain. Losses are likely to occur early in the Company’s term, while successes often require a long maturation period.
Early-stage companies often experience unexpected problems in the areas of product development, manufacturing, marketing, financing and general management, which, in some cases, cannot be adequately solved. In addition, such companies may require substantial amounts of financing, which may not be available through institutional private placements or the public markets. In addition, the markets that such companies target are highly competitive and in many cases the competition consists of larger companies with access to greater resources. The percentage of companies that survive and prosper can be small.
Given the rapid timelines often associated with accelerator programs such as Y
Combinator, and the inherently limited information available on early-stage companies, the Adviser’s evaluation of a given opportunity is generally conducted on an expedited basis, which creates heightened risk for investors in such early-stage companies.
YC Companies Risk
Because the Company focuses its investments in YC Companies, it may be more concentrated in certain types of businesses (such as high-growth or technology-
oriented companies) and may perform differently than funds that invest in a broader range of companies or have a less focused investment approach. The
Company is not a party to any agreement with Y Combinator with respect to access to YC Companies. Any limitation imposed by Y Combinator on the
Company’s access to YC Companies could have a material adverse effect on the
Company’s business, financial condition or results of operations.
Equity Securities Risk
The value of the equity securities the Company holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Company holds participate or factors relating to the specific companies in which the Company invests. These can include stock movements, purchases or sales of securities by the Company and other investors, government policies, litigation, changes in interest rates, inflation, the financial condition of the companies in which the Company invests or perceptions of such companies, or economic conditions in general or specific to the issuer. Equity securities and equity-related securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Company’s equity investments.
The equity interests the Company invests in may not appreciate in value and, in fact, may decline in value or lose all value. Accordingly, the Company may not be able to realize gains from its equity investments, and any gains that it does realize on the disposition of any equity investments may not be sufficient to offset any other losses it experiences.

SAFEs Risk
SAFEs do not represent an equity ownership interest at the time of investment and it is uncertain if SAFEs will provide such exposure in the future. They are designed for early-stage, high-growth startup companies that are expected to raise additional capital in the future. If such growth or financing does not occur, the economic assumptions underlying the investment may not be realized. Unlike common stock, SAFEs do not provide holders with any current ownership rights, including voting rights or rights to dividends, and instead represent only a contractual right to receive equity in the future upon the occurrence of specified triggering events, such as a future equity financing, acquisition, or initial public offering, which may not occur. If such triggering events do not occur, the
Company may never receive equity securities and could lose its entire investment. In certain circumstances, a portfolio company may raise additional capital through alternative financing structures that do not trigger conversion.
Even if a triggering event occurs, the terms governing conversion may be complex and highly variable, including valuation caps, discounts, or other mechanisms, such as most favored nation or pro rata provisions, that may significantly affect the amount and value of equity ultimately received.
The valuation for the company used in the conversion of the SAFEs will be determined by the investors investing in the next priced equity financing round that triggers conversion of the SAFEs, which valuation may not be known by the
Company or an accurate reflection of the valuation of the company at that time.
A SAFE investment’s value may not change for an extended period of time, for example, until a conversion is triggered. Upon conversion, the Company’s investment in the company that issued the SAFE may change significantly, impacting the Company’s NAV per share and potentially the trading price for the
Shares. Because SAFEs are valued based on estimates of future contingent events, their reported fair value may differ materially from realized outcomes.

Private Investments Risk
Investments in private companies involve a high degree of business and financial risk that can result in substantial losses. Less information is available with respect to private companies compared to public companies and private company investments offer limited liquidity. Private companies generally are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting.
Operating results for private companies in a specified period may be difficult to determine. As a result, there is risk that the Company may invest on the basis of incomplete or inaccurate information, and will not be able to adequately monitor the performance of its investments, which may adversely affect the Company’s investment performance. In addition, to the extent the Company or its Adviser receives material non-public information about a private company, the
Company’s ability to trade in that company (including the Company’s ability to sell its interest in the company) may be restricted at times. Private companies in which the Company may invest also may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Private company investments are more difficult to value than investments in public companies due to less information being available and valuations may fluctuate more dramatically than those of public companies. As a result, the Company’s NAV could significantly increase or decrease if the
Company learns of new material information regarding a private company, particularly if the company comprises a significant portion of the Company’s portfolio. Additionally, the Company will only value its investments on a periodic basis. To the extent that new material information regarding a private company in which the Company has invested becomes public, the trading price of the Shares could fluctuate significantly, including potentially causing the
Shares to trade at a discount or premium to the most recently published NAV.

Investments in private companies generally are in restricted securities that are not traded in public markets and subject to transfer restrictions and substantial holding periods. There can be no assurance that the Company will be able to realize the value of its investments in a timely manner, and its ability to dispose of its investments when desired and to rebalance its portfolio in response to market conditions may be limited. There also is no assurance that the private companies in which the Company invests will ever have a liquidity event.
Additionally, the types of private companies in which the Company expects to invest may be dependent on key personnel for their future success. If a company is unable to hire and retain qualified personnel, or if the company loses a founder or any key member of its management team, its ability to achieve its business objective could be significantly impaired.

Historical returns for private company investments have often been dependent on investment selection with a limited number of companies having an outsized impact on the return profile of the asset class. Private companies typically control which investors are permitted to invest in their company, including through a consent right over which investors are permitted to purchase shares from existing investors in that company. There can be no assurance that the companies that the Company targets will permit the Company to become an investor. The Company may not be able to deploy all of its capital in companies that fit its investment mandate.
The Company’s private investments may be subject to risks associated with an unaffiliated lead investor. Due diligence will be conducted on private investment opportunities. However, due diligence will necessarily be limited by, among other things, information that the Company is able to obtain, and the Company expects that substantially less information will be available about the Company’s private investments than information that would be available for publicly traded investments. The Company expects to make minority investments where it may have little to no opportunity to negotiate the terms of a particular private investment or to require a specific private company in which the Company invests to disclose any particular type of information to the Company, either in connection with diligence or as ongoing reporting. Where the Company invests alongside an unaffiliated lead investor, the Adviser may rely to some extent on the lead investor’s diligence.

In connection with some of the Company’s investments in private companies, the Company may pledge some or all voting rights in a particular company to management or another third-party investor. The Adviser may determine in its sole discretion that a pledge of such voting rights for a specific investment opportunity is in the best interests of the Company, and if the Adviser determines that the Company should not agree to pledge such voting rights, it may result in the Company being excluded from the investment opportunity.

The Company may be provided the opportunity to make additional investments in a private company in its portfolio as “follow-on” investments. The Company may elect not to make follow-on investments in a portfolio company or may lack sufficient funds to make those investments. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and the value of the Company’s investment, or may result in a missed opportunity for the Company to increase its participation in a successful company.

The Company does not intend to hold controlling equity interests in its portfolio companies and does not expect to be in a position to exercise control over the management of those companies. As a result, the Company will be subject to the risk that a portfolio company may make business decisions with which the
Company or its Adviser disagree, and the shareholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to the interests of the Company and its Shareholders.

Private Vehicle Risks
The Company is subject to the risks of any Private Vehicles in which it invests.
Private Vehicle interests (which, as noted above, include SPV interests) are expected to be illiquid and subject to restricted marketability, and it may be costly and take considerable time for the Company to realize the value of those investments. In addition, certain private companies may impose broad transfer restrictions on their equity securities. These restrictions may extend to the ability of a Private Vehicle that invests in such private company to admit new investors, meaning that the Company may be unable to invest in a Private Vehicle without the consent of the underlying private company. There can be no assurance that such consent will be granted, which may limit the Company’s ability to gain exposure to certain private companies. The Company expects to primarily invest in Private Vehicles, including SPVs, that provide exposure focused on the same
Promising Companies that the Company invests in directly. Although the
Adviser will seek to receive detailed information from each Private Vehicle in which the Company invests regarding its business strategy and any performance history, including audited financial statements, in most cases the Adviser will have little or no means of independently verifying this information. In addition,
Private Vehicles may have little or no near-term cash flow available to distribute to investors, including the Company.

Private Vehicle interests, including SPV interests, are ordinarily valued based upon valuations provided by the manager or general partner of the Private
Vehicle (a “Private Vehicle Manager”), which may be received on a delayed basis. Certain securities in which Private Vehicles invest may not have a readily ascertainable market price and may be fair valued by the Private Vehicle
Managers, similar to how the Company values its private investments. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Private Vehicle Manager, the accuracy of the valuations provided by the Private Vehicle Managers, that the Private Vehicle
Managers will comply with their own internal policies or procedures for keeping records or making valuations, or that the Private Vehicle Managers’ policies and procedures and systems will not change without notice to the Company. As a result, a Private Vehicle Manager’s valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities.
A Private Vehicle Manager’s information could also be inaccurate due to fraudulent activity, mis-valuation or inadvertent error. The Company may not uncover errors in valuation for a significant period of time, if ever. Private
Vehicle Managers may not use the same valuation methodologies that the
Company would use if the Company held the same underlying investments directly.

The Company will pay asset-based or commitment-based fees, and, in most cases, will be subject to performance-based fees in respect of its interests in
Private Vehicles. Such fees and performance-based compensation are in addition to the Company’s own base management fee and incentive fee on capital gains
(together, the “Management Fee”). In addition, performance-based fees charged by Private Vehicle Managers may create incentives for the Private Vehicle
Managers to make risky investments. The Company may be required to pay a
Private Vehicle Manager a performance-based fee based on a Private Vehicle’s investments with positive returns even if the Private Vehicle’s overall returns are negative. Shareholders will indirectly bear a proportionate share of the fees
(including any performance fees) and expenses of the Private Vehicles, in addition to a proportionate share of the fees and expenses of the Company, which will reduce the Company’s investment returns.

The Company is subject to the risks associated with its Private Vehicles’
underlying investments. The investments made by the Private Vehicles will entail a high degree of risk and in most cases will be highly illiquid and difficult to value. The success of each investment made by a Private Vehicle will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors. The Company may be subject to capital calls with respect to its Private Vehicle investments, and may need to hold a portion of its portfolio in cash or other liquid assets, or borrow money, to meet such capital calls.

In connection with making an investment in a Private Vehicle, the Company may decide to pledge some or all voting rights in a Private Vehicle to management or another third-party investor. The Adviser may determine in its sole discretion that a pledge of such voting rights for a specific investment opportunity is in the best interests of the Company, and if the Adviser determines that the Company should not agree to pledge such voting rights, it may result in the Company being excluded from the investment opportunity.

The Company may make secondary investments in Private Vehicles by acquiring interests in Private Vehicles from existing investors in such Private Vehicles. In such instances, it is generally not expected that the Company will have the opportunity to negotiate the terms of the interests being acquired, other than the purchase price, or other special rights or privileges. Moreover, there is no assurance that the Company will be able to purchase secondary investments in
Private Vehicles at attractive discounts to their respective NAV per share, or at all. The overall performance of the Company’s secondary investments in Private
Vehicles will depend in part on the acquisition price paid by the Company for its secondary investments, the structure of such acquisitions and the overall success of the Private Vehicle. There is significant competition for secondary investments. No assurance can be given that the Company will be able to invest, or invest in the amounts desired, in such investments.

Regulatory changes may adversely affect Private Vehicles. The legal, tax and regulatory environment for Private Vehicles is evolving, and it is possible that any future changes may have a materially adverse effect on the ability of Private
Vehicles to pursue their investment strategies. Any regulatory changes that adversely affect a Private Vehicle’s ability to implement its investment strategies could have a material adverse impact on the Private Vehicle’s performance, and thus on the Company’s performance.

Adviser Risk
The Company does not and will not have any internal management capacity or employees and depends on the experience, diligence, skill and network of business contacts of the investment professionals the Adviser currently employs, or may subsequently retain, to identify, evaluate, negotiate, structure, close, monitor and manage the Company’s investments. The Adviser will evaluate, negotiate, structure, close and monitor the Company’s investments in accordance with the terms of the Investment Advisory Agreement (as defined later under
“Management Fee”). The Company’s future success will depend to a significant extent on the continued service and coordination of the Adviser’s senior investment professionals. The departure of any of the Adviser’s key personnel, including the portfolio managers, or of a significant number of the investment professionals of the Adviser, could have a material adverse effect on the
Company’s business, financial condition or results of operations. In addition, the
Company cannot assure investors that the Adviser will remain the Company’s investment adviser. The Company may not be able to find a suitable replacement adviser, resulting in a disruption in its operations that could adversely affect its financial condition, business and results of operations.

Concentration Risk
The Company does not have fixed guidelines for diversification by industry or type of security, and investments may be concentrated in only a few industries or types of securities. The Company may, for example, invest significantly in aerospace and defense, artificial intelligence (“AI”), computer software, consumer products, consumer technology, enterprise software, Fintech, technology, and robotics-related companies.
While these sectors in which the Company may invest can offer high growth potential, they also come with heightened risk. Companies in these sectors are often highly dependent on innovation, research and development, and consumer adoption, and can be significantly impacted by legislative and regulatory changes, adverse market conditions and competition, all of which can lead to significant price volatility. The Company’s concentrated exposure to these sectors could result in greater losses during periods of market volatility or sector-
specific downturns. By focusing on a group of industries, the Company carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. The
Company’s concentration of risk in these sectors may increase the losses suffered by the Company or reduce its ability to dispose of depreciating assets. If the Company concentrates in a group of industries, there is also the risk that the
Company will perform poorly during a slump in demand for securities of companies in such industries. Concentration could expose the Company to losses disproportionate to those incurred by the market in general if the areas in which the Company’s investments are concentrated are disproportionately adversely affected by price movements in those financial instruments or assets. The
Company is subject to the risks associated with the sectors in which it may invest, and the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting these sectors. The risks associated with the sectors in which the Company may invest are further described below.

Technology Sector Risk
Investing in private technology companies involves a number of significant risks. These risks include volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences, periodic downturns, regulatory concerns and litigation risks. The revenue, income (or losses) and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of products and some services provided by companies in technology-related sectors have historically decreased over their productive lives.

Many technology companies depend on third-party platforms and products, and policy changes or technical issues in such systems could impair monetization.
Reliance on third-party cloud and data-center providers can also increase exposure to outages, capacity shortfalls and cost increases. In addition, hardware and device makers are exposed to a limited number of contract manufacturers with geopolitically sensitive supply chains, which amplifies disruptions from trade restrictions, natural disasters or public-health events. Where global trade controls apply, export restrictions can abruptly curtail market access, depress demand or force costly re-engineering.

AI Industry Risk
Companies involved in AI-related businesses may have limited product lines, markets, financial resources or personnel. These companies face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing the consumer base of their respective products and services. Many of these companies are also reliant on the end-user demand of products and services in various industries that may in part utilize AI and/or data services. Further, many companies involved in AI-related businesses may be substantially exposed to the market and business risks of other industries or sectors, and the Company may be adversely affected by negative developments impacting those companies, industries or sectors. In addition, these companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance that companies involved in the AI industry will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. AI companies also face risks specific to training data and model development, including allegations that third-
party models or datasets used to develop or enhance products lacked proper licenses or consents, challenges obtaining or maintaining access to high-quality models, datasets, or specialized hardware, and higher operating costs driven by compute-intensive training and inference.

AI companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. Compliance with evolving regulatory obligations specific to AI, such as the EU Artificial Intelligence Act, California’s Transparency in Frontier
Artificial Intelligence Act, and other emerging United States federal and state oversight of model transparency, safety and privacy, may require significant changes to products, practices and business models, which may adversely affect
AI companies subject to such regulations. Many AI companies also depend on third-party cloud infrastructure operated by a small number of service providers to host and deliver their offerings; interruptions, price increases or preferential treatment of competitors by those service providers, or any cyberattacks on those providers, could materially and adversely affect the operations of such AI companies. Other issues arising from the development and use of AI, such as bias, safety defects or inaccurate outputs, may result in reputational harm, competitive harm or legal liability.

AI companies typically engage in significant research and development spending, and there is no guarantee that the products or services produced by these companies will be successful. AI companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology.
AI could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology.

Aerospace and Defense Industry Risk
Aerospace and defense companies can be significantly affected by government aerospace and defense regulation and spending policies because companies involved in this industry rely to a significant extent on U.S. (and other)
government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. The sector also depends on a globally dispersed supply chain, where supplier distress, quality issues and retrofit campaigns can disrupt deliveries and raise costs. The aerospace industry in particular has recently been affected by adverse economic conditions and consolidation within the industry.

Fintech Sector Risk
Fintech companies may face competition from larger and more established firms, and a Fintech company may not currently or in the future derive any revenue from disruptive technologies. In addition, Fintech companies may not be able to capitalize on their disruptive technologies if they face political and/or legal attacks from competitors, industry groups or local and national governments.
Additionally, many Fintech companies operate under complex financial regulatory regimes, which can force product changes, add cost and result in fines.

Computer Software Industry Risk
Computer software companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer software companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of computer software companies depends in substantial part on the timely and successful introduction of new products and the ability to service such products.

Consumer Goods Industry Risk
Companies in the consumer goods industry include companies involved in the design, production or distribution of goods for consumers, including food, household, home, personal and office products, clothing and textiles. The success of the consumer goods industry is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition, consumer confidence and consumer disposable income. The consumer goods industry may be affected by trends, marketing campaigns and other factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain companies in the consumer goods industry. Moreover, international events may affect food and beverage companies that derive a substantial portion of their net income from foreign countries. In addition, tobacco companies may be adversely affected by new laws, regulations and litigation. Many consumer goods may be marketed globally, and consumer goods companies may be affected by the demand and market conditions in other countries and regions. Companies in the consumer goods industry may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer preferences may affect the success of consumer products.

Consumer Technology Industry Risk
Consumer technology companies produce a wide range of products and services for general consumers, such as smartphones, computers, home electronics, and software. The operations and performance of consumer technology companies depend significantly on global and regional economic conditions. Adverse macroeconomic conditions can adversely impact consumer confidence and spending and materially adversely affect demand for consumer technology companies’ products and services. The market for consumer technology products and services is highly competitive and subject to rapid technological change. The inability of a consumer technology company to develop and sell innovative new products with attractive margins or to protect itself from competitors’
infringement on its intellectual property could materially adversely affect that company’s ability to maintain a competitive advantage. Data security measures of consumer technology companies cannot provide absolute security, and losses or unauthorized access to or releases of confidential information can occur and could materially adversely affect a company’s business and reputation.
Consumer technology companies are subject to complex and changing laws and regulations. Compliance with laws and regulations is onerous and expensive.
New and changing laws and regulations can adversely affect a consumer technology company’s business by increasing the costs of compliance, limiting the company’s ability to offer a product, service or feature to customers, imposing changes to the design of the company’s products and services, or impacting customer demand for the company’s products and services.

Enterprise Software Industry Risk
Enterprise software companies develop and provide specialized software solutions for enterprises, rather than individual consumers, to streamline business operations and improve productivity. The industry in which enterprise software companies operate is characterized by rapid technological advances, intense competition, changing delivery models, evolving standards in communications infrastructure, increasingly sophisticated customer needs and frequent new product introductions and enhancements. Because enterprise software companies’ services are complex and incorporate a variety of hardware, proprietary software, third-party and open-source software, their services may have errors or defects that could result in unanticipated downtime for their subscribers and harm to their reputation and business. Enterprise software companies and their third-party vendors are regularly subject to attempts by third parties to identify and exploit product and service vulnerabilities, penetrate or bypass their security measures, and gain unauthorized access to their or their customers’, partners’ and suppliers’ software, hardware and cloud offerings, networks and systems. Such malicious attacks can lead, and have led, to the compromise of confidential information and harm to enterprise software companies’ reputation and business.

Robotics Risk
Risks associated with companies in the robotics industry include many of the same risks as companies in the technology sector (see “Technology Sector
Risk”). Securities of robotics companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

Companies focused on humanoid robotics face challenges specific to the complex and unproven nature of the technology. Such operations often require a significant allocation of capital to design, test, and scale viable robotic solutions, and may not produce meaningful revenue during the life of the Company.

Companies involved in AI-driven humanoid robotics may face regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology.
Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used.

Digital Assets Risk
Digital assets are assets designed to act as a medium of exchange, though some arguably have not achieved that purpose, and digital assets represent an emerging asset class. There are thousands of digital assets, with Bitcoin being one of the most well-known. Digital assets generally operate without a central authority (such as a bank) and are not backed by any government. Digital assets are not legal tender. Federal, state and/or foreign governments may restrict the use and exchange of digital assets, and regulation in the United States is still developing. The market price of digital assets has been subject to extreme fluctuations. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supranational or quasi-national organization), digital assets are susceptible to theft, loss, and destruction. Digital asset trading platforms and other trading venues on which digital assets trade are relatively new and, in most cases, largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other fiat currencies. Digital asset trading platforms may stop operating or permanently shut down due to fraud, technical glitches, hackers, or malware, which may also affect volatility.

General Risks of Investing in the Company
BDC Qualification. If the Company fails to continuously qualify as a BDC, it might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease the Company’s operating flexibility and could increase the cost of doing business. In addition, failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against the Company and expose us to private litigation. See “Business Development Company
Regulations” for additional information.
Emerging Growth Company Risk. Because of the exemptions from various reporting requirements provided to the Company as an “emerging growth company” and because the Company will have an extended transition period for complying with new or revised financial accounting standards, the Company may be less attractive to investors and it may be difficult for the Company to raise additional capital as and when it needs it. Investors may be unable to compare the Company’s business with other companies in the Company’s industry if they believe that the Company’s financial accounting is not as transparent as other companies in the Company’s industry. If the Company is unable to raise additional capital as and when it needs it, the Company’s financial condition and results of operations may be materially and adversely affected.
Incentive Fee Risk. The Incentive Fee on Capital Gains (as defined below)
payable by us to the Adviser may create an incentive for the Adviser to make investments on the Company’s behalf that are risky or more speculative than would be the case in the absence of such a compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns.
Trading at a Discount/Premium. Shares of business development companies such as the Company frequently trade at a discount to their NAV. There can be no assurance that the Shares will trade at a price equal to or higher than the
NAV. Also, the Company’s NAV will be reduced immediately following this offering by the Company’s offering costs.

The possibility that the Shares may trade at a discount to NAV is separate and distinct from the risk that the NAV may not accurately reflect the true value of the Company’s investments and the risk that the NAV may decline.

In addition to NAV, the market price of the Shares may be affected by such factors as distributions, significant trading in one or more of the Company’s portfolio securities that are or become publicly traded, or the issuance of additional Shares.

Other Risks Relating to Share Price. If the Company, Robinhood or Robinhood
Employee Fund, LP (the “Employee Fund”) sells additional Shares after this offering or is perceived by the public as intending to sell additional Shares, including upon the expiration of the Company Lock-Up Period or Robinhood
Lock-Up Period, respectively (as defined later in this Prospectus), the market price of the Shares could decline.

Exchange Listing. An active, liquid and orderly market for the Shares may not develop or be sustained. Investors may be unable to sell their shares at or above the price initially paid for those shares.

Competition for Investment Opportunities. The Company operates in a highly competitive market for investment opportunities. A number of entities, including venture capital firms and funds, public and private investment funds (including hedge funds), BDCs, commercial and investment banks, commercial financing companies, and internal venture capital arms of various companies will compete with the Company to make the types of investments that the Company plans to make. Robinhood and its affiliates also may compete with the Company for certain types of investments, including acquisitions of companies in which the
Company might otherwise have considered for investment. Many of the
Company’s potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Company has access to. For example, some competitors may have a stronger network of contacts and better connections for deal flow or have access to funding sources that are not available to the Company or its Adviser. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than we do. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Company is subject to under the 1940 Act.

There can be no assurance that the Adviser will be able to secure investments on behalf of the Company in all of the investment opportunities that it identifies for the Company, or that the size of the investments available to the Company will be as large as the Adviser would desire.

IPO Proceeds Investment Risk. Delays in investing the net proceeds raised in this initial public offering or any follow-on offering of Shares by the Company may cause the Company’s performance to be worse than that of other fully invested
BDCs or investors pursuing comparable investment strategies. The Company cannot assure you that it will be able to identify any investments that meet the
Company’s investment objective or that any investment that the Company makes will produce a positive return. The Company may be unable to invest the net proceeds of this initial public offering or any follow-on offering on acceptable terms within the time period that it anticipates or at all, which could harm the
Company’s financial condition and operating results.

Limited Operating History. The Company was recently formed, has limited operating history and has made limited investments using the proceeds of a seed capital investment by Robinhood. Further, the Adviser was recently formed and while its personnel have investment experience, the Adviser and its management have no experience managing BDCs.

Future Growth. The Company will need additional capital to grow and to fund growth in its investments, and the Company may issue additional equity securities in order to obtain this additional capital. The inability to obtain new capital or a reduction in the availability of new capital could limit the Company’s ability to grow or pursue business opportunities, which may have an adverse effect on the value of the Shares. In addition, regulations governing the
Company’s operation as a BDC affect its ability to raise additional capital and the way in which it does so. The raising of debt capital may expose the Company to risks, including the typical risks associated with leverage.

Valuation. The vast majority of the Company’s portfolio investments are expected to be in the form of securities that are not publicly traded, and that will accordingly be recorded at fair value as determined in good faith pursuant to the
Company’s valuation policies under the oversight of the Board. The Board has designated the Adviser as its valuation designee (the “Valuation Designee”).
Because the Company’s assets will largely be fair valued, there will be uncertainty as to the value of its portfolio investments. The fair value of securities and other investments that are not publicly traded may not be readily determinable. The Company will value its securities at fair value according to its written valuation procedures and as determined in good faith by the Adviser under the oversight of the Board. The Adviser may use the services of nationally recognized independent valuation firm(s) to aid it in determining the fair value of the Company’s securities. The methods for valuing these securities may include:
observable, company-specific hard events, including priced financings, tender/
secondary transactions with determinable pricing, signed merger and acquisition agreements, initial public offerings/direct listings, liquidation events, or other objectively verifiable transactions with clear pricing implications; significant events and other issuer-specific information that may reasonably indicate a material change in value; company actions and communications that may inform value, such as board-approved recapitalizations, stock splits, or issuer-published tender prices, evaluated in light of the full information set available to the
Adviser; credible third-party indications (e.g., large and recent secondary prints or other market participant data) where sufficiently reliable and relevant to the
Company’s security and the issuer’s circumstances; model-based approaches and/or third-party valuation support, together with company performance indicators, comparable company data, and other reasonably reliable information when transactions are unavailable, not readily comparable to the Company’s security, or are deemed stale, or where significant events indicate transaction inputs may no longer be representative.

In determining fair value, the Company considers the specific contractual terms of the SAFE, including valuation caps, discounts (where applicable), and other economic features, and evaluates the implied value of the resulting equity interest across a range of scenarios. Where applicable, the Company may reference observable transaction data (including priced financing rounds or other transactions, or “Hard Events”) and may derive an implied as-converted value, adjusted as appropriate for the terms of the SAFE and other relevant considerations.
A SAFE investment’s value may not change for an extended period of time, for example, until a conversion is triggered. Upon conversion, the Company’s investment in the company that issued the SAFE may change significantly, impacting the Company’s NAV per share and potentially the trading price for the
Shares. Because SAFEs are valued based on estimates of future contingent events, their reported fair value may differ materially from realized outcomes.
The value of the Company’s investments in Private Vehicles generally will be based on values provided by the applicable Private Vehicle Managers and, when such information is not available or, in the view of the Adviser, does not reflect fair value, the Adviser will fair value the investments in Private Vehicles with the assistance of any independent valuation firm(s).
The Adviser’s determinations of the fair value of the Company’s securities (and of its NAV) may differ materially from the values that would have been used if a ready market for its fair-valued securities existed. The Company’s NAV is a critical component in several operational matters including computation of the
Base Management Fee. Consequently, variance in the valuation of the
Company’s investments will impact, positively or negatively, the fees and expenses the Company will pay.

Liquidity. Substantially all of the Company’s investments will be illiquid. The
Company invests primarily in private companies, both directly and indirectly.
Substantially all of these securities will be subject to legal and other restrictions on resale/transfer or will otherwise be less liquid than publicly traded securities.
There is no assurance that the private companies in which the Company invests will ever have a liquidity event and, even if a private company does have a liquidity event, such as an initial public offering or a merger or acquisition transaction, such a liquidity event may be at a lower valuation than the valuation at which the Company invested. The illiquidity of the Company’s investments will generally make it more difficult for the Company to sell such investments if the need arises. In addition, if the Company is required to liquidate all or a portion of its investments quickly, the Company may realize significantly less than the value at which it has previously recorded those investments. To the extent the Company or its Adviser receives material non-public information regarding an investment, the Company could face other restrictions on its ability to liquidate that investment.

Leverage. The Company may borrow money, which magnifies the potential for gain or loss and increases the risk of investing in the Company. The use of leverage is speculative. Although leverage will increase the Company’s investment return if the Company’s interest in an asset purchased with borrowed funds earns a greater return than the interest expense the Company pays for the use of those funds, the use of leverage will decrease the return of the Company if the Company fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Company, especially in times of a “credit crunch” or during general market turmoil. The
Company may be required to pledge its assets as collateral for its borrowings and to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
In addition, a lender to the Company may terminate or refuse to renew any credit facility into which the Company has entered. If the Company is unable to access additional credit, it may be forced to sell its investments at inopportune times, which may further depress the returns of the Company.

Conflicts. The Company is subject to conflicts of interest. RHV (as defined below) and its affiliates will be permitted to market, organize, sponsor, act as general partner or as the primary source for transactions for other pooled investment vehicles and other accounts, which may be offered on a public or private placement basis, and to engage in other investment and business activities. Some of these funds and accounts will have investment strategies that overlap with the investment strategies of the Company. Robinhood and its affiliates also may compete with the Company for certain types of investments, including acquisitions of companies in which the Company might otherwise have considered for investment. Such activities may raise conflicts of interest for which the resolution may not be determinable. In order to address potential conflicts of interest, the Adviser has adopted an investment allocation policy that governs the allocation of investment opportunities among the investment funds and other accounts managed by the Adviser. See “Risks—Conflicts” for additional information.

Affiliated Transactions Restrictions. Certain provisions of the 1940 Act prohibit the Company from engaging in transactions with the Adviser and its affiliates.
Any funds managed by the Adviser or its affiliates that are not registered or regulated under the 1940 Act would not be prohibited from participating in those transactions. The 1940 Act also imposes significant limits on investments in certain privately placed securities in aggregated transactions with affiliates of the
Company. The Adviser will not cause the Company to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms) unless the Company has received an order granting an exemption from Sections 17 and 57 of the 1940 Act or unless such investments are not prohibited by Section 17(d) or 57(a)(4) of the 1940 Act or interpretations of Section 17(d) or 57(a)(4) as expressed in SEC no-action letters or other available guidance. The Adviser and the Company have applied for an exemptive order from the SEC that, once received, would permit the Company to, among other things and subject to the conditions of the order, invest in certain privately placed securities in aggregated transactions alongside the Adviser and/
or other funds advised by the Adviser, or potentially Robinhood and its affiliates, where the Adviser negotiates certain terms of the private placement securities to be purchased (in addition to price-related terms). The conditions contained in the exemptive order may limit or restrict the Company’s ability to participate in such negotiated investments. In addition, other conflicts may be present in a particular investment that may limit or restrict the Company’s ability to participate, notwithstanding the exemptive order. An exemptive order would not apply to all investments or to all affiliates of the Adviser. As a result, the Company may be limited or restricted from participating in certain investment opportunities, notwithstanding the exemptive order, including in investments in which affiliates of the Adviser not covered by the exemptive order participate. An inability to acquire the desired allocation to potential investments may affect the Company’s ability to achieve the desired investment returns.

Regulatory Environment. Changes in laws or regulations governing the
Company’s operations may adversely affect its business. The Company and its portfolio companies are subject to regulation at the local, state, and U.S. federal
(or foreign) levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could materially and adversely affect our business.

Change in Investment Objective or Strategies. The Board may change the
Company’s investment objective and strategies or modify or waive certain of the
Company’s operating policies and strategies without shareholder approval
(except as required by the 1940 Act or other applicable laws). The Company cannot predict the effects that any changes to its current operating policies and strategies would have on the Company’s business, operating results and value of its Shares. Nevertheless, the effects may adversely affect the Company’s business and impact its ability to make distributions.

Active Management. The Company is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Company, but there can be no guarantee that these will produce the desired results.

Anti-Takeover Provisions Risk. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Company, to change the composition of the Board or convert the
Company to open-end status. These provisions may have the effect of discouraging attempts to acquire control of the Company, which attempts could have the effect of increasing the expenses of the Company and interfering with the normal operation of the Company. Such provisions also could limit the ability of Shareholders to sell their Shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of the
Company. See “Certain Provisions in the Declaration of Trust - Anti-Takeover
and Other Provisions” for additional information.

RIC Tax Status. The Company intends to elect to be treated as a regulated investment company (or “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), beginning with its taxable year that begins on the day after the closing of this initial public offering of the Company’s common shares of beneficial interest (the “Company’s First Post-IPO Tax Year”). If the
Company qualifies to be treated as a RIC, the Company generally will not pay corporate-level federal income tax on any ordinary income or capital gains that the Company distributes to Shareholders as dividends. To obtain and maintain the federal income tax benefits of RIC status, the Company must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of the Company’s net ordinary income and realized net short-term capital gains in excess of realized net long-
term capital losses, if any, out of assets legally available for distribution. In addition, the Company must maintain its status as a BDC under the 1940 Act. If any of these requirements are not met, the favorable tax treatment described above may not be available to the Company. For additional information regarding the Company’s tax requirements, see “Material U.S. Federal Income
Tax Considerations.”

Anti-Takeover Provisions ...........
The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the
Company, to change the composition of the Board or convert the Company to open-end status. These provisions may have the effect of discouraging attempts to acquire control of the Company, which attempts could have the effect of increasing the expenses of the Company and interfering with the normal operation of the Company. See “Certain Provisions in the Declaration of Trust -
Anti-Takeover and Other Provisions” for additional information.

Selling Shareholder .....................
Robinhood Markets, Inc. (the “selling shareholder”) is the parent company of
RHV and directly holds 87.27% of the Company’s outstanding Shares prior to the commencement of this initial public offering. For additional discussion regarding the selling shareholder, see “Selling Shareholder.”
Shares offered by the selling shareholder in this Prospectus may be purchased from Robinhood Financial or TradePMR, each an affiliate of RHV, acting in its capacity as a selling group member in this offering. Any negative experiences
Robinhood Financial’s customers, or TradePMR’s investment adviser customers, have in connection with their participation or attempted participation in this offering may harm the Company’s brand and reputation. In addition, participation in this offering by retail customers through Robinhood Financial could result in increased volatility in the trading price of the Shares.

The Offering ...............................
The Company is offering up to 7,600,000, and the selling shareholder is offering
400,000 common shares of beneficial interest, without par value, through the
Underwriters. The Company’s common shares of beneficial interest are called
“Shares.” The Underwriters have been granted an option by the Company to purchase up to 1,200,000 additional Shares from the Company solely to cover over-allotments. The initial public offering price is $25.00 per share. The
Company estimates that it will incur expenses of approximately $5.9 million
(approximately 2.96% of the gross proceeds) in connection with this offering, which is $0.7792 per Share if 7,600,000 Shares are sold by the Company in this offering. These expenses include organizational expenses, registration fees, underwriting discounts and commissions (other than sales load), FINRA (as defined later in this Prospectus) filing fees, exchange listing fees, printing expenses, legal fees and expenses and accounting fees and expenses. The
Company’s organizational and offering costs will immediately reduce the NAV of each Share purchased in this offering. Any organizational costs or offering costs incurred prior to the closing of the initial public offering paid by
Robinhood will be reimbursed by the Company.
On May 21, 2026, the Board approved a stock split such that, immediately before the completion of the initial public offering, each common share of beneficial interest issued and outstanding shall be reclassified, subdivided and changed into such number of Shares such that the NAV per Share plus the sales load per Share equals $25.00 per Share. The stock split will be determined based on the NAV on the date that is no earlier than two business days before the pricing of this offering. For reference, using the Company’s NAV per Share
($23.35) and Shares outstanding (1,091,957) as of July 31, 2026, and the sales load of $1.125 per Share, each Share of the Company outstanding as of the date of this Prospectus would be classified into 0.978 Shares of beneficial interest.
However, the final stock split will be determined based on the NAV on the date that is no earlier than two business days before the pricing of this offering.
It is anticipated that a portion of the Shares offered by this Prospectus will be offered through Robinhood Financial, acting as a selling group member, to allocate for sale to its customers through its IPO Access feature on the
Robinhood platform. Any such sales will be made at the same initial public offering price, and at the same time, as any other purchases in this offering, including purchases by institutions and other large investors, and in accordance with customary broker-dealer practices and procedures. Robinhood Financial will not retain any fees or other amounts received in connection with this service to the Company.
It is further anticipated that a portion of the Shares offered by this Prospectus will be offered through TradePMR, acting as a selling group member, to allocate for sale to its investment adviser customers and their clients through its Advisor
IPO Access feature on the Fusion platform. Any such sales will be made at the same initial public offering price, and at the same time, as any other purchases in this offering, including purchases by institutions and other large investors, and in accordance with customary broker-dealer practices and procedures. TradePMR will not retain any fees or other amounts received in connection with this service to the Company.

Use of Proceeds ..........................
The Company estimates that the net proceeds to the Company from this offering will be approximately $175.5 million ($204.2 million if the Underwriters exercise their option to purchase additional shares in full) after deducting any organizational and offering costs. The Company will not receive any proceeds from the sale of Shares by the selling shareholder. The Company estimates that it will incur expenses of approximately $5.9 million (approximately 2.96% of the gross proceeds) in connection with this offering, which is $0.7792 per Share if
7,600,000 Shares are sold by the Company in this offering. These expenses include organizational expenses, registration fees, underwriting discounts and commissions (other than sales load), FINRA (as defined later in this Prospectus)
filing fees, exchange listing fees, printing expenses, legal fees and expenses and accounting fees and expenses. The organizational and offering costs will immediately reduce the NAV of each Share purchased in this offering. Any organizational costs or offering costs incurred prior to the closing of the initial public offering paid by Robinhood will be reimbursed by the Company.
The Company intends to use the net proceeds from this offering to acquire investments in accordance with its investment objectives and strategies described in this Prospectus and for general working capital purposes. The Company may not be able to fully invest its cash as quickly as it would like due to the limited availability of and competition for private investments. Pending such investment, consistent with the Company’s BDC election and election to be taxed as a RIC, it is anticipated that the Company will invest in other investments, including listed companies, mutual funds, BDCs, ETFs, money market funds, U.S. government securities and other fixed income obligations, and cash equivalents (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements), and crypto or digital assets, and may at times hold a significant percentage of its assets in such investments. To the extent that a significant portion of the Company’s assets are invested in such instruments for an extended period of time, the Company may not achieve its investment objective.

Purchasing Shares .......................
Prospective investors should obtain the advice of their own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the
Company, including, but not limited to, this Prospectus and the Declaration of
Trust (as defined later in this Prospectus), before determining to invest in Shares.

Distributions ...............................
The timing and amount of our future dividends, if any, will be determined by the
Board. Any dividends to the Shareholders will be declared out of assets legally available for distribution. The Company intends to focus on making capital gains-based investments from which the Company will derive primarily capital gains. As a consequence, the Company does not anticipate that it will pay dividends on a quarterly basis or become a predictable distributor of dividends.
However, if there are earnings or realized capital gains to be distributed, the
Company intends to declare and pay a dividend at least annually. The Company intends to elect to be treated as a RIC for federal income tax purposes and, after such election, expects to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. To maintain RIC status, the Company must, among other things, distribute at least 90% of the sum of the Company’s net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution.
To avoid the imposition of a 4% U.S. federal excise tax, the Company must distribute during each calendar year an amount equal to the sum of (1) at least
98% of its ordinary income for the calendar year, (2) at least 98.2% of its capital gains in excess of capital losses for the one-year period generally ending on
October 31 of the calendar year and (3) certain undistributed amounts from previous years on which the Company paid no U.S. federal income tax. In order to minimize the imposition of the 4% federal excise tax, the Company generally intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax. The Company cannot assure
Shareholders that the Company will achieve investment results that would allow the Company to make distributions. All distributions will be at the sole discretion of the Board and will depend on the Company’s ability to dispose of its investments, any net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

Dividend Reinvestment Plan ......
To the extent the Company determines to pay distributions in the future, the
Company has established a dividend reinvestment plan (the “DRIP”)
administered by Equiniti Trust Company, LLC (“EQ”). Pursuant to the DRIP,
any dividends or other distributions, net of any applicable U.S. federal withholding tax, paid by the Company will be reinvested automatically in the
Shares of the Company. Shareholders automatically participate in the DRIP. A
Shareholder who does not wish to participate in the DRIP and have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to Equiniti Trust Company, LLC at 1110 Centre
Pointe Curve, Suite 101, Mendota Heights, MN 55120. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the
Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by EQ three days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Company’s distributions to Shareholders are reinvested in full and fractional Shares. The automatic reinvestment of distributions will not relieve Shareholders of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. For additional discussion regarding the tax implications of participating in the DRIP, see “Material U.S. Federal Income Tax
Considerations.”

No Redemption Rights ...............	No Shareholder will have the right to require the Company to redeem Shares.

Expenses .....................................
The Company bears its own operating expenses (including, without limitation, any offering expenses, and the fees and expenses charged by the Adviser, as well as the Administrator, Sub-Administrator, Custodian and Transfer Agent, each as defined later in this Prospectus).
The Company will bear its organizational and initial offering costs in connection with this offering.

Management Fee .........................
Pursuant to the investment advisory agreement dated as of May 21, 2026, by and between the Company and the Adviser (the “Investment Advisory Agreement”)
and in consideration of the investment advisory and other services provided by the Adviser, the Company pays the Adviser a management fee consisting of two components: a base management fee and an incentive fee.
The base management fee (the “Base Management Fee”) is calculated and payable quarterly at the annual rate of 2.00% of the Company’s Net Assets determined quarterly as of the end of each quarter (before the accrual of the base management fee for that quarter), effective upon the closing of the initial public offering. “Net Assets” means the total assets of the Company minus the
Company’s liabilities.
The incentive fee is based on capital gains (the “Incentive Fee on Capital Gains”)
and is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement) and equals 20.00% of the realized capital gains on a cumulative basis from inception through the end of the fiscal year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Incentive Fee on Capital Gains.
For purposes of computing the Incentive Fee on Capital Gains, the calculation methodology will look through derivatives or swaps as if the Company owned the reference assets directly.

Taxation ......................................
The Company has been taxed as a “C” corporation under Subchapter C of the
Code since its formation, and intends to continue to be so treated through the date of this initial public offering of the Shares. The Company intends to elect to be treated as a RIC under Subchapter M of the Code as of the Company’s First
Post-IPO Tax Year. As a RIC, the Company generally will not pay corporate-
level federal income taxes on any ordinary income or capital gains that the
Company distributes to Shareholders as dividends. The Company may be required, however, to pay corporate-level federal income taxes on gains built into the Company’s assets as of the effective date of the Company’s RIC election.
See “Material U.S. Federal Income Tax Considerations—Conversion to
Regulated Investment Company.” To obtain and maintain the federal income tax benefits of RIC status, the Company must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of the Company’s net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution.

Tax Reporting .............................
As soon as practicable after the end of each calendar year, the Company will provide to each Shareholder a statement on Internal Revenue Service (“IRS”)
Form 1099-DIV (or successor form) or IRS Form 1042-S (or successor form), as applicable, identifying the amount and character (e.g., ordinary dividend income, qualified dividend income or long-term capital gain) of any distributions includable in Shareholders’ taxable income for such year.

Reports to Shareholders ..............
The Company will prepare annual reports on Form 10-K, quarterly reports on
Form 10-Q and current reports on Form 8-K. These reports will be available on the Company’s website at robinhood.com/us/en/ventures/rvii and the SEC website at www.sec.gov.

Fiscal and Tax Year ....................
The Company’s fiscal year for accounting purposes is the 12-month period ending on March 31. The Company’s taxable year is the 12-month period ending on December 31. Following the closing of this initial public offering of the
Shares, the Company intends to elect to change its taxable year to a taxable year ending March 31.

Term ............................................	The Company’s term is perpetual unless the Company is otherwise terminated under the terms of the Declaration of Trust.

Custodian and Transfer Agent ....
U.S. Bank National Association serves as the Company’s custodian (the
“Custodian” or “U.S. Bank”), and Equiniti Trust Company, LLC serves as the
Company’s transfer agent (the “Transfer Agent” or “EQ”). The Company compensates the Custodian and Transfer Agent for these services and, in addition, reimburses the Custodian and Transfer Agent for certain out-of-pocket expenses.

Sub-Administrator ......................
The Company and Administrator have retained U.S. Bancorp Fund Services,
LLC (the “Sub-Administrator” or “USBGFS”) to provide the Company with certain administrative services, including fund administration and fund accounting services. The Company compensates the Sub-Administrator for these services and, in addition, reimburses the Sub-Administrator for certain out-of-
pocket expenses.

ERISA .........................................
Investors subject to the Employee Retirement Income Security Act of 1974, as
amended (“ERISA”), or Section 4975 of the Code, including employee benefit plans and individual retirement accounts, may purchase Shares of the Company.
Because the Shares should qualify as “publicly-offered securities” within the meaning of 29 CFR § 2510.3-101, the underlying assets of the Company should not be considered to be “plan assets” subject to the fiduciary responsibility and prohibited transaction rules of ERISA. Thus, it is not expected that the Adviser will be a “fiduciary” within the meaning of ERISA with respect to the assets of any “benefit plan investor” (within the meaning of Section 3(42) of ERISA) that becomes a Shareholder, solely as a result of such benefit plan investor’s investment in the Company.

Privacy Policy .............................
The Company and certain service providers may have access to Shareholders’
personal information. The Adviser, Administrator, Sub-Administrator,
Custodian, Transfer Agent, the Company’s auditors and the other service providers to the Company may receive and have access to personal data relating to Shareholders. Such information may be stored, modified, processed or used in any way, subject to applicable laws, by RHV and by the Company’s other service providers and their agents, delegates, sub-delegates and certain third parties in any country in which such person conducts business. Subject to applicable law, Shareholders may have rights in respect of their personal data, including a right to access and rectification of their personal data and may in some circumstances have a right to object to the processing of their personal data.

Website Disclosure .....................
Following this offering, the Company will use the “Announcements” section of its website (accessible at robinhood.com/us/en/ventures/rvii) and the Robinhood
Newsroom (accessible at newsroom.aboutrobinhood.com) as a means of disclosing information to the public in a broad, non-exclusionary manner for purposes of the SEC Regulation Fair Disclosure (Regulation FD). Following this offering, investors should monitor those web pages, in addition to the
Company’s press releases, SEC filings, and public conference calls and webcasts, as information posted on them could be deemed to be material information. However, information on the Company’s website and the
Robinhood Newsroom is not incorporated by reference into this Prospectus.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Prospectus contains forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “anticipates,” “believes,” “expects,”
“intends,” “will,” “shall,” “should,” “may,” “plans,” “continues,” “seeks,” “estimates,” “would,” “could,”
“targets,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. You should read statements that contain these words carefully because they discuss the Company’s plans, strategies, prospects and expectations concerning the Company’s business, operating results, financial condition and other similar matters.
The factors listed under “Risks,” as well as any cautionary language in this Prospectus, provide examples of risks, uncertainties and events that may cause the Company’s actual results to differ materially from the expectations described in these forward-looking statements.
Before you invest in the Shares, you should be aware that the occurrence of the events described in “Risks” and elsewhere in this Prospectus could have a material adverse effect on the Company’s business, results of operations and financial position. The forward-looking statements contained in this Prospectus involve a number of risks and uncertainties, including statements concerning:
•the current and future business, operations, financial condition, operating results or prospects of the
Company and those of the issuers of the securities in which the Company invests;
•the return or impact of current and future investments;
•general market conditions, the state of the general economy and its impact on the industries in which the
Company invests;
•the impact of changes in laws or regulations (including the interpretation thereof), including tax laws, governing the operations of the Company or the issuers of securities in which the Company invests;
•the Company’s ability to deploy any capital raised in this offering;
•the Company’s contractual arrangements and relationships with third parties, including the Adviser,
Administrator, Sub-Administrator, Custodian and Transfer Agent;
•the impact of supply chain constraints on the issuers of the securities in which the Company invests and the global economy;
•uncertainty surrounding global financial stability;
•geopolitical tensions and hostilities, and the potential for such tensions and hostilities to adversely impact the industries and issuers of the securities in which the Company invests;
•the impact of information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks; and
•the ability of the Adviser to locate and obtain suitable investments for the Company and to monitor and administer the Company’s investments.
You should not place undue reliance on these forward-looking statements, which are based on information available to the Company as of the date of this Prospectus. Except as required by the federal securities laws, the
Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.
The forward-looking statements in this Prospectus are excluded from the safe harbor protection provided by
Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the
“Exchange Act”). The Company’s actual operating results and financial condition could differ materially from those implied or expressed in the forward-looking statements or from the Company’s historical performance for any reason, including the factors set forth in “Risks” and the other information included in this Prospectus.

SUMMARY OF FEES AND EXPENSES
The following table contains information about the costs and expenses that Shareholders will bear directly or indirectly. The expenses shown in the table under “Annual Expenses” are based on estimated amounts for the
Company’s first fiscal year of operations and assume that the Company issues an aggregate of 7,600,000 Shares
(representing an aggregate public offering price of $190,000,000). The purpose of the table and the example below is to help you understand the fees and expenses that you as a Shareholder would bear directly or indirectly. The following table should not be considered as a representation of the Company’s future expenses. Actual expenses may be greater or less than those shown and, all other things being equal, will increase as a percentage of net assets attributable to Shares of the Company if the Company issues fewer than 7,600,000 Shares.
Please refer to “Management of the Company-Investment Advisory Agreement-Management Fee,” “Company
Expenses,” “Underwriting” and “Dividend Reinvestment Plan” for more complete descriptions of the various costs and expenses.

Shareholder Transaction Expenses:
Sales load paid by you (as a percentage of offering price) ..................................................................	4.50%
Offering expenses borne by the Company (as a percentage of offering price)(1) ................................	2.12%
Dividend reinvestment plan fees .........................................................................................................	None

Annual Expenses:	Percentage of Net Assets Attributable to Shares
Base Management Fees(2) ....................................................................................................................	2.00%
Incentive Fee on Capital Gains(3) ........................................................................................................	—
Other Expenses(4) .................................................................................................................................	2.07%
Repayment to Robinhood(5) ............................................................................................................	0.84%
Other Expenses ...............................................................................................................................	1.23%
Interest Payments on Borrowings(6) ...................................................................................................	—
Acquired Fund Fees and Expenses(7) ...................................................................................................	0.11%
Total Annual Expenses ........................................................................................................................	4.18%
__________________
(1)The Company estimates that it will incur one-time expenses of approximately $4.2 million (approximately 2.12% of the gross proceeds) in connection with this offering, assuming 8 million Shares are sold in this offering. These expenses include registration fees, FINRA (as defined later in this Prospectus) filing fees, exchange listing fees, printing expenses, legal fees and expenses and accounting fees and expenses. The offering costs will immediately reduce the NAV of each Share purchased in this offering. See “Underwriting.” Any offering costs incurred prior to the closing of the initial public offering paid by Robinhood will be reimbursed by the Company. The Company will reimburse Robinhood promptly following the offering out of the offering proceeds.
(2)The Company pays the Adviser a Base Management Fee calculated and payable quarterly at an annual rate of 2.00% of the Company’s Net
Assets determined quarterly as of the end of each quarter (before the accrual of the Base Management Fee for that quarter). “Net Assets”
means the total assets of the Company minus the Company’s liabilities. For purposes of determining the Base Management Fee payable to the Adviser, the Company’s Net Assets will be calculated prior to any reduction for the accrual of the Base Management Fee for that quarter.
(3)Based on the Company’s current business plan, it anticipates that substantially all of the net proceeds of this offering will be invested within
36 months depending on the availability of investment opportunities that are consistent with the Company’s investment objective and other market conditions. As a result, during the Company’s first year of operations following consummation of this offering the Company expects that it will not have any capital gains. The Incentive Fee on Capital Gains, payable at the end of each fiscal year (or upon termination of the
Investment Advisory Agreement) in arrears, equals 20.00% of cumulative realized capital gains from inception to the end of each fiscal year, less cumulative realized capital losses and unrealized capital depreciation from inception to the end of each fiscal year, less the aggregate amount of any previously paid Incentive Fee on Capital Gains for prior periods.
(4)Other Expenses are based on estimated amounts for the current fiscal year, and include organizational costs incurred since inception.
(5)The Company entered into an Organizational Costs Support and Reimbursement Letter Agreement with Robinhood and the Adviser, dated
June 29, 2026, which was approved by the Board. Pursuant to this agreement, Robinhood agreed to pay all organizational costs incurred by the Company or incurred by Robinhood on the Company’s behalf prior to the initial public offering of its common shares of beneficial interest. In the event the Company does not consummate the initial public offering of its Shares, Robinhood irrevocably forbears its right to seek reimbursement from the Company for such organizational costs. As a result of this agreement, organizational costs of $1.7 million incurred for periods through the date of the initial public offering are borne by Robinhood until the initial public offering. In the event that the Company consummates the initial public offering of its Shares, the organizational costs will be charged to the Company by Robinhood immediately upon the consummation of the initial public offering, and the Company will reimburse Robinhood for such organizational costs from the proceeds received by the Company from the initial public offering. As a result, the organizational costs will immediately reduce the NAV of each Share purchased in this offering.
(6)The Company does not currently anticipate incurring indebtedness on its portfolio or paying any interest during the current fiscal year.
(7)The Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
The following example illustrates the expenses (including the sales load of 4.50%) that you would pay on a
$1,000 investment in Shares, assuming (1) total annual expenses of 4.18% of net assets attributable to Shares and (2)
a 5% annual return:(1)

1 Year	3 Years	5 Years	10 Years
$85	$166	$249	$461
The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.
(1)The example assumes that the estimated Total Annual Expenses set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Company’s actual rate of return may be greater or less than the hypothetical
5% return shown in the example. The example assumes that the Company will not realize any capital gains
(computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If the Company achieves sufficient returns on its investments to trigger an Incentive Fee on Capital
Gains of a material amount, the Company’s expenses, and returns to the Company’s investors, would be higher.

THE COMPANY
The Company is a newly organized Delaware statutory trust formed on February 27, 2026, and is a closed-end, diversified, management investment company that has elected to be regulated as a BDC under the 1940 Act. The
Company has limited operating history. The Company’s term is perpetual unless the Company is otherwise terminated under the terms of the Amended and Restated Declaration of Trust, dated May 21, 2026 (the
“Declaration of Trust”). The Shares are expected to be listed, subject to official notice of issuance, on the New York
Stock Exchange (“NYSE”) under the symbol “RVII.” The Company’s principal office is located at 85 Willow Road,
Menlo Park, California 94025 and its telephone number is (650) 761-7789.
Investment management services are provided to the Company by the Adviser pursuant to the Investment
Advisory Agreement. Responsibility for monitoring and overseeing the Company’s investment program and its management and operation is vested in the Board.
Certain information about the Company’s current investments is included in this Prospectus. Additional information about the Company’s investments will be available in Shareholder Reports when they are prepared.
The portfolio companies table below sets forth certain unaudited information as of July 31, 2026, for each portfolio company in which the Company was invested as of such date.
A SAFE investment’s value may not change for an extended period of time, for example, until a conversion is triggered. Upon conversion, the Company’s investment in the company that issued the SAFE may change significantly, impacting the Company’s NAV per share and potentially the trading price for the Shares. Because
SAFEs are valued based on estimates of future contingent events, their reported fair value may differ materially from realized outcomes.
PORTFOLIO COMPANIES

Name and Address	Nature of Business	Security Type	Acquisition Date	Cost	Fair Value
Adialante, Inc. 125 South East Main Street, Suite 245, Minneapolis, Minnesota 55414	Accessible MRI- based cancer screening.	SAFE	5/26/2026	$250,000.00	$250,000.00
Agentic Fabriq, Inc. 300 Creek View Road, Suite 209, Newark, Delaware 19711	Control plane for AI agents.	SAFE	3/16/2026	$250,000.00	$250,000.00
Amboras Inc. 1111B South Governors Avenue, Suite 84587, Dover, Delaware 19904	AI-native e- commerce platform.	SAFE	6/6/2026	$250,000.00	$250,000.00
Anoria Inc. 44 Montgomery Street, San Francisco, California 94104	Emotion-reading wearable for improving EQ.	SAFE	6/6/2026	$250,000.00	$250,000.00
Apex Flux Inc. 131 Continental Drive, Suite 305, Newark, Delaware 19713	AI agents for complex scheduling coordination.	SAFE	3/16/2026	$250,000.00	$250,000.00
Apollo Atomics, Inc. 1 Broadway, 14th Floor, Cambridge, Massachusetts 02142-1187	Ultra-compact nuclear reactors.	SAFE	5/20/2026	$250,000.00	$250,000.00

Arga Labs Inc. c/o Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808	Real-world sandboxes for testing agents and agent- facing software.	SAFE	6/8/2026	$250,000.00	$250,000.00
Arzana, Inc. 131 Continental Drive, Suite 305, Newark, Delaware 19713	Autonomous ERP for manufacturers.	SAFE	6/12/2026	$250,000.00	$250,000.00
Aseon Labs, Inc. 3565 Haven Avenue, Menlo Park, California 94025	Robotic pit stops for self-driving cars.	SAFE	5/23/2026	$250,000.00	$250,000.00
Asimov Robotics, Inc. 2135 Haste Street, Berkeley, California 94704	Human movement data for humanoid robots.	SAFE	3/27/2026	$250,000.00	$250,000.00
Autumn AI, Inc. 2261 Market Street, #79316, San Francisco, California 94114	Real-time prospect signals for outbound sales.	SAFE	3/23/2026	$250,000.00	$250,000.00
Avea Robotics, Inc. 2261 Market Street, Suite 10065, San Francisco, California 94114	Human-in-the-loop teleoperation for robots.	SAFE	5/27/2026	$250,000.00	$250,000.00
AxionOrbital Space Inc. c/o Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808	Foundation models for 24/7 Earth observation.	SAFE	3/26/2026	$250,000.00	$250,000.00
BioStack Platforms, Inc. 680 2nd Street, San Francisco, California 94107	Real-world training environments for healthcare AI.	SAFE	6/2/2026	$250,000.00	$250,000.00
Caretta Inc. c/o Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808	Real-time AI for sales calls.	SAFE	3/23/2026	$250,000.00	$250,000.00
Carnot AI, Inc. (d/b/a Jinba) 625 2nd Street, San Francisco, California 94107	Chat-based automation for enterprise workflows.	SAFE	3/31/2026	$250,000.00	$250,000.00

CatchBack Cards Incorporated c/o Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808	Platform for creating and ripping digital collectible packs.	SAFE	3/19/2026	$250,000.00	$250,000.00
CellType Inc. 169 Madison Avenue, Suite 58724, New York, New York 10016	Agentic drug discovery on simulated human biology.	SAFE	3/20/2026	$250,000.00	$250,000.00
Complir, Inc. c/o Corporation Trust Center 1209 Orange Street, Wilmington, Delaware 19801	AI-powered compliance for physical products.	SAFE	6/11/2026	$250,000.00	$250,000.00
Crosslayer Labs, Inc. 300 Carnegie Center Drive, Suite 150, Princeton, New Jersey 08540	Protection and monitoring for websites and APIs.	SAFE	3/18/2026	$250,000.00	$250,000.00
Crow, Inc. c/o Corporation Service Company, 251 Little Falls Drive, Wilmington, Delaware 19808	AI platform for commercial real estate.	SAFE	3/23/2026	$250,000.00	$250,000.00
Cumulus Compute Labs Corporation 2261 Market Street, Suite 46266, San Francisco, California 94114	Serverless GPU cloud for fast multimodal inference.	SAFE	3/16/2026	$250,000.00	$250,000.00
Daymi, Inc. 300 Creek View Road, Suite 209, Newark, Delaware 19711	AI agents automating customer success.	SAFE	3/18/2026	$250,000.00	$250,000.00
Didit Identity, Inc. 1111B South Governors Avenue, Dover, Delaware 19904	Identity verification and fraud infrastructure.	SAFE	3/16/2026	$250,000.00	$250,000.00
DroneTector Inc. c/o Corporation Trust Company 1209 Orange Street, Wilmington, Delaware 19801	Detection and tracking for small drones.	SAFE	6/18/2026	$250,000.00	$250,000.00
Eden Robotics Inc. 1111B South Governors Avenue Suite 48440, Dover, Delaware 19904	Multi-use autonomous robots sold as a service.	SAFE	6/8/2026	$250,000.00	$250,000.00

Expanse Compute, Inc. c/o Corporation Service Company 251 Little Falls Drive, Wilmington, Delaware 19808	Intelligence layer that unlocks wasted GPU capacity.	SAFE	5/19/2026	$250,000.00	$250,000.00
Formative Intelligence Inc 530 Lawrence Expressway, PMB 947, Sunnyvale, California 94085	Fan-subscription platform for AI- original films and series.	SAFE	6/7/2026	$250,000.00	$250,000.00
InkVell Inc. (d/b/a Synthetic Sciences), 2261 Market Street, #27364, San Francisco, California 94114	Foundation models for scientific research.	SAFE	3/31/2026	$250,000.00	$250,000.00
InstaAgent Inc. 8 The Green Suite A, Dover, Delaware 19901	Persona-scaled marketing campaigns for consumer brands.	SAFE	6/6/2026	$250,000.00	$250,000.00
JigsawStack, Inc. 131 Continental Drive, Suite 305, Newark, Delaware 19713	AI model for high- accuracy deterministic tasks.	SAFE	6/8/2026	$250,000.00	$250,000.00
KelAI Tech, Inc. 12 E 49th Street, Suite 1719, New York, New York 10017	Autonomous AI quant for funds and traders.	SAFE	6/5/2026	$250,000.00	$250,000.00
Keyframe Labs, Inc. 2450 Colorado Avenue, Suite 100E, Santa Monica, California 90404	Lifelike AI avatars for agent video calls.	SAFE	6/9/2026	$250,000.00	$250,000.00
Klaimee Labs Inc. 1111B South Governors Avenue, #89123, Dover, Delaware 19904	Liability insurance for AI agents.	SAFE	6/8/2026	$250,000.00	$250,000.00
Known Quantity Labs, Inc. 2515 Glenhurst Court, Simi Valley, California 93063	Institutional infrastructure for prediction markets.	SAFE	6/13/2026	$250,000.00	$250,000.00
Lambda Systems, Inc. 2261 Market Street, Suite 93229, San Francisco, California 94114	Payments infrastructure for voice agents.	SAFE	3/19/2026	$250,000.00	$250,000.00
Laminar Run, Inc. 1111B South Governors Avenue, Suite 6937, Dover, Delaware 19904	Scalable automation for Windows desktop apps.	SAFE	6/8/2026	$250,000.00	$250,000.00

LegalOS Inc. 1111B South Governors Avenue, Suite 94154, Dover, Delaware 19904	AI-native immigration law firm.	SAFE	3/23/2026	$250,000.00	$250,000.00
Limrun, Inc. 2021 Fillmore Street, #2353, San Francisco, California 94115	iOS and Android cloud sandboxes for AI agents.	Series Seed-7 Preferred Stock	6/4/2026	$250,000.00	$298,376.65
		Series Seed Preferred Stock	7/24/2026	$36,626.84	$36,626.84
Luel Inc. 584 Castro Street #2294, San Francisco, California 94114	Rights-cleared training data from everyday words and actions.	SAFE	3/27/2026	$100,000.00	$100,000.00
Lumius Imaging, Inc. 701 West Main Street, Suite 410, Durham, North Carolina 27701	Fast, accessible 3D ultrasound anyone can use.	SAFE	6/6/2026	$250,000.00	$250,000.00
Matforge, Inc. c/o Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808	AI scientists for semiconductor materials discovery.	SAFE	6/1/2026	$250,000.00	$250,000.00
Maywood AI Inc. 167 Madison Avenue, Suite 205 #4601, New York, New York 10016	Finance-compliant proactive AI running 24/7.	SAFE	3/23/2026	$250,000.00	$250,000.00
MirageDoodle, Inc. (d/b/a AutoSitu) 131 Continental Drive, Suite 305, Newark, Delaware 19713	AI-native workspace for development plan reviews.	SAFE	3/25/2026	$250,000.00	$250,000.00
Opalite Health Inc. 700 El Camino Real, Suite 120 #1048, Menlo Park, California 94025	AI translation for healthcare providers and patients.	SAFE	3/19/2026	$250,000.00	$250,000.00
Ornadyne, Inc. 10950 Tuxford Street, Unit #14, Sun Valley, California 91352	Robotic birds for surveillance.	SAFE	6/9/2026	$250,000.00	$250,000.00
Oxus AI, Inc. c/o Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808	AI automation for internal audit workflows.	SAFE	3/23/2026	$250,000.00	$250,000.00

PantaCapital, Inc. (d/b/a Panta Insurance Solutions) 625 2nd Street, Suite 204, San Francisco, California 94107	AI-native commercial insurance brokerage.	SAFE	3/24/2026	$250,000.00	$250,000.00
Plena Inc. 336 West 1st Street, Suite 113, Flint, Michigan 48502	AI operating system for specialty medicine practices.	SAFE	6/8/2026	$250,000.00	$250,000.00
Prana AI Incorporated 625 2nd Street, San Francisco, California 94107	AI primary care doctor in your pocket.	SAFE	3/26/2026	$250,000.00	$250,000.00
Prototyping, Inc. 1201 Orange Street, Suite 600, Wilmington, New Castle County, Delaware 19801	Autonomous manufacturing for mechanical parts.	SAFE	6/5/2026	$250,000.00	$250,000.00
Qomplement, Inc. 1111B South Governors Avenue, Suite 29678, Dover, Delaware 19904	Agentic ERP for supply chain operations.	SAFE	6/8/2026	$250,000.00	$250,000.00
ReasonBlocks Inc. 5670 Linden Street, Dublin, California 94568	Runtime layer for AI agents.	SAFE	6/7/2026	$250,000.00	$250,000.00
Relay Innovations, Inc. 131 Continental Drive, Suite 305, Newark, Delaware 19702	Phone numbers for AI agents.	SAFE	6/9/2026	$250,000.00	$250,000.00
Replicas Group Inc. 131 Continental Drive, Suite 305, Newark, Delaware 19713	Cloud infrastructure for running coding agents.	SAFE	6/10/2026	$250,000.00	$250,000.00
RMJ Labs, Inc. 390 Northeast 191st Street, Suite 13615, Miami, Florida 33179	AI agents that build personal injury cases.	SAFE	6/13/2026	$250,000.00	$250,000.00
Rudus, Inc. 1395 22nd Street, Apartment 644, San Francisco, California 94107	AI takeoffs and estimation for concrete contractors.	SAFE	6/7/2026	$250,000.00	$250,000.00
Ruma, Inc. 41 Drumm Street, San Francisco, California 94111	Operations stack for biologic infusion clinics.	SAFE	3/16/2026	$250,000.00	$250,000.00

Samora AI, Inc. 938 110th Avenue Northeast, Apartment A302, Bellevue, Washington 98004	Multilingual AI voice agents.	SAFE	3/19/2026	$250,000.00	$250,000.00
Sarah AI Inc. 2261 Market Street, San Francisco, California 94114	Context layer for AI- native CPG brands.	SAFE	3/22/2026	$250,000.00	$250,000.00
Second Stage Labs, Inc. 639 Howard Street, San Francisco, California 94105	Communication infrastructure for AI agents.	SAFE	5/18/2026	$250,000.00	$250,000.00
SharedGenes, Inc. 2803 Philadelphia Pike, #446, Claymont, Delaware 19703	AI health assistant for chronic illness.	SAFE	6/8/2026	$250,000.00	$250,000.00
Shortwave Communications, Inc. 440 N Barranca Avenue, PMB 7952, Covina, California 91723-1722	AI agents that own work end to end.	SAFE	7/1/2026	$1,000,000.00	$1,000,000.00
Shotwell, Inc. c/o Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808	Observability layer for robotics.	SAFE	6/10/2026	$250,000.00	$250,000.00
Silmaril Security Inc. 131 Continental Drive, Suite 305, Newark, Delaware 19713	Runtime security for self-improving AI.	SAFE	6/8/2026	$250,000.00	$250,000.00
Smol Machines, Inc. 2261 Market Street, San Francisco, California 94114	Portable, self- contained virtual machines for shipping software.	SAFE	6/10/2026	$250,000.00	$250,000.00
Sparkley Inc. 1908 Thomes Avenue, Suite 12391, Cheyenne, Wyoming 82001	AI agents that grow revenue for home services businesses.	SAFE	3/16/2026	$250,000.00	$250,000.00
Speedtrain, Inc. 2261 Market Street, Suite 89433, San Francisco, California 94114	AI systems that run AI infrastructure.	SAFE	3/25/2026	$250,000.00	$250,000.00
SpotPay, Inc. 505 Montgomery Street, San Francisco, California 94111	Global stablecoin bank account.	SAFE	3/24/2026	$250,000.00	$250,000.00

Surtr Defense Systems, Inc. 1301 North Broadway, Suite 95952, Los Angeles, California 90012	Hardware-agnostic operating system for drone defense.	SAFE	6/8/2026	$250,000.00	$250,000.00
Tenet Industries Inc. 1209 Orange Street, Wilmington, Delaware 19801	Low-cost mass- producible defense systems.	SAFE	5/31/2026	$250,000.00	$250,000.00
Terminal Use, Inc. 2261 Market Street, San Francisco, California 94114	Orchestration platform for background agents.	SAFE	3/18/2026	$250,000.00	$250,000.00
The General Aviation Company 244 5th Avenue, #1868, New York, New York 10001	New ATC (Air Traffic Control) system connecting aircraft to the internet.	SAFE	5/22/2026	$250,000.00	$250,000.00
Unifold, Inc. 1111B S Governors Avenue, #54385, Dover, Delaware 19904	Multi-chain deposit and payment infrastructure.	SAFE	3/23/2026	$250,000.00	$250,000.00
Unilabs 190 Elgin Avenue, George Town, Grand Cayman KY1-9008, Cayman Islands	AI voice agents for on-premises telephony.	SAFE	6/14/2026	$250,000.00	$250,000.00
Veriad, Inc. 2261 Market Street, Suite 86724, San Francisco, California 94114	AI assistant for email and calendar.	SAFE	3/19/2026	$250,000.00	$250,000.00
Visibl Semiconductors, Inc. 2565 Third Street, Unit 304, San Francisco, California 94107	AI agents for faster, lower-cost custom silicon.	SAFE	3/19/2026	$250,000.00	$250,000.00
Voxel Energy Inc. 8 The Green, Suite A, Dover, Delaware 19901	Data centers powered by solar and repurposed batteries.	SAFE	4/10/2026	$250,000.00	$250,000.00
Voygr Tech, Inc. 2261 Market Street, Suite 35553, San Francisco, California 94114	Place intelligence APIs for AI apps and agents.	SAFE	3/26/2026	$250,000.00	$250,000.00
Workable Solutions Inc. c/o Corporation Service Company 251 Little Falls Drive Wilmington, New Castle County, Delaware 19808	AI-native code hosting and development platform.	SAFE	3/19/2026	$250,000.00	$250,000.00

USE OF PROCEEDS
The Company estimates that the net proceeds to the Company from this offering will be approximately $175.5 million ($204.2 million if the Underwriters exercise the over-allotment option in full) after deducting any organizational and offering costs. The Company estimates that it will incur expenses of approximately $5.9 million
(approximately 2.96% of the gross proceeds) in connection with this offering, which is $0.7792 per Share if
7,600,000 Shares are sold by the Company in this offering. These expenses include organizational expenses, registration fees, underwriting discounts and commissions (other than sales load), FINRA (as defined later in this
Prospectus) filing fees, exchange listing fees, printing expenses, legal fees and expenses and accounting fees and expenses. The organizational and offering costs will immediately reduce the NAV of each Share purchased in this offering. Any organizational costs or offering costs incurred prior to the closing of the initial public offering paid by
Robinhood will be reimbursed by the Company.
The Company intends to use the net proceeds from this offering to acquire investments in accordance with its investment objective and strategies described in this Prospectus and for general working capital purposes. The
Company may not be able to fully invest its cash as quickly as it would like due to the limited availability of and competition for private investments. It is presently anticipated that the Company will be able to invest substantially all of the net proceeds in securities that meet the Company’s investment objective and policies within approximately
36 months after the completion of the offering. Pending such investment, consistent with the Company’s BDC election and election to be taxed as a RIC, it is anticipated that the Company will invest in other investments, including listed companies, mutual funds, BDCs, ETFs, money market funds, U.S. government securities and other fixed income obligations, and cash equivalents (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements), and crypto or digital assets, and may at times hold a significant percentage of its assets in such investments. To the extent that a significant portion of the Company’s assets are invested in such instruments for an extended period of time, the Company may not achieve its investment objective.
The Company will invest more than half of its total assets in the types of securities designed to meet its business purpose, in accordance with Sections 2(a)(48) and 55(a)(1)-(3) of the 1940 Act, within two years after this initial public offering.
The Company will not receive any proceeds from any sale of Shares by the selling shareholder. The Company has agreed to pay the costs, expenses and fees relating to the registration of the selling shareholder’s securities covered by this Prospectus.

INVESTMENT OBJECTIVE AND STRATEGY
Investment Objective
The Company’s investment objective is to seek long-term capital appreciation. The investment objective of the
Company is not a fundamental policy of the Company and may be changed by the Board without the vote of a majority of the Company’s outstanding voting securities (as defined by the 1940 Act). There can be no assurance that the Company will achieve its investment objective.
Investment Strategies
In pursuing its investment objective, the Company will primarily invest, under normal circumstances, in a diversified portfolio of early-stage and growth-stage private companies, with a focus on private companies that are current or previous participants in the Y Combinator startup accelerator program or companies with a founder or co-
founder that has participated in the Y Combinator startup accelerator program (collectively, “YC Companies”).
Approximately 500-700 companies join Y Combinator each year.1 The Company may, however, also invest in companies that are not YC Companies.
Y Combinator is a leading startup accelerator that helps launch and scale early-stage technology companies by providing seed funding, mentorship, and access to a global founder and investor network. “Y Combinator” is a registered trademark of Y Combinator Management, LLC or its affiliates and is used by the Company with permission. Y Combinator does not sponsor, endorse, or promote the Company and has no responsibility for the management or performance of the Company.
The Adviser will seek to invest in YC Companies and other early-stage and growth-stage private companies that, in the view of the Adviser, demonstrate significant growth potential (each, a “Promising Company”). In identifying Promising Companies, the Adviser considers a variety of factors that may include the experience and track record of the founding team, market size, industry trends, product differentiation, commercial traction, and business model. The Adviser bases its evaluation on information available at the time of investment, which may include pitch presentations, publicly available materials, the Adviser’s own research and analysis, and references from parties familiar with the company or its founders.
The specific Promising Companies in which the Company focuses its investments may change over time, including if a Promising Company becomes a public company or is acquired in the future and the Company elects to sell its investment in such company.
As a BDC, at least 70% of the Company’s assets must be the type of “qualifying” assets listed in Section 55(a)
of the 1940 Act, as described herein, which are generally privately offered securities issued by U.S. private or thinly traded companies. The Company may also invest up to 30% of its portfolio opportunistically in “non-qualifying”
portfolio investments, such as investments in non-U.S. companies and private vehicles that rely on an exclusion from the definition of investment company in Section 3(c) of the 1940 Act.
The Company will make direct investments in Promising Companies, including follow-on investments, which will typically be in the form of non-controlling equity and equity-related securities, including, but not limited to,
SAFEs, common stock, warrants, convertible preferred stock, other equity or equity-linked securities or ownership interests in business enterprises, other forms of senior equity, which may or may not be convertible into a company’s common equity, and preferred stock and convertible debt securities.
The Company expects that a significant portion of its investments may be in the form of SAFEs. A SAFE is an agreement between an investor and a company in which the company generally agrees that the investor’s investment in the company will be converted into equity in the company upon certain trigger events. For example, the investor’s
SAFE investment would typically be converted into convertible preferred stock in the company’s next priced equity financing round, at the valuation that is set in the company’s next priced equity financing round. In addition, a SAFE may be triggered if the company is acquired by or merged with another company. Other triggers may be an initial public offering of securities by the company.

Although the Company will principally seek to invest directly in Promising Companies, the Company may also make indirect investments in Promising Companies by purchasing units or shares of special purpose vehicles
(“SPVs”), venture funds and private equity funds, limited liability companies, limited partnerships, pooled investment vehicles, including venture capital funds, that would be investment companies but for Section 3(c)(1) or
Section 3(c)(7) of the 1940 Act, and other vehicles (each, a “Private Vehicle”) that provide the Company with economic exposure to the equity of one or more Promising Companies. The SPVs in which the Company expects to invest will be private investment vehicles managed by unaffiliated managers that are designed to provide the
Company and other accredited investors access to concentrated economic exposure to one or more specific private companies through a private offering of securities exempt from registration under the Securities Act pursuant to
Regulation D. An SPV may source its investments in underlying private companies through a variety of methods, including through existing investment, business or other relationships that the manager of the SPV may have with a private company or its founders and/or key employees. Individual SPVs that the Company expects to invest in may have different terms and structures, which may present unique risks and a different economic experience than if the
Company were to hold interests in the underlying private companies directly. The types of SPVs in which the
Company expects to invest may charge upfront sales charges as well as management fees and/or carried interest-type fees that will impact the value of the Company’s investment and the Company’s investment return. All investors in an SPV typically will have similar rights, which are documented in the governing documents of the SPV, subject to the terms of any side letters entered into between an investor (including the Company) and the manager of the SPV that may alter such rights and/or provide certain benefits to individual SPV investors. It is expected that the SPVs in which the Company invests will not provide the Company with voting rights with respect to the SPVs or underlying private companies. Private Vehicles will typically not be controlled by the Company and will not be subsidiaries of the Company. Such investments may include investments made through “secondary transactions,” in which the
Company acquires an interest in an existing Private Vehicle from another investor. The Company also may seek indirect economic exposure to Promising Companies in other ways, including through special situations, other equity or credit investments, equity-related and equity-linked investments such as forward contracts for future delivery of stock, swaps, and other synthetic equity agreements that provide it with economic exposure to the equity of a Promising Company. To the extent the Company enters into forward contracts or other derivatives with respect to a Promising Company, the Company intends to do so only with reputable counterparties that have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, or that have an equivalent rating from another NRSRO, or that are determined to be of equivalent credit quality by the Adviser.
Private Vehicles that rely on an exclusion from the definition of investment company in Section 3(c) of the
1940 Act would not be qualifying assets for purposes of compliance with the requirement of Section 55(a) of the
1940 Act to invest at least 70% of the Company’s total assets in qualifying assets.
The Company will publicly disclose information regarding its exposure to the holdings of Private Vehicles and will make such information available on the Company’s website (robinhood.com/us/en/ventures/rvii) on at least a quarterly basis and will post this information contemporaneously with its Form 10-K and Form 10-Q filings.
In seeking to achieve its investment objective, the Company will invest, without limit, in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, of private companies. Issuers of these securities are not expected to have a class of securities registered, or be subject to periodic reporting, pursuant to the Exchange Act.
The Company generally intends to hold its investments as a long-term investor, consistent with its investment objective and strategies, and, accordingly, the Company does not expect to divest investments on any particular timeline or upon the occurrence of any particular event. For example, the Company expects generally to continue to hold investments in a company after future rounds of financing or an initial public offering. However, the Company may divest of some or all of an investment as the Adviser determines to be appropriate and consistent with the
Company’s investment objective or strategies. This may occur in connection with a future round of financing, an initial public offering or acquisition of a company, in the event the Adviser determines it is appropriate to rebalance the portfolio, where the Adviser determines that the investment is no longer performing in line with expectations, or for any other reason in the Adviser’s discretion. In addition, if an investment is held in a Private Vehicle, the Private
Vehicle may dispose of a Promising Company.

Under normal circumstances, substantially all of the Company’s assets will be invested in direct or indirect investments in Promising Companies (except that the Company may continue to hold investments in a Promising
Company after future rounds of financing or the initial public offering of such Promising Companies). However, consistent with the Company’s BDC election and its election to be taxed as a RIC, the Company may also invest, to a lesser extent (including while it is seeking to build its position in one or more Promising Companies or to manage cash) in other investments, including listed companies, mutual funds, BDCs, ETFs, money market funds, U.S.
government securities and other fixed income obligations, and cash equivalents (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements), and crypto or digital assets, and may at times hold a significant percentage of its assets in such investments. To the extent that a significant portion of the Company’s assets are invested in such instruments for an extended period of time, the Company may not achieve its investment objective.
The Company does not have fixed guidelines for diversification by industry or type of security, and investments may be concentrated in only a few industries or types of securities. The Company may, for example, invest significantly in aerospace and defense, artificial intelligence (“AI”), computer software, consumer products, consumer technology, enterprise software, Fintech, technology, and robotics-related companies.
The Company is permitted to borrow money or issue debt securities in an amount up to 66 2/3% of its total assets in accordance with the 1940 Act. The Company may establish one or more credit lines to borrow money for a range of purposes, including for the purpose of funding investments, to satisfy the Company’s liabilities or obligations, or other specified purposes. The Company may pledge its assets to secure any such borrowings. There is no assurance, however, that the Company will be able to enter into a credit line or that it will be able to timely repay any borrowings under such credit line, which may result in the Company incurring leverage on its portfolio investments from time to time. The Company’s use of leverage may increase or decrease from time to time in its discretion and the Company may, in the future, determine not to use leverage.
The Company may make investments directly or indirectly through one or more Subsidiaries, and references herein to the Company’s investments also refer to any Subsidiary’s investments.
If the Company uses one or more Subsidiaries to make investments, the Company and its Shareholders will bear the respective organizational and operating fees, costs, expenses and liabilities of those Subsidiaries. The Company and its Subsidiaries will have the same investment strategies and will be subject to the same investment restrictions and limitations on a consolidated basis. The Adviser will serve as investment adviser to the Company and each
Subsidiary. The Subsidiaries will comply with the provisions of the 1940 Act relating to affiliated transactions and custody.
The Adviser will not cause the Company to engage in certain negotiated investments alongside affiliates unless the Company has received an order from the SEC granting an exemption from Sections 17 and 57 of the 1940 Act, or unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations thereof, as expressed in SEC no-action letters or other available guidance. The Adviser and the Company have applied for an exemptive order from the SEC that, if granted, would expand the Company’s ability to invest alongside its affiliates in privately placed investments that involve the negotiation of certain terms of the securities to be purchased (other than price-related terms).
Additional Information on SAFEs
Background on SAFEs
In 2013, Y Combinator introduced the SAFE, which stands for Simple Agreement for Future Equity. At the time of introduction, startups and investors were primarily using convertible notes for early-stage fundraising.2 The
SAFE was intended to be a replacement for convertible notes to streamline the early-stage fundraising process, and has generally been successful in doing so. As a one-document security without numerous terms to negotiate, SAFEs save startups and investors money in legal fees and reduce the time spent negotiating the terms of the investment.
Founders and investors will usually only have to negotiate one item: the conversion price, which is determined based on either a valuation cap or valuation discount rate.

SAFE Terms
In general, SAFEs automatically convert into equity securities or a right to receive cash upon three types of events: (1) a priced equity financing of the company that issued the SAFE; (2) a liquidity event of the company that issued the SAFE, such as a sale of the company or an initial public offering of the company; and (3) a dissolution event, such as the issuer of the SAFE declaring bankruptcy or going out of business.
Priced Equity Financing. A SAFE will convert automatically into equity of the issuer of the SAFE when the issuer of the SAFE closes a priced equity financing. A SAFE will convert into the equity security that is being issued to other investors in the priced equity financing, which is most typically shares of convertible preferred stock. In general, a SAFE will convert into a number of shares of convertible preferred stock that is equal to the dollar amount of the SAFE investment, divided by a price per share determined based on the valuation cap of the SAFE or a discount rate relative to the price per share of the convertible preferred stock in the priced equity financing. In other words, a SAFE represents an investment into the issuer of the SAFE at the next priced equity financing at, or more typically at a discount to, the valuation implied by the priced equity financing round.
•Valuation Cap. The Company may invest in a SAFE in which the conversion of the SAFE into equity of the issuer of the SAFE is based on  a valuation cap. A valuation cap imposes a cap on the valuation of the issuer implied by the price per share at which the SAFE would convert into equity in a priced round. If the issuer of the SAFE closes an equity financing at an implied valuation that exceeds the valuation cap, the
SAFE would convert into convertible preferred stock at the price per share implied by the valuation cap stated in the SAFE, rather than at the price per share of the convertible preferred stock in the priced equity financing, effectively resulting in a discount to the price per share of the implied valuation of the priced equity financing.
•Valuation Discount Rate. The Company may invest in a SAFE in which the conversion of the SAFE into equity of the issuer of the SAFE is based on a fixed discount rate to the valuation implied by the issuer’s next priced equity financing, resulting in a fixed discount to the price per share of the implied valuation of the priced equity financing.
•Most Favored Nation Provisions. The Company may invest in a SAFE that contains a provision that allows the SAFE holder to amend the SAFE at a later date to include any more advantageous terms that are subsequently provided to holders of other SAFEs of that issuer. In other words, if the issuer of the SAFE subsequently issues a SAFE that contains a valuation cap or a valuation discount rate that is more advantageous to the SAFE holder, the investor may elect to amend its SAFE to include the terms that were offered in the later-issued SAFE.
In other words, regardless of whether a SAFE has a valuation cap, a valuation discount, a most favored nation provision, or any combination of the foregoing, the SAFE will convert into convertible preferred stock at the issuer’s next priced equity financing at or at a discount to the implied valuation of the priced equity financing.
Liquidity Event. Typically, if the issuer of a SAFE undergoes a “Liquidity Event,” which includes events such as a sale of the company, an initial public offering, or a direct listing, the SAFE will convert into a right to receive cash. In the event of a Liquidity Event, the SAFE holder will typically be entitled to receive a portion of the proceeds equal to the greater of (1) the amount that the SAFE holder invested when it purchased the SAFE from the company, and (2) the proceeds that the SAFE holder would be entitled to if the SAFE converted into common stock of the company in connection with the Liquidity Event at the implied valuation of the Liquidity Event, taking into account any terms such as a valuation cap or a valuation discount rate that the SAFE might be entitled to and the company’s overall capitalization.
Dissolution Event.  If the issuer of the SAFE goes out of business (a “Dissolution Event”), the holder of the
SAFE is typically entitled to receive cash equal to the amount that the holder invested, subject to the issuer having sufficient assets. However, a SAFE holder’s claim would be junior to the claims of other creditors, such as the SAFE issuer’s trade creditors and holders of the issuer’s outstanding indebtedness (including convertible notes). The SAFE holder’s right to receive cash would have the same priority as other SAFEs and standard non-participating preferred stock, and be senior to payments for common stock.

Involvement in our Portfolio Companies
As a BDC, the Company will be obligated to offer to provide significant managerial assistance to certain of its portfolio companies and to provide it if requested. In fact, the Company may seek investments where such assistance is appropriate. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.
Non-Fundamental Policies
None of the Company’s investment policies are fundamental, and thus may be changed without Shareholder approval.
Portfolio Turnover
While the Adviser pursues a long-term investment strategy and does not typically engage in short-term trading in the shares of portfolio companies in which it invests, portfolio turnover generally involves some expense to the
Company, including finders, placement, brokerage, or other similar fees (or an allocable portion thereof) and other transaction costs on the sale of securities and reinvestment in other securities. The Company’s portfolio turnover rate may vary from year to year. Higher portfolio turnover may decrease the investment return to individual investors in the Company.
_________________
(1)Source: Startup Directory (last visited June 25, 2026), available at https://www.ycombinator.com/companies.
(2)Source: Safe User Guide (last visited June 26, 2026), available at https://www.ycombinator.com/documents.
Market Opportunity
Venture investing has historically been one of the most powerful engines of wealth creation in the American economy — generating many of the companies that have defined modern life, employed millions of Americans, and produced extraordinary returns. Yet the opportunity to share in that wealth creation has been systematically denied to the vast majority of Americans, reserved instead for a small and self-reinforcing circle of institutional investors and well-connected insiders. That exclusion is not an accident of market structure. It is a consequence of rules and access barriers that have never been designed to provide access to ordinary Americans. The Company is designed to change that — by investing in YC Companies and other early-stage or growth-stage companies whose technology, markets, and competitive position demonstrate, in the view of the Adviser, compelling potential, providing the access and the diversification that are unavailable to most investors.
I.The Private Venture Market: Size, Growth, and Returns
The U.S. venture capital market has grown dramatically over the past decade and a half. U.S. venture capital reached $320.0 billion deployed in 2025 — the second-highest annual total ever recorded, behind only the 2021 peak of $358.2 billion.1 Even the relative trough of 2023, at $168.8 billion, exceeded every pre-2018 annual total in
U.S. history. The U.S. venture capital industry now manages $1.38 trillion in total assets under management —
comprising $1.08 trillion in net asset value and $299.3 billion in dry powder awaiting deployment into the next generation of companies.1
Equally significant is a structural shift in when companies choose to access public markets — and therefore in where their most significant appreciation occurs. The median time from a company’s founding to its IPO was 5 years in 1999; by 2024, that figure had reached 14 years.2 A company that remains private for 14 years may complete its foundational growth arc — from idea, to product-market fit, to scaling — entirely within the private markets, entirely out of reach of most of the investing public. The investors who participate in that arc earn returns commensurate with bearing that risk. Often, by the time a company reaches its IPO, the most significant wealth creation has already occurred, and it has occurred exclusively for the small group of insiders who were allowed to invest early on.

As of year-end 2025, approximately 859 venture-backed private companies globally were valued at $1 billion or more, representing an aggregate estimated value of approximately $4.34 trillion.3 Whether that value is ultimately realized through an acquisition, a public offering, or a secondary transaction, most of the returns will flow to those who were permitted to invest during the private phase — the same endowments, sovereign wealth funds, and ultra-
high-net-worth individuals who have always had access.
II.The Closed Door: How Ordinary Americans Are Locked Out
The private venture market has delivered significant returns and generated much of the economic dynamism of the past generation. Generally, private venture investments have not been accessible to most ordinary Americans.
The exclusion operates at two levels — a legal barrier erected by the SEC’s accredited investor rules, and a practical barrier rooted in the insular network dynamics of venture capital.
The Accredited Investor Threshold. Under the Securities Act of 1933, most private securities offerings —
including interests in venture capital funds and direct investments in private companies — may be sold only to
“accredited investors,” defined by minimum thresholds for income, net worth, or professional certification.4
According to a June 2025 study published by the SEC’s Office of the Investor Advocate (the “2025 OIAD study”), approximately 12.6% of U.S. individuals qualify as accredited investors.5 More than eight in ten Americans may be legally prohibited from investing in the types of private venture investments that have generated some of the most significant wealth in modern economic history because they do not meet the accredited investor threshold.
The Network Barrier. For the minority of Americans who clear the legal threshold, a second wall awaits. Even among those who are legally eligible to participate, only 4.3% of accredited investors actually own private market securities.5 The most successful private venture funds are chronically oversubscribed and allocate capacity almost entirely to a fixed circle of institutional investors and high-net-worth individuals whose relationships were established over decades. Top-tier founders typically raise money through introductions from trusted networks, resulting in many of the best opportunities going to the same people they always have.
The result is a compounding exclusion. Only 12.6% of Americans are legally eligible to participate. Of those, only 4.3% actually own private market securities. Meanwhile, among the vast majority of Americans who are not accredited investors, only 1.1% own private market securities. Collectively, approximately 1.3% of the total U.S.
population holds any private market investment at all.5 However, the same 2025 OIAD study found that 5.2% of the total U.S. population — four times the number who actually own such securities — express interest in investing in new or private companies.5 We believe that the gap between what such Americans want and what they are permitted to access may be the defining inequity of modern capital markets.
III.The Diversification Dilemma
The structural exclusion described above does more than deny ordinary Americans access to individual opportunities. It prevents them from investing in early-stage and growth-stage companies in one of the only ways that we believe makes economic sense.
Early-stage and growth-stage investing is defined by the power law: the distribution of outcomes is extraordinarily skewed, with the large majority of companies returning little or no capital and a small number of exceptional outcomes driving virtually all aggregate returns.6 This is not a flaw in the asset class — it is its defining characteristic, and it is precisely what produces venture-scale returns for those who can capture it. Historical data shows that, as an asset class, seed and Series A investing has delivered the highest returns of any stage in U.S.
venture capital, even accounting for higher company failures.8 But capturing it requires a portfolio broad enough to include the outliers. An investor who participates in only a handful of early-stage or growth-stage companies faces binary concentration risk with no structural mechanism to offset failures. The expected return of a small, undiversified portfolio of early-stage and growth-stage investments is materially lower than the expected return of the asset class itself, because the probability of holding the handful of companies that drive aggregate returns decreases sharply as portfolio size declines. Institutional venture funds are constructed with this dynamic explicitly in mind — deploying capital across large numbers of companies precisely because breadth of exposure is the instrument through which the power law works in investors’ favor rather than against them.

It generally is not possible for ordinary Americans to obtain this type of diversified exposure to early- and growth-stage companies on their own. The legal and network barriers described above do not merely limit retail access to individual transactions — they make it structurally impossible for typical retail investors to assemble the kind of diversified portfolio of early-stage and growth-stage companies that we believe the asset class calls for.
Minimum investment sizes in private rounds — even where access exists — are typically far beyond what retail investors can deploy across a sufficient number of companies to achieve meaningful diversification. Deal flow itself is the binding constraint: building a diversified early-stage and growth-stage portfolio requires consistent access to a large volume of high-quality opportunities, which in turn requires the kind of established institutional relationships that retail investors generally do not have. A retail investor who overcomes the accredited investor legal threshold and secures access to one or two early-stage investments has not solved the access problem — he or she has simply taken on the risk profile of early-stage investing without the broad portfolio construction that makes that risk rational to bear.
The inability to diversify is not a secondary limitation. It is a core reason that retail participation in early-stage and growth-stage investing, absent a professionally managed, broadly diversified structure, fails to deliver the returns that make the asset class worth pursuing. Solving the access problem means solving the diversification problem — and doing so at a scale and with a sourcing capability that retail investors generally cannot replicate on their own.
IV.RVII: Built to End the Exclusion
RVII is purpose-built to address the barriers and limitations described above.
RVII has no investment minimums, no income threshold, no net worth test, and no accredited investor requirement. The wealth barrier that largely defines the private market does not apply to RVII.
RVII will be listed and freely tradable on the NYSE. Investors may buy or sell Shares on the NYSE without lockup periods, redemption gates, or capital call obligations, although an active market may not develop, while the
Company generally expects to hold its investments through their natural private-phase arc and seeks to realize value at natural exit — through acquisition, public offering, or secondary transaction.
Diversification is a structural feature of RVII. Over time, RVII expects to invest across a portfolio of a significant number of companies, applying the construction discipline that institutional venture funds use to manage single-company failure risk. The existing seed portfolio already includes investments in 80 private companies.
Individual retail investors generally cannot replicate this structure independently: private investing requires deal sourcing, underwriting capacity, and portfolio scale that are generally operationally out of reach for individuals acting alone.
The Adviser believes it is situated to develop a pipeline of investment opportunities that are generally accessible only to institutional insiders. The Adviser’s relationships across venture capital include investors, founders, and institutional participants who are active in venture markets, both within and beyond the YC Company ecosystem.
These relationships provide the Adviser with visibility into financing rounds, access to investment opportunities that are not broadly marketed, and the credibility to participate in competitive rounds alongside established institutional investors. Early-stage and growth-stage investing is, by its nature, a relationship-driven activity: the most attractive opportunities are allocated through trusted networks, and access is a function of reputation and prior engagement.
The Adviser’s position within those networks is a strategic advantage that individual retail investors — and many new market entrants — generally cannot replicate independently.
V.Why Y Combinator: Leading Incubator with a Strong Track Record(7)
Y Combinator has funded over 5,000 companies with a combined value of over $1.3 trillion, including 100
“unicorns” with valuations over $1 billion, since 2005. Some notable companies previously funded by Y
Combinator include:
•Aerospace: Boom

•Consumer & Marketplaces: Airbnb, DoorDash, Instacart, Reddit, Twitch
•Enterprise & AI: Cruise, Deel, Dropbox, PagerDuty, OpenAI, Scale AI
•Fintech: Brex, Coinbase, Gusto, Stripe
See “Risks—YC Companies Risk.”
Although many private companies have created value for investors, many more private companies have not.
The Company and the Adviser do not guarantee any level of return or protection against loss on investments and there can be no assurance that the Company’s investment objective will be achieved or that the Company’s investment program will be successful.
__________________
(1)Source: NVCA 2026 Yearbook (National Venture Capital Association / PitchBook Data, Inc., 2026); data as of December 31, 2025.
(2)Source: Jay R. Ritter, “Initial Public Offerings: Median Age of IPOs Through 2025,” University of Florida IPO Initiative, updated
December 31, 2025. Based on 9,343 IPOs from 1980–2025.
(3)Source: NVCA 2026 Yearbook (National Venture Capital Association / PitchBook Data, Inc., 2026); data as of December 31, 2025.
(4)Source: 17 C.F.R. § 230.501(a).
(5)Source: Katherine Carman, Alycia Chin, Steven Nash & Brian Scholl, “Exploring Accredited Investors and Private Market Securities
Ownership,” SEC Office of the Investor Advocate, OIAD Working Paper 2025 No. 1 (June 2025). Numbers included were provided by the study and may not arithmetically reconcile.
(6)Source: See e.g., Chris Dixon, Performance Data and the 'Babe Ruth' Effect in Venture Capital, Andreessen Horowitz (June 8, 2015),
https://a16z.com/performance-data-and-the-babe-ruth-effect-in-venture-capital/. Past performance is not indicative of future results.
(7)Data from Y Combinator website. Past performance is not indicative of future results. The performance results for Y Combinator presented above are not intended to predict or suggest the future returns of the Company. The performance data shown above should not be considered a substitute for the Company’s own performance information.
(8)Source: Kaidi Gao, VC Returns by Series: Part IV, PitchBook Data, Inc. (Aug. 27, 2024), data as of June 6, 2024. Past performance is not indicative of future results. Seed-stage investments, in aggregate across the full cohort of companies that raised a seed round, generated the highest annualized returns of any series, at 25.5%, compared with 19.2% for Series A, roughly 13% for Series B and C, and 14.5% for
Series D+. Seed-stage companies fail at a rate as high as 38.6% by company count, nearly triple the roughly 13% failure rate seen at Series
D and beyond. Failure rates and annualized returns are historical, aggregate figures derived from a cohort of US-headquartered, venture-
backed companies that raised their first round of institutional VC financing between 2009 and 2018, and reflect PitchBook's proprietary methodology, including estimated assumptions for companies presumed to have failed based on an extended period without a subsequent financing round. These figures do not represent the actual or projected returns of the Company or any portfolio company, and there can be no assurance that the Company will achieve comparable, or any, returns.

ROBINHOOD OVERVIEW
Overview of Robinhood
Robinhood Ventures DE, LLC (referred to herein as the “Adviser”, “Robinhood Ventures” or “RHV”) is a limited liability company organized in the State of Delaware and serves as the Company’s investment adviser and administrator. The Adviser was formed in August 2025, and is a wholly-owned subsidiary of Robinhood Markets,
Inc., a Delaware corporation that is a publicly traded company (Nasdaq: HOOD), and a holding company that operates through several wholly-owned subsidiaries, including the following:
•Robinhood Financial is registered in the United States as a broker-dealer and acts as the introducing broker;
•Robinhood Securities, LLC is registered in the United States as a broker-dealer and performs the clearing and settlement services for Robinhood Financial customers;
•Robinhood Gold, LLC is a Delaware limited liability company that offers Gold membership to customers with subscription benefits;
•Robinhood Crypto, LLC (“Robinhood Crypto”) provides users the ability to buy, sell and transfer cryptocurrencies and is responsible for the custody of cryptocurrencies held by users on the Robinhood
Crypto platform;
•Robinhood Credit, Inc. offers credit cards with certain rewards offerings;
•Robinhood Derivatives, LLC is a registered non-clearing futures commission merchant and a swap firm for trading cleared swaps;
•Robinhood Asset Management, LLC is a registered investment adviser and provides discretionary portfolio management to retail clients;
•Robinhood Money, LLC offers a spending card and a spending account that helps customers invest, save and earn rewards;
•Trade-PMR, Inc. is a custodial and portfolio management platform for registered investment advisers that was acquired by Robinhood in February 2025; and
•Bitstamp Ltd. is a globally-scaled cryptocurrency exchange with institutional and retail customers that was acquired by Robinhood in June 2025.
Robinhood is continuously introducing new products and diversifying its services that further expand access to the financial system.
Key Differentiators/Competitive Advantages
Some of the attributes that the Adviser believes differentiate it from its competitors include the ability to leverage Robinhood’s deep connectivity to the venture community, built during its high-growth private company phase and sustained as a public company, spanning leading venture capital firms and founders/chief executive officers of innovative companies. The Adviser believes that Robinhood’s relationships may translate into advantaged sourcing alongside traditional channels.

LEVERAGE
The Company is permitted to borrow money or issue debt securities in an amount up to 66 2/3% of its total assets in accordance with the 1940 Act. The Company may establish one or more credit lines to borrow money for a range of purposes, including for the purpose of funding investments, to satisfy the Company’s liabilities or obligations, or other specified purposes. The Company may pledge its assets to secure any such borrowings. There is no assurance, however, that the Company will be able to enter into a credit line or that it will be able to timely repay any borrowings under such credit line, which may result in the Company incurring leverage on its portfolio investments from time to time. The Company’s use of leverage may increase or decrease from time to time in its discretion and the Company may, in the future, determine not to use leverage.
Certain types of leverage used by the Company may result in the Company being subject to covenants relating to asset coverage and portfolio composition requirements. The Company may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Company. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.
Preferred Shares
The Company’s organizational documents provide that the Board may authorize and issue preferred shares with or without rights as determined by the Board, by action of the Board without prior approval of the holders of the
Shares. Shareholders have no preemptive right to purchase any preferred shares that might be issued. Any such preferred share offering would be subject to the limits imposed by the 1940 Act. In addition, the Company generally is not permitted to declare any cash dividend or other distribution on the Shares, or purchase any such Shares, unless, at the time of such declaration, the Company would have asset coverage of at least 150% after deducting the amount of such dividend or other distribution. The 1940 Act grants to the holders of senior securities representing shares issued by the Company certain voting rights, including the right to elect two trustees of the Board. Failure to maintain certain asset coverage requirements under the 1940 Act could entitle the holders of preferred shares to elect a majority of the Board.
Borrowings
The Company is permitted, without prior approval of the Shareholders, to borrow money. The Company may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Company’s assets as security. In connection with such borrowings, the Company may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. There can be no assurance that the Company will be able to utilize leverage on terms that the Adviser deems favorable at any given time.
Borrowings by the Company are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements related to the borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act.
The rights of lenders to the Company to receive interest on, and repayment of, principal of any such borrowings will be senior to those of the Shareholders and the holders of any preferred shares, and the terms of any such borrowings may contain provisions that limit certain activities of the Company, including the payment of dividends to Shareholders and the holders of preferred shares, if any, in certain circumstances.
Credit Facility
The Company may establish one or more credit lines to borrow money for a range of purposes, including for the purpose of funding investments and to otherwise satisfy the Company’s liabilities or obligations.

RISKS
AN INVESTMENT IN THE COMPANY INVOLVES A HIGH DEGREE OF RISK AND THEREFORE
SHOULD ONLY BE UNDERTAKEN BY INVESTORS WHO UNDERSTAND THE POTENTIAL RISK OF
CAPITAL LOSS, FOR WHOM AN INVESTMENT IN THE COMPANY IS A PART OF A DIVERSIFIED
INVESTMENT PROGRAM, AND WHOSE FINANCIAL RESOURCES ARE SUFFICIENT TO ENABLE THEM
TO ASSUME THESE RISKS AND TO BEAR THE LOSS OF ALL OR PART OF THEIR INVESTMENT. THE
FOLLOWING IS NOT AN EXHAUSTIVE LISTING OF ALL OF THE POTENTIAL RISKS ASSOCIATED
WITH AN INVESTMENT IN THE COMPANY. PRIOR TO INVESTING IN THE COMPANY, INVESTORS
SHOULD CONSULT WITH THEIR OWN FINANCIAL, LEGAL, INVESTMENT AND TAX ADVISERS IN
EVALUATING THE MERITS AND RISKS OF INVESTING IN THE COMPANY.
An investment in the Company is suitable only for those persons who have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of their proposed investment.
An investment in the Company is speculative and involves a high degree of risk. Therefore, you should consider the risks of investing in the Company, including the principal risk factors described below, prior to making an investment in the Company. The following information is a discussion of the known material risk factors associated with an investment in the Shares specifically. These risks may be directly applicable to the Company or may be indirectly applicable through the Company’s investments. Additional risks and uncertainties not currently known to the Company or that the Company currently deems to be immaterial also may materially adversely affect the
Company’s business, financial condition and/or operating results.
The value of your investment in the Company, as well as the amount of return you receive on your investment in the Company, may fluctuate significantly. You may lose all or part of your investment in the Company. There is no assurance that the Company will meet its investment objective. Each risk summarized below is considered a
“principal risk” of investing in the Company, regardless of the order in which it appears, and such order is not intended to provide any indication as to the likelihood of their occurrence or of their magnitude or significance.
Early-Stage Companies Risks
The types of investments that the Company anticipates making involve a high degree of risk. In general, financial and operating risks confronting portfolio companies can be significant. While targeted returns should reflect the perceived level of risk in any investment situation, there can be no assurance that the Company will be adequately compensated for risks taken. A loss of the Company’s entire investment is possible. The timing of profit realization is highly uncertain. Losses are likely to occur early in the Company’s term, while successes often require a long maturation period.
Early-stage companies often experience unexpected problems in the areas of product development, manufacturing, marketing, financing and general management, which, in some cases, cannot be adequately solved.
In addition, such companies may require substantial amounts of financing, which may not be available through institutional private placements or the public markets. In addition, the markets that such companies target are highly competitive and in many cases the competition consists of larger companies with access to greater resources. The percentage of companies that survive and prosper can be small. Given the rapid timelines often associated with accelerator programs such as Y Combinator, and the inherently limited information available on early-stage companies, the Adviser’s evaluation of a given opportunity is generally conducted on an expedited basis, which creates heightened risk for investors in such early-stage companies.
YC Companies Risk
Because the Company focuses its investments in YC Companies, it may be more concentrated in certain types of businesses (such as high-growth or technology-oriented companies) and may perform differently than funds that invest in a broader range of companies or have a less focused investment approach. The Company is not a party to any agreement with Y Combinator with respect to access to YC Companies. Any limitation imposed by Y
Combinator on the Company’s access to YC Companies could have a material adverse effect on the Company’s business, financial condition or results of operations.

SAFEs Risk
SAFEs do not represent an equity ownership interest at the time of investment, and it is uncertain if SAFEs will provide such exposure in the future. They are designed for early-stage, high-growth startup companies that are expected to raise additional capital in the future. If such growth or financing does not occur, the economic assumptions underlying the investment may not be realized. Unlike common stock, SAFEs do not provide holders with any current ownership rights, including voting rights or rights to dividends, and instead represent only a contractual right to receive equity in the future upon the occurrence of specified triggering events, such as a future equity financing, acquisition, or initial public offering, which may not occur. If such triggering events do not occur, the Company may never receive equity securities and could lose its entire investment. In certain circumstances, a portfolio company may raise additional capital through alternative financing structures that do not trigger conversion. Even if a triggering event occurs, the terms governing conversion may be complex and highly variable, including valuation caps, discounts, or other mechanisms, such as most favored nation or pro rata provisions, that may significantly affect the amount and value of equity ultimately received.
The valuation for the company used in the conversion of the SAFEs will be determined by the investors investing in the next priced equity financing round that triggers conversion of the SAFEs, which valuation may not be known by the Company or an accurate reflection of the valuation of the company at that time.
A SAFE investment’s value may not change for an extended period of time, for example, until a conversion is triggered. Upon conversion, the Company’s investment in the company that issued the SAFE may change significantly, impacting the Company’s NAV per share and potentially the trading price for the Shares. Because
SAFEs are valued based on estimates of future contingent events, their reported fair value may differ materially from realized outcomes.
Equity Securities Risk
The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Equity securities of companies that operate in certain sectors or industries tend to experience greater volatility than companies that operate in other sectors or industries or the broader equity markets.
For example, publicly traded equity securities of private equity funds and private equity firms tend to experience greater volatility than other companies in the financial services industry and the broader equity markets. An adverse event, such as an unfavorable earnings report, may depress the value of equity securities held by the Company. The value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of the equity securities held by the Company may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, equity securities and equity-related securities may be particularly sensitive to general movements in the stock market, and a drop in the stock market may depress the price of any equity securities to which the Company has exposure. The value of the equity securities the Company holds may also fluctuate because of changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Company may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income, and are therefore inherently more risky than preferred stock or debt instruments of such issuers.
The equity interests the Company invests in may not appreciate in value and, in fact, may decline in value or lose all value. Accordingly, the Company may not be able to realize gains from its equity interests, and any gains that it does realize on the disposition of any equity interests may not be sufficient to offset any other losses it experiences.
Technological Innovations
Current trends in the market generally have been toward disrupting a traditional approach to an industry with technological innovation, and multiple young companies have been successful where this trend toward disruption in markets and market practices has been critical to their success. In this period of rapid technological and commercial innovation, new businesses and approaches may be created that could affect the Company and/or its portfolio investments or alter the market practices the Company’s strategy has been designed to function within and on which the Company’s strategy depends for investment return. Moreover, given the pace of innovation in recent years, such technological innovation may adversely impact the Company and/or its portfolio companies in a manner that may not have been foreseen, or foreseeable, at the time the Company made any applicable investment. Any of these technological innovations could damage the Company’s investments, significantly disrupt the market in which it operates and subject it to increased competition, which could materially and adversely affect its business, financial condition and results of investments. Additionally, the Adviser could base investment decisions on views about the direction or degree of innovation that prove inaccurate and lead to losses.
Seed Relationships
The Company may occasionally enter into an agreement with a single entrepreneur or team of entrepreneurs
(each, an “Entrepreneur”), pursuant to which the Company will provide seed funding to one or more companies founded or otherwise sponsored by such Entrepreneur. It is the Company’s belief that such arrangements may benefit the Company by creating opportunities for the Company to secure favorable terms with respect to such investments, and that the Company’s relationships with Entrepreneurs may benefit the Company by creating earlier access to portfolio companies with promising founders. It is possible, however, that as a result of any such arrangement, the Company will make investments in portfolio companies in which it otherwise would not have invested.
Reliance on Portfolio Company Management Team
Each portfolio company’s day-to-day operations will be the responsibility of such company’s management team. Certain of the Company’s investments will be in portfolio companies that have not had significant operations and may have founders and management teams with less operational experience than a more established company.
While the Company seeks to invest in companies operated by strong management or build strong management teams at each of them, there can be no assurance that the existing management team, or any successor, will be able to operate the portfolio company as expected by the Company. The success of each portfolio investment depends in substantial part upon the skill and expertise of each portfolio company’s management team. Additionally, portfolio companies will need to attract, retain, and develop executives and members of their management teams. The market for executive talent is, notwithstanding general unemployment levels or developments within a particular industry, extremely competitive. There can be no assurance that a portfolio company will be able to attract, develop, integrate, and retain suitable members of its management team, and, as a result, the Company may be adversely affected thereby.
Private Investments Risk
Investments in private companies involve a high degree of business and financial risk that can result in substantial losses. Less information is available with respect to private companies compared to public companies and private company investments offer limited liquidity. Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Company invests. There is a risk that the Company may invest on the basis of incomplete or inaccurate information, and will not be able to adequately monitor the performance of its investments, which may adversely affect the Company’s investment performance. It also is more difficult to value private investments compared to public investments because there is less information available about private companies. Private companies in which the Company may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Private company investments are more difficult to value than investments in public companies due to less information being available and valuations may fluctuate more dramatically than those of public companies. As a result, the Company’s NAV could significantly increase or decrease if the Company learns of new material information regarding a private company, particularly if the company comprises a significant portion of the Company’s portfolio. Additionally, the Company will only value its investments on a periodic basis. To the extent that new material information regarding a private company in which the Company has invested becomes public, the trading price of the Shares could fluctuate significantly, including potentially causing the Shares to trade at a discount or premium to the most recently published NAV. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.
Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to transfer restrictions and substantial holding periods, so that the Company may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Company will be able to realize the value of private company investments in a timely manner. There also is no assurance that the private companies in which the Company invests will ever have a liquidity event.
Additionally, the types of private companies in which the Company expects to invest may be dependent on key personnel for their future success. If a company is unable to hire and retain qualified personnel, or if the company loses a founder or any key member of its management team, its performance may be significantly impaired.
Historical returns for private company investments have often been dependent on investment selection with a limited number of companies having an outsized impact on the return profile of the asset class. Private companies typically control which investors are permitted to invest in their company, including through a consent right over which investors are permitted to purchase shares from existing investors in that company. There can be no assurance that the companies that the Company targets will permit the Company to become an investor. The Company may not be able to deploy all of its capital in companies that fit its investment mandate.
The Company’s private investments may be subject to risks associated with an unaffiliated lead investor. Due diligence will be conducted on private investment opportunities. However, due diligence will necessarily be limited by, among other things, information that the Company is able to obtain, and the Company expects that substantially less information will be available about the Company’s private investments than information that would be available for publicly traded investments. The Company may in its sole discretion make the determination to invest without having access to the detailed information necessary for a full evaluation of the investment opportunity, including where the Company believes that such level of due diligence is either not possible or not practicable given the circumstances of the proposed portfolio investment (such as when the window of opportunity is short and/or the demand by other investors is high). In such circumstances, there therefore may be a shorter due diligence process.
The Company expects to make minority investments where it may have little to no opportunity to negotiate the terms of a particular private investment or to require a specific private company in which the Company invests to disclose any particular type of information to the Company, either in connection with diligence or as ongoing reporting. Where the Company invests alongside an unaffiliated lead investor, the Adviser may rely to some extent on the lead investor’s diligence on the relevant investment and to negotiate certain terms of the investment. In addition, the Adviser may rely upon independent consultants or advisers in connection with their evaluation of proposed investments and may consider the diligence of potential co-investors or strategic partners. There can be no assurance that these consultants, advisers, co-investors or strategic partners will accurately evaluate such investments, and such involvement of third-party consultants, advisers, co-investors or strategic partners may present a number of risks primarily relating to the Adviser’s reduced control of the functions that are outsourced. As a result of any or all of these circumstances, the due diligence investigation that the Company carries out with respect to any such investment opportunity may not reveal or highlight all material risks associated with such investment opportunity, which may have otherwise been discovered with a more thorough process, especially when there is a compressed diligence timeframe and/or heightened competition for an investment, where there may be limited publicly available information with respect to a particular company or its executives, where because of the size or other aspects of an investment limited information is made available to the Adviser by the prospective portfolio company, or in circumstances where all or a portion of such due diligence is conducted remotely.

In connection with some of the Company’s investments in private companies, the Company may pledge some or all voting rights in a private company to management or another third-party investor. The Adviser may determine in its sole discretion that a pledge of such voting rights for a specific investment opportunity is in the best interests of the Company, and if the Adviser determines that the Company should not agree to pledge such voting rights, it may result in the Company being excluded from the investment opportunity.
The Company has the discretion to make follow-on investments, subject to the availability of capital resources and the availability of securities in the applicable portfolio company. The Company may elect not to make follow-on investments in a portfolio company and it may lack sufficient funds to make those investments. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and the Company’s initial investment, or may result in a missed opportunity for the Company to increase its participation in a successful operation. Even if the Company has sufficient capital to make a desired follow-on investment, it may elect not to do so in order not to increase its concentration of risk, because it prefers other opportunities, or because it is inhibited by compliance with regulatory or other requirements.
Private Vehicle Risks
The Company’s investments in Private Vehicles are subject to a number of risks. Private Vehicle interests are expected to be illiquid and subject to restricted marketability, and the realization of investments from them may take considerable time and/or be costly. In addition, certain private companies may impose broad transfer restrictions on their equity securities. These restrictions may extend to the ability of a Private Vehicle that invests in such private company to admit new investors, meaning that the Company may be unable to invest in a Private Vehicle without the consent of the underlying private company. There can be no assurance that such consent will be granted, which may limit the Company’s ability to gain exposure to certain private companies. The Company expects to primarily invest in Private Vehicles, including SPVs, that provide exposure focused on the same Promising Companies that the Company invests in directly. Some of the Private Vehicles in which the Company invests may have only limited operating histories. Although the Adviser will seek to receive detailed information from each Private Vehicle regarding its business strategy and any performance history, including audited financial statements, in most cases the
Adviser will have little or no means of independently verifying this information. The Company may in its sole discretion make the determination to invest without having access to the detailed information necessary for a full evaluation of the investment opportunity, including where the Company believes that such level of due diligence is either not possible or not practicable given the circumstances of the proposed portfolio investment (such as where the window of opportunity is short and/or the demand by other investors is high). In such circumstances, there therefore may be a shorter due diligence process. In addition, the Adviser may rely upon independent consultants or advisers in connection with their evaluation of proposed investments and may consider the diligence of potential co-
investors or strategic partners. There can be no assurance that these consultants, advisers, co-investors or strategic partners will accurately evaluate such investments, and such involvement of third-party consultants, advisers, co-
investors or strategic partners may present a number of risks primarily relating to the Adviser’s reduced control of the functions that are outsourced. As a result of any or all of these circumstances, the due diligence investigation that the Company carries out with respect to any such investment opportunity may not reveal or highlight all material risks associated with such investment opportunity, which may have otherwise been discovered with a more thorough process, especially when there is a compressed diligence timeframe and/or heightened competition for an investment, where there may be limited publicly available information with respect to a particular company or its executives, where because of the size or other aspects of an investment limited information is made available to the
Adviser by the prospective portfolio company, or in circumstances where all or a portion of such due diligence is conducted remotely. Lastly, Private Vehicles may have little or no near-term cash flow available to distribute to investors, including the Company. Due to the pattern of cash flows in Private Vehicles and the illiquid nature of their investments, investors typically will see negative returns in the early stages of Private Vehicles. Then, as investments are able to realize liquidity events, such as a sale or initial public offering, positive returns will be realized if the Private Vehicle’s investments are successful.
Private Vehicle interests are ordinarily valued based upon valuations provided by the Private Vehicle Manager, which may be received on a delayed basis. Certain securities in which the Private Vehicles invest may not have a readily ascertainable market price and are fair valued by the Private Vehicle Managers. A Private Vehicle Manager
may face a conflict of interest in valuing such securities because their values may have an impact on the Private

Vehicle Manager’s compensation. The Adviser will review and perform due diligence on the valuation procedures used by each Private Vehicle Manager and monitor the returns provided by the Private Vehicles. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Private Vehicle
Manager, the accuracy of the valuations provided by the Private Vehicle Managers, that the Private Vehicle
Managers will comply with their own internal policies or procedures for keeping records or making valuations, or that the Private Vehicle Managers’ policies and procedures and systems will not change without notice to the
Company. As a result, a Private Vehicle Manager’s valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities. A Private Vehicle Manager’s information could also be inaccurate due to fraudulent activity, mis-valuation or inadvertent error. The Company may not uncover errors in valuation for a significant period of time, if ever. Inaccurate valuations provided by Private Vehicles could materially adversely affect the value of Shares.
The Company will pay asset-based or commitment-based fees, and, in most cases, will be subject to performance-based fees in respect of its interests in Private Vehicles. Such fees and performance-based compensation are in addition to the Company’s own Management Fee. In addition, performance-based fees charged by Private Vehicle Managers may create incentives for the Private Vehicle Managers to make risky investments, and may be payable by the Company to a Private Vehicle Manager based on a Private Vehicle’s positive returns even if the Company’s overall returns are negative. Shareholders will indirectly bear a proportionate share of the fees and expenses of the Private Vehicles, in addition to a proportionate share of the expenses of the Company.
The Company may be precluded from acquiring an interest in certain Private Vehicles due to regulatory implications under the 1940 Act or other laws, rules and regulations or may be limited in the amount it can invest in voting securities of Private Vehicles. The Adviser also may refrain from including a Private Vehicle in the
Company’s portfolio in order to address adverse regulatory implications that would arise under the 1940 Act for the
Company if such an investment was made. In addition, the SEC has adopted Rule 18f-4 under the 1940 Act, which, among other things, may impact the ability of the Company to enter into unfunded commitment agreements, if any, such as a capital commitment to a Private Vehicle or as part of a direct investment. In addition, the Company’s ability to invest may be affected by considerations under other laws, rules or regulations. Such regulatory restrictions, including those arising under the 1940 Act, may cause the Company to invest in different Private
Vehicles or direct investments than other clients of the Adviser.
If the Company fails to satisfy capital calls to a Private Vehicle in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Company’s investment in the Private
Vehicle. Any failure by the Company to make timely capital contributions may impair the ability of the Company to pursue its investment program, cause the Company to be subject to certain penalties from the Private Vehicles or otherwise impair the value of the Company’s investments.
The governing documents of a Private Vehicle generally are expected to include provisions that would enable the general partner, the manager, or a majority in interest (or higher percentage) of its limited partners or members, under certain circumstances, to terminate the Private Vehicle prior to the end of its stated term. Early termination of a Private Vehicle in which the Company is invested may result in the Company having distributed to it a portfolio of immature and illiquid securities, or the Company’s inability to invest all of its capital as anticipated, either of which could have a material adverse effect on the performance of the Company.
Although the Company will be an investor in a Private Vehicle, Shareholders will not themselves be equity holders of that Private Vehicle and will not be entitled to enforce any rights directly against the Private Vehicle or the Private Vehicle Manager or assert claims directly against any Private Vehicles, the Private Vehicle Managers or
their respective affiliates. Shareholders will have no right to receive the information issued by the Private Vehicles that may be available to the Company as an investor in the Private Vehicles. In addition, Private Vehicles generally are not registered as investment companies under the 1940 Act; therefore, the Company, as an investor in Private
Vehicles, will not have the benefit of the protections afforded by the 1940 Act. Private Vehicle Managers may not be registered as investment advisers under the Advisers Act, in which case the Company, as an investor in Private
Vehicles managed by such Private Vehicle Managers, will not have the benefit of certain of the protections afforded by the Advisers Act.

Commitments to Private Vehicles generally are not immediately invested. Instead, committed amounts are drawn down by Private Vehicles and invested over time, as underlying investments are identified—a process that may take a period of several years, with limited ability to predict with precision the timing and amount of each
Private Vehicle’s drawdowns. During this period, investments made early in a Private Vehicle’s life are often realized (generating distributions) even before the committed capital has been fully drawn. In addition, many Private
Vehicles do not draw down 100% of committed capital, and historic trends and practices can inform the Adviser as to when it can expect to no longer need to fund capital calls for a particular Private Vehicle. Accordingly, the
Adviser may make investments and commitments based, in part, on anticipated future capital calls and distributions from Private Vehicles. This may result in the Company making commitments to Private Vehicles in an aggregate amount that exceeds the total amounts invested by Shareholders in the Company at the time of such commitment
(i.e., to “over-commit”). To the extent that the Company engages in an “over-commitment” strategy, the risk associated with the Company defaulting on a commitment to a Private Vehicle will increase. The Company will maintain cash, cash equivalents, borrowings or other liquid assets in sufficient amounts, in the Adviser’s judgment, to satisfy capital calls from Private Vehicles.
The Company is subject to the risks associated with its Private Vehicles’ underlying investments. The investments made by Private Vehicles will entail a high degree of risk and in most cases be highly illiquid and difficult to value. Unless and until those investments are sold or mature into marketable securities they will remain illiquid. As a general matter, companies in which the Private Vehicle invests may face intense competition, including competition from companies with far greater financial resources; more extensive research, development, technological, marketing and other capabilities; and a larger number of qualified managerial and technical personnel.
In connection with making an investment in a Private Vehicle, the Company may decide to pledge some or all voting rights in a Private Vehicle to management or another third-party investor. The Adviser may determine in its sole discretion that a pledge of such voting rights for a specific investment opportunity is in the best interests of the
Company, and if the Adviser determines that the Company should not agree to pledge such voting rights, it may result in the Company being excluded from the investment opportunity.
A Private Vehicle Manager may focus on a particular industry or sector, which may subject the Private Vehicle, and thus the Company, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. Likewise, a Private Vehicle Manager may focus on a particular country or geographic region, which may subject the Private Vehicle, and thus the Company, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. In addition, Private Vehicles may establish positions in different geographic regions or industries that, depending on market conditions, could experience offsetting returns.
The Company will not obtain or seek to obtain any control over the management of any portfolio company in which any Private Vehicle may invest. The success of each investment made by a Private Vehicle will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.
The Company may make secondary investments in Private Vehicles by acquiring the interests in the Private
Vehicles from existing investors in such Private Vehicles (and not from the issuers of such investments). In such instances, as the Company will not be acquiring such interests directly from the Private Vehicle, it is generally not expected that the Company will have the opportunity to negotiate the terms of the interests being acquired, other than the purchase price, or other special rights or privileges. There can be no assurance as to the number of secondary investment opportunities that will be presented to the Company.
In addition, valuation of secondary investments in Private Vehicles may be difficult, as there generally will be no established market for such investments or for the privately held portfolio companies in which such Private
Vehicles may own securities. Moreover, the purchase price of secondary investments in such Private Vehicles generally will be subject to negotiation with the sellers of the interests and there is no assurance that the Company will be able to purchase secondary investments in Private Vehicles at attractive discounts to their respective net asset value, or at all. The overall performance of the Company will depend in large part on the acquisition price paid by the Company for its secondary investments, the structure of such acquisitions and the overall success of the Private
Vehicle.

Secondary investments in a Private Vehicle may be acquired at a discount to that Private Vehicle’s NAV.
Because those secondary investments will be valued by the Company at the most recent NAV reported by the
Private Vehicle’s Manager, the Company will have an unrealized gain with respect to those investments (and a corresponding increase in NAV and performance) equal to the difference between the most recent reported NAV of the Private Vehicle and the Company’s purchase price.
To maintain the Company’s status as a RIC and preserve the tax benefits to the Company of that status, the
Company intends to distribute to Shareholders capital gain dividends in the amount of the Company’s net capital gain. Distribution of the Company’s net capital gain (which is generally the excess of the Company’s realized net long-term capital gains over the Company’s realized net short-term capital losses) properly reported by the
Company as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains, regardless of the U.S. Shareholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common shares. Distributions of the Company’s net capital gain to a non-U.S. Shareholder, generally will not be subject to U.S. federal withholding tax and will not be subject to U.S. federal income tax unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. Shareholder in the United States).
Conversely, a secondary investment in a Private Vehicle sold by the Company at a discount will result in a realized loss, and a corresponding decrease in the Company’s NAV and performance equal to the difference between the value of the secondary investment as reflected in the books and records of the Company and the negotiated sale price.
The valuation of the Company’s secondary investments in Private Vehicles is ordinarily determined based upon valuations provided by the Private Vehicle Managers, when available, and is subject to the same risks associated with the reliance on valuations provided by the Private Vehicle Managers as the primary investments in Private
Vehicles.
There is significant competition for secondary investments. Many institutional investors, including fund-of-
funds entities, as well as existing investors of Private Vehicles may seek to purchase secondary investments of the same Private Vehicle which the Company may also seek to purchase. In addition, some Private Vehicle Managers have become more selective by adopting policies or practices that exclude certain types of investors, such as fund-
of-funds. These Private Vehicle Managers also may be partial to secondary investments being purchased by existing investors of their Private Vehicles. In addition, some secondary opportunities may be conducted pursuant to a specified methodology (such as a right of first refusal granted to existing investors or a so-called “Dutch auction,”
where the price of the investment is lowered until a bidder bids and that first bidder purchases the investment, thereby limiting a bidder’s ability to compete for price) which can restrict the availability of those opportunities for the Company. No assurance can be given that the Company will be able to identify secondary investments that satisfy the Company’s investment objective or, if the Company is successful in identifying such secondary investments, that the Company will be permitted to invest, or invest in the amounts desired, in such secondary investments.
At times, the Company may have the opportunity to acquire a portfolio of Private Vehicle interests from a seller, on an “all or nothing” basis. In some such cases, certain of the Private Vehicle interests may be less attractive than others, and certain of the Private Vehicle Managers may be more familiar to the Adviser than others or may be more experienced or highly regarded than others. In such cases, it may not be possible for the Company to carve out from such purchases those secondary investments which the Adviser considers (for commercial, tax legal or other reasons) less attractive.
In the cases where the Company acquires an interest in a Private Vehicle through a secondary investment, the
Company may acquire contingent liabilities of the seller of such interest. More specifically, where the seller has received distributions from the Private Vehicle and, subsequently, that Private Vehicle recalls one or more of these distributions, the Company (as the purchaser of the interest to which such distributions are attributable and not the seller) may be obligated to return the monies equivalent to such distribution to the Private Vehicle. While the

Company may, in turn, make a claim against the seller for any such monies so paid, there can be no assurances that the Company would prevail on such claim.
Legal, tax and regulatory changes could occur that may adversely affect or impact the Company at any time.
The legal, tax and regulatory environment for private equity funds is evolving, and changes in the regulation and market perception of such funds, including changes to existing laws and regulations and increased criticism of the private equity and alternative asset industry by regulators and politicians and market commentators, may materially adversely affect the ability of Private Vehicles to pursue their investment strategies. In recent years, market disruptions and the dramatic increase in capital allocated to alternative investment strategies have led to increased governmental, regulatory and self-regulatory scrutiny of the private equity and alternative investment fund industry in general, and certain legislation proposing greater regulation of the private equity and alternative investment fund industry periodically is being and may in the future be considered or acted upon by governmental or self-regulatory bodies of both U.S. and non-U.S. jurisdictions. It is impossible to predict what, if any, changes might be made in the future to the regulations affecting: private equity funds generally; the Private Vehicles; the Private Vehicle
Managers; the markets in which they operate and invest; and/or the counterparties with which they do business. It is also impossible to predict what the effect of any such legislative or regulatory changes might be. Any regulatory changes that adversely affect a Private Vehicle’s ability to implement its investment strategies could have a material adverse impact on the Private Vehicle’s performance, and thus on the Company’s performance.
Adviser Risk
The Company does not and will not have any internal management capacity or employees and depends on the experience, diligence, skill and network of business contacts of the investment professionals the Adviser currently employs, or may subsequently retain, to identify, evaluate, negotiate, structure, close, monitor and manage the
Company’s investments. The Adviser will evaluate, negotiate, structure, close and monitor the Company’s investments in accordance with the terms of the Investment Advisory Agreement. The Company’s future success will depend to a significant extent on the continued service and coordination of the Adviser’s senior investment professionals. The departure of any of the Adviser’s key personnel, including the portfolio managers, or of a significant number of the investment professionals of the Adviser, could have a material adverse effect on the
Company’s business, financial condition or results of operations. In addition, the Company cannot assure investors that the Adviser will remain the Company’s investment adviser. The Company may not be able to find a suitable replacement adviser, resulting in a disruption in its operations that could adversely affect its financial condition, business and results of operations.
Concentration Risk
The Company does not have fixed guidelines for diversification by industry or type of security, and investments may be concentrated in only a few industries or types of securities. The Company may, for example, invest significantly in aerospace and defense,  artificial intelligence (“AI”), computer software, consumer products, consumer technology, enterprise software, Fintech, technology, and robotics-related companies. While these sectors in which the Company may invest can offer high growth potential, they also come with heightened risk. Companies in these sectors are often highly dependent on innovation, research and development, and consumer adoption, and can be significantly impacted by legislative and regulatory changes, adverse market conditions and competition, all of which can lead to significant price volatility. The Company’s concentrated exposure to these sectors could result in greater losses during periods of market volatility or sector-specific downturns. By focusing on a group of industries, the Company carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. The Company’s concentration of risk in these sectors may increase the losses suffered by the Company or reduce its ability to dispose of depreciating assets. If the Company concentrates in a group of industries, there is also the risk that the Company will perform poorly during a slump in demand for securities of companies in such industries. Concentration could expose the Company to losses disproportionate to those incurred by the market in general if the areas in which the Company’s investments are concentrated are disproportionately adversely affected by price movements in those financial instruments or assets.
The Company is subject to the risks associated with the sectors in which it may invest, and the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting these sectors. The risks associated with the sectors in which the
Company may invest are further described below.
Technology Sector Risk
The market prices of technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources, or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies are also heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely impact a company’s profitability. A small number of companies represent a large portion of the technology industry.
In addition, a rising interest rate environment tends to negatively affect technology companies. Those technology companies seeking to finance expansion would have increased borrowing costs, which may negatively impact earnings. Technology companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices.
Many technology companies depend on third-party platforms and products, and policy changes or technical issues in such systems could impair monetization. Reliance on third-party cloud and data-center providers can also increase exposure to outages, capacity shortfalls and cost increases. Any disruption or damage to, or failure of the third-party platform, products, systems or providers relied upon by technology companies could result in service interruptions and harm the companies’ businesses. As technology companies increase their reliance on these third parties, particularly with respect to third-party cloud computing platforms, their exposure to damage from service interruptions or other performance or quality issues may increase. Service interruptions or other performance or quality issues may cause technology companies to issue credits or pay penalties, cause customers to make warranty or other claims against the companies or to terminate their subscriptions, and adversely affect technology companies’ attrition rates and their ability to attract new customers, all of which would reduce technology companies’ revenue. Technology companies’ business and reputation would also be harmed if their customers and potential customers believe the companies’ services are unreliable.
In addition, hardware and device makers are exposed to a limited number of contract manufacturers with geopolitically sensitive supply chains, which amplifies disruptions from trade restrictions, natural disasters or public-health events. Where global trade controls apply, export restrictions can abruptly curtail market access, depress demand or force costly re-engineering. Many technology company suppliers and contract manufacturers are in locations that are prone to earthquakes and other natural disasters. Global climate change is resulting in certain types of natural disasters and extreme weather occurring more frequently or with more intense effects. In addition, many suppliers’ operations and facilities are subject to the risk of interruption by fire, power shortages, nuclear power plant accidents and other industrial accidents, terrorist attacks and other hostile acts, ransomware and other cybersecurity attacks, labor disputes, public health issues and other events beyond the suppliers’ control. Global supply chains can be highly concentrated and geopolitical tensions or conflict could result in significant disruptions.
Such events can make it difficult or impossible for the contract manufacturers to manufacture and deliver products to its customers, create delays and inefficiencies in the supply and manufacturing chain, result in slowdowns and outages to the technology companies’ service offerings, increase costs, and negatively impact consumer spending and demand in affected areas.
Technology company operations are also subject to the risks of industrial accidents at its suppliers and contract manufacturers. While many suppliers are required to maintain safe working environments and operations, an industrial accident could occur and could result in serious injuries or loss of life, disruption to the technology companies’ business, and harm to the technology companies’ reputation. Major public health issues, including pandemics, have adversely affected, and could in the future materially adversely affect, technology companies due to their impact on the global economy and demand for consumer products. The imposition of protective public safety measures, such as stringent employee travel restrictions and limitations on freight services and the movement of products between regions, can disrupt technology companies’ operations, supply chain and sales and distribution channels, resulting in interruptions to the supply of current products and offering of existing services, and delays in production ramps of new products and development of new services.
AI Industry Risk
Companies involved in AI-related businesses may have limited product lines, markets, financial resources or personnel. These companies face intense competition and potentially rapid product obsolescence, and many depend significantly on retaining and growing the consumer base of their respective products and services. Many of these companies are also reliant on the end-user demand of products and services in various industries that may in part utilize AI and/or data services. Further, many companies involved in AI-related businesses may be substantially exposed to the market and business risks of other industries or sectors, and the Company may be adversely affected by negative developments impacting those companies, industries or sectors. In addition, these companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance that companies involved in the AI industry will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. AI companies also face risks specific to training data and model development, including allegations that third-party models or datasets used to develop or enhance products lacked proper licenses or consents, challenges obtaining or maintaining access to high-quality models, datasets, or specialized hardware, and higher operating costs driven by compute-intensive training and inference.
Moreover, due to challenges in detecting patent infringement pertaining to generative AI technologies, it may be more difficult to protect generative AI and related innovations with patents. Further, the laws of some foreign countries do not provide the same level of intellectual property protection as U.S. laws and courts and could fail to adequately protect AI companies’ intellectual property rights. If unauthorized disclosure of source code occurs through security breach, cyber-attack or otherwise, AI companies could lose future trade secret protection for that source code. Such loss could make it easier for third parties to compete with AI products by copying functionality, which could cause AI companies to lose customers and could adversely affect their revenue and operating margins.
If AI companies cannot protect their intellectual property against unauthorized copying, use, or other misappropriation, their businesses could be harmed.
AI companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of these companies to operate on an ongoing basis. Compliance with evolving regulatory obligations specific to AI, such as the EU AI Act, California’s Transparency in Frontier Artificial Intelligence Act, and emerging United States federal and state oversight of model transparency, safety and privacy, may require significant changes to products, practices and business models, which may adversely affect AI companies subject to such regulations. For example, the EU AI
Act came into force on August 1, 2024, and will generally become fully applicable after a two-year transitional period (although certain obligations will take effect at an earlier or later time). The EU AI Act introduces various requirements for AI systems and models placed on the market or put into service in the EU, including specific transparency and other requirements for general purpose AI systems and the models on which those systems are based. In the U.S., there is increasing uncertainty as to the federal government’s approach to AI regulation going forward, as the continued applicability of the White House’s 2023 Executive Order on the Safe, Secure, and
Trustworthy Development and Use of AI, which lays out a framework for the U.S. government, among other things, to monitor private sector development of certain foundation models, remains subject to regulatory development.
Several states are considering enacting or have already enacted regulations concerning the use of AI technologies, including those focused on consumer protection, and depending on the scope of AI regulation at the federal level, some states may move to regulate AI model development and deployment. Further, at the federal and state level, there have been various proposals (and in some cases laws enacted) addressing “deepfakes” and other AI-generated synthetic media.
Many AI companies also depend on third-party cloud infrastructures operated by a small number of service providers to host and deliver their offerings; interruptions, price increases or preferential treatment of competitors by those service providers, or any cyberattacks on those providers, could materially and adversely affect the operations of such AI companies. Supply-chain attacks have increased in frequency and severity, and there can be no guarantee that third parties and infrastructure in the AI companies’ supply chain or third-party partners’ supply chains have not been compromised or that they do not contain exploitable defects or bugs that could result in a breach of or disruption to AI companies’ information technology systems (including AI companies’ products) or the third-party information technology systems that support AI companies and their services. Other issues arising from the development and use of AI, such as bias, safety defects or inaccurate outputs, may result in brand, reputational, or competitive harm, regulatory action or legal liability. For example, AI algorithms or training methodologies may be flawed. Datasets may be overbroad, insufficient, or contain biased or inaccurate information. Content generated by
AI systems may be offensive, illegal, inaccurate, or otherwise harmful. Ineffective or inadequate AI development or deployment practices by AI companies could result in incidents that impair the acceptance of AI solutions, cause harm to individuals, customers, or society, or result in their products and services not working as intended. Human review of certain inputs and outputs may be required, including for agentic AI systems that can take actions autonomously. These risks may stem from issues related to intellectual property, data privacy, and other claims associated with AI training and outputs.
AI companies typically engage in significant research and development spending, and there is no guarantee that the products or services produced by these companies will be successful. AI companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. AI could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology.
Aerospace and Defense Industry Risk
The aerospace and defense industry may be significantly affected by government aerospace and defense regulations, spending policies, and geopolitical stability because companies involved in this industry rely to a significant extent on U.S. (and other) government demand for their products and services. The financial condition of and investor interest in aerospace and defense companies will be negatively influenced by governmental defense spending policies that, outside the occurrence of certain events, such as terrorist attacks, war, and other geopolitical events, are typically under pressure from efforts to control the U.S. (and other) government budgets. The sector also depends on a globally dispersed supply chain, where supplier distress, quality issues and retrofit campaigns can disrupt deliveries and raise costs. Emerging laws and increasing regulatory requirements aimed at global supply chains may impact aerospace and defense companies’ ability to access certain materials and components, and otherwise adversely affect their business, and they may not only be held responsible for their compliance, but for that of their suppliers. In recent years, global supply chain disruptions have impacted, and may continue to impact in the future, aerospace and defense companies’ ability to procure raw materials, microelectronics, and certain commodities. Such disruptions may be driven by supply chain market constraints and macroeconomic conditions, including inflation and labor market shortages. Current geopolitical conditions, including conflicts and other causes of strained intercountry relations, as well as sanctions and other trade restrictive activities, may in the future contribute to these issues. Supply costs can be increased due to the above factors.
The industry’s reliance on the successful development and implementation of new defense and aerospace technologies may result in limited product lines, markets, financial resources, customers, or personnel, all of which may have an adverse effect on profit margins. Products and technologies may face obsolescence due to rapid technological developments and frequent new product introduction and, as such, companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs.
Fintech Sector Risk
Fintech companies may face competition from larger and more established firms, and a Fintech company may not currently or in the future derive any revenue from disruptive technologies. In addition, Fintech companies may not be able to capitalize on their disruptive technologies if they face political and/or legal attacks from competitors, industry groups or local and national governments. Additionally, many Fintech companies operate under complex financial regulatory regimes, which can force product changes, add cost and result in fines. Regulators and legislators globally have been establishing, evolving, and increasing their regulatory authority, oversight, and enforcement in a manner that impacts Fintech companies. As Fintech companies introduce new products and services and expand into new markets, including through acquisitions, they are expected to become subject to additional regulations, restrictions, and requirements. Any failure or perceived failure to comply with existing or new laws, regulations, or orders of any government authority (including changes to or expansion of their interpretation) may subject Fintech companies to significant fines, penalties, monetary damages, injunctive relief, criminal and civil lawsuits, forfeiture of significant assets, and enforcement actions in one or more jurisdictions;
result in additional compliance requirements; increase regulatory scrutiny of their business; divert management’s time and attention from the business; restrict companies’ operations; lead to increased friction for customers; force companies to make changes to their business practices, products, or operations; require companies to engage in remediation activities; or delay planned transactions, product launches, or improvements. Any of the foregoing could, individually or in the aggregate, harm Fintech companies’ reputation, damage their brands and business, and adversely affect their results of operations and financial condition.
Financial services companies are subject to extensive governmental regulation and intervention, which may adversely affect their profitability, the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and their size, among other things. Financial services companies also may be significantly affected by, among other things, interest rates, economic conditions, volatility in financial markets, credit rating downgrades, adverse public perception, exposure concentration and counterparty risk. Changes in interest rates (or the expectation of such changes) can be difficult to forecast and may adversely affect Fintech companies. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and Fintech companies. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates.
Fintech companies can be subject to operational and information security risks resulting from cybersecurity incidents. A cybersecurity incident refers to both intentional and unintentional events that may cause Fintech companies or their respective service providers to lose or compromise confidential information, suffer data corruption or lose operational capacity. Cybersecurity incidents include stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and various other operational disruptions. There is no guarantee that Fintech companies and/or their respective service providers will be successful in protecting against cybersecurity incidents. The failure to protect against cybersecurity incidents could cause significant interruptions in Fintech companies’ operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to customers. Such a failure or unauthorized disclosure of data could harm the Fintech companies’ reputation, subject them to legal claims, increased costs, financial losses, data privacy breaches, regulatory intervention and otherwise affect their business and financial performance. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. In addition, Fintech companies may incur substantial costs related to forensic analysis of the origin and scope of a cybersecurity breach, increased and upgraded cybersecurity, identity theft, unauthorized use of proprietary information, adverse investor reaction or litigation.
Computer Software Industry Risk
Computer software companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer software companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of computer software companies depends in substantial part on the timely and successful introduction of new products and the ability to service such products.
An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results.
Consumer Goods Industry Risk
Companies in the consumer goods industry include companies involved in the design, production or distribution of goods for consumers, including food, household, home, personal and office products, clothing and textiles. The success of the consumer goods industry is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition, consumer confidence and consumer disposable income. The consumer goods industry may be affected by trends, marketing campaigns and other factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain companies in the consumer goods industry. Moreover, international events may affect food and beverage companies that derive a substantial portion of their net income from foreign countries. In addition, tobacco companies may be adversely affected by new laws, regulations and litigation. Many consumer goods may be marketed globally, and consumer goods companies may be affected by the demand and market conditions in other countries and regions.
Companies in the consumer goods industry may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer preferences may affect the success of consumer products.
Consumer Technology Industry Risk
Consumer technology companies produce a wide range of products and services for general consumers, such as smartphones, computers, home electronics, and software. The operations and performance of consumer technology companies depend significantly on global and regional economic conditions. Adverse economic conditions can materially adversely affect a consumer technology company’s business. The global supply chain for consumer technology companies is large and complex, and many supplier facilities, including manufacturing and assembly sites, are located outside the United States. Adverse macroeconomic conditions, including slow growth or recession, high unemployment, inflation, tighter credit, higher interest rates, changes in fiscal and monetary policy, financial markets volatility and currency fluctuations, can adversely impact consumer confidence and spending and materially adversely affect demand for consumer technology companies’ products and services. Geopolitical tensions, military conflicts, political unrest, terrorism, trade and other international disputes, changes in trade laws or regulations, tariffs and customs controls, natural disasters, public health issues, industrial accidents, industry consolidation, component constraints or shortages, shipping or transportation interruptions or slowdowns, business interruptions and other factors can have an adverse impact on consumer technology companies’ business and supply chains.
The market for consumer technology products and services is highly competitive and subject to rapid technological change. Consumer technology companies may hold patents, trademarks and copyrights, and many competitors may seek to compete primarily by imitating the products and infringing on intellectual property. If a consumer technology company is unable to continue to develop and sell innovative new products with attractive margins, or if competitors infringe on its intellectual property, that company’s ability to maintain a competitive advantage could be materially adversely affected.
Consumer technology companies may be required to use, store and share confidential information, including personal information with respect to their customers. Data security measures cannot provide absolute security, and losses or unauthorized access to or releases of confidential information can occur and could materially adversely affect a company’s business and reputation.
Consumer technology companies are subject to complex and changing laws and regulations relating to, among other areas, antitrust; privacy, data security and data localization; consumer protection; advertising; product liability;
and intellectual property ownership and infringement. Compliance with these laws and regulations is onerous and expensive. New and changing laws and regulations can adversely affect a consumer technology company’s business by increasing the costs of compliance, limiting the company’s ability to offer a product, service or feature to customers, imposing changes to the design of the company’s products and services, or impacting customer demand for the company’s products and services. If any consumer technology company is found to have violated laws and regulations, it could materially adversely affect the company’s business and reputation.
Enterprise Software Industry Risk
Enterprise software companies develop and provide specialized software solutions for enterprises, rather than individual consumers, to streamline business operations and improve productivity. The industry in which enterprise software companies operate is characterized by rapid technological advances, intense competition, changing delivery models, evolving standards in communications infrastructure, increasingly sophisticated customer needs and frequent new product introductions and enhancements. If enterprise software companies are unable to develop new or sufficiently differentiated products and services, enhance and improve their product offerings and support services in a timely manner or position and price their products and services to meet demand, customers may not purchase, subscribe to or renew their license, hardware support or cloud offerings. Enterprise software companies rely on copyright, trademark, patent and trade secret laws, confidentiality procedures, controls and contractual commitments to protect their intellectual property. Despite such efforts, these protections may be limited, and unauthorized third parties may try to copy or reverse engineer their products or otherwise infringe on their intellectual property. If enterprise software companies cannot protect their intellectual property against unauthorized copying or use, or other misappropriation, they may not remain competitive.
Enterprise software companies depend on suppliers to develop, manufacture and deliver on a timely basis the necessary technologies to their customers. Enterprise software companies’ supply chain operations can be affected by geopolitical tensions, military conflicts, political unrest, terrorism, trade and other international disputes, changes in trade laws or regulations, tariffs and customs controls, natural disasters, public health issues, industrial accidents, industry consolidation, component constraints or shortages, shipping or transportation interruptions or slowdowns, business interruptions and other factors affecting the countries or regions where the vendors or products are located or where the products are being shipped. If disruption caused by one or more of the risks described above occurs, enterprise software companies’ business and related operating results could be materially and adversely affected.
Many enterprise software companies rely on computer hardware purchased or leased from, software licensed from, and cloud computing platforms provided by third parties in order to offer their services. Any disruption or damage to, or failure of their third-party platform providers, could result in interruptions in their services and harm their business.
Because enterprise software companies’ services are complex and incorporate a variety of hardware, proprietary software, third-party and open-source software, their services may have errors or defects that could result in unanticipated downtime for their subscribers and harm to their reputation and business.
Many enterprise software companies have been and are targets for computer hackers, cyberattacks and other perpetrators or threat actors because these companies store and process large amounts of data, including sensitive data. Enterprise software companies and their third-party vendors are regularly subject to attempts by third parties to identify and exploit product and service vulnerabilities, penetrate or bypass their security measures, and gain unauthorized access to their or their customers’, partners’ and suppliers’ software, hardware and cloud offerings, networks and systems. Such malicious attacks can lead, and have led, to the compromise of confidential information and harm to enterprise software companies’ reputation and business.
Robotics Risk
Risks associated with companies in the robotics industry include many of the same risks as companies in the technology sector (see “Technology Sector Risk”). Securities of robotics companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.
Companies focused on humanoid robotics face challenges specific to the complex and unproven nature of the technology. Such operations often require a significant allocation of capital to design, test, and scale viable robotic solutions, and may not produce meaningful revenue during the life of the Company. Even if technical progress is made, broader adoption of humanoid robotics could take longer than expected due to limited demand, workflow integration issues, or operational barriers. There is also the possibility that key technological breakthroughs may not occur during the life of the Company, or that competing solutions will emerge that render current approaches obsolete before they reach meaningful scale.

Companies involved in AI-driven humanoid robotics may face regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. There is also the risk of trade disputes between countries that develop these technologies and countries in which customers of these technologies are based.
Lack of resolution or potential imposition of, or an increase in existing trade tariffs, may adversely affect such companies’ ability to produce or integrate AI-driven hardware and/or software, as applicable. Any adverse event affecting a particular country, region or industry to which a number of these companies are significantly exposed may have a negative impact on their performance, and ultimately on your Shares.
Digital Assets Risk
Digital assets are assets designed to act as a medium of exchange, though some arguably have not achieved that purpose, and digital assets represent an emerging asset class. There are thousands of digital assets, with Bitcoin being one of the most well-known. Digital assets generally operate without a central authority (such as a bank) and are not backed by any government. Digital assets are not legal tender. Federal, state and/or foreign governments may restrict the use and exchange of digital assets, and regulation in the United States is still developing. The market price of digital assets has been subject to extreme fluctuations. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supranational or quasi-national organization), digital assets are susceptible to theft, loss, and destruction. Digital asset trading platforms and other trading venues on which digital assets trade are relatively new and, in most cases, largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other fiat currencies. Digital asset trading platforms may stop operating or permanently shut down due to fraud, technical glitches, hackers, or malware, which may also affect volatility.
General Risks of Investing in the Company
BDC Qualifying Assets
As a BDC, the 1940 Act prohibits the Company from acquiring any assets other than certain qualifying assets unless, at the time of and after giving effect to such acquisition, at least 70% of the Company’s total assets are qualifying assets. Therefore, the Company may be precluded from investing in what the Adviser believes are attractive investments if such investments are not qualifying assets. Similarly, these rules could prevent the
Company from making additional investments in existing portfolio companies, which could result in the dilution of the Company’s position or could require the Company to dispose of investments at an inopportune time to comply with the 1940 Act. If the Company is forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments. If the
Company does not remain a BDC, it may be regulated as a closed-end investment company under the 1940 Act, which could subject it to substantially more regulatory restrictions and decrease its operational flexibility. See
“Business Development Company Regulations” for additional information.
Emerging Growth Company Risk
The Company is an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of
2012 (the “JOBS Act”). As a result, the Company intends to take advantage of certain exemptions for emerging growth companies allowing it to temporarily forgo the auditor attestation requirements of Section 404(b) of the
Sarbanes-Oxley Act. The Company cannot predict if investors will find its Shares less attractive because it relies on this exemption. If some investors find the Shares less attractive as a result, there may be a less active trading market for the Shares and its share price may be more volatile. The Company will remain an emerging growth company until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of the
Company’s initial public offering, (ii) in which the Company has total annual gross revenue of at least $1.235 billion, or (iii) in which the Company is deemed to be a large accelerated filer, which means the market value of the
Company’s common shares of beneficial interest that is held by non-affiliates exceeds $700 million as of the end of the Company’s prior second fiscal quarter, and (b) the date on which the Company has issued more than $1 billion in non-convertible debt during the prior three-year period.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. The Company will take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate the Company since the Company’s financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence.
Because of the exemptions from various reporting requirements provided to the Company as an “emerging growth company” and because the Company will have an extended transition period for complying with new or revised financial accounting standards, the Company may be less attractive to investors and it may be difficult for the Company to raise additional capital as and when it needs it. Investors may be unable to compare the Company’s business with other companies in the same industry if they believe that the Company’s financial accounting is not as transparent as other companies in the same industry. If the Company is unable to raise additional capital as and when it needs it, the Company’s financial condition and results of operations may be materially and adversely affected.
Incentive Fee on Capital Gains
The Incentive Fee on Capital Gains may create an incentive for the Adviser to make investments on the
Company’s behalf that are risky or more speculative than would be the case in the absence of such a compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns.
As a result of the operation of the cumulative method of calculating the Incentive Fee on Capital Gains that the
Company pays to the Adviser, the cumulative aggregate Incentive Fee on Capital Gains received by the Adviser could be effectively greater than 20%, depending on the timing and extent of subsequent net realized capital losses or net unrealized depreciation. The Company cannot predict whether, or to what extent, this anticipated payment calculation would affect your investment in the Company.
Trading at a Discount/Premium.
Shares of BDCs such as the Company frequently trade at a discount to their NAV per share. There can be no assurance that the Shares will trade at a price equal to or higher than the NAV. Also, the NAV will be reduced immediately following this offering by the Company’s offering costs.
The possibility that the Shares may trade at a discount to NAV is separate and distinct from the risk that the
NAV may not accurately reflect the true value of the Company’s investments and the risk that the NAV may decline.
In addition to NAV, the market price of the Shares may be affected by such factors as distributions that the
Company may make to the Shareholders or significant trading in one or more of the Company’s portfolio securities immediately prior to their initial public offering, at times causing the market price to rise and, at times the completion of certain initial public offerings of shares that the Company owns causing the market price to decrease;
in each case, such events are, in turn, further affected by expenses, the stability of the Company’s distributions, liquidity and market supply and demand. Any issuance of additional Shares may have an adverse effect on prices in the secondary market for the Shares by increasing the number of Shares available, which may create downward pressure on the market price for the Shares. The Company cannot predict whether the Shares will trade above, at, or below their NAV.
Other Risks Relating to Share Price
If the Company, Robinhood or the Employee Fund sells additional Shares after this offering or is perceived by the public as intending to sell additional Shares, including pursuant to the expiration of the respective lock-up periods, the market price of the Shares could decline.

The Company has entered into a lock-up agreement with the Underwriters, pursuant to which it has agreed, subject to certain exceptions, for a period of 180 days from the date of this Prospectus, not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any Shares, or enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Shares, without the prior written consent of Goldman Sachs & Co.
LLC.
Robinhood and the Employee Fund have entered into lock-up agreements with the Underwriters, pursuant to which they have agreed, subject to certain exceptions, not to offer, sell, contract to sell, pledge, grant any option, right or warrant to purchase, purchase any option or contract to sell, lend or otherwise transfer or dispose of or hedge any Shares for 30 days from the date of this Prospectus, except with the prior written consent of Goldman Sachs &
Co. LLC. Notwithstanding the foregoing, if the reported closing price of the Shares on the New York Stock
Exchange is at least 20% greater than the initial public offering price per share set forth on the cover page of this
Prospectus on or after the 15th day (or, if such 15th day is not a trading day, then the first trading day after such 15th day), the lock-up period shall automatically expire beginning at the opening of trading on the first trading day thereafter with respect to all Shares held by Robinhood and the Employee Fund.
As a result, all of the outstanding Shares of the Company that are not sold in the offering will be subject to a lock-up agreement during the lock-up period.
Upon the expiration of the lock-up agreements at the end of the Robinhood Lock-Up Period as described above, all of the Shares that are subject to the lock-up agreements will be eligible for resale in the public market, subject to volume, manner of sale and other limitations applicable under Rule 144 of the Securities Act. In connection with seed capital investments by Robinhood, the Company entered into a registration rights agreement (the “RRA”) with
Robinhood. Pursuant to the RRA, the Company agreed to file a resale registration statement to register the
“Registrable Securities” covered by the RRA. See “Description of Shares—Registration Rights” for additional information. Registration of the Shares would result in Shares becoming freely tradable without compliance with
Rule 144, upon effectiveness of the registration statement.
Exchange Listing
An active, liquid and orderly market for the Shares may not develop or be sustained. Investors may be unable to sell their shares at or above the price initially paid for those shares.
Competition for Investment Opportunities
The Company operates in a highly competitive market for investment opportunities. A number of entities, including venture capital firms and funds, public and private investment funds (including hedge funds), BDCs, commercial and investment banks, commercial financing companies, and internal venture capital arms of various companies will compete with the Company to make the types of investments that the Company plans to make.
Robinhood and its affiliates also may compete with the Company for certain types of investments, including acquisitions of companies in which the Company might otherwise have considered for investment. Many of the
Company’s competitors are substantially larger than the Company and have considerably greater financial, technical and marketing resources than the Company does. The Company may be at a competitive disadvantage with the
Company’s competitors in a particular sector or investment, as some of them have greater capital, a greater willingness to take on risk, more personnel or greater sector or investment strategy specific expertise. The Company may be unable to find a sufficient number of attractive opportunities to meet its investment objective and there is no assurance as to the timing of investments. The Adviser expects the Company to benefit from its relationships;
however, there can be no assurance that the Adviser will be able to maintain or draw upon such relationships, which could have an adverse effect on the Company’s ability to find suitable investments and otherwise achieve its investment objective.
Non-U.S. Investments Risk
The Company may make non-U.S. investments, which are subject to additional risks.

The Company, either directly or indirectly, may invest in companies that are organized or headquartered or have substantial sales or operations outside of the United States, its territories, and possessions. Such investments may be subject to certain additional risks due to, among other things, potentially unsettled points of applicable governing law, the risks associated with fluctuating currency exchange rates, capital repatriation regulations (as such regulations may be given effect during the term of the Company or client portfolio), the application of complex U.S.
and non-U.S. tax rules to cross-border investments, possible imposition of non-U.S. taxes on investors with respect to the income, and possible non-U.S. tax return filing requirements. The foregoing factors may increase transaction costs and adversely affect the value of the Company’s portfolio investments.
Additional risks of non-U.S. investments include but are not limited to: (a) economic dislocations in the host country; (b) less publicly available information; (c) less well-developed regulatory institutions; (d) greater difficulty of enforcing legal rights in a non-U.S. jurisdiction, (e) economic, social and political risks, including potential exchange control regulations and restrictions on foreign investment (e.g., national security reviews by U.S. foreign investment review authorities can extend timelines, increase costs, and even prevent closings) and repatriation of capital, the risks of political, economic or social instability and the possibility of expropriation or confiscatory taxation, and (f) the possible imposition of foreign taxes on income and gains recognized with respect to such securities. Moreover, non-U.S. portfolio investments and companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those that apply to
U.S. portfolio investments and companies. In addition, laws and regulations of foreign countries may impose restrictions that would not exist in the United States and may require financing and structuring alternatives that differ significantly from those customarily used in the United States. No assurance can be given that a change in political or economic climate, or particular legal or regulatory risks, including changes in regulations regarding foreign ownership of assets or repatriation of funds or changes in taxation might not adversely affect an investment by the Company.
The Company may be subject to risks related to changes in foreign currency exchange rates.
Because the Company may have exposure to securities denominated or quoted in currencies other than the U.S.
dollar, changes in foreign currency exchange rates may affect the value of securities held by the Company and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Company’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, elect for the Company to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.
Initial Public Offering Proceeds
The Company anticipates that, depending on market conditions, it may take the Company a substantial period of time to invest substantially all of the net proceeds of this initial public offering, or any follow-on offering, in securities meeting its investment objective. Delays in investing the net proceeds raised in this initial public offering or any follow-on offering of Shares by the Company may cause the Company’s performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. The Company cannot assure you that it will be able to identify any investments that meet the Company’s investment objective or that any investment that the Company makes will produce a positive return. The Company may be unable to invest the net proceeds of this initial public offering or any follow-on offering on acceptable terms within the time period that it anticipates or at all, which could harm the Company’s financial condition and operating results. In addition, until such time as the net proceeds of this initial public offering or any follow-on offering are invested in securities meeting the Company’s investment objective, the market price for the Shares may decline. Thus, the return on your investment may be lower than when, if ever, the Company’s portfolio is fully invested in securities meeting its investment objective.

Limited Operating History
The Company is a newly organized, diversified, closed-end management investment company with limited operating history that has elected to be regulated as a BDC under the 1940 Act. While members of the Adviser who will be active in managing the Company’s investments have experience in private market investments, the Company was recently formed, has limited operating history and has made limited investments using the proceeds of a seed capital investment by Robinhood. Further, the Adviser and its management have no experience managing BDCs.
Future Growth
The Company will need additional capital to grow and to fund growth in its investments, and the Company may issue additional equity securities in order to obtain this additional capital. The inability to obtain new capital or a reduction in the availability of new capital could limit the Company’s ability to grow or pursue business opportunities, which may have an adverse effect on the value of the Shares. In addition, regulations governing the
Company’s operations as a BDC affect its ability to raise additional capital and the way in which it does so. The raising of debt capital may expose the Company to risk, including the typical risks associated with leverage.
Follow-On Investments
The Company may be offered the opportunity to participate in a subsequent funding round of an existing portfolio investment of the Company. There can be no assurance that the Company will make follow-on investments, or that the Company will have sufficient cash to make all or any of such investments. Any decision by the Company not to make follow-on investments or its inability to make such investments may have a substantial negative impact on a portfolio company in need of such an investment (including an event of default under applicable debt documents in the event an equity cure cannot be made), result in a lost opportunity for the Company to increase its participation in a successful operation or the dilution of the Company’s ownership in a portfolio company.
Valuation
The vast majority of the Company’s portfolio investments are expected to be in the form of securities that are not publicly traded, and that will accordingly be recorded at fair value as determined in good faith pursuant to the
Company’s valuation policies under the oversight of the Board. The Board has designated the Adviser as its
Valuation Designee. Because the Company’s assets will largely be fair valued, there will be uncertainty as to the value of its portfolio investments. The fair value of securities and other investments that are not publicly traded may not be readily determinable.
The Company will value its securities at fair value according to its written valuation procedures and as determined in good faith by the Adviser under the oversight of the Board. The Adviser may use the services of nationally recognized independent valuation firm(s) to aid it in determining the fair value of the Company’s securities. The methods for valuing these securities may include: observable, company-specific hard events, including priced financings, tender/secondary transactions with determinable pricing, signed merger and acquisition agreements, initial public offerings/direct listings, liquidation events, or other objectively verifiable transactions with clear pricing implications; significant events and other issuer-specific information that may reasonably indicate a material change in value; company actions and communications that may inform value, such as board-approved recapitalizations, stock splits, or issuer-published tender prices, evaluated in light of the full information set available to the Adviser; credible third-party indications (e.g., large and recent secondary prints or other market participant data) where sufficiently reliable and relevant to the Company’s security and the issuer’s circumstances;
model-based approaches and/or third-party valuation support, together with company performance indicators, comparable company data, and other reasonably reliable information when transactions are unavailable, not readily comparable to the Company’s security, or are deemed stale, or where significant events indicate transaction inputs may no longer be representative.
In determining fair value, the Company considers the specific contractual terms of the SAFE, including valuation caps, discounts (where applicable), and other economic features, and evaluates the implied value of the resulting equity interest across a range of scenarios. Where applicable, the Company may reference observable transaction data (including priced financing rounds or other transactions, or “Hard Events”) and may derive an implied as-converted value, adjusted as appropriate for the terms of the SAFE and other relevant considerations.
A SAFE investment’s value may not change for an extended period of time, for example, until a conversion is triggered. Upon conversion, the Company’s investment in the company that issued the SAFE may change significantly, impacting the Company’s NAV per share and potentially the trading price for the Shares. Because
SAFEs are valued based on estimates of future contingent events, their reported fair value may differ materially from realized outcomes.
The value of the Company’s investments in Private Vehicles generally will be based on values provided by the applicable Private Vehicle Managers and, when such information is not available or, in the view of the Adviser, does not reflect fair value, the Adviser will fair value the investments in Private Vehicles with the assistance of any independent valuation firm(s).
The value at which the Company’s investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Company. In addition, the timing of liquidations may also affect the values obtained on liquidation. The Company will invest a significant amount of its assets in private market investments for which no public market exists. There can be no guarantee that the Company’s investments could ultimately be realized at the
Company’s valuation of such investments.
The Company’s NAV is a critical component in several operational matters including computation of the Base
Management Fee. Consequently, variance in the valuation of the Company’s investments will impact, positively or negatively, the fees and expenses the Company will pay. For more information regarding the Company’s calculation of its NAV, see “Net Asset Valuation.”
Liquidity
Substantially all of the Company’s investments will be illiquid. The Company invests primarily in private companies, both directly and indirectly. Substantially all of these securities will be subject to legal and other restrictions on resale/transfer or will otherwise be less liquid than publicly traded securities. There is no assurance that the private companies in which the Company invests will ever have a liquidity event and, even if a private company does have a liquidity event, such as an initial public offering or a merger or acquisition transaction, such a liquidity event may be at a lower valuation than the valuation at which the Company invested. The illiquidity of the
Company’s investments will generally make it more difficult for the Company to sell such investments if the need arises. In addition, if the Company is required to liquidate all or a portion of its investments quickly, the Company may realize significantly less than the value at which it has previously recorded those investments. To the extent the
Company or the Adviser receives material non-public information regarding an investment, the Company could face other restrictions on its ability to liquidate that investment.
Leverage
On May 21, 2026, our Board and sole shareholder approved the adoption of an asset coverage requirement, as described in Section 61(a)(2) of the 1940 Act, of 150%. Such election became effective on May 21, 2026.
The Company may borrow money, which may magnify the potential for gain or loss and may increase the risk of investing in the Company. The use of leverage is speculative and involves certain risks. Although leverage will increase the Company’s investment return if the Company’s interest in an asset purchased with borrowed funds earns a greater return than the interest expense the Company pays for the use of those funds, the use of leverage will decrease the return of the Company if the Company fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Company, especially in times of a “credit crunch” or during general market turmoil. The Company may be required to pledge its assets as collateral for its borrowings and to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit;
either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Company may terminate or refuse to renew any credit facility into which the Company has entered. If the

Company is unable to access additional credit, it may be forced to sell its investments at inopportune times, which may further depress the returns of the Company.
Conflicts
The Company is subject to conflicts of interest. RHV and its affiliates will be permitted to market, organize, sponsor, act as general partner or as the primary source for transactions for other pooled investment vehicles and other accounts, which may be offered on a public or private placement basis, and to engage in other investment and business activities. Some of these funds and accounts will have investment strategies that overlap with the investment strategies of the Company. Robinhood and its affiliates also may compete with the Company for certain types of investments, including acquisitions of companies in which the Company might otherwise have considered for investment. Such activities may raise conflicts of interest for which the resolution may not be determinable.
In order to address potential conflicts of interest, the Adviser has adopted an investment allocation policy that governs the allocation of investment opportunities among the investment funds and other accounts managed by the
Adviser. To the extent an investment opportunity is appropriate for either or both of the Company and/or any other investment fund or other account managed by the Adviser, and co-investment is not possible, the Adviser will adhere to its investment allocation policy in order to determine to which account to allocate the opportunity.
Although the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner over time, the Company and Shareholders can be adversely affected to the extent investment opportunities are allocated among the Company and other investment vehicles managed by the Adviser.
The investment allocation policy will also be designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities if the Company is able to co-invest, either pursuant to
SEC interpretive positions or an exemptive order, with other accounts managed by the Adviser. Generally, under the investment allocation policy, co-investments will be allocated pursuant to the conditions of an exemptive order.
Under the investment allocation policy, a portion of each opportunity that is appropriate for the Company and any affiliated fund or other account, which may vary based on asset class and liquidity, among other factors, will generally be offered to the Company and such other eligible accounts, as determined by the Adviser. If there is a sufficient amount of securities to satisfy all participants, each order will be fulfilled as placed. If there is an insufficient amount of securities to satisfy all participants, the securities will generally be allocated at the discretion of the Adviser.
The Adviser will seek to treat all clients fairly and equitably over time in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited investment supplies, the factors may not result in pro rata allocations or may result in situations where certain accounts receive allocations where others do not.
Affiliated Transactions Restrictions
Certain provisions of the 1940 Act prohibit the Company from engaging in transactions with the Adviser and its affiliates. Any funds managed by the Adviser or its affiliates that are not registered under the 1940 Act would not be prohibited from participating in those transactions. The 1940 Act also imposes significant limits on investments in certain privately placed securities in aggregated transactions with affiliates of the Company. The Adviser will not cause the Company to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms)
unless the Company has received an order granting an exemption from Sections 17 and 57 of the 1940 Act or unless such investments are not prohibited by Section 17(d) or 57(a)(4) of the 1940 Act or interpretations of Section 17(d)
or 57(a)(4) as expressed in SEC no-action letters or other available guidance. The Adviser and the Company have applied for an exemptive order from the SEC that, once received, would permit the Company to, among other things and subject to the conditions of the order, invest in certain privately placed securities in aggregated transactions alongside the Adviser and/or other funds advised by the Adviser, or potentially Robinhood and its affiliates, where the Adviser negotiates certain terms of the private placement securities to be purchased (in addition to price-related terms). The conditions contained in the exemptive order may limit or restrict the Company’s ability to participate in such negotiated investments. In addition, other conflicts may be present in a particular investment that may limit or restrict the Company’s ability to participate, notwithstanding the exemptive order. An exemptive order would not apply to all investments or to all affiliates of the Adviser. As a result, the Company may be limited or restricted from participating in certain investment opportunities, notwithstanding the exemptive order, including in investments in which affiliates of the Adviser not covered by the exemptive order participate. An inability to acquire the desired allocation to potential investments may affect the Company’s ability to achieve the desired investment returns.
The Company, together with interests held by other advisory clients of the Adviser, may be limited from owning or controlling, directly or indirectly, interests in Private Vehicles or other issuers that equal or exceed 5% of such issuer’s outstanding voting securities. In addition, the Company may seek to invest in a Private Vehicle’s non-
voting securities and, together with interests held by other advisory clients of the Adviser, may be limited in the amount it can invest. Such limitations are intended to ensure that an underlying Private Vehicle not be deemed an
“affiliated person” of the Company for purposes of the 1940 Act, which may impose limits on the Company’s dealings with the Private Vehicle and its affiliated persons. As a general matter, however, the Private Vehicles in which the Company will invest do not typically provide their shareholders with an ability to vote to appoint, remove or replace the general partner of the Private Vehicle (except under quite limited circumstances that are not presently exercisable). Notwithstanding these limitations, under certain circumstances the Company could become an affiliated person of a Private Vehicle or another issuer. In such circumstances, the Company may be restricted from transacting with the Private Vehicle or its portfolio companies absent an applicable exemption (whether by rule or otherwise).
Other Funds Advised by the Adviser
Portfolio companies of the Company may be in, or come into, competition with other companies in which affiliates of the Company have an interest via different investment funds or other means. In addition, the Company could pursue a transaction with an entity in which another fund advised by the Adviser has a pre-existing investment, or another fund advised by the Adviser could pursue a transaction with an entity in which the Company has a pre-existing investment. For example, another fund advised by the Adviser could lead or participate in a recapitalization of a portfolio company in which the Company has a pre-existing investment, or invest in a later-
stage equity issuance by a portfolio company in which the Company has a pre-existing investment. Such investments could give rise to conflicts of interest to the extent that the Adviser takes into account the interests of such other funds advised by the Adviser in its consideration of certain actions by the Company in respect of such investments. In certain circumstances, the pre-existing interests of other funds advised by the Adviser in a portfolio company could preclude the Company from taking actions it would otherwise have taken or could otherwise be detrimental to the Company, or alternatively, such other funds advised by the Adviser could benefit from actions taken on behalf of the Company. For example, if another fund advised by the Adviser makes an investment in an existing portfolio company of the Company at a valuation that is below (or in excess of) the valuation implied by the
Company’s original investment in such portfolio company, such other funds’ investment could be dilutive (or accretive) to the Company’s existing investment. Additionally, another fund advised by the Adviser that participates in a follow-on opportunity in a portfolio company of the Company will benefit from the initial evaluation, investigation and due diligence undertaken by the Company in connection with the initial investment, but the other participating fund advised by the Adviser will not be required to reimburse the Company for any expenses incurred in connection with making or holding the investment.
In addition, the timing of entry into or exit from an investment in a portfolio company may vary among the various funds advised by the Adviser for reasons such as differences in strategy, timeline, existing portfolio or liquidity needs. There can be no assurance that the terms of, or the return on, the Company’s investment will be equivalent to, or better than, the terms of, or the returns obtained by, a different fund advised by the Adviser with respect to the same portfolio company, nor can there be any assurance that such other fund advised by the Adviser will hold the same positions in such portfolio company.
Regulatory Environment
Changes in laws or regulations governing the Company’s operations may adversely affect its business. The
Company and its portfolio companies are subject to regulation at the local, state, and U.S. federal (or foreign) levels.

These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could materially and adversely affect the Company’s business.
Change in Investment Objective or Strategies
The Board may change the Company’s investment objective and strategies or modify or waive certain of the
Company’s operating policies and strategies without shareholder approval (except as required by the 1940 Act or other applicable laws). The Company cannot predict the effects that any changes to its current operating policies and strategies would have on the Company’s business, operating results and value of its Shares. Nevertheless, the effects may adversely affect the Company’s business and impact its ability to make distributions.
Active Management
The Company is subject to management risk because it is an actively managed investment portfolio. The
Company’s ability to achieve its investment objective depends upon the Adviser’s skill in determining the
Company’s allocation of its assets and in selecting the best mix of investments. There is a risk that the Adviser’s evaluation and assumptions regarding investments may be incorrect in view of actual market conditions. The
Adviser will apply investment techniques and risk analyses in making investment decisions for the Company, but there can be no guarantee that these will produce the desired results. The Company may be subject to a relatively high level of management risk because the Company invests in private market investments, which are highly specialized instruments that require investment techniques and risk analyses different from those associated with investing in public equities and bonds. The Company’s allocation of its investments across direct investments, including Private Vehicles, and other portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Company, as well as the overall risk profile of the Company’s portfolio, may vary over time.
Anti-Takeover Provisions Risk
The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Company, to change the composition of the Board or convert the Company to open-
end status. These provisions may have the effect of discouraging attempts to acquire control of the Company, which attempts could have the effect of increasing the expenses of the Company and interfering with the normal operation of the Company. Such provisions also could limit the ability of Shareholders to sell their Shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of the Company. See
“Certain Provisions in the Declaration of Trust - Anti-Takeover and Other Provisions” for additional information.
Required Distributions Risk
Although the Company focuses on achieving capital gains from its investments, in certain cases it may receive current income, such as interest or dividends, on its investments. Because in certain cases the Company may recognize such current income before or without receiving cash representing such income, it may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, in order for the Company to maintain its qualification as a RIC, it may have to sell some of its investments at times it would not consider advantageous, raise debt or equity capital or reduce new investments to meet these distribution requirements. If the
Company is not able to obtain cash from other sources, it may fail to qualify as a RIC and thus would be subject to corporate-level U.S. federal income tax. See “Material U.S. Federal Income Tax Considerations—Taxation as a
Regulated Investment Company.”
Taxation of Shareholders on Distributions in Company’s Own Stock
The Company may distribute a portion of its taxable distributions in the form of shares of its stock. In accordance with certain applicable U.S. Treasury Regulations and other related administrative pronouncements issued by the IRS, a RIC may be eligible to treat a distribution of its own stock as fulfilling its RIC distribution requirements if each Shareholder is permitted to elect to receive its entire distribution in either cash or stock of the
RIC, subject to the satisfaction of certain guidelines. If too many Shareholders elect to receive cash, each

Shareholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the distribution paid in stock generally will be equal to the amount of cash that could have been received instead of stock. Taxable Shareholders receiving such distributions will be required to include the full amount of the distribution as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of their share of the Company’s current and accumulated earnings and profits for
U.S. federal income tax purposes. As a result, a U.S. Shareholder may be subject to tax with respect to such distributions in excess of any cash received. If a U.S. Shareholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of the Company’s stock at the time of the sale, which would result in a capital loss, the deductibility of which is subject to limitations. Furthermore, with respect to non-U.S. Shareholders, the
Company may be required to withhold U.S. tax with respect to such distributions, including in respect of all or a portion of any such distribution that is payable in stock. In addition, if a significant number of the Shareholders determine to sell shares of the Company’s stock in order to pay taxes owed on distributions, such sales may put downward pressure on the trading price of the Company’s stock.
Failure to Qualify as a Regulated Investment Company Risk
The Company intends to elect to be treated as a RIC for federal income tax purposes as of the Company’s First
Post-IPO Tax Year. If the Company qualifies to be treated as a RIC, the Company generally will not pay corporate-
level federal income tax on any ordinary income or capital gains that the Company distributes to Shareholders as dividends. To obtain and maintain the federal income tax benefits of RIC status, the Company must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of the Company’s net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. In addition, the Company must maintain its status as a BDC under the 1940 Act. If any of these requirements are not met, the favorable tax treatment described above may not be available to the Company. In addition, as a RIC, the Company could be subject to tax on any unrealized net built-in gains in the assets held by the Company during the period in which the
Company was not a RIC that are recognized within the five-year period beginning on the first day of its first taxable year as a RIC, unless either the Company made a special election to pay corporate-level tax on such built-in gain at the time of the Company’s RIC election or an exception applies. At the time of the Company’s RIC election, the
Company intends to elect to recognize all of its built-in gain at the time of its conversion and pay tax currently on the built-in gain. See “Material U.S. Federal Income Tax Consequences—Conversion to Regulated Investment
Company.” If the Company fails to qualify for the federal income tax benefits allowable to RICs for any reason and remains or becomes subject to a corporate-level income tax, the resulting taxes could substantially reduce the
Company’s net assets, the amount of income available for distribution to Shareholders and the actual amount of the
Company’s distributions. Such a failure would have a material adverse effect on the Company, the net asset value of the Shares and the total return, if any, obtainable from Shareholders’ investment in Shares. For additional information regarding the Company’s tax requirements, see “Material U.S. Federal Income Tax Considerations.”
Any net operating losses that the Company incurs in periods during which the Company qualifies as a RIC will not offset net capital gains (i.e., net realized long-term capital gains in excess of net short-term capital losses) that the
Company is otherwise required to distribute, and the Company cannot pass such net operating losses through to
Shareholders. In addition, net operating losses that the Company carries over to a taxable year in which the
Company qualifies as a RIC normally cannot offset ordinary income or capital gains.
Additional Tax Liabilities Risk
The Company is subject to complex tax laws and regulations of the multiple jurisdictions in which it operates.
These laws and regulations are subject to uncertain interpretation. The Company’s interpretation and application of these laws and regulations, as well as the Company’s compliance with certain other requirements, require significant judgment and the use of assumptions and estimates.
As a result, the Company will be exposed to the risk that tax authorities in any of the jurisdictions in which the
Company operates could disagree with the Company’s interpretations of the applicable laws and regulations or the
Company’s tax calculations and methodologies, including the classification of the Company’s revenues or the determination of the jurisdictions to which profits are attributed. Accordingly, the Company may be subject to tax audits and other similar proceedings with tax authorities in a number of jurisdictions. In certain cases, the applicable tax authority may challenge one or more tax positions of the Company. Any such audits and other similar proceedings could result in additional taxes, including interest and penalties, which could, in turn, adversely affect the Company’s investment returns.
In addition, laws and regulations are changing on an ongoing basis, and these changes may apply with retroactive effect. New legislation and any U.S. Treasury Regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect the Company’s ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to the Company and its Shareholders of such qualification, or could have other adverse consequences. In addition, the effective tax rate of the portfolio companies in which the Company invests could materially increase as a result of changes in tax law, tax treaties or the interpretation thereof.
On July 4, 2025, the bill referred to as the One Big Beautiful Bill Act (the “OBBBA”) was enacted into law in the United States. The OBBBA introduced broad changes to the Code, including changes to the taxation of businesses. The Company believes the recent changes to the Code under the OBBBA do not materially impact the
Company.
Investors are urged to consult with their tax advisors regarding tax legislative, regulatory or administrative developments and proposals and their potential effect on an investment in the Company’s securities.
The DRIP May Create a Taxable Event for Shareholders
Distributions on the Shares will be automatically reinvested into additional Shares pursuant to the Company’s
DRIP absent a Shareholder electing otherwise. Each Shareholder that does not so elect otherwise will be treated for
U.S. federal income tax purposes as if such Shareholder had received the applicable dividend. For a discussion of the tax consequences to Shareholders of receiving dividends, see “Material U.S. Federal Income Tax
Considerations.”
Other Risks Related to this Offering
Shares offered by this Prospectus may be purchased from Robinhood Financial or TradePMR, each an affiliate of RHV, acting in its capacity as a selling group member in this offering. Any negative experiences Robinhood
Financial’s customers, or TradePMR’s investment adviser customers, have in connection with their participation or attempted participation in this offering may harm the Company’s brand and reputation. In addition, participation in this offering by retail customers through Robinhood Financial could result in increased volatility in the trading price of the Shares.
Robinhood Financial and TradePMR, each a broker-dealer affiliated with the Company’s Adviser, are members of the selling group for this offering. It is anticipated that a portion of the Shares offered by this Prospectus will be offered through Robinhood Financial, acting as a selling group member, to allocate for sale to its customers through its IPO Access feature on the Robinhood platform. It is further anticipated that a portion of the Shares offered by this
Prospectus will be offered through TradePMR, acting as a selling group member, to allocate for sale to its investment adviser customers and their clients through its Advisor IPO Access feature on the Fusion platform. Any such sales will be made at the same initial public offering price, and at the same time, as any other purchases in this offering, including purchases by institutions and other large investors, and in accordance with customary broker-
dealer practices and procedures. Robinhood Financial and TradePMR will not retain any fees or other amounts received in connection with this service to the Company.

POTENTIAL CONFLICTS OF INTEREST
The Company is subject to conflicts of interest. The business activities of Robinhood, the ultimate parent company of Robinhood Ventures, and its affiliates in the management of, or their interest in, their own business and accounts, may present conflicts of interest that could disadvantage the Company and the Shareholders. Robinhood and its affiliates provide brokerage services to retail investors that may follow investment programs similar to that of the Company. Robinhood Ventures and its affiliates will be permitted to market, organize, sponsor, act as general partner or as the primary source for transactions for other pooled investment vehicles and other accounts, which may be offered on a public or private placement basis, and to engage in other investment and business activities. Some of these funds and accounts will have investment strategies that overlap with the investment strategies of the Company.
Robinhood and its affiliates also may compete with the Company for certain types of investments, including acquisitions of companies in which the Company might otherwise have considered for investment. Such activities may raise conflicts of interest for which the resolution may not be determinable. Robinhood Ventures shares resources, including personnel, with a variety of other Robinhood entities. As a result, some of Robinhood Ventures’
professionals may have conflicts in allocating their time and services among the Company and Robinhood Ventures, on the one hand, and other affiliates of Robinhood Ventures, on the other. Robinhood Ventures clients and
Shareholders may receive promotional communications from other Robinhood entities regarding the products and services offered by such entities, which creates a potential conflict of interest as those Robinhood entities receive revenue in connection with such products and services. The Company and Robinhood Ventures will adopt policies and procedures designed to address potential conflicts of interest.
Robinhood Ventures
Robinhood Ventures was formed in August 2025 and is a wholly-owned subsidiary of Robinhood Markets, Inc., a publicly traded company (“Robinhood,” Nasdaq: HOOD). Robinhood is a holding company for financial services and other entities, including Robinhood Financial LLC (“Robinhood Financial”), Robinhood Securities, LLC
(“Robinhood Securities”), Robinhood Gold, LLC (“Robinhood Gold”), Robinhood Crypto, LLC (“Robinhood
Crypto”), Robinhood Money, LLC (“Robinhood Money”), Robinhood Derivatives, LLC (“Robinhood
Derivatives”), Trade-PMR, Inc. (“TradePMR”), Robinhood Asset Management, LLC (“RAM”), Robinhood Credit,
Inc. (“Robinhood Credit”), and Bitstamp Ltd (“Bitstamp”). Robinhood Ventures has limited investing history and has no history managing BDCs.
Robinhood Ventures is a separate but affiliated company of Robinhood Financial, an introducing broker-dealer registered with the Financial Industry Regulatory Authority (“FINRA”) and the SEC, and a member of the Securities
Investor Protection Corporation (“SIPC”).
Robinhood Financial provides its self-directed retail clients with access to purchase exchange-listed securities such as stocks, ETFs, closed-end funds, and options, commission-free and in whole share or fractional share denominations. Shareholders may receive promotional communications about new and existing products and services that Robinhood Financial makes available to its customers. Because Robinhood Financial, an affiliate of
Robinhood Ventures, receives revenue in connection with such products and services, this may create a potential conflict of interest.
Robinhood Financial also offers services that could benefit indirectly from Robinhood Ventures’ relationship to the Company. For example, public attention to the Company may drive increased trading activity in the closed-end funds available through Robinhood Financial.
Robinhood Ventures is a separate but affiliated company of Robinhood Securities, a broker-dealer that provides clearing, settlement, and trade execution services for Robinhood Financial. Robinhood Securities is registered with
FINRA and the SEC, and is a member of SIPC.
Robinhood Ventures is a separate but affiliated company of RAM, an SEC-registered investment adviser that, doing business as Robinhood Strategies, provides discretionary managed accounts to retail clients. Robinhood
Strategies accounts invest primarily in portfolios composed of ETFs and publicly-listed equity securities.
Shareholders may receive promotional communications from RAM regarding managed accounts or future services it makes available to its clients, which creates a potential conflict of interest, because RAM, an affiliate of Robinhood
Ventures, receives compensation for such products and services.
Robinhood Ventures is a separate but affiliated company of Robinhood Gold, which offers premium services to customers of Robinhood subsidiaries for a periodic subscription fee of $5/month or $50/year. Shareholders who are subscribed to Robinhood Gold may receive promotions that are not available to shareholders who are not subscribed to Robinhood Gold, including promotions related to the Company and promotions unrelated to the Company.
Shareholders will receive communications regarding Robinhood Gold, and may choose to subscribe. Any such subscription will be pursuant to a separate agreement directly between such Shareholder and Robinhood Gold and will be subject to a periodic subscription fee. The terms of any Robinhood Gold promotions are directed by
Robinhood Gold and generally are subject to change at any time. Robinhood Ventures does not share in subscription fees paid to Robinhood Gold. However, a potential conflict of interest exists because an increase in Robinhood Gold subscribers increases revenue to an affiliate of Robinhood Ventures.
Robinhood Ventures is a separate but affiliated company of Robinhood Crypto, which makes available the opportunity for its clients to invest in cryptocurrency. Robinhood Ventures does not utilize the products and services available through Robinhood Crypto. Robinhood Ventures clients and Shareholders may receive promotional communications from Robinhood Crypto regarding the products and services it makes available to its customers, which creates a potential conflict of interest, because Robinhood Crypto, an affiliate of Robinhood Ventures, receives compensation for such products and services.
Robinhood Ventures is a separate but affiliated company of Robinhood Money, which is a licensed money transmitter. Robinhood Ventures does not utilize the products and services available through Robinhood Money.
Robinhood Ventures clients and Shareholders may receive promotional communications from Robinhood Money regarding the products and services it makes available to its customers, and Robinhood Money receives compensation for such products and services, resulting in a potential conflict of interest.
Robinhood Ventures is a separate but affiliated company of Robinhood Derivatives, which is a registered futures commission merchant with the Commodity Futures Trading Commission (the “CFTC”) and member of the
National Futures Association (the “NFA”). Robinhood Ventures clients and Shareholders may receive promotional communications from Robinhood Derivatives regarding the products and services it makes available to its customers. Robinhood Derivatives receives compensation for such products and services, resulting in a potential conflict of interest.
Robinhood Ventures is a separate but affiliated company of TradePMR, a broker-dealer, registered with FINRA and member of SIPC. TradePMR provides custodial services to registered investment advisers. TradePMR is an introducing broker-dealer with a clearing arrangement with Wells Fargo Clearing Services, LLC. Robinhood
Ventures and TradePMR have separate management teams. It is expected that TradePMR will receive compensation in connection with future products and services that will be available to retail investors, including products and services about which Robinhood Ventures clients and Shareholders may receive promotional communications, resulting in a potential conflict of interest.
Robinhood Ventures is a separate but affiliated company of Robinhood Credit, a platform that offers access to credit cards. Robinhood Ventures clients and Shareholders may receive promotional communications from
Robinhood Credit regarding the products and services it makes available to its clients. Because such communications may increase revenues to an affiliate of Robinhood Ventures, a potential conflict of interest exists.
Bitstamp is a globally-scaled cryptocurrency exchange with institutional and retail customers. Shareholders may receive promotional communications regarding Bitstamp products and services. Bitstamp receives compensation for such products and services to the extent Shareholders utilize them.
Robinhood Ventures shares office space and other resources, including personnel, with certain affiliated entities described above. In some cases, Robinhood Ventures supervised persons may also be dually employed, including as registered representatives, with RAM, Robinhood Financial and/or Robinhood Securities. Such “dual-hatting” could create a conflict of interest for those employees. Shared resources and services among subsidiaries of Robinhood are generally governed by intercompany agreements.

Neither Robinhood Ventures nor any of its management persons is registered, or has an application pending to register, as a commodity pool operator, commodity trading adviser, or an associated person of the foregoing entities.
Robinhood Ventures does not have any third-party investment adviser affiliations.
Conflicts of interest will arise in the event the Company and other Robinhood-managed funds or accounts participate in competing bids for the same portfolio company
The Adviser is the investment adviser to another fund and may in the future be the investment adviser to other funds or account clients. Conflicts of interest could arise between the Company and such other clients. In connection with many direct investment opportunities, two or more lead sponsors will bid against each other in an auction process for the opportunity to acquire the same portfolio company. The Company and any other funds or accounts managed by the Adviser or an affiliate could participate in competing bids alongside two or more lead sponsors, which could ultimately result in a higher purchase price for the lead sponsor that ultimately secures the investment opportunity, and therefore could result in a higher transaction cost for the Company if the Company participates in the opportunity. Alternatively, one or more lead sponsors could decline to grant an opportunity to invest in a portfolio company to the Company if the Company or any other funds or accounts managed by the Adviser or an affiliate are already in negotiation to invest with another lead sponsor in the same portfolio company.
Potential conflicts with respect to advisory committee members of the Company’s portfolio entities
In certain circumstances, an investor in a fund or account managed by the Adviser or an affiliate could have a pre-existing relationship with the sponsor of a Private Vehicle in which such fund or account participates alongside one or more other funds or accounts managed by the Adviser. In connection with such investment, the sponsor of such Private Vehicle could decide to offer an advisory committee seat directly to such investor (and not to the
Adviser) or, where such investor invests in an account managed by the Adviser or an affiliate solely for that investor’s benefit, the sponsor could offer an advisory committee seat to the Adviser or an affiliate solely in its capacity as the manager of such managed account, acting solely for the benefit of such investor, and not in its capacity as the manager of all funds or accounts managed by the Adviser or an affiliate. In such circumstances, the advisory committee seat would be made available to the Adviser or an affiliate solely to serve the interests of the investor with the pre-existing relationship with the sponsor. While the Adviser or an affiliate could be offered an additional advisory committee seat to be exercised for the benefit of any other funds or accounts participating in the relevant Private Vehicle, including the Company, there can be no assurance of this and, in many if not all instances, this could not be the case. Conflicts of interest will arise where the Adviser or an affiliate is offered advisory committee seats in such circumstances. The interests of the investor with the pre-existing relationship with the sponsor of the Private Vehicle on the one hand, and of the other funds and accounts managed by the Adviser or an affiliate (which may include the Company) participating in such investment on the other hand, may not be aligned in all circumstances in which the Adviser or an affiliate is called on to take any action as the holder of an advisory committee seat made available to the Adviser or an affiliate solely for the benefit of such investor. Any action taken by the Adviser or an affiliate for the benefit of such investor could adversely impact the Company.
Transactions between the Company and Shareholders or prospective Shareholders of the Company or other funds and accounts managed by the Adviser
Shareholders and prospective Shareholders of the Company or other funds or accounts managed by the Adviser can, to the extent permitted by the 1940 Act and other applicable law, sell or buy portfolio investments to or from the Company and, in the case of such a sale, can use the proceeds to make investments in the Company and other funds or accounts managed by the Adviser or an affiliated Adviser. Such transactions can give rise to conflicts of interest to the extent that the Adviser facilitates such transactions and the Adviser might indirectly benefit from the proceeds of such transactions being invested in funds or accounts managed by the Adviser or an affiliated adviser.

Transactions involving Private Vehicles, direct investments and other third-party funds in which the
Company, other funds or accounts managed by the Adviser or an affiliated adviser, or other affiliates of the
Adviser have an interest
The Company could, to the extent permitted by the 1940 Act and other applicable law, invest in a Private
Vehicle or direct investment whose general partner, manager, sponsor or founder (or the individual owners or key personnel thereof) have a relationship with the Adviser or its affiliates (including, for example, as an investor in
Robinhood, the Adviser’s parent company) or which is directly or indirectly partially owned by another fund or account managed by the Adviser or an affiliate of the Adviser, and such affiliate or such other fund or account (and indirectly the Adviser itself) could indirectly benefit by receiving directly or indirectly a portion of the fees the
Company pays in consideration of the investment advisory and other services provided with respect to such Private
Vehicle or direct investment. Further, the Company could invest in a Private Vehicle or direct investment whose general partner, manager, sponsor or founder (or the individual owners or key personnel thereof) is an investor or prospective investor in the Company or another fund or account managed by the Adviser or an affiliated adviser. In such circumstances, conflicts of interest will arise as the Adviser could be incentivized to take such actual or prospective investments by such general partner, manager, sponsor or founder (or the individual owners or key personnel thereof) and the potential carried interest, management fees and/or other economic benefits to the Adviser and its affiliates from such investments, into consideration in determining to invest the Company in such Private
Vehicle or direct investment.
Furthermore, to the extent permitted by the 1940 Act, the Company could buy securities from a third-party fund in which other funds or accounts managed by the Adviser or an affiliated adviser are limited partners and/or have an investment in the general partner or manager of such third-party fund. Any other funds or accounts invested in such selling fund could indirectly benefit from such transaction. The Company could also buy securities of a company that is owned, in part, by other funds or accounts managed by the Adviser or an affiliated adviser or that is owned, in whole or in part, by third-party funds in which other funds or accounts managed by the Adviser or an affiliated adviser, or an affiliate of the Adviser, are limited partners, and the transaction could allow such other funds or accounts or such third-party funds to increase their holding value of such securities, which could benefit such funds or accounts managed by the Adviser or an affiliated adviser, or an affiliate of the Adviser, and the Adviser itself.
Transactions between portfolio companies of the Company and other funds and accounts managed by the
Adviser and/or an affiliated adviser
The activities of the portfolio companies of the Company and of other funds and accounts managed by the
Adviser or an affiliated adviser could conflict with each other. The Company could, for example, invest in a portfolio company that competes with a different portfolio company held by the Company or another fund or account managed by the Adviser or an affiliated adviser or that becomes involved in a legal dispute with such portfolio company. Conflicts among portfolio companies could preclude the Adviser from taking actions it would otherwise have taken on behalf of the Company to the extent the Adviser determines that such action would be detrimental to one or more of the other funds and accounts it manages, including the Company.
Allocation and classification of investment opportunities and related conflicts of interest
In order to address potential conflicts of interest, the Adviser has adopted an investment allocation policy that governs the allocation of investment opportunities among the investment funds and other accounts managed by the
Adviser (the “Allocation Policy”). To the extent an investment opportunity is appropriate for either or both of the
Company and/or any other investment fund or other account managed by the Adviser, and co-investment is not possible, the Adviser will adhere to its Allocation Policy in order to determine which account to allocate the opportunity.
Although the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner over time, the Company and Shareholders can be adversely affected to the extent investment opportunities are allocated among the Company and other investment vehicles managed by the Adviser.
The Allocation Policy will also be designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities if the Company is able to co-invest, either pursuant to SEC interpretive positions or an exemptive order, with other accounts managed by the Adviser. Generally, under the Allocation
Policy, co-investments will be allocated pursuant to the conditions of an exemptive order. Under the Allocation
Policy, a portion of each opportunity that is appropriate for the Company and any affiliated fund or other account, which may vary based on asset class and liquidity, among other factors, will generally be offered to the Company and such other eligible accounts, as determined by the Adviser. If there is a sufficient amount of securities to satisfy all participants, each order will be fulfilled as placed. If there is an insufficient amount of securities to satisfy all participants, the securities will generally be allocated at the discretion of the Adviser.
The Adviser will seek to treat all clients fairly and equitably over time in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited investment supplies, the factors may not result in pro rata allocations or may result in situations where certain accounts receive allocations where others do not.
Notwithstanding the above, certain funds or accounts managed by the Adviser in the future could be allocated investment opportunities sourced by one or more of such fund’s or account’s beneficial owners, or due to the relationships that one or more such beneficial owners has with other sponsors (including, for the avoidance of doubt, relationships arising from pre-existing investments by accounts managed by the Adviser or an affiliated adviser in which such a beneficial owner participates). Accordingly, in many circumstances, such investment opportunities that are not sourced by the Adviser would not be allocated to the Company, in whole or in part, and such investment opportunities could be allocated solely or disproportionately to such other funds or accounts, unless the sourcing party offers the opportunity to the Adviser for other funds or accounts (including the Company) to participate. In addition, from time to time, sponsors of the Company’s potential portfolio investments could determine which funds or accounts could participate in investment opportunities sourced by the Adviser, and any such determination could differ from the allocation the Adviser would have made under its Allocation Policy.
To the extent the investment focus of any other funds and accounts managed by the Adviser may overlap with the investment focus of the Company, not all investment opportunities suitable for the Company will be allocated to the Company and, in some instances, the Company will be allocated less of an investment opportunity than would otherwise be the case absent such other funds and accounts. In addition to the other relevant factors considered under the Allocation Policy as described above, there could also be commercial, structural, regulatory, legal
(including the 1940 Act or ERISA), or other reasons that could cause the Adviser to determine that a prospective investment is not appropriate for the Company. The Company can invest in opportunities that other funds or accounts managed by the Adviser or an affiliated adviser have declined or could decline to invest in opportunities in which other funds or accounts managed by the Adviser or an affiliated adviser have invested or will invest.
The classification of an investment opportunity as appropriate or inappropriate for the Company or any other funds or accounts managed by the Adviser will be made by the Adviser, in good faith, at the time of purchase and will govern in this regard. This determination frequently will be subjective in nature. Consequently, the Adviser could determine that an investment opportunity is more appropriate for another fund or account, and such investment could be allocated to such other fund or account.
Notwithstanding the foregoing, any funds or accounts managed by the Adviser for which the limited partners or underlying clients of such funds or accounts may in the future source investment opportunities or which result from relationships of the limited partners or underlying clients of such funds or accounts may be entitled to investment priority with respect to such investor-sourced deals.
The Adviser can receive different amounts or structures of compensation from the Company and other funds or accounts managed by the Adviser in the future with similar investment objectives as the Company. The Adviser could have an incentive to favor other funds or accounts from which it receives higher compensation in making its allocation decisions.
Robinhood employees and their family members can own investments in companies in which the Company invests, and such jointly-held investments could lead to conflicts of interest. Robinhood will seek to mitigate these conflicts through its Code of Ethics and other applicable policies and procedures.

Regulatory Restrictions, Affiliated Transactions and Position Limits
The Adviser and the Company have applied for an exemptive order from the SEC that, if granted, would expand the Company’s ability to invest alongside its affiliates, including certain affiliates of the Adviser, in privately placed investments that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms) (“Co-Investments”), subject to certain terms and conditions (the “Co-Investment Order”).
If the Co-Investment Order is granted, the Adviser will not cause the Company to engage in Co-Investments except in reliance on the Co-Investment Order or unless such investments otherwise qualify for another 1940 Act exemption or are entered into in accordance with interpretations of Section 17(d) and Rule 17d-1 as expressed in
SEC no-action letters or other available guidance, including aggregated transactions where only price-related terms of the private placement security to be purchased are negotiated by the Adviser.
The Adviser’s Allocation Policy can be revised at any time without notice to, or consent from, the Shareholders.
The Company, together with interests held by other advisory clients of the Adviser, may be limited from owning or controlling, directly or indirectly, interests in certain Private Vehicles or other issuers that equal or exceed
5% of such issuer’s outstanding voting securities and may be limited in its ability to transact with such issuers. In addition, the Company may seek to invest in a Private Vehicle’s non-voting securities and, together with interests held by other advisory clients of the Adviser, may be limited in the amount it can invest. Such limitations are intended to ensure that an underlying Private Vehicle not be deemed an “affiliated person” of the Company for purposes of the 1940 Act, which may impose limits on the Company’s dealings with the Private Vehicle and its affiliated persons. As a general matter, however, it is not expected that the Company will have an ability to vote to appoint, remove or replace the general partner of the Private Vehicles in which the Company invests.
Notwithstanding these limitations, under certain circumstances the Company could become an affiliated person of a
Private Vehicle or another issuer. In such circumstances, the Company may be restricted from transacting with the
Private Vehicle or its portfolio companies absent an applicable exemption (whether by rule or otherwise).
Leverage available to the Company could be limited as a result of allocations of available leverage to other funds managed by the Adviser
Many banks limit their exposure to all funds under management by a single manager and accordingly the
Company and other funds and accounts managed by the Adviser could be limited in the amount they can borrow from a particular bank. The Adviser has discretion to determine the appropriate amount of leverage to make available to the Company (subject to oversight by the Board) and any such other funds and accounts under any credit line or lines. As a result, the Company may not employ leverage in pursuit of its investment strategies or may use less leverage than it otherwise would have had the Adviser ultimately determined not to use leverage with other funds or accounts it manages. Such a determination could adversely impact the Company or could otherwise result in such other funds or accounts achieving returns that are better than the returns achieved by the Company.
Warehousing conflicts
In certain circumstances, subject to applicable laws and applicable agreements, the Company could acquire an investment from unaffiliated third parties that have acquired the investment with the expectation of selling or reallocating a portion of such investment to the Company. In such circumstances, the Company may pay more to acquire the investment than the Company would have paid had the Company initially made the investment.
Similarly, in certain circumstances, subject to applicable law, the Company could initially acquire or agree to acquire an investment with the expectation of eventually selling or reallocating a portion of such investment to unaffiliated third-parties, including for temporary purposes in connection with any rebalancing of the Company’s portfolio.
There can be no assurance that the Company will be successful in subsequently selling or reallocating such portion of such investment, and the Company could consequently hold a greater concentration and have more exposure to such investment (and its related expenses) than was initially intended, which could reduce the
Company’s overall investment returns. Furthermore, if such investment is not consummated, the Company could bear all of the related broken-deal expenses, including expenses related to the portion of the proposed investment it had expected to sell. In addition, to the extent the Company sells a portion of an investment to an unaffiliated third party in connection with a rebalancing, there is no guarantee that the Company will be able to repurchase such investment from that third party should it later wish to do so.
The Company could make strategic investments that do not perform as well as investments made by any other Robinhood-managed funds and accounts in the future
The Company could make strategic investments as determined by the Adviser that have the potential for generating future investment opportunities for the Company and/or other funds and accounts managed by the
Adviser in the future, and the Adviser expects to primarily consider the potential for such future investment opportunities in its evaluation of, and decision to cause the Company to make, such strategic investments. Such investments could, for example, adversely impact the Company’s ability to participate in other investments that would have been more advantageous to the Company and might not perform as well as investments made by other funds and accounts managed by the Adviser in the future. Strategic investments will be selected primarily because such investments are expected to increase the likelihood of generating investment opportunities. Future investment opportunities attributable to such strategic investments will be allocated among the Company and any other funds and accounts managed by the Adviser in accordance with the Adviser’s Allocation Policy, and the Company will not have any investment priority over any other funds or accounts with respect to any such opportunities. Furthermore, the Company could choose not to participate in such investment opportunities, if and when they arise, and, to the extent such opportunities would cause the Company to be in breach of its investment restrictions or would require an investment in excess of the Company’s available capital, such opportunities could be allocated in full to other funds or accounts. As such, the Company ultimately might not participate in such future investment opportunities if and when they arise.
The Company could pay finder’s fees in connection with deal sourcing
Any finder’s, placement, brokerage, and other similar fees (or an allocable portion thereof) incurred in connection with sourcing portfolio investments will be payable by the Company. One possible source of portfolio investments is Shareholders or prospective Shareholders of the Company or investors in other funds or accounts managed by the Adviser, and such persons may, to the extent permitted by law, be paid finders or other similar fees.
Possession of material non-public information could restrict the Company’s investment activities
In connection with the management of the Company or other funds or accounts managed by the Adviser, the
Adviser could come into possession of material, non-public information in respect of certain portfolio companies or could otherwise become an “insider” with respect to such companies. The Adviser has not established information barriers between its internal investment teams. In an effort to manage possible risks arising from the Adviser’s decision not to implement such information barriers, the Adviser maintains a code of ethics and provides training to relevant personnel with respect to the misuse of material, non-public information. In addition, Robinhood’s compliance department maintains a list of restricted securities with respect to which Robinhood could have access to material, non-public information and in which the Adviser is not permitted to trade. Trading by the Adviser on the basis of such information, or improperly disclosing such information, or trading while the Adviser has such “insider”
status, can be restricted pursuant to applicable law and/or internal policies and procedures adopted by the Adviser to promote compliance with applicable law. Accordingly, the possession of inside information or insider status with respect to such portfolio companies will likely significantly constrain the Company’s investment activities with respect to such portfolio companies. In particular, due to possession by the Adviser of such information or status in respect of companies in respect of which the Company holds publicly traded securities or (to the extent permitted) is targeting investment in such securities, the Company is not likely to be able to initiate a purchase or sale transaction involving such securities other than in very limited circumstances, which could adversely impact the Company. The
Company could also be subject to contractual “stand-still” obligations, “non-circumvent” obligations and/or confidentiality obligations that restrict its ability to trade in such securities. In certain circumstances, the Adviser could engage an independent agent to dispose of securities of issuers in which the Adviser is deemed to have material non-public information on behalf of the Company. Such independent agent could dispose of the relevant securities for a price that could be lower than the Company’s valuation of such securities.

While the Adviser currently operates without information barriers, the Adviser could be required by certain regulations, or decide that it is advisable, to establish information barriers. In such event, the Adviser’s ability to operate as an integrated platform would be impaired, which would limit the Adviser’s access to certain personnel and could adversely impact its ability to manage the Company’s investments. The establishment of such information barriers could also lead to operational disruptions and result in restructuring costs, including costs related to hiring additional personnel as existing investment professionals are allocated to either side of such barriers, which could adversely affect the Adviser’s business and the Company.
Robinhood Ventures could outsource services it has previously performed in-house
In the future, services that Robinhood Ventures has previously performed in-house for the Company or other funds or accounts could be outsourced in whole or in part to third parties in the sole discretion of Robinhood
Ventures. Such outsourced services could include, without limitation, accounting, tax, compliance, investment and operational due diligence, trade settlement, information technology, or legal services. Outsourcing may not occur uniformly for all funds and accounts managed by the Adviser and, accordingly, certain costs could be incurred by the Company through the use of third-party service providers that are not incurred for comparable services used by other funds or accounts managed by the Adviser. The decision by Robinhood Ventures to initially perform particular services in-house for the Company will not preclude a later decision to outsource such services, or any additional services, in whole or in part to third parties. Robinhood Ventures is permitted to treat the costs, fees, or expenses of any such third-party service providers as Company expenses borne by the Company or, in certain circumstances where Robinhood Ventures deems it appropriate (e.g., in connection with the transfer of any Shares), as costs, fees and expenses borne in whole or in part by one or more Shareholders.
Robinhood Ventures expects to charge for certain non-investment services performed by in-house personnel
It is anticipated that the Company (and potentially a portfolio company or proposed portfolio company of the
Company) will be charged amounts in connection with the provision of non-investment services by in-house non-
investment personnel of Robinhood Ventures in the sole discretion of Robinhood Ventures, taking into account factors that it reasonably believes to be appropriate in the circumstances. A decision by Robinhood Ventures to initially perform particular services in-house for the Company without charging the Company will not preclude a later decision to charge the Company for such services, either in whole or in part.
Potential conflicts with respect to service providers
The Company and any other funds or accounts managed by the Adviser may hold equity or debt investments in certain service providers (including, without limitation, accountants, administrators, valuation agents, lenders, bankers, brokers, attorneys, consultants, placement agents and other advisors and agents) that provide or may in the future be engaged to provide services to the Company or Robinhood Ventures or its affiliates. In addition, the
Company may invest in service providers that provide or may in the future be engaged to provide such services to other funds or accounts managed by the Adviser, or that otherwise have business, personal, financial, or other relationships with Robinhood Ventures, its affiliates, other funds or accounts managed by the Adviser or an affiliated adviser or their respective portfolio companies. Such service providers could also be investors in the
Company, other funds or accounts managed by the Adviser or their respective portfolio companies, affiliates of
Robinhood Ventures, sources of investment opportunities or co-investors or counterparties therewith. Additionally, employees of Robinhood Ventures could have family members or relatives employed by such service providers.
Subject to the limitations of the 1940 Act and SEC guidance, these service providers and their affiliates could contract with or enter into custodial, financial, banking, administration, valuation, advising, brokerage, placement agency or other arrangements or transactions with the Company, Robinhood Ventures or its affiliates, any investor in the Company, or any portfolio company in which the Company has made an investment. These relationships could influence Robinhood Ventures or its affiliates in deciding whether to select or recommend such a service provider to perform services for the Company or a portfolio company. If the Company or any other funds or accounts managed by the Adviser invest in a company which provides services to the Company, any other funds or accounts managed by the Adviser or any of their respective portfolio companies, to the extent permitted under the
1940 Act and applicable exemptive rules and SEC no-action letters, (i) the cost of such services will generally be borne directly or indirectly by the Company or such other funds or accounts or their respective portfolio companies,

as applicable, and (ii) any fees paid to such service providers in connection therewith will not offset Management
Fees borne by the Company. To the extent the Company makes a portfolio investment in any such company, it is possible that actions taken by the Company in a distressed situation as a debt holder could adversely impact such company and the funds or accounts or their portfolio companies that such company provides services to (and vice versa, where other funds or accounts managed by the Adviser hold equity or debt investments in such companies that provide services to the Company or its portfolio companies). These relationships could also preclude the
Adviser from taking actions it would otherwise have taken on behalf of the Company to the extent the Adviser determines such action would be detrimental to one or more of the other funds and accounts it manages or their portfolio companies.
Service providers could charge different rates or have different arrangements
Service providers often charge different rates or have different arrangements for specific types of services. For example, the fee for a particular type of service can vary based on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Company are different from those used by Robinhood Ventures, other funds or accounts managed by the
Adviser, their portfolio companies, or their respective affiliates, any of the foregoing could pay different amounts or rates than those paid by the Company with respect to any particular service provider. Even if the type of service used by the Company is the same as those services used by Robinhood Ventures, other funds or accounts managed by the
Adviser, their portfolio companies, or their respective affiliates, the Company and such other parties could enter into different arrangements or pay different amounts or rates with the same service providers for the same services.
Valuation can create conflicts of interest
The value of the Company’s investments will be determined by the Adviser in accordance with the Company’s valuation procedures and the Adviser’s valuation policies. Accordingly, the carrying value of an investment might not reflect the price at which the investment could be sold in the market, and the difference between carrying value and the ultimate sales price could be material. The valuation of investments will affect the amount and timing of the
Management Fee. The valuation of investments could also affect the ability of the Adviser to raise successor funds to the Company because prospective investors are likely to consider performance of the Company in making any investment decisions with respect to a successor fund. As a result, there could be circumstances where the Adviser is incentivized to determine valuations that are higher than the actual fair value of investments.
Although the Company does not make carried interest distributions, it will invest in Private Vehicles and direct investments in which a third-party manager may receive carried interest distributions, as well as make investments alongside other funds and accounts that may pay carried interest distribution to the Adviser, its personnel and/or associated persons. The treatment of carried interest is subject to special U.S. federal income tax rules that could result in the third-party managers (or the Adviser, to the extent that it has influence over such investments) being incentivized to structure, hold and/or sell portfolio investments in a manner that takes into account the U.S. tax treatment of any carried interest, which could adversely impact the Company. In many cases the Adviser will not be in a position to dictate how or when a portfolio investment is realized, however, such misalignment of interest could exist at the level of the underlying portfolio investments and carried interest or other profit participations payable to their respective sponsors.
Robinhood Ventures professionals can engage in other activities unrelated to the Company
The relevant personnel of Robinhood Ventures will devote that portion of their business time to the affairs of the Company necessary for the proper performance of their duties. Other investment and financial services activities of Robinhood Ventures and its affiliates are likely to require those individuals to devote substantial amounts of their time to matters unrelated to the business of the Company.
Shareholders could have relationships with Robinhood Ventures and its affiliates outside of the Company
Shareholders could make investments in other funds and accounts managed by the Adviser and its affiliates, and
Robinhood Ventures and/or its affiliates may provide services to Shareholders other than in their respective capacities (and/or in addition to their respective capacities) as Shareholders of the Company. These arrangements could take into account the scope of the broader relationship of such Shareholders (or of their affiliates or other related or associated persons) with Robinhood Ventures and its affiliates, including the Shareholders’ (or such affiliates’ or other related persons’) investment in the Company, and could provide more favorable economic, governance, or other terms to such Shareholders as a whole or with respect to some or all investments in the
Adviser’s funds and accounts. These arrangements will not be disclosed to other Shareholders or otherwise be made available to other Shareholders.
Shareholders can have conflicting investment, tax and other interests with respect to their investments in the
Company
Shareholders can have conflicting investment, tax, and other interests with respect to their investments in the
Company. The conflicting interests of individual Shareholders can relate to or arise from, among other things, the nature of investments made by the Company, the structuring or the acquisition of investments and the timing of disposition of investments. It is also possible that the Company or the Company’s portfolio companies will be counterparties to or participants in agreements, transactions or other arrangements with a Shareholder or an affiliate of such Shareholder. As a consequence, conflicts of interest could arise in connection with the decisions made by the
Adviser, including with respect to the nature or structuring of investments that could be more beneficial for one investor than for another investor, especially with respect to investors’ individual tax situations. In addition, the
Company could make investments that could positively or negatively impact other investments made by a
Shareholder or an affiliate of such Shareholder. Likewise, other investments by Shareholders and their affiliates could positively or negatively impact investments by the Company. In selecting and structuring investments appropriate for the Company, the Adviser will consider the investment and tax objectives of the Company and its
Shareholders as a whole, not the investment, tax or other objectives of any Shareholder individually.

MANAGEMENT OF THE COMPANY
Board of Trustees and Executive Officers
The Board is responsible for the overall management of the Company, including supervision of the duties performed by RHV. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Company, primarily the Adviser, have responsibility for the day-to-day management and operation of the Company. The Board does not have responsibility for the day-to-day management of the Company, and its oversight role does not make the Board a guarantor of the Company’s investments or activities. The Board has appointed certain representatives of RHV as officers of the Company with responsibility to monitor and report to the Board on the Company’s operations. In conducting its oversight, the Board will receive regular reports from these officers and from other senior officers of RHV regarding the Company’s operations.
As required by the 1940 Act, a majority of the Company’s Trustees are Independent Trustees and are not
affiliated with the Adviser. The Board has established three standing committees: an Audit Committee, a
Nominating and Governance Committee and a Compensation Committee.
Any vacancy on the Board may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by Shareholders. The Company’s officers are appointed by the Trustees and oversee the management of the day-to-day operations of the Company under the supervision of the Board. All of the officers of the Company are directors, officers or employees of RHV or its affiliates. To the fullest extent allowed by applicable law, including the 1940 Act, the Declaration of Trust indemnifies the Trustees and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.
Trustees
The Trustees of the Company, their years of birth, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Trustee and other Trusteeships, if any, held by the Trustees, are shown below. As required by the 1940 Act, a majority of the Company’s Trustees are not “interested persons” (as defined in the 1940 Act) of the Company (the “Independent Trustees”) and are not affiliated with the Adviser. The Trustees have been divided into two groups: Interested Trustees and Independent Trustees. As set forth in the Declaration of Trust, the Trustees shall be classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible as determined by the Board of Trustees, with one class to hold office initially for a term expiring at the next succeeding annual meeting of Shareholders, another class to hold office initially for a term expiring at the second succeeding annual meeting of Shareholders and another class to hold office initially for a term expiring at the third succeeding annual meeting of Shareholders, and with the members of each class to hold office until their successors are duly elected and qualify. At each annual meeting of the Shareholders, the successors to the class of Trustees whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of Shareholders held in the third year following the year of their election and until their successors are duly elected and qualify. The address of each Trustee is care of the Secretary of the Company at 85 Willow Road, Menlo
Park, California 94025.

Name, Position(s) Held with Company, Year of Birth, and Class*	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Class I
Meredith Whitney 1969 .............................	Trustee since inception; Term expires in 2027	Ms. Whitney is the CEO of Meredith Whitney Advisory Group, LLC, a macro and strategy-driven investment research firm. Ms. Whitney also serves as a board member for Enhanced Investment Products, as a senior adviser for the Boston Consulting Group, and is a member of the Advisory Board for the Payne Institute. From April 2021 to February 2022, Ms. Whitney was CFO of Kindbody.	2
Ms. Whitney currently
serves as a board
member for Enhanced
Investment Products,
as a senior adviser for
the Boston Consulting
Group, and is also a
member of the
Advisory Board for the
Payne Institute.

Class II
Michael J. Gallagher 1962 .............................	Trustee since inception; Term expires in 2028	Mr. Gallagher served as a partner of PricewaterhouseCooper s (“PwC”) (including predecessor firms) from 1996 to 2023.	2	None
Class III
Jill E. Sommers 1968 .............................	Trustee since inception; Term expires in 2029	Ms. Sommers is currently a financial services consultant at Jill Sommers LLC. Ms. Sommers previously served as a senior advisor for Patomak Global Partners from May 2014 to February 2025.	2
Ms. Sommers is
currently a Director of
the Minneapolis Grain
Exchange (since
February 2024), IMC
Trading (since January
2025), Bloomberg SEF
(since April 2025),
Tharimmune (since
February 2026) and
Miami International
Holdings (since March
2026). Ms. Sommers
was a Director for
LedgerX from August
2022 to January 2026,
Director for Cboe
Global Markets from
May 2018 to June
2022, and for Cboe
Options/Futures
Exchange/SEF
(formerly BATS) from
August 2013 to August
2022.

Name, Position(s) Held with Company, Year of Birth, and Class*	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees***
Class I
Shiv Verma 1985 .............................	Trustee since inception; Term expires in 2027	Mr. Verma is the President of the Adviser and the Chief Financial Officer at Robinhood Markets, Inc. Mr. Verma previously was the SVP of Finance & Strategy and Treasurer at Robinhood Markets, Inc. from 2025 to February 2026 and VP of Finance & Strategy and Treasurer at Robinhood Markets, Inc. from 2021 to 2025	2	Mr. Verma currently serves as a board member for Say Technologies LLC.
Class III
Sarah Pinto 1982 .............................	Trustee since inception; Term expires in 2029	Ms. Pinto is the Head of Robinhood Ventures and the Chief Investment Officer of the Adviser.	2
Ms. Pinto served as a
Board Director at
Ready Responders, Inc
(dba MyLaurel Health)
from 2020 until 2025,
as Board Observer at
Pioneer Works, Inc
(dba Homebase) from
2023 until 2025, as
Member of the LP
Advisory Committee
for Town Hall
Ventures from 2020
until 2025, and as
Member of the LP
Advisory Committee
for Full In Partners
from 2020 until 2025.

__________________
*Each of the Independent Trustees serves on the Board’s Audit Committee, Nominating and Governance Committee and Compensation
Committee.
**     “Fund Complex” consists of the Company and Robinhood Ventures Fund I.
***    These Trustees are deemed to be “interested persons” of the Company as defined in the 1940 Act by reason of their positions with the
Adviser and/or the parent of the Adviser.
Officers
Certain biographical and other information relating to the officers of the Company who are not Trustees is set forth below, including their years of birth, addresses, positions held, lengths of time served and their principal business occupations during the past five years.

Name, Position(s) held with Company, Year of Birth and Address*	Length of Time Served	Principal Occupation During Past 5 Years
Sarah Pinto 1982 President	Since inception
Ms. Pinto is the Head of Robinhood
Ventures and the Chief Investment
Officer of the Adviser. Ms. Pinto also
serves as President of Robinhood
Ventures Fund I. Ms. Pinto previously
led growth-stage venture investing at
Emerson Collective for over seven years
from 2018 to 2026.

Dara Bazzano 1968 Principal Financial Officer and Principal Accounting Officer	Since June 2026
Ms. Bazzano has served as Robinhood
Markets, Inc.’s Chief Accounting
Officer since April 2026 and has
responsibilities for Robinhood Markets,
Inc.’s accounting, tax, financial
operations, financial reporting, and
internal control functions. Ms. Bazzano
previously served as the California
Market leader for Cross Country
Consulting from June 2025 through
April 2026. Prior to that, Ms. Bazzano
served as Senior Vice President and
Chief Accounting Officer of T-Mobile
US, Inc., a wireless communication, and
broadband services provider, from 2020
to 2025. In addition, Ms. Bazzano served
as SVP Global Finance, Chief
Accounting Officer at CBRE Group,
Inc., a global commercial real estate
services and investment firm, from 2018
to 2020. Prior to joining CBRE, Ms.
Bazzano served as Global Controller and
Chief Accounting Officer at The Gap,
Inc., a leading global retailer offering
clothing, accessories, and personal care
products, from 2013 to 2018. Prior to
that, Ms. Bazzano served as an
Assurance Partner at
PricewaterhouseCoopers and KPMG
LLP.

Hom Whe Tan 1983 Chief Compliance Officer	Since inception
Ms. Tan serves as Chief Compliance
Officer of the Adviser and Robinhood
Ventures Fund I. Previously, she served
as Vice President, Regulatory &
Compliance at iCapital Network from
2022 through 2025. Prior to joining
iCapital, Ms. Tan was a Director on the
Portfolio Compliance team and Head of
the Liquidity Risk Management
Committee at Cohen & Steers, beginning
in 2020.

Aaron Ellias 1985 Counsel and Secretary	Since inception
Mr. Ellias has served as Assistant
General Counsel, Asset Management at
Robinhood Markets, Inc. since 2024.
Mr. Ellias also serves as Counsel and
Secretary of Robinhood Ventures Fund
I. Mr. Ellias previously worked as
Branch Chief and Senior Counsel in the
Chief Counsel’s Office of the Division
of Investment Management at the U.S.
Securities and Exchange Commission
from 2021 to 2024. Prior to that, Mr.
Ellias was a partner in the Investment
Funds group at Kirkland & Ellis.

Manan Shah 1979 Treasurer	Since inception
Mr. Shah, MBA,  has served as Senior
Director, Corporate Treasurer at
Robinhood Markets, Inc. since April
2024. Mr. Shah also serves as Treasurer
of Robinhood Ventures Fund I.
Previously, he held the position of
executive director of U.S. Banks
Strategy at Morgan Stanley from 2022 to
2024, and served as SVP and treasurer at
American Challenger Development
Corporation from 2021 to 2022. Prior to
that, Mr. Shah was executive director of
treasury at E*TRADE for 17 years,
overseeing areas such as liquidity risk
management, capital structure, and
enterprise cash management.

Robert Kamentsev 1989 Assistant Treasurer	Since inception
Mr. Kamentsev is the Director of Fund
Accounting of Robinhood Ventures.
Prior to joining Robinhood Ventures,
Mr. Kamentsev served as Director of
Financial Reporting & Fund Accounting
at ARK Investment Management LLC,
where he also held the role of Principal
Financial Officer of ARK Venture Fund.
Prior to ARK, Mr. Kamentsev spent ten
years at KPMG LLP as a Senior
Manager in the asset management
practice.

__________________
*The address of each officer is care of the Secretary of the Company at 85 Willow Road, Menlo Park, California 94025.
Biographical Information and Discussion of Experience and Qualifications of Trustees
The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this Prospectus, that each Trustee should serve as a Trustee of the Company.
Independent Trustees
Michael J. Gallagher. Mr. Gallagher was with PwC (including predecessor firms) from 1987 through his retirement in 2023. Mr. Gallagher was admitted to partnership in 1996 and served in many senior roles including Vice Chairman, Stakeholders & Client Service. From 2011 to 2017, Mr. Gallagher was Managing
Partner, Audit Quality, where he led PwC’s Assurance National Office (“National Office”). The National Office
supports PwC’s audit practice in evaluating complex accounting, auditing, SEC reporting, and other professional practice matters. In this role, Mr. Gallagher was responsible for the PwC’s relationships with the
SEC, the Public Company Accounting Oversight Board, and other regulators. Mr. Gallagher also previously served on PwC’s US Board of Partners. Mr. Gallagher holds a Bachelor of Science degree in accounting from
Frostburg State University.
Jill E. Sommers. Ms. Sommers is a financial services consultant at Jill Sommers LLC, and currently serves as
Director for the Minneapolis Grain Exchange (since February 2024), IMC Trading (since January 2025),
Bloomberg SEF (since April 2025), Tharimmune (since February 2026) and Miami International Holdings
(since March 2026). Ms. Sommers previously served as Director for LedgerX from August 2022 to January
2026, Senior Advisor for Patomak Global Partners from May 2014 to February 2025, Director for Cboe Global
Markets from May 2018 to June 2022, and Director for Cboe Options/Futures Exchange/SEF (formerly BATS)
from August 2013 to August 2022. Ms. Sommers holds a Bachelor of Arts degree from the University of
Kansas.
Meredith Whitney. Ms. Whitney is the CEO of Meredith Whitney Advisory Group, LLC, a macro and strategy-
driven investment research firm. Ms. Whitney has over 25 years of leadership experience within the financial services industry. Ms. Whitney also serves as a board member for Enhanced Investment Products, as a senior adviser for the Boston Consulting Group, and is a member of the Advisory Board for the Payne Institute. From

April 2021 to February 2022 she was CFO of Kindbody. Ms. Whitney holds a Bachelor of Arts degree from
Brown University.
Interested Trustees
Sarah Pinto. Ms. Pinto is the Head of Robinhood Ventures and the Chief Investment Officer of the Adviser.
Ms. Pinto previously led growth-stage venture investing at Emerson Collective for over seven years, where Ms.
Pinto led investments into emerging technology companies. Before joining Emerson Collective, Ms. Pinto spent
10 years investing at Spectrum Equity, Great Hill Partners, and Bridgepoint. She holds a Masters in Public
Administration in International Development from Harvard University and a MS in Finance from HEC Paris.
Shiv Verma. Mr. Verma is the President of the Adviser and the Chief Financial Officer at Robinhood Markets,
Inc. Mr. Verma previously was the SVP of Finance & Strategy and Treasurer at Robinhood Markets, Inc. from
2025 to February 2026 and VP of Finance & Strategy and Treasurer at Robinhood Markets, Inc. from 2021 to
2025. Mr. Verma has responsibilities for the Finance, Treasury, Corporate Strategy, and Corporate
Development teams at Robinhood Markets, Inc. Prior to Robinhood, Mr. Verma held roles at Oportun, PIMCO,
Franklin Templeton Investments, Symphony Asset Management, JPMorgan, and the Oakland A’s. Mr. Verma
received a B.A. in Economics from Stanford University and an MBA from UCLA.
Board Leadership Structure
The primary responsibility of the Board is to represent the interests of the Company and to provide oversight of the management of the Company. The Company’s day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board is currently comprised of five Trustees, three of whom are Independent Trustees. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
The Board has appointed a Chair, Shiv Verma, who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. In addition, the Chair acts as a liaison with officers, counsel and other Trustees between meetings of the Board. The Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established three standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board has determined that its leadership structure, in which the Chair of the Board is an interested person of the Company, is appropriate because the Independent Trustees believe that an interested Chair has a personal and professional stake in the quality and continuity of services provided by management to the Company.
In addition, Jill Sommers serves as the lead Independent Trustee of the Board (the “Lead Independent Trustee”)
and, among other things, chairs executive sessions of the Independent Trustees, serves as a spokesperson for the
Independent Trustees and serves as a liaison between the Independent Trustees and the Company’s management between Board meetings.
The Board and its committees will meet periodically throughout the year to oversee the Company’s activities, including through the review of the Company’s contractual arrangements with service providers and the Company’s financial statements, compliance with regulatory requirements, and performance. The Board may also establish informal working groups from time to time to review and address the policies and practices of the Company or the
Board with respect to certain specified matters. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel experienced in 1940 Act matters and are represented by such independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including a majority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Company because it allocates responsibilities among the committees and the Board in a manner that further enhances effective oversight. The Board may at any time and in its discretion change this leadership structure.

Board Committees
The Trustees have determined that the efficient conduct of the Company’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet periodically, either in conjunction with regular meetings of the Trustees or otherwise. The committees of the Board are the Nominating and Governance Committee, the Audit Committee and the Compensation Committee.
Nominating and Governance Committee. The Board has a Nominating and Governance Committee, which is composed of Michael Gallagher, Jill Sommers and Meredith Whitney, each of whom is an Independent Trustee and is “independent” as defined by NYSE listing standards. Meredith Whitney serves as Chair of the Nominating and
Governance Committee.
The purpose of the Nominating and Governance Committee is to review matters pertaining to the composition, committees, and operations of the Board. As part of its duties, the Nominating and Governance Committee makes recommendations to the full Board with respect to qualified candidates for the Board in the event that a position is vacated or created. The Nominating and Governance Committee will consider Trustee nominations made by
Shareholders. In considering candidates submitted by Shareholders, the Nominating and Governance Committee
will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Governance Committee, a Shareholder must send the nomination (which nomination must include the name of the shareholder and evidence of the shareholder’s status as a shareholder, as well as biographical information and qualifications of the candidate) in writing to the Company’s Nominating and
Governance Committee, c/o Secretary, Robinhood Ventures DE, LLC, 85 Willow Road, Menlo Park, California,
94025. Additional requirements and procedures relating to Shareholder submissions of such candidates are set forth in the Company’s Bylaws, which are available on www.sec.gov.
Audit Committee. The Board has an Audit Committee, which is composed of Michael Gallagher, Jill Sommers and Meredith Whitney, each of whom is an Independent Trustee and is “independent” as defined by NYSE listing standards. Michael Gallagher serves as Chair of the Audit Committee.
The Audit Committee is generally responsible for certain oversight matters, such as reviewing the Company’s systems for accounting, financial reporting and internal controls and, as appropriate, the internal controls of certain service providers, overseeing the quality and integrity of the Company’s financial statements (and the independent audit thereof), as well as the qualifications, independence and performance of the Company’s independent registered public accounting firm. The Audit Committee is also responsible for recommending to the Board the appointment, retention and termination of the Company’s independent registered public accounting firm and acting as a liaison between the Board and the Company’s independent registered public accounting firm.
Compensation Committee. The Board has a Compensation Committee, which is composed of Michael
Gallagher, Jill Sommers and Meredith Whitney, each of whom is an Independent Trustee and is “independent” as defined by NYSE listing standards. Michael Gallagher serves as Chair of the Compensation Committee.
The Compensation Committee is generally responsible for recommending to the Board the approval of the compensation of the chief compliance officer and reviewing and approving the reimbursement, if any, by the
Company of the allocable portion of the compensation of the chief financial officer and chief compliance officer.
Board’s Role in Risk Oversight
The day-to-day business of the Company, including the day-to-day management and administration of the
Company and of the risks that arise from the Company’s investments and operations, will be performed by third-
party service providers, primarily the Adviser or its affiliates. Consistent with its responsibility for oversight of the
Company, the Board will be responsible for overseeing the service providers and thus, will have oversight responsibility with respect to the risk management functions performed by those service providers. Risks to the
Company include, among others, investment risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Company. Under the oversight of the Board, the service providers to the
Company will employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Company and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider will be responsible for one or more discrete aspects of the Company’s business and consequently, for managing risks associated with that activity. Each of the
Adviser and other service providers will have its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. Accordingly, Board oversight of different types of risks may be handled in different ways. As part of the Board’s periodic review of each of the Company’s advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.
The Board will oversee risk management for the Company directly and through the committee structure it establishes. For instance, the Audit Committee will receive reports from the Company’s independent registered public accounting firm on internal control and financial reporting matters. Each committee will report its activities to the Board on a regular basis. The Board also will oversee the risk management of the Company’s operations by requesting periodic reports from and otherwise communicating with various personnel of the Company and its service providers, including, in particular, the Company’s Chief Compliance Officer and the independent registered public accounting firm. In this connection, the Board will require officers of the Company to report a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Board will meet with the Company’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, will receive a report from the Chief Compliance Officer regarding the adequacy of the policies and procedures of the Company and certain service providers and the effectiveness of their implementation.
The Board, with the assistance of Company management, will review investment policies and risks in connection with its review of the Company’s performance. In addition, the Board will receive reports from the Adviser on the investments and securities trading of the Company. With respect to portfolio securities and assets of the Company for which market quotations are not readily available or are deemed not reliable, which are expected to represent a substantial portion of the Company’s investments, the Company will value such securities at fair value as determined in good faith by the Adviser, which has been appointed the Company’s “Valuation Designee,” according to written valuation procedures under the oversight of the Board.
The Board recognizes that not all risks that may affect the Company can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Company’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As part of its oversight function, the Board will receive and review various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Moreover, despite the periodic reports the Board will receive, it may not be made aware of all of the relevant information of a particular risk. Most of the Company’s investment management and business affairs are carried out by or through the Adviser or its affiliates and other service providers, most of whom employ professional personnel who have risk management responsibilities and each of whom has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by the Adviser. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Company and its oversight role does not make the Board a guarantor of the Company’s investments, operations or activities. As a result of the foregoing and other factors, the
Board’s risk management oversight is subject to limitations. The Board may at any time and in its discretion change how it administers its risk oversight function.

Trustee Share Ownership
For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Company and in the family of investment companies overseen by the Trustee as of July 31, 2026, is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Company	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Independent Trustees
Michael J. Gallagher .........................	None	Over $100,000
Jill E. Sommers .................................	None	None
Meredith Whitney .............................	None	None

Interested Trustees
Sarah Pinto ........................................	None	None
Shiv Verma .......................................	None	None
__________________
*“Family of Investment Companies” consists of the Company and Robinhood Ventures Fund I.
As of July 31, 2026, none of the Trustees or officers of the Company owned any Shares of the Company.
As to each Independent Trustee and his or her immediate family members, as of July 31, 2026, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Company, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Company.
Trustee Compensation
The Independent Trustees are entitled to receive from the Fund Complex (as defined below), an annual retainer of $132,000, plus reimbursement for expenses incurred in connection with service as a Trustee. The Lead
Independent Trustee receives from the Fund Complex additional compensation of $2,750 per annum. The Chair of the Audit Committee receives from the Fund Complex additional compensation of $8,250 per annum, and the Chair of the Nominating and Governance Committee receives from the Fund Complex additional compensation of $2,750.
No additional compensation is paid to the Chair of the Compensation Committee. Such compensation amounts are allocated equally among the funds in the Fund Complex. The Company does not pay compensation to Trustees who are officers or employees of RHV or any affiliate thereof.
The following table sets forth the anticipated compensation to be paid to the Company’s Independent Trustees for the Company’s initial fiscal year.

Name of Trustee	Estimated Compensation from the Company for the Fiscal Year Ending March 31, 2027*	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Estimated Compensation from the Fund Complex** Paid to the Trustees for the Fiscal Year Ended March 31, 2027
Michael J. Gallagher ..........................................	$60,511	None	None	$138,502
Jill E. Sommers ..................................................	$58,138	None	None	$133,071
Meredith Whitney ..............................................	$58,138	None	None	$133,071
__________________
*Since the Company has not completed its first full year since organization, compensation is estimated based upon future payments expected to be made by the Company during its current fiscal year ending March 31, 2027.
**“Fund Complex” consists of the Company and Robinhood Ventures Fund I.

Interests of Independent Trustees
Independent Trustees are required to disclose any direct or indirect relationship that they, or their immediate family members, have had since the beginning of the two most recently completed fiscal years with certain persons, including the Company’s principal underwriter. An Independent Trustee has agreed to provide the following disclosures in accordance with such requirements. The Independent Trustee maintains that the existence of these facts or circumstances have not, or do not, in any manner, affect her ability to serve as an impartial and Independent
Trustee. Ms. Jill E. Sommers is a principal of the consulting firm Jill Sommers LLC. During calendar year 2025, Jill
Sommers LLC charged Goldman Sachs & Co. LLC $140,000 for consulting services provided.
Portfolio Management
The following individuals are primarily responsible for the day-to-day portfolio management of the Company:

Portfolio Managers	Since	Recent Professional Experience
Sarah Pinto	Inception
Ms. Pinto previously led growth-stage
venture investing at Emerson Collective
for over seven years, where she led
investments into emerging technology
companies. Before joining Emerson
Collective, she spent 10 years investing
at Spectrum Equity, Great Hill Partners,
and Bridgepoint. Ms. Pinto holds a
Master in Public Administration in
International Development from Harvard
University and a MS in Finance from
HEC Paris.

Richard Aberman	July 2026
Mr. Aberman co-founded WePay, a
payments infrastructure company
serving e-commerce platforms and
vertical SaaS businesses, and served as
the company's Chief Product & Strategy
Officer from inception to exit. WePay
participated in Y Combinator's Summer
2009 batch, and grew to over $100
million in annual revenue before its
acquisition by JPMorgan Chase in 2018
— one of YC's largest exits at the time.
Following the acquisition, Mr. Aberman
served as a Managing Director of Chase
Merchant Services.  After his tenure at
JPMorgan Chase, Mr. Aberman joined Y
Combinator for two years as a Visiting
Partner. Most recently, Mr. Aberman
was a General Partner at Open Core
Ventures, an early-stage venture fund
focused on building commercial open-
source software companies. Mr.
Aberman holds a Bachelor of Arts
degree in Economics, Philosophy, and
Political Science from Boston College.

Compensation of the Portfolio Managers
Robinhood compensates its employees competitively and, as a result of its culture, reputation, and name brand, is fortunate to attract and retain some of the most talented individuals in the industry. The Company’s portfolio managers and other investment professionals are compensated on the same basis as all other Robinhood employees and are typically paid a base salary, a grant of equity in Robinhood, and a discretionary performance bonus. Certain of the Company’s portfolio managers and other investment professionals also receive an incentive fee allocation.
The discretionary performance bonus is a direct function of individual performance and the performance of
Robinhood overall, and is not related to the performance of the Company or any other accounts managed by the portfolio managers. Although the majority of such incentive compensation is paid in cash, Robinhood stock may be allocated as additional compensation to reward, retain, and align key talent.
Performance of the Company’s investment professionals is measured on the same criteria as all Robinhood employees. Namely, such personnel are reviewed on various metrics, including how well they satisfied expectations based on their role and level in the organization, such as demonstrating expertise, ownership, adaptability, effective communication, and problem solving. Managers are further measured on how effectively they drive employee performance, hire and retain top talent, and create community. Promotions are awarded twice annually to employees who deserve recognition for their contributions to the success of the overall organization.
The incentive fee allocation provides certain of the Company’s portfolio managers and other investment professionals a percentage of the Incentive Fee on Capital Gains, subject to vesting, forfeiture and other conditions.
Other Accounts Managed by the Portfolio Managers
The following table lists the number and types of accounts, other than the Company, managed by the
Company’s primary portfolio managers and assets under management in those accounts, as of March 31, 2026.

Type of Account	Number of Accounts Managed	Total Assets Managed ($mm)	Number of Accounts Managed for which Management Fee is Performance- Based	Assets Managed for which Management Fee is Performance- Based ($mm)
Sarah Pinto
Registered Investment Companies .....................	1	$655.3	0	$0
Other Pooled Investment Vehicles ....................	0	0	0	0
Other Accounts ..................................................	0	0	0	0
Richard Aberman*
Registered Investment Companies .....................	0	$0	0	$0
Other Pooled Investment Vehicles ....................	0	0	0	0
Other Accounts ..................................................	0	0	0	0
__________________
*Richard Aberman was not a portfolio manager of the Company as of March 31, 2026.
For a description of any material conflicts of interest that may arise in connection with the portfolio managers’
management of the Company’s investments on the one hand, and the investments of the other accounts included above on the other hand, see “Potential Conflicts of Interest.”
Portfolio Managers Share Ownership
The table below shows the dollar range of equity securities beneficially owned by each portfolio manager as of
July 31, 2026.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company
Sarah Pinto ..........................................................................................................................................	None
Richard Aberman .................................................................................................................................	None
Investment Advisory Agreement
Under the terms of the Investment Advisory Agreement, the Adviser is responsible for providing the Company with investment research, advice, management and supervision and shall furnish a continuous investment program for the Company’s portfolio of securities and other investments consistent with the Company’s investment objectives, policies and restrictions, and in accordance with any exemptive orders issued by the SEC applicable to the Company and any SEC staff no-action letters applicable to the Company. For services rendered by the Adviser on behalf of the Company under the Investment Advisory Agreement, effective upon the closing of the initial public offering, the Company pays the Adviser the Management Fee.
The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. The Company bears all other costs and expenses of its operations and transactions as set forth in the Investment Advisory Agreement.
In addition to the fees and expenses to be paid by the Company under the Investment Advisory Agreement, the
Adviser and its affiliates will be entitled to reimbursement by the Company of the Adviser’s and its affiliates’ cost of providing the Company with certain non-advisory services. If persons associated with the Adviser or any of its affiliates, including persons who are officers of the Company, provide certain non-advisory, reporting, oversight, legal, compliance, tax, valuation, accounting, clerical, and general administrative services to the Company at the request of the Company, the Company may reimburse the Adviser and its affiliates for their costs in providing such non-advisory, reporting, oversight, legal, compliance, tax, valuation, accounting, clerical, and general administrative services to the Company (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including Travel Expenses (as defined below)). Nothing contained in the Investment Advisory Agreement shall be construed to restrict the Company’s right to hire its own employees or to contract for services to be performed by third parties.
The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Company, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Company for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Company, except as may otherwise be provided under provisions of applicable state law or federal securities law which cannot be waived or modified. The
Investment Advisory Agreement also provides that the Company shall indemnify, to the fullest extent permitted by law, the Adviser, or any partners, directors, officers or employees of the Adviser and their respective affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Company, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties to the Company.
The Company is incurring certain organizational and initial offering costs. The Adviser has agreed to advance those costs to the Company. Such costs advanced by the Adviser are subject to recoupment by the Adviser.
The Investment Advisory Agreement was initially approved by the Board (including a majority of the
Independent Trustees) at a meeting held on May 21, 2026 and was approved by the sole common shareholder of the
Company as of May 21, 2026. The Investment Advisory Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually in the manner required by the
1940 Act (as modified by any applicable exemptive relief or as interpreted by the SEC or its staff). The Investment
Advisory Agreement is terminable with respect to the Company without penalty by the Board or by vote of a majority of the outstanding voting securities of the Company, in each case on not more than 60 days’ nor less than
30 days’ written notice to the Adviser, or by the Adviser upon not less than 60 days’ written notice to the Company, and will be terminated upon the mutual written consent of the Adviser and the Company. The Investment Advisory
Agreement also provides that it will terminate automatically in the event of its assignment by the Adviser and shall not be assignable by the Company without the consent of the Adviser. For the purposes of the Investment Advisory
Agreement, the terms “assignment” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.
The Company entered into an Organizational Costs Support and Reimbursement Letter Agreement with
Robinhood and the Adviser, dated June 29, 2026, which was approved by the Board. Pursuant to this agreement,

Robinhood agreed to pay all organizational costs of $1.7 million incurred by the Company or incurred by Robinhood on the Company’s behalf prior to the initial public offering of its common shares of beneficial interest. In the event the Company does not consummate the initial public offering of its Shares, Robinhood irrevocably forbears its right to seek reimbursement from the Company for such organizational costs. As a result of this agreement, organizational costs incurred for periods through the date of the initial public offering are borne by Robinhood until the initial public offering. In the event that the Company consummates the initial public offering of its Shares, the organizational costs will be charged to the Company by Robinhood immediately upon the consummation of the initial public offering, and the Company will reimburse Robinhood for such organizational costs from the proceeds received by the Company from the initial public offering. As a result, the organizational costs will immediately reduce the NAV of each Share purchased in this offering.
Management Fee
The Company will pay its Adviser a Management Fee for its services under the Investment Advisory
Agreement consisting of two components: a base management fee and an incentive fee. The cost of both the base management fee payable to our Adviser and any incentive fees payable to the Adviser will ultimately be borne by the Shareholders. The Management Fee is payable in cash.
Base Management Fee
In consideration of the investment advisory and other services provided by the Adviser, the Company pays the
Adviser a base management fee calculated and payable quarterly at an annual rate of 2% of the Company’s Net
Assets determined quarterly as of the end of each quarter (before the accrual of the base management fee for that quarter), effective upon the closing of the initial public offering of the Company. “Net Assets” means the total assets of the Company minus the Company’s liabilities.
Incentive Fee on Capital Gains
The Incentive Fee on Capital Gains, payable at the end of each fiscal year (or upon termination of the
Investment Advisory Agreement) in arrears, equals 20% of cumulative realized capital gains from inception to the end of each fiscal year, less cumulative realized capital losses and unrealized capital depreciation from inception to the end of each fiscal year, less the aggregate amount of any previously paid Incentive Fees on Capital Gains for prior periods. In no event will the Incentive Fee on Capital Gains payable pursuant to the Investment Advisory
Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof. The Incentive
Fee on Capital Gains determined at the end of our first fiscal year will be calculated for a period shorter than 12 months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.
For purposes of computing the Incentive Fee on Capital Gains, the calculation methodology will look through derivatives or swaps as if the Company owned the reference assets directly. Therefore, realized gains and realized losses on the disposition of any reference assets, as well as unrealized depreciation on reference assets retained in the derivative or swap, will be included on a cumulative basis in the calculation of the Incentive Fee on Capital Gains.
While the Investment Advisory Agreement neither includes nor contemplates the inclusion of unrealized gains in the calculation of the Incentive Fee on Capital Gains, as required by accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Company accrues Incentive Fees on Capital Gains on unrealized gains. This accrual reflects the Incentive Fees on Capital Gains that would be payable to the Adviser if the
Company’s entire investment portfolio was liquidated at its fair value as of the balance sheet date even though the
Adviser is not entitled to an Incentive Fee on Capital Gains with respect to unrealized gains unless and until such gains are actually realized.
The Incentive Fee on Capital Gains does not take into account the fees and expenses of the Company.

Example: Incentive Fee on Capital Gains(*):
Scenario 1
Assumptions
Year 1:$20 million investment made in Company A (“Investment A”) and $30 million investment made in
Company B (“Investment B”)
Year 2:Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be
$32 million
Year 3:FMV of Investment B determined to be $25 million
Year 4:Investment B sold for $31 million
The Incentive Fee on Capital Gains would be:
Year 1:None
Year 2:Incentive Fee on Capital Gains of $6 million — ($30 million realized capital gains on sale of
Investment A multiplied by 20%)
Year 3:None — $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (Incentive Fee on Capital Gains paid in Year 2)
Year 4:Incentive Fee on Capital Gains of $200,000 — $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (Incentive Fee on Capital Gains paid in Year 2)
Scenario 2
Assumptions
Year 1:$20 million investment made in Company A (“Investment A”), $30 million investment made in
Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
Year 2:Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of
Investment C determined to be $25 million
Year 3:FMV of Investment B determined to be $27 million and Investment C sold for $30 million
Year 4:FMV of Investment B determined to be $24 million
Year 5:Investment B sold for $20 million
The Incentive Fee on Capital Gains, if any, would be:
Year 1:None
Year 2:$5 million Incentive Fee on Capital Gains — 20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)
Year 3:$1.4 million Incentive Fee on Capital Gains(1) — $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment
B)) less $5 million (Incentive Fee on Capital Gains paid in Year 2)
Year 4:None

Year 5:None — $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative Incentive Fees on Capital
Gains paid in Year 2 and Year 3)(2)
*The hypothetical amounts of returns shown are based on a percentage of the Company’s total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.
(1)As illustrated in Year 3 of Scenario 2 above, if the Company were to be wound up on a date other than its fiscal year end of any year, the Company may have paid aggregate Incentive Fees on Capital Gains that are more than the amount of such fees that would be payable if the Company had been wound up on its fiscal year end of such year.
(2)As noted above, it is possible that the cumulative aggregate Incentive Fees on Capital Gains received by our Adviser ($6.4 million) is effectively greater than $5 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).
Administration Agreement
The Company has also entered into an Administration Agreement with the Administrator. Under the
Administration Agreement, the Administrator performs, or oversees the performance of administrative services necessary for the operation of the Company, which include, among other things, being responsible for the financial records which the Company is required to maintain and preparing reports to the Shareholders and reports filed with the SEC. In addition, the Administrator assists in determining and publishing the Company’s NAV, oversees the preparation and filing of the Company’s tax returns, oversees the printing and dissemination of reports to the
Shareholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. The Company will reimburse the Administrator for its allocable portion of the costs and expenses incurred by the Administrator in performance by the Administrator of its duties under the Administration Agreement, including technology costs and the Company’s allocable portion of cost of compensation and related expenses of the Company’s Chief Financial Officer and Chief Compliance Officer and
their respective staffs, as well as any costs and expenses incurred by the Administrator relating to any administrative or operating services provided by the Administrator to the Company (including costs and expenses incurred by the
Administrator in connection with the delegation of its obligations under the Administration Agreement to the Sub-
Administrator). The Company’s Board reviews the allocation methodologies with respect to such expenses. Under the Administration Agreement, non-investment professionals of the Administrator may provide, on behalf of the
Company, managerial assistance to those portfolio companies to which the Company is required to provide such assistance. To the extent that the Company’s Administrator outsources any of its functions, the Company pays the fees associated with such functions on a direct basis without profit to the Administrator.
The Administration Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Company, the Administrator and any partner, director, officer or employee of the Administrator, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Company for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Company, except as may otherwise be provided under provisions of applicable state law or federal securities law which cannot be waived or modified.
The Administration Agreement also provides that the Company shall indemnify, to the fullest extent permitted by law, the Administrator, or any partners, directors, officers or employees of the Administrator and their respective affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Company, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties to the Company.
The Administration Agreement was approved by the Board (including a majority of the Independent Trustees)
at a meeting held on May 21, 2026. The Administration Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by (i) the Board and (ii) a majority of those members of the Company’s Board of Trustees who are not parties to the Administration
Agreement or “interested persons” (as such term is defined in the 1940 Act and the rules and regulations thereunder)
of any such party. The Administration Agreement is terminable with respect to the Company without penalty by the
Board on not more than 60 days’ nor less than 30 days’ written notice to the Administrator, or by the Administrator upon not less than 60 days’ written notice to the Company, and will be terminated upon the mutual written consent of the Administrator and the Company. Neither party may assign (as such term is defined in the 1940 Act and the rules and regulations thereunder) the Administration Agreement without the prior written consent of the other party.

COMPANY EXPENSES
The Adviser will bear and pay the cost of all of the following expenses (“Adviser Expenses”) in connection with providing investment advisory services pursuant to the Investment Advisory Agreement: (i) payroll and other costs of management, administrative and clerical personnel, including, but not limited to, salaries, wages, payroll taxes, bonuses, cost of employee benefit plans and temporary office help expense, excluding expenses for Insourced
Services (as defined below); (ii) insurance premiums and fees (except for premiums or fees for trustees’ and officers’ liability insurance and other insurance protecting the Company or any indemnified party from liabilities in connection with the affairs of the Company); (iii) rent, utilities, telephone, office supplies and other office expenses;
and (iv) other similar routine administrative expenses.
The Company will bear all other expenses to be incurred in its operation (including to the extent such operations are performed by RHV or its affiliates), including, without limitation:
i.the Company’s share of all fees, costs and out-of-pocket expenses (including any legal and other professional fees and expenses and platform fees) incurred by the Company, RHV or its affiliates in connection with the formation of the Company (including all or a portion of such amounts in respect of the
Company and the development, formation and operation of investment vehicles established to facilitate investments by the Company, as well as other vehicles through which the Company makes or holds investments), the incorporation and registration of such entities (in the United States or otherwise), related regulatory filings (such as Form 10-K, Form 10-Q, Form 8-K and others), any related taxes, the offering and distribution of the interests therein (including legal and tax advice, preparation of disclosures, notifications, translations, publications (including without limitation on a website for regulatory, commercial or other purposes)), such share being determined as between the Company and any such other entity on a basis that RHV determines in good faith is appropriate (“Organizational Expenses”);
ii.legal (including without limitation in respect of corporate formalities, such as corporate secretary services and domiciliation services), accounting, regulatory (including expenses incurred in connection with certain filings and registrations), compliance (including compliance consultants), administrator, consulting
(including expert network and media consultants), valuation (including valuation consultants engaged by the Adviser), custodial, depositary, auditing, costs associated with any regulatory audit, investigation, settlement or review of any entity of the Company, costs incurred with any action, suit or proceeding of any kind or nature, transfer agency, third-party trustee, administrator and Shareholder servicing, banking, database subscriptions (including, without limitation, subscriptions used for the purposes of researching, monitoring, valuing, or obtaining market data in respect of potential or existing portfolio investments), software licensing, web hosting, digital platform, data aggregation, marketing, translation, reporting and other external professional fees and expenses, but excluding, for the avoidance of doubt, the costs of
RHV’s and its affiliates’ general compliance with law not related to the Company;
iii.out-of-pocket costs of developing, sourcing, evaluating, negotiating, structuring, obtaining regulatory approvals for, purchasing, trading, settling, monitoring, holding and disposing of potential investments, whether consummated or unconsummated and including expenses related to meetings or conferences hosted or attended by the Adviser, its affiliates or any of their respective employees to source investments, attendance at industry conferences and trade association memberships, and, in the case of unconsummated investments, break-up fees, and of making, monitoring, holding or selling investments (including, without limitation, expenses relating to risk assessment, due diligence or ongoing monitoring of potential and existing investments, including the environmental, social and governance risks related thereto), including expenses related to the organization or maintenance of any entity (including intermediate entities) used to acquire, hold or dispose of any investment or otherwise facilitate the Company’s investment activities, record-keeping expenses, travel, hotel accommodations, meals and entertainment expenses (“Travel
Expenses”), consulting fees and expenses and any finders, placement, brokerage or other similar fees and expenses;

iv.expenses associated with the preparation of the Company’s financial statements and tax returns, the representation of the Company or the Shareholders in tax matters and preparation of tax forms and the
Company’s information reporting regime compliance, and the preparation of tax reports for Shareholders;
v.out-of-pocket costs and expenses, including without limitation, Travel Expenses, of meeting with
Shareholders and reporting to the Shareholders, including expenses incurred in connection with the
Shareholder meetings (including Travel Expenses of the representatives of Shareholders, employees of
RHV or its affiliates, speakers and vendors), and annual software licensing fees and other fees related to investor reporting as well as publication costs (including without limitation on a website or database, for regulatory, commercial or other purposes);
vi.except as otherwise provided in the Administration Agreement or the Investment Advisory Agreement, any
taxes, fees or other governmental charges levied against the Company or its income or assets or in connection with its business or operations (including pursuant to any separate tax sharing agreement or similar agreement with any party);
vii.costs and expenses of the Board, including the operation of the board of any intermediary/holding vehicle,
Travel Expenses for members of the Board and employees of RHV or its affiliates incurred in connection with meetings of the Board, meetings with Shareholders or meetings related to the Company;
viii.the Management Fee;
ix.interest on, and fees and expenses related to or arising from, any incurrence of indebtedness, including without limitation in respect of any credit facility, guarantees of indebtedness, or hedging activities of the
Company (whether or not such facility or hedging arrangement is implemented);
x.premiums or fees for trustees’ and officers’ liability insurance and other insurance protecting the Company or any indemnified party from liabilities in connection with the affairs of the Company;
xi.amounts charged to the Company for certain non-advisory, reporting, oversight, legal, compliance, tax, valuation, accounting, information technology and security, clerical, and general administrative services provided by employees of the Adviser or its affiliates, including by persons who are officers of the
Company (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses)
(“Insourced Services”);
xii.interest costs related to borrowing, any related facility fees, commitment expenses and any other costs related to the borrowing;
xiii.all other costs and expenses of the Company, RHV or its affiliates in connection with the Company’s organization and/or operations other than Adviser Expenses, such as costs of litigation or other matters that are the subject of indemnification and costs of winding-up and liquidating the Company;
xiv.any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Company is a party and any indemnification expenses as provided for in the Company’s governing documents;
xv.fees and expenses incident to qualifying and listing of the Shares on any exchange;
xvi.the compensation of the Company’s Chief Compliance Officer and the salary of any compliance personnel of RHV and its affiliates who provide compliance-related services to the Company, provided such salary expenses are properly allocated between the Company and other affiliates, as applicable, and any costs associated with the monitoring, testing and revision of the Company’s compliance policies and procedures required by Rule 38a-1 under the 1940 Act;
xvii.the compensation of the Company’s Chief Financial Officer and the salary of any financial reporting personnel of the Adviser and its affiliates who provide financial reporting-related services to the Company,

provided such salary expenses are properly allocated between the Company and other affiliates, as applicable;
xviii.the allocated cost incurred by RHV and its affiliates in providing managerial assistance to those portfolio companies of the Company that requested it; and
xix.where appropriate and relevant, all ongoing costs and expenses, as detailed under (ii) to (xviii) above, as incurred in connection with, or by, any other vehicles through which the Company makes or holds investments, as well as the respective general partners or equivalent (if not a partnership) of such entities.
The Adviser has and may in the future enter into arrangements with certain persons to provide services to the
Adviser that benefit the Company. The Adviser will allocate fees and expenses with respect to such services on a fair and equitable basis.
The Company (and potentially a portfolio company or proposed portfolio company) may be charged amounts in connection with the provision of services by in-house personnel of the Adviser and any of its affiliates. The Adviser will make the foregoing determination as to such amounts in its discretion, taking into account factors that it reasonably believes to be appropriate in the circumstances.
The expenses, fees, and commissions that will be borne by the Company are set out in this Prospectus, but there is no formal cap on the level of those expenses.
Expenses to be borne by the Company will reduce the actual returns realized by Shareholders on their investment in the Company (and may, in certain circumstances, reduce the amount of capital available to be deployed by the Company in investments). Company expenses include recurring and regular items, as well as extraordinary expenses for which it may be hard to budget or forecast. As a result, the amount of Company expenses ultimately incurred or incurred at any one time may exceed amounts expected or budgeted by the Company.
The Adviser will make judgments with respect to allocation of expenses in its good faith discretion, notwithstanding its interest in the outcome, and may make corrective allocations after the fact should it determine that such corrections are necessary or advisable. Notwithstanding the foregoing, the portion of an expense allocated to the Company for a particular item or service may not reflect the relative benefit derived by the Company from that item or service in any particular instance.
Unless otherwise agreed in writing between the Company and the Adviser from time to time, to the extent that the Adviser or its affiliates (i) pays or otherwise bears the costs of any Company expenses or (ii) advances amounts to the Company on a temporary basis, the Company shall reimburse the Adviser or such affiliate for the same.
Organizational costs are expensed as incurred. Offering costs are charged to paid-in-capital upon the sale of
Shares that are issued and sold by the Company.

NET ASSET VALUATION
The NAV of the Company’s outstanding Shares will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.
The Board has approved procedures pursuant to which the Company will value its investments.
The Company’s written valuation procedures (the “Valuation Policy”) permits the Valuation Designee to use a variety of valuation methodologies in connection with valuing the Company’s investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. As a general matter, valuing securities and assets accurately is difficult and can be based on inputs and assumptions which may not always be correct.
In general, portfolio securities and assets of the Company for which market quotations are readily available will be valued on the basis of readily available market quotations at their current market value. Any security that is listed or traded on more than one public, major exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which it is traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market. Equity securities traded on a U.S. national securities exchange or a securities exchange abroad are generally valued at the price of the official close on the exchange as of the local market close on the exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing “bid” and “asked” prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the Nasdaq in which case it is valued at the Nasdaq official closing price. Such prices are provided by an approved pricing service or other pricing sources.
The value of any cash on hand or on deposit, bills and demand notices and accounts receivable, prepaid expenses, cash dividends and interest declared or accrued as aforesaid and not yet received shall be deemed to be the full amount thereof unless in any case the same is unlikely to be paid or received in full, in which case the value thereof shall be determined after making such discount as the Adviser may consider appropriate in such case to reflect the true value thereof.
Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.
With respect to portfolio securities and assets of the Company for which market quotations are not readily available or are deemed not reliable, which are expected to represent a substantial portion of the Company’s investments, the Company will value such securities at fair value according to the Valuation Policy and as determined in good faith by the Adviser, which has been appointed the Company’s Valuation Designee, under the oversight of the Board. The methods for valuing these securities may include: observable, company-specific hard events, including priced financings, tender/secondary transactions with determinable pricing, signed merger and acquisition agreements, initial public offerings/direct listings, liquidation events, or other objectively verifiable transactions with clear pricing implications; significant events and other issuer-specific information that may reasonably indicate a material change in value; company actions and communications that may inform value, such as board-approved recapitalizations, stock splits, or issuer-published tender prices, evaluated in light of the full information set available to the Adviser; credible third-party indications (e.g., large and recent secondary prints or other market participant data) where sufficiently reliable and relevant to the Company’s security and the issuer’s circumstances; model-based approaches and/or third-party valuation support, together with company performance indicators, comparable company data, and other reasonably reliable information when transactions are unavailable, not readily comparable to the Company’s security, or are deemed stale, or where significant events indicate transaction inputs may no longer be representative.
In determining fair value, the Company considers the specific contractual terms of the SAFE, including valuation caps, discounts (where applicable), and other economic features, and evaluates the implied value of the resulting equity interest across a range of scenarios. Where applicable, the Company may reference observable transaction data (including priced financing rounds or other transactions, or “Hard Events”) and may derive an implied as-converted value, adjusted as appropriate for the terms of the SAFE and other relevant considerations.
A SAFE investment’s value may not change for an extended period of time, for example, until a conversion is triggered. Upon conversion, the Company’s investment in the company that issued the SAFE may change significantly, impacting the Company’s NAV per share and potentially the trading price for the Shares. Because
SAFEs are valued based on estimates of future contingent events, their reported fair value may differ materially from realized outcomes.
Fund-of-fund investments, feeder funds, and SPVs will generally be valued based on (i) the most recently calculated NAV (or capital account balance) reported by the underlying vehicle, adjusted as necessary for known subscriptions/redemptions, fees/expenses, or other activity through the valuation date, and (ii) any other information reasonably available to assess whether the reported NAV remains representative as of the valuation date. If the reported NAV is not available or is determined not to be reliable/representative, the position will be valued at fair value as determined in good faith consistent with the Valuation Policy.
The valuation of the Company’s secondary investments in Private Vehicles is ordinarily determined based upon valuations provided by the Private Vehicle Managers, when available, and is subject to the same risks associated with the reliance on valuations provided by the Private Vehicle Managers as the primary investments in Private
Vehicles.
The Company’s officers, through the valuation committee of the Adviser (the “Valuation Committee”) and consistent with the monitoring and review responsibilities set forth in the Valuation Policy, regularly review procedures used and valuations provided by the pricing services. Valuations provided by pricing services are generally based on methods that the Valuation Committee believes are reasonably designed to approximate the amount that the Company would receive upon the sale of the portfolio security or asset. When providing valuations to the Company, pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Pricing services face the same challenges as the
Company in valuing securities and assets and may rely on limited available information.
The Board oversees the Adviser’s implementation of the Valuation Policy and may consult with representatives from the Company’s outside legal counsel or other third-party consultants in their discussions and deliberations. The value of the Company’s assets will be based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. The Adviser generally will value the Company’s investments in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 820 (“ASC 820”).
The Company expects that it will hold a significant proportion of its assets in private investments that do not have readily ascertainable market prices.
In the event that the Valuation Designee determines that the valuation guidelines in the Valuation Policy are impracticable or not appropriate in relation to a particular asset or liability of the Company, or in the case of assets or liabilities not specifically referenced in the Valuation Policy, the Valuation Designee shall determine prudently and in good faith the fair value of such asset or liability, including the potential to place a greater emphasis on internal pricing models. Such valuations might vary from similar valuations performed by independent third parties for similar types of securities or assets or liabilities. The valuation of illiquid securities and other assets and liabilities is inherently subjective and subject to increased risk that the information utilized to value such assets or liabilities or to create the price models could be inaccurate or subject to other errors.
Prospective investors should be aware that there can be no assurance that the valuation of the Company’s investments as determined under the procedures described above will in all cases be accurate, especially given that the Company and the Adviser do not generally have access to all necessary financial and other information relating to the Company’s investments to determine independently the NAV of the Company’s interests in those investments.

Investments valued at fair value by the Adviser will be subject to a new valuation determination upon the next quarterly valuation of the Company. Prospective investors should be aware that fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Company’s NAV. As a result, the Company’s issuance (including through dividend or distribution reinvestment) of Shares at a time when it owns investments that are valued at fair value may have the effect of diluting or increasing the economic interest of existing Shareholders.
The Adviser may engage a third-party valuation firm to review the valuation of fair-valued investments.
Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to the Company’s financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the Company’s financial statements.

UNDERWRITING
The Company, the Adviser, the selling shareholder and the Underwriters named below have entered into an underwriting agreement (the “Underwriting Agreement”) with respect to the Shares being offered. Subject to certain conditions, each Underwriter has severally agreed to purchase the number of Shares indicated in the following table.
Goldman Sachs & Co. LLC is acting as the sole representative of the Underwriters.

Underwriter	Number of Shares
Goldman Sachs & Co. LLC .................................................................................................................	[•]
Citigroup Global Markets Inc. .............................................................................................................	[•]
J.P. Morgan Securities LLC .................................................................................................................	[•]
UBS Securities LLC ............................................................................................................................	[•]
Wells Fargo Securities, LLC ...............................................................................................................	[•]
Total ...................................................................................................................................................	[•]
The Underwriters are committed to take and pay for all of the Shares being offered by the Company and the selling shareholder, if any are taken, other than the Shares covered by the option described below unless and until this option is exercised. The offering of the Shares by the Underwriters is subject to receipt and acceptance and subject to the Underwriters’ right to reject any order in whole or in part.
If an Underwriter fails to purchase the Shares it has agreed to purchase, the Underwriting Agreement provides that one or more substitute underwriters may be found, the purchase commitments of the remaining Underwriters may be increased or the Underwriting Agreement may be terminated.
The Company has granted to the Underwriters an option, exercisable for 30 days from the date of this
Prospectus, to purchase up to an additional 1,200,000 Shares at the initial offering price, less the Underwriters’
commission. The Underwriters may exercise such option to cover sales by the Underwriters of a greater number of
Shares than the total number set forth in the table above.
The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Shares included in this offering are subject to approval of certain legal matters by counsel and certain other conditions.
The Underwriters will deduct from the gross offering proceeds a sales load of $9,000,000, which is equal to
$1.125 per Share (4.50% of the public offering price per Share).
Total underwriting compensation determined in accordance with Financial Industry Regulatory Authority, Inc.
(“FINRA”) rules is summarized as follows. The Underwriters will deduct from the sale of the Shares in the public offering a sales load in the amount of $9,000,000, which represents 4.50% of the total proceeds in the public offering. In addition, the Company and the Adviser have agreed to reimburse the Underwriters for the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Shares in an amount not to exceed $25,000 in the aggregate, which amount will be approximately 0.01%
of the total public offering price of the Shares if the Underwriters’ option to purchase additional shares is not exercised.
In addition, the Company will bear all costs associated with this offering. The Company will also pay the fees and expenses (other than underwriting commissions) of the selling shareholder.
Prior to this offering, there has been no public or private market for the Shares of the Company. Consequently, the offering price for the Shares was determined by negotiation among the Company, the selling shareholder and the
Underwriters. There can be no assurance, however, that the price at which the Shares sell after this offering will not be lower than the price at which they are sold in the initial public offering by the Underwriters or that an active trading market in the Shares will develop and continue after this offering.

The Shares are expected to be listed, subject to official notice of issuance, on the NYSE under the symbol
“RVII.” In connection with the requirements for listing the Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Shares to a minimum of 400 beneficial owners in North America.
The Underwriters have informed the Company that they do not intend sales to discretionary accounts to exceed five percent of the total number of Shares offered by them.
It is anticipated that a portion of the Shares offered by this Prospectus will be offered through Robinhood
Financial, acting as a selling group member, to allocate for sale to its customers through its IPO Access feature on the Robinhood platform. It is further anticipated that a portion of the Shares offered by this Prospectus will be offered through TradePMR, acting as a selling group member, to allocate for sale to its investment adviser customers and their clients through its Advisor IPO Access feature on the Fusion platform. Any such sales will be made at the same initial public offering price, and at the same time, as any other purchases in this offering, including purchases by institutions and other large investors, and in accordance with customary broker-dealer practices and procedures. Robinhood Financial and TradePMR will not retain any fees or other amounts received in connection with this service to the Company.
The Company and the selling shareholder have each agreed to indemnify the Underwriters and their controlling persons for certain liabilities, including liabilities under the Securities Act, or to contribute to payments the
Underwriters may be required to make in respect of those liabilities, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.
The selling shareholder is an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act.
The Company has agreed with the Underwriters pursuant to the Underwriting Agreement that for a period of
180 days after the date of this Prospectus (such period, the “Company Lock-Up Period”), the Company will not (i)
offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any securities of the Company that are substantially similar to the Shares, including but not limited to any options or warrants to purchase Shares or any securities that are convertible into or exchangeable for, or that represent the right to receive, Shares or any such substantially similar securities, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Shares or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Shares or such other securities, in cash or otherwise (other than the Shares to be issued pursuant to the
DRIP), without the prior written consent of Goldman Sachs & Co. LLC; provided that nothing therein shall prevent the Company from issuing Shares pursuant to the DRIP.
Robinhood and the Employee Fund have entered into lock-up agreements with the Underwriters pursuant to which Robinhood and the Employee Fund, with limited exceptions, have agreed that for a period of 30 days after the date of this Prospectus (such period, the “Robinhood Lock-Up Period”), they will not (and will not cause or direct any of their affiliates to), without the prior written consent of Goldman Sachs & Co. LLC, (1) offer, sell, contract to sell, pledge, grant any option, right or warrant to purchase, purchase any option or contract to sell, lend or otherwise transfer or dispose of any Shares, or any options or warrants to purchase any Shares, or any securities convertible into, exchangeable for or that represent the right to receive Shares (such Shares, options, rights, warrants or other securities, collectively, “Lock-Up Securities”), including without limitation any such Lock-Up Securities now owned or hereafter acquired by Robinhood, (2) engage in any hedging or other transaction or arrangement
(including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined)
which is designed to or which reasonably could be expected to lead to or result in a sale, loan, pledge or other disposition (whether by Robinhood or someone other than Robinhood), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of any Lock-Up Securities, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Shares or other securities, in cash or otherwise (any such sale, loan, pledge or other disposition, or transfer of economic consequences, a “Transfer”), (3) except with respect to the exercise of the rights (the “Registration Rights”) to request that the Company register any Shares under any registration statement(s) on Form N-2 as described in the
Prospectus, make any demand for or exercise any right with respect to the registration of any Lock-Up Securities or

(4) except with respect to the exercise of the Registration Rights, otherwise publicly announce any intention to engage in or cause any action, activity, transaction or arrangement described in clause (1), (2) or (3) above.
Notwithstanding the foregoing, if the reported closing price of the Shares on the NYSE is at least 20% greater than the initial public offering price per share set forth on the cover page of this Prospectus on or after the 15th day
(or, if such 15th day is not a trading day, then the first trading day after such 15th day), the Robinhood Lock-Up
Period shall automatically expire beginning at the opening of trading on the first trading day thereafter with respect to all the Shares subject to lock-up agreements, and beginning at the opening of trading on the first trading day thereafter, such released shares may be sold in the public market, subject to compliance with applicable securities laws.
The restrictions imposed by the lock-up agreements applicable to Robinhood and the Employee Fund are subject to certain exceptions, including with respect to: (a) transfers of Lock-Up Securities: (i) as one or more bona fide gifts or charitable contributions, or for bona fide estate planning purposes; (ii) to a partnership, limited liability company or other entity of which Robinhood is the legal and beneficial owner of all of the outstanding equity securities or similar interests; (iii) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (a)(i) through (ii) above; (iv) (A) to another corporation, partnership, limited liability company or other business entity that is an affiliate (as defined in Rule 405 under the Securities Act) of
Robinhood, or to any investment fund or other entity which fund or entity is controlled or managed by Robinhood or affiliates of Robinhood, or (B) as part of a distribution by Robinhood to its shareholders, partners, members or other equityholders or to the estate of any such shareholders, partners, members or other equityholders; (v) by operation of law, such as pursuant to a qualified domestic order, divorce settlement, divorce decree or separation agreement or other court order; (vi) in connection with a sale of Shares acquired (A) from the Underwriters in this initial public offering or (B) in open market transactions after the closing date of this initial public offering; or (vii) with the prior written consent of Goldman Sachs & Co. LLC; provided that (A) in the case of clauses (a)(i), (ii), (iii) and (iv)
above, such transfer or distribution shall not involve a disposition for value (other than, in the case of the Employee
Fund, a distribution to a limited partner of the Employee Fund in connection with the cessation of such limited partner’s employment at Robinhood), (B) in the case of clauses (a)(i), (ii), (iii), (iv) and (v) above, it shall be a condition to the transfer or distribution that the donee, devisee, transferee or distributee, as the case may be, shall sign and deliver a lock‑up agreement, (C) in the case of clauses (a)(ii), (iii) and (iv) above, no filing by any party
(including, without limitation, any donor, donee, devisee, transferor, transferee, distributor or distributee) under the
Exchange Act, or other public filing, report or announcement reporting a reduction in beneficial ownership of Lock-
Up Securities shall be required or shall be voluntarily made in connection with such transfer or distribution, and (D)
in the case of clauses (a)(i), (v) and (vi) above, no filing under the Exchange Act or other public filing, report or announcement shall be voluntarily made, and if any such filing, report or announcement shall be legally required during the Robinhood Lock-Up Period, such filing, report or announcement shall clearly indicate in the footnotes thereto (A) the circumstances of such transfer or distribution and (B) in the case of a transfer or distribution pursuant to clauses (a)(i) or (v) above, that the donee, devisee, transferee or distributee has agreed to be bound by a lock-up agreement; (b) entering into a written plan meeting the requirements of Rule 10b5-1 under the Exchange Act relating to the transfer, sale or other disposition of Robinhood’s Lock-Up Securities, if then permitted by the
Company, provided that none of the securities subject to such plan may be transferred, sold or otherwise disposed of until after the expiration of the Robinhood Lock-Up Period and no public announcement, report or filing under the
Exchange Act, or any other public filing, report or announcement, shall be voluntarily made (whether by or on behalf of Robinhood, the Company or any other party) regarding, or that otherwise discloses, the establishment of such plan during the Robinhood Lock-Up Period, and if any such filing, report or announcement shall be legally required during the Robinhood Lock-Up Period, such filing, report or announcement shall clearly indicate that none of the securities subject to such plan may be transferred, sold or otherwise disposed of pursuant to such plan until after the expiration of the Robinhood Lock-Up Period; (c) transfers of Robinhood’s Lock-Up Securities pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the Board of the Company and made to all holders of the Shares involving a change of control of the Company (for purposes hereof, “change of control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of shares of equity interests if, after such transfer, such person or group of affiliated persons would hold at least a majority of the outstanding voting securities of the Company (or the surviving entity)); provided that in the event that such tender offer, merger, consolidation or other similar transaction is not completed, Robinhood’s Lock-Up Securities shall remain subject to the provisions of the lock-up agreement; and (d) transfers or sales of Shares to the
Underwriters pursuant to the Underwriting Agreement.
Price Stabilization, Short Positions and Penalty Bids. In connection with this offering, the Underwriters may purchase and sell Shares in the open market. These transactions may include short sales and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Short sales involve the sale by the Underwriters of a greater number of Shares than they are required to purchase in the offering, and a short position represents the amount of such sales that have not been covered by subsequent purchases. A “covered short position” is a short position that is not greater than the amount of additional Shares for which the Underwriters’
option described above may be exercised. The Underwriters may cover any covered short position by either exercising their option to purchase additional Shares or purchasing Shares in the open market. In determining the source of Shares to cover the covered short position, the Underwriters will consider, among other things, the price of
Shares available for purchase in the open market as compared to the price at which it may purchase additional
Shares pursuant to the option described above. “Naked” short sales are any short sales that create a short position greater than the amount of additional Shares for which the option described above may be exercised. The
Underwriters must cover any such naked short position by purchasing Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Shares than they are required to purchase from the Company in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Shares sold in this offering for their account may be reclaimed by the syndicate if such Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the NYSE or otherwise. Neither the Company, the selling shareholder nor any of the
Underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Shares. In addition, neither the Company, the selling shareholder nor any of the Underwriters make any representation that the Underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.
Other Relationships. The Underwriters and their respective affiliates are full-service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage and other financial and non-financial activities and services. Certain of the Underwriters and their affiliates have provided, and may in the future provide, a variety of these services to the Company, the selling shareholder and to persons and entities with relationships with the Company or the selling shareholder, for which they received or will receive customary fees and expenses. The Company anticipates that from time to time certain of Underwriters may act as brokers or dealers in connection with the execution of the Company’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are an Underwriter. The
Underwriters may perform investment banking and advisory services for the Adviser and its affiliates from time to time, for which it may receive customary fees and expenses. The Underwriters may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.
In the ordinary course of their various business activities, the Underwriters and their respective affiliates, officers, directors and associates may purchase, sell or hold a broad array of investments and actively trade securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments for their own account and for the accounts of their customers, and such investment and trading activities may involve or relate to assets (including securities in the Company’s investment portfolio), securities and/or instruments of the
Company (directly, as collateral securing other obligations or otherwise) and/or persons and entities with relationships with the Company. The Underwriters and their respective affiliates may also communicate independent investment recommendations, market color or trading ideas and/or publish, maintain or express independent research or valuation views in respect of such assets, securities or instruments and may at any time hold, or recommend to clients that they should acquire, long and/or short positions in such assets, securities and instruments.
Certain Underwriters and their respective affiliates may have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company or its affiliates. They may have or may in the future receive customary fees and commissions for these transactions.
Electronic Distribution. In connection with the offering, certain Underwriters or selected dealers may distribute prospectuses electronically. A prospectus in electronic format may be made available on websites maintained by the
Underwriters or one or more selling group members participating in this offering. The Underwriters may agree to allocate a number of Shares to selling group members for sale to their online brokerage account holders. Internet distributions will be allocated by the Underwriters to selling group members that may make internet distributions on the same basis as allocations made by the Underwriters.
Other Information. Other than in the United States, no action has been taken by the Company or the
Underwriters that would permit a public offering of the securities offered by this Prospectus in any jurisdiction where action for that purpose is required. The securities offered by this Prospectus may not be offered or sold, directly or indirectly, nor may this Prospectus or any other offering material or advertisements in connection with the offer and sale of any such securities be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this Prospectus comes are advised to inform themselves about and to observe any restrictions relating to the offering and the distribution of this Prospectus. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities offered by this Prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.
The principal business address of Goldman Sachs & Co. LLC is 200 West Street, New York, New York 10282.
The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York
10013. The principal business address of J.P. Morgan Securities LLC is 383 Madison Avenue, New York, New
York 10179. The principal business address of UBS Securities LLC is 11 Madison Avenue, New York, New York
10010. The principal business address of Wells Fargo Securities, LLC is 550 South Tryon Street, Charlotte, North
Carolina 28202.

SELLING SHAREHOLDER
Robinhood, the parent company of RHV, and the initial shareholder of the Company, is participating as a selling shareholder in the initial public offering. More information about Robinhood and its relationships with the
Company and its affiliates is included in this Prospectus under the section entitled “Robinhood Overview.”
As of July 31, 2026, prior to the commencement of this initial public offering and before giving effect to the stock split described below, the selling shareholder directly held 952,899 (or 87.27%) of the Company’s outstanding
Shares. The Board has approved a stock split, described further below, that will modify the number of Shares owned by the selling shareholder prior to this offering. After giving effect to the stock split, 400,000 Shares will be offered for sale in this offering by the selling shareholder. Assuming all of the Shares offered by the Company and the selling shareholder are sold in this offering and assuming that the stock split is effected on a 1 to 0.978 basis (based on the NAV at July 31, 2026), the selling shareholder would directly hold 531,799 (or 6.14%) of the Shares after the completion of this offering (531,799 (or 5.39%) of the Shares, if the over-allotment option is exercised in full).
The following table contains information about the beneficial ownership of the Shares by the selling shareholder as of July 31, 2026 using the assumptions described above regarding the effect of the stock split, (i) immediately prior to the consummation of this offering and (ii) as adjusted to reflect the sale of Shares offered by this Prospectus:

	Shares before Offering		Shares after Offering (no option exercise)		Shares after Offering (full option exercise)
Beneficial Owner	Number	Percentage	Number	Percentage	Number	Percentage
Selling Shareholder:
Robinhood Markets, Inc.	1,067,778	100%	667,778	7.70%	667,778	6.77%
To the Company’s knowledge, the selling shareholder named in the table has sole voting and investment power with respect to all of the securities shown as beneficially owned by the selling shareholder. The number of securities shown represents the number of securities the selling shareholder “beneficially owns,” as determined by the rules of the SEC, including shares directly held by the Employee Fund, which is not a selling shareholder in this offering.
The SEC has defined “beneficial” ownership of a security to mean the possession, directly or indirectly, of voting power and/or investment power. A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement or (4) the automatic termination of a trust, discretionary account or similar arrangement.
On May 21, 2026, the Board approved a stock split such that, immediately before the completion of the initial public offering, each common share of beneficial interest issued and outstanding shall be reclassified, subdivided and changed into such number of Shares such that the NAV per Share plus the sales load per Share equals $25.00 per Share. The stock split will be determined based on the NAV on the date that is no earlier than two business days before the pricing of this offering. For reference, using the Company’s NAV per Share as of July 31, 2026 ($23.35)
and the sales load of $1.125, the stock split would have resulted in 1,067,778 Shares outstanding. The final stock split will be determined based on the NAV on the date that is no less than two business days before the pricing of this offering.
The calculation of the percentage of beneficial ownership prior to and after the offering is based on 1,067,778
Shares outstanding as of July 31, 2026. The calculation of the percentage of beneficial ownership after the offering is based on Shares outstanding immediately after the completion of this offering (assuming no exercise of the
Underwriters’ option to purchase additional Shares solely to cover over-allotments, if any, from the Company). The percentage of beneficial ownership after the offering is likely to change over time.
The selling shareholder and the Employee Fund have entered into lock-up agreements with the Underwriters pursuant to which the selling shareholder and the Employee Fund, with limited exceptions, have agreed that for the
Robinhood Lock-Up Period they will not (and will not cause or direct any of their affiliates to), without the prior written consent of Goldman Sachs & Co. LLC, (1) offer, sell, contract to sell, pledge, grant any option, right or warrant to purchase, purchase any option or contract to sell, lend or otherwise transfer or dispose of Lock-Up

Securities, including without limitation any such Lock-Up Securities now owned or hereafter acquired by the selling shareholder, (2) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to or which reasonably could be expected to lead to or result in a Transfer, (3) except with respect to the exercise of the Registration Rights, make any demand for or exercise any right with respect to the registration of any Lock-Up Securities or (4) except with respect to the exercise of the Registration Rights, otherwise publicly announce any intention to engage in or cause any action, activity, transaction or arrangement described in clause (1), (2) or (3) above.
Notwithstanding the foregoing, if the reported closing price of the Shares on the NYSE is at least 20% greater than the initial public offering price per share set forth on the cover page of this Prospectus on or after the 15th day
(or, if such 15th day is not a trading day, then the first trading day after such 15th day), the Robinhood Lock-Up
Period shall automatically expire beginning at the opening of trading on the first trading day thereafter with respect to all the Shares subject to lock-up agreements, and beginning at the opening of trading on the first trading day thereafter, such released shares may be sold in the public market, subject to compliance with applicable securities laws.
The restrictions imposed by the lock-up agreement applicable to the selling shareholder are subject to certain exceptions, including with respect to: (a) transfers of Lock-Up Securities: (i) as one or more bona fide gifts or charitable contributions, or for bona fide estate planning purposes; (ii) to a partnership, limited liability company or other entity of which the selling shareholder is the legal and beneficial owner of all of the outstanding equity securities or similar interests; (iii) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (a)(i) through (ii) above; (iv) (A) to another corporation, partnership, limited liability company or other business entity that is an affiliate (as defined in Rule 405 under the Securities Act) of the selling shareholder, or to any investment fund or other entity which fund or entity is controlled or managed by the selling shareholder or affiliates of the selling shareholder, or (B) as part of a distribution by the selling shareholder to its shareholders, partners, members or other equityholders or to the estate of any such shareholders, partners, members or other equityholders; (v) by operation of law, such as pursuant to a qualified domestic order, divorce settlement, divorce decree or separation agreement or other court order; (vi) in connection with a sale of the selling shareholder’s Shares acquired (A) from the Underwriters in this initial public offering or (B) in open market transactions after the closing date of this initial public offering; or (vii) with the prior written consent of Goldman
Sachs & Co. LLC; provided that (A) in the case of clauses (a)(i), (ii), (iii) and (iv) above, such transfer or distribution shall not involve a disposition for value  (other than, in the case of the Employee Fund, a distribution to a limited partner of the Employee Fund in connection with the cessation of such limited partner’s employment at
Robinhood), (B) in the case of clauses (a)(i), (ii), (iii), (iv) and (v) above, it shall be a condition to the transfer or distribution that the donee, devisee, transferee or distributee, as the case may be, shall sign and deliver a lock‑up agreement, (C) in the case of clauses (a)(ii), (iii) and (iv) above, no filing by any party (including, without limitation, any donor, donee, devisee, transferor, transferee, distributor or distributee) under the Exchange Act, or other public filing, report or announcement reporting a reduction in beneficial ownership of Lock-Up Securities shall be required or shall be voluntarily made in connection with such transfer or distribution, and (D) in the case of clauses (a)(i), (v)
and (vi) above, no filing under the Exchange Act or other public filing, report or announcement shall be voluntarily made, and if any such filing, report or announcement shall be legally required during the Robinhood Lock-Up
Period, such filing, report or announcement shall clearly indicate in the footnotes thereto (A) the circumstances of such transfer or distribution and (B) in the case of a transfer or distribution pursuant to clauses (a)(i) or (v) above, that the donee, devisee, transferee or distributee has agreed to be bound by a lock-up agreement; (b) entering into a written plan meeting the requirements of Rule 10b5-1 under the Exchange Act relating to the transfer, sale or other disposition of the selling shareholder’s Lock-Up Securities, if then permitted by the Company, provided that none of the securities subject to such plan may be transferred, sold or otherwise disposed of until after the expiration of the
Robinhood Lock-Up Period and no public announcement, report or filing under the Exchange Act, or any other public filing, report or announcement, shall be voluntarily made (whether by or on behalf of the selling shareholder, the Company or any other party) regarding, or that otherwise discloses, the establishment of such plan during the
Robinhood Lock-Up Period, and if any such filing, report or announcement shall be legally required during the
Robinhood Lock-Up Period, such filing, report or announcement shall clearly indicate that none of the securities subject to such plan may be transferred, sold or otherwise disposed of pursuant to such plan until after the expiration of the Robinhood Lock-Up Period; (c) transfers of the selling shareholder’s Lock-Up Securities pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the Board and made to all holders of the Shares involving a change of control of the Company (for purposes hereof, “change of control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of shares of equity interests if, after such transfer, such person or group of affiliated persons would hold at least a majority of the outstanding voting securities of the Company (or the surviving entity)); provided that in the event that such tender offer, merger, consolidation or other similar transaction is not completed, the selling shareholder’s Lock-Up Securities shall remain subject to the provisions of the lock-up agreement; and (d) transfers or sales of Shares pursuant to the Underwriting
Agreement.

CLOSED-END FUND STRUCTURE; NO RIGHT OF REDEMPTION
The Company is a diversified, closed-end management investment company with limited operating history that has elected to be regulated as a BDC under the 1940 Act. Closed-end funds differ from open-end funds in that closed-end funds do not redeem their shares at the request of an investor. No Shareholder has the right to require the
Company to redeem his, her or its Shares. While the Shares are expected to be listed on the NYSE, an active public market for the Shares may not develop. As a result, Shareholders may not be able to liquidate their investment.
Accordingly, Shareholders should consider that they may not have access to the funds they invest in the Company for an indefinite period of time.

DISTRIBUTIONS
The timing and amount of our future dividends, if any, will be determined by the Board. Any dividends to the
Shareholders will be declared out of assets legally available for distribution. The Company intends to focus on making capital gains-based investments from which the Company will derive primarily capital gains. As a consequence, the Company does not anticipate that it will pay dividends on a quarterly basis or become a predictable distributor of dividends. However, if there are earnings or realized capital gains to be distributed, the Company intends to declare and pay a dividend at least annually. The Company intends to elect to be treated as a RIC for federal income tax purposes and expects to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. To maintain RIC status, the Company must, among other things, distribute at least 90% of the sum of the Company’s net ordinary income and realized net short-term capital gains in excess of realized net long-
term capital losses, if any, out of assets legally available for distribution. To avoid the imposition of a 4% U.S.
federal excise tax, the Company must distribute during each calendar year an amount equal to the sum of (1) at least
98% of its ordinary income for the calendar year, (2) at least 98.2% of its capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year and (3) certain undistributed amounts from previous years on which the Company paid no U.S. federal income tax.
In order to minimize the imposition of the 4% federal excise tax, the Company generally intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax.
The Company cannot assure Shareholders that the Company will achieve investment results that would allow the Company to make distributions. All distributions will be at the sole discretion of the Board and will depend on the Company’s ability to dispose of its investments, any net investment income, its financial condition, compliance with applicable BDC regulations and such other factors as the Board may deem relevant from time to time.
For any distribution, the Company will calculate each Shareholder’s specific distribution amount for the period using record and ex-dividend dates.
The Company may finance its cash distributions to Shareholders from any sources of funds available to the
Company, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including fund investments), non-capital gains proceeds from the sale of assets (including fund investments), dividends or other distributions paid to the Company on account of preferred and common equity investments or other sources. The Company has not established limits on the amount of funds the Company may use from available sources to make distributions.
As soon as practicable after the end of each calendar year, the Company will provide to each Shareholder a statement on IRS Form 1099-DIV (or successor form) or IRS Form 1042-S (or successor form), as applicable, identifying the amount and character (e.g., ordinary dividend income, qualified dividend income or long-term capital gain) of the distributions includable in that Shareholder’s taxable income for such year. Shareholders that hold their
Shares in the Company through a financial intermediary will receive this information from such financial intermediary. The Company’s distributions may exceed the Company’s earnings, especially during the period before the Company has substantially invested the proceeds from this offering. As a result, a portion of the distributions the
Company makes may represent a return of capital for U.S. federal income tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Company’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to RHV. See “Material U.S. Federal Income Tax Considerations” for more information.
Shareholders will automatically have all distributions reinvested in Shares of the Company issued by the
Company in accordance with the Company’s DRIP (as defined below) unless an election is made to receive cash.
See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN
To the extent the Company determines to pay distributions in the future, the Company has established a DRIP administered by EQ. Pursuant to the DRIP, any dividends or other distributions, net of any applicable U.S. federal withholding tax, paid by the Company will be reinvested automatically in the Shares of the Company. As a result, if the Board authorizes, and the Company declares, a cash dividend or other distribution, that dividend or other distribution will be automatically reinvested in additional Shares, rather than being paid to Shareholders in cash. In this way, Shareholders can maintain an undiluted investment while still allowing the Company to pay out distributable income. Other than through the DRIP, the Company has no current plan to issue additional Shares following the completion of this offering.
Shareholders automatically participate in the DRIP, unless and until a Shareholder elects to withdraw from the
DRIP. A Shareholder who does not wish to participate in the DRIP and have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to Equiniti Trust Company,
LLC at 1110 Centre Pointe Curve, Suite 101, Mendota Heights, MN 55120. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by three (3)
days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Company’s distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.
When the Company declares a distribution, EQ, on the Shareholder’s behalf, will receive additional authorized
Shares from the Company. The Shares are acquired either (i) through receipt of additional unissued but authorized
Shares from the Company (“Newly Issued Shares”) or (ii) by purchase of outstanding Shares on the open market
(“Open-Market Purchases”) on the NYSE or elsewhere. If, on a dividend payment date, the Company’s NAV is equal to or less than the market price per Share on the NYSE plus estimated brokerage commissions (such condition being referred to as “market premium”), EQ will invest the dividend amount in Newly Issued Shares on behalf of the
Shareholder. The number of Newly Issued Shares to be credited to the Shareholder’s account will be determined by dividing the dollar amount of the dividend by the Company’s NAV per Share on the date the Shares are issued, unless the Company’s NAV is less than 95% of the then-current market price per Share, in which case the dollar amount of the dividend will be divided by 95% of the then-current market price per Share on the NYSE. If on the dividend payment date the Company’s NAV is greater than the market price per Share on the NYSE, EQ will invest the dividend amount in Shares acquired on behalf of the Shareholder in Open-Market Purchases. Although a
Shareholder may from time to time have an undivided fractional interest in Shares of the Company within the operation of the DRIP, and distributions made on fractional shares will be credited to the Shareholder’s account, no fractional Shares will be transferred. In the event of termination of a Shareholder’s account under the DRIP, EQ will either (i) continue to hold such Shareholder’s Shares in book-entry form, or (ii) transfer a whole number of Shares to a financial intermediary of such Shareholder’s choosing; in either case disbursing to the Shareholder an amount of cash equal to the value of any fractional Shares held, valued at the market value of the Shares at the time of termination.
EQ’s service fee, if any, and expenses for administering the plan will be paid for by the Company. There will be no brokerage charges to Shareholders with respect to Shares issued directly by the Company as a result of dividends or other distributions payable either in Shares or in cash. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to EQ’s Open-Market Purchases in connection with the reinvestment of cash dividends.
EQ will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. EQ will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each Shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP. EQ will distribute all proxy solicitation materials, if any, to participating Shareholders.
In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, EQ will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the
Shareholder’s name and held for the account of beneficial owners participating under the DRIP.
Neither EQ nor the Company shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither EQ nor the Company shall be liable hereunder for any act done in good faith or for any good faith omission to act, including, without limitation, failure to terminate a participant’s account promptly upon receipt of written notice of such participant’s death, or with respect to prices at which Shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Material U.S. Federal Income Tax
Considerations.”
The Company may elect to make non-cash distributions to Shareholders. Such distributions are not subject to the DRIP, and all Shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Company.
The Company reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Company reserves the right to amend the DRIP to include a service charge payable by the participants.
Additional information about the DRIP may be obtained by contacting Equiniti Trust Company, LLC by mail at
1110 Centre Pointe Curve, Suite 101, Mendota Heights, MN 55120 or by telephone at 800-937-5449.

DESCRIPTION OF SHARES
The Company is a statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust, dated as of February 27, 2026. Pursuant to the Declaration of Trust, the Company is authorized to issue an unlimited number of common shares of beneficial interest, without par value. Each Share, when issued and paid for in accordance with the terms of this offering and the Declaration of Trust, will be fully paid and non-assessable.
Distributions may be paid to holders of the Shares if, as and when authorized by the Board and declared by the
Company out of funds legally available therefor. All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. Under the rules of the NYSE currently applicable to listed companies, the Company will be required to hold an annual meeting of Shareholders in each fiscal year.
Listing and Symbol. The Shares are expected to be listed on the NYSE, subject to official notice of issuance, under the symbol “RVII.”
Voting Rights. Holders of Shares will vote as a single class to elect the Board and on additional matters with respect to which the 1940 Act mandates a vote by the Shareholders. If preferred shares are issued, holders of preferred shares will have a right to elect two of the Company’s Trustees, and will have certain other voting rights.
Each Share is entitled to one vote on all matters submitted to a vote of Shareholders, including the election of trustees. See “Certain Provisions in the Declaration of Trust - Anti-Takeover and Other Provisions.”
Registration Rights. Robinhood and its permitted transferees are entitled to certain rights with respect to the registration of such Shares. In connection with seed capital investments by Robinhood, the Company entered into a
RRA with Robinhood. Pursuant to the RRA, the Company agreed to use commercially reasonable efforts to file a resale registration statement to register the “Registrable Securities” covered by the RRA and to use best efforts to cause the registration statement to be declared effective as soon as practicable thereafter, but in no event later than fifteen (15) days after the date of this Prospectus and to use commercially reasonable efforts to maintain the effectiveness of such registration statement, subject to the lock-up agreement applicable to Robinhood described above. The registration of these shares would enable Robinhood and its permitted transferees to trade these shares without restriction under the Securities Act when the applicable registration statement is declared effective, subject to the lock-up agreement described above. The Company will pay the registration expenses (other than any underwriting discounts and selling commissions) for the shares registered for sale pursuant to the RRA.
Outstanding Securities. The following are the Company’s outstanding securities as of July 31, 2026 (prior to giving effect to the stock split):

Title of Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding Exclusive of Amounts Shown in Adjacent Column
Common Shares ................................................................	Unlimited	—	1,091,957

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST
An investor in the Company will be a Shareholder of the Company and his or her rights in the Company will be established and governed by the Declaration of Trust. A prospective investor and his or her advisers should carefully review the Declaration of Trust as each Shareholder will agree to be bound by its terms and conditions. The following is a summary description of certain items and select provisions of the Declaration of Trust that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust.
Shareholders; Issuance of Additional Shares
“Shareholders” shall mean as of any particular time the holders of record of outstanding Shares of the
Company, at such time. RHV or its affiliates have invested in the Company as a Shareholder and may do so in the
future.
Issuance of Additional Shares. The provisions of the 1940 Act generally require that the public offering price
(less underwriting commissions and discounts) of common shares sold by a business development company must equal or exceed the net asset value of such company’s common shares (calculated within 48 hours of the pricing of such offering), unless such sale is made with the consent of a majority of its common shareholders. The Company may, from time to time, seek the consent of Shareholders to permit the issuance and sale by the Company of Shares at a price below the Company’s then-current NAV, subject to certain conditions. If such consent is obtained, the
Company may, contemporaneous with and in no event more than one year following the receipt of such consent, sell
Shares at a price below NAV in accordance with any conditions adopted in connection with the giving of such consent. Additional information regarding any consent of Shareholders obtained by the Company and the applicable conditions imposed on the issuance and sale by the Company of Shares at a price below NAV will be disclosed in a prospectus supplement relating to any such offering of Shares at a price below NAV. Until such consent of
Shareholders, if any, is obtained, the Company may not sell Shares at a price below NAV.
Because the Company’s Base Management Fee is based upon the Company’s Net Assets determined quarterly as of the end of each quarter (before the accrual of the Management Fee for that quarter), the Adviser’s interests in recommending the issuance and sale of Shares at a price below NAV may conflict with the interests of the Company and its Shareholders.
Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All Shares issued are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights.
Anti-Takeover and Other Provisions
The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Company, to change the composition of the Board or convert the Company to open-
end status. These provisions may have the effect of discouraging attempts to acquire control of the Company, which attempts could have the effect of increasing the expenses of the Company and interfering with the normal operation of the Company. The terms for which the Trustees hold office are organized into three classes, and Trustees are elected to hold office for a term expiring at the annual meeting of Shareholders held in the third year following the year of their election. Any of the Trustees may be removed from office for cause only, and not without cause, and only by action taken by a majority of the remaining Trustees (or, in the case of an Independent Trustee, only by action taken by a majority of the remaining Independent Trustees). Whenever a vacancy in the Board of Trustees shall occur, the remaining Trustees may fill such vacancy by appointing any individual as they may determine in their sole discretion by a vote of a majority of the Trustees then in office, or may leave such vacancy unfilled or reduce the number of Trustees; provided the aggregate number of Trustees after such reduction shall not be less than the minimum number required in the Declaration of Trust. The Declaration of Trust requires the affirmative vote of not less than seventy-five percent (75%) of the Shares of the Company to approve, adopt or authorize an amendment to the Declaration of Trust that makes the Shares a “redeemable security” as that term is defined in the 1940 Act, unless such amendment has been approved by a majority of the Trustees then in office, in which case approval by the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, is required, notwithstanding any provisions of the Declaration of Trust or Bylaws. Upon the adoption of a proposal to convert the Company from a “closed-end company” to an “open-end company”, as those terms are defined by the 1940 Act, and the necessary amendments to the Declaration of Trust to permit such a conversion, the Company shall, upon complying with any requirements of the 1940 Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Company and any national securities exchange.
Certain Aspects of the Delaware Control Share Statute
Because the Company is organized as a Delaware statutory trust, it is subject to the control share acquisition provisions (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the
“DSTA”). The Control Share Statute became automatically applicable to listed business development companies organized as Delaware statutory trusts upon its effective date of August 1, 2022.
The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. These voting power thresholds are as follows:
•10% or more, but less than 15% of all voting power;
•15% or more, but less than 20% of all voting power;
•20% or more, but less than 25% of all voting power;
•25% or more, but less than 30% of all voting power;
•30% or more, but less than a majority of all voting power; or
•a majority or more of all voting power.
Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” which is broadly defined by the Control Share Statute.
Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Company with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by Shareholders of the Company or exempted by the Board. Approval by the Shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Company. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. The Board is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.
The Control Share Statute requires shareholders to disclose to the Company any control share acquisition within
10 days of such acquisition and, upon request, to provide any information that the Board reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The Control Share Statute may protect the long-term interests of Shareholders by limiting the ability of certain investors to use their ownership to attempt to disrupt the Company’s long-term strategy such as by forcing a liquidity event. However, the Control Share Statute may also serve to entrench the Board and make it less responsive to shareholder requests. The totality of positive or negative effects is difficult to predict as the Control Share Statute has been in effect for a relatively short period of time.
The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their Shares of the
Company and any subsequent acquisitions of Shares.

The Control Share Statute and the voting restrictions thereunder shall not apply to (i) any acquisition of preferred shares that may be issued by the Company and (ii) any acquisition or proposed acquisition of Shares by any company that, in accordance with the 1940 Act or SEC exemptive order or other regulatory relief or guidance, votes the Shares held by it in the same proportion as the vote of all other holders of such security or all securities.
Limitation of Liability; Indemnification
The Declaration of Trust hereby provides that the Company agrees to indemnify, out of Trust Property (as that term is defined in the Declaration of Trust), to the fullest extent permitted under applicable law, each person who at any time serves as a Trustee or officer of the Company (each such person being an “indemnitee”) against any liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise or settlements, or as fines and penalties; any expenses of establishing a right to indemnification under the Declaration of Trust; and
reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of, or advice in connection with, any action, suit, proceeding or investigation, whether civil or criminal, before or in connection with any court, or administrative or investigative body, in which he or she may be or may have been involved as a party, witness, participant or otherwise, or with which he or she may be or may have been threatened), incurred in connection with acting in any capacity set forth in the relevant provisions of the Declaration of Trust or by reason of his having acted in any such capacity, except with respect to any matter as to which he or she shall not have acted in good faith in the belief that his action was in the best interest of the Company or, in the case of any criminal proceeding, as to which he or she shall have had reasonable cause to believe that the conduct was unlawful;
provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv)
reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i)
through (iv) being sometimes referred to herein as “disabling conduct”); and provided further, that the termination of any proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not of itself create a presumption that the indemnitee did not act in good faith or that the indemnitee had reasonable cause to believe that his conduct was unlawful. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the
Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in the
Declaration of Trust shall continue as to a person who has ceased to be a Trustee or officer of the Company and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of the Declaration of Trust or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Company or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.
Derivative Actions, Direct Actions and Exclusive Jurisdiction
The Declaration of Trust provides that a Shareholder may bring a derivative action on behalf of the Company only if the following conditions (in addition to the requirements set forth in Section 3816 of the DSTA) are met: (i)
the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed, and a demand on the Board of Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not
“independent trustees” (as such term is defined in the DSTA); and (ii) unless a demand is not required under clause
(i), the Trustees must be afforded a reasonable amount of time (in any case, not less than ninety (90) days) to consider such Shareholder request and to investigate the basis of such claim (the Trustees may retain counsel or other advisors in considering the merits of the request and Shareholders making such request may be required to undertake to reimburse the Company for the expense of any such advisor if the Trustees determine not to take action). The Board may designate a committee of one Trustee to consider a Shareholder demand. A Shareholder may only bring a derivative action if Shareholders owning not less than ten percent (10%) of the then outstanding
Shares of the Company or such series or class join in the bringing of such action. Notwithstanding the foregoing, however, such provision shall not apply to any claims asserted under such U.S. federal securities laws.

Under the Declaration of Trust, actions by Shareholders against the Company asserting a claim governed by
Delaware law or the Company’s organizational documents must be brought in the Court of Chancery of the State of
Delaware or any other court in the State of Delaware with subject matter jurisdiction. Shareholders also waive the right to jury trial to the fullest extent permitted by law. This exclusive jurisdiction provision may make it more expensive for a Shareholder to bring a suit. Notwithstanding the foregoing, however, such provision shall not apply to any claims asserted under such U.S. federal securities laws.
Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals
The Bylaws provide that with respect to an annual meeting of Shareholders, nominations of persons for election to the Board and the proposal of business to be considered by Shareholders may be made only (1) pursuant to the
Company’s notice of meeting, (2) by or at the direction of the Board or (3) by any Shareholder of the Company who
was a Shareholder of record both at the time of giving of notice by the Shareholder as provided for in the Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the notice procedures set forth in the Bylaws.
With respect to special meetings of Shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only
(1) pursuant to the Company’s notice of meeting, (2) by or at the direction of the Board or (3) provided that the special meeting has been called for the purpose of electing trustees, by any Shareholder of the Company who is a
Shareholder of record both at the time of giving of notice provided for in the Bylaws and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in the Bylaws.
The purpose of requiring Shareholders to give advance notice of nominations and other business is to afford the
Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform Shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of Shareholders. Although the Bylaws do not give the Board any power to disapprove shareholder nominations for the election of trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of trustees or the consideration of Shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to the Company and Shareholders.
Amendment of the Declaration of Trust
The Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the
Board (including a majority of the Independent Trustees, if required by the 1940 Act) and without the approval of the Shareholders unless the approval of Shareholders is required under the 1940 Act or such an amendment would limit Shareholder rights, as discussed in the Declaration of Trust.
Term, Dissolution, and Liquidation
Subject to possible termination in accordance with the applicable provisions of the Declaration of Trust, the
Company shall have perpetual existence. Upon liquidation of the Company, after paying or adequately providing for the payment of all liabilities of the Company and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Company among the classes of Shares of the
Company in accordance with the respective rights of such classes.

ERISA CONSIDERATIONS
Employee benefit plans and other plans, accounts and arrangements subject to ERISA or Section 4975 of the
Code, including corporate pension and 401(k) plans, IRAs and Keogh plans (each, an “ERISA Plan”) may purchase
Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards, and fiduciaries should consider these standards when purchasing Shares with the assets of any ERISA Plan.
Because the Shares should qualify as “publicly-offered securities” within the meaning of 29 CFR § 2510.3-101, the underlying assets of the Company should not be considered to be “plan assets” of any ERISA Plan investing in the Company for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or
Section 4975 of the Code. Thus, it is not expected that the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Company.
The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Neither this discussion nor anything in this Prospectus is or is intended to be investment advice directed at any potential investor that is an ERISA Plan or at such investors generally. Potential investors should consult their legal advisers regarding the consequences under ERISA and the Code of an investment in the Company by an ERISA Plan.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a discussion of material U.S. federal income tax considerations affecting the Company and the ownership and disposition of Shares, but it does not purport to be a comprehensive description of all of the tax considerations that may be relevant to a particular person’s decision to acquire Shares. This discussion applies only to initial investors who hold Shares as capital assets for tax purposes. This discussion does not address federal estate, state, local and non-U.S. tax consequences, any minimum tax consequences or any consequences resulting from the
Medicare tax on investment income. Moreover, the discussion below does not address the consequences to taxpayers subject to special tax accounting rules under Section 451(b) of the Code. In addition, it does not describe all of the tax consequences that may be relevant to investors subject to special rules, such as:
•certain banks or financial institutions;
•insurance companies;
•certain dealers and traders in securities or commodities that use a mark-to-market method of tax accounting;
•investors holding Shares as part of a “straddle,” wash sale, conversion transaction, integrated transaction or constructive sale transaction;
•U.S. Shareholders (as defined below) whose functional currency is not the U.S. dollar;
•Non-U.S. Shareholders (as defined below) who own, or have owned, actually or constructively, more than
5% of the Shares;
•entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes;
•tax-exempt entities, including “individual retirement accounts” or “Roth IRAs” as defined in Section 408 or
408A of the Code, respectively;
•regulated investment companies; or
•real estate investment trusts.
If an entity that is classified as a partnership for U.S. federal income tax purposes holds Shares, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. If an investor is a partnership holding Shares or a partner in such a partnership, such investor should consult its tax advisor as to the particular U.S. federal tax consequences of holding and disposing of Shares to them.
This discussion is based on the Code, administrative pronouncements, judicial decisions and final, temporary and proposed U.S. Treasury Regulations, all as of the date hereof. These laws are subject to change, possibly on a retroactive basis. Persons considering the purchase of Shares should consult their own tax advisors concerning the
U.S. federal, state, local and non-U.S. tax consequences of owning and disposing of Shares in their particular circumstances.
Tax Treatment of the Company as a “C” Corporation
Until such time as the Company elects to be treated, and qualifies, as a RIC, and for any other period in which the Company fails to qualify as a RIC, the Company will be taxed as a “C” corporation for U.S. federal income tax purposes and will therefore be subject to corporate-level federal income tax on all of the Company’s income at rates applicable to corporations (currently 21%). Any such U.S. corporate income tax could materially reduce cash available to make distributions on Shares. The Company would not be able to deduct distributions to Shareholders, nor would the distributions be required to be made. Distributions made prior to such election to be treated as a RIC, to the extent of the Company’s current and accumulated earnings and profits, are taxable to the Shareholders and, provided certain customary limitations and restrictions are met, distributions to non-corporate U.S. Shareholders could qualify for treatment as “qualified dividend income” at favorable rates applicable to long-term capital gains.

Subject to customary limitations and restrictions, dividends paid to corporate U.S. Shareholders will be eligible for the dividends-received deduction. Distributions in excess of the Company’s current and accumulated earnings and profits will be treated first as a return of capital to the extent of a Shareholder’s tax basis, and any remaining distributions will be treated as a capital gain. The Company intends to elect to be treated as a RIC as of the
Company’s First Post-IPO Tax Year, and will be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Company was not a RIC as discussed below in
“Conversion to a Regulated Investment Company.” Except as stated otherwise, the remainder of this discussion assumes the Company will elect to be treated as a RIC.
Election to be Taxed as a Regulated Investment Company
Following this initial public offering of the Shares, the Company intends to elect to change its taxable year to a taxable year ending March 31. The Company intends to elect to be treated and intends to qualify each year as a RIC under Subchapter M of the Code, commencing with its taxable year ending March 31, 2027. The Company will be treated as a “C” corporation for U.S. federal income tax purposes, and will be subject to federal income tax at regular corporate rates, for its current taxable year, which will end on the date the sale of Shares pursuant to this initial public offering closes.
Conversion to a Regulated Investment Company
The Company intends to elect to be treated as a RIC under Subchapter M of the Code as of the Company’s First
Post-IPO Tax Year. As noted above, prior to the effective date of the Company’s RIC election, the Company will be taxable as a “C” corporation under Subchapter C of the Code. The Company anticipates that, on the effective date of that election, the Company may hold assets with “built-in gain,” which are assets whose fair market value as of the effective date of the election exceeds their tax basis. The Company intends to elect to recognize all of its built-in gain at the time of its conversion and pay tax currently on the built-in gain. Absent the foregoing election, the
Company would pay tax on such built-in gain in any asset sold in a taxable transaction during the five-year period beginning on the first day of its first taxable year as a RIC. The amount of this tax would vary depending on the assets that are actually sold by the Company in this five-year period, the actual amount of net built-in gain or loss present in those assets as of the effective date of the Company’s election to be treated as a RIC and effective tax rates. Recognized built-in gains that are ordinary in character and the excess of short-term capital gains over long-
term capital losses will be included in the Company’s investment company taxable income, and generally the
Company must distribute annually at least 90% of any such amounts (net of corporate taxes the Company pays on those gains) in order to be eligible for RIC tax treatment. Any such amount distributed likely will be taxable to
Shareholders as ordinary income. Built-in gains (net of taxes) that are recognized within the five-year period and that are long-term capital gains likely will also be distributed (or deemed distributed) annually to the Shareholders.
Any such amount distributed (or deemed distributed) likely will be taxable to Shareholders as capital gains.
One requirement to qualify as a RIC is that, by the end of the Company’s first taxable year as a RIC, the
Company must have eliminated the earnings and profits accumulated while the Company was taxable as a “C”
corporation. The Company intends to accomplish this by paying to Shareholders in the taxable year for which the
Company makes a RIC election a cash dividend representing all of the Company’s accumulated earnings and profits for the period from the Company’s inception through the end of the prior taxable year.
As of June 30, 2026, the Company had no accumulated earnings and profits and the Company does not currently expect to have any current and accumulated earnings and profits for the period from the Company's inception through the end of the Company's tax year that will end on the closing date of this initial public offering.
In the event the Company expects to have current and accumulated earnings and profits for the period from the
Company's inception through the end of the Company's tax year that will end on the closing date of this initial public offering, the Company intends to make a distribution before the closing of this initial public offering in an amount sufficient to eliminate all or substantially all of the Company’s current and accumulated earnings and profits through the end of the Company’s tax year that will end on the closing date of this initial public offering.

Taxation as a Regulated Investment Company
To qualify as a RIC, the Company must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership” (a
“QPTP”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, the following two requirements are met. First, at least 50% of the market value of its total assets is represented by cash and cash items,
U.S. Government securities, the securities of other RICs and securities of non-RIC issuers that meet the following criteria: the securities of the non-RIC issuer owned by the Company do not represent (A) more than 5% of the value of the Company’s total assets or (B) more than 10% of the outstanding voting securities of such issuer (subject to the exception described below). Second, not more than 25% of the market value of the Company’s total assets is invested in securities (other than U.S. Government securities and the securities of other regulated investment companies) (A) of any one issuer, (B) of any two or more issuers that the Company controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (C) of one or more QPTPs. The
Company may generate certain income that might not qualify as qualifying income for purposes of the 90% annual gross income requirement described above. The Company will monitor its transactions to endeavor to prevent disqualification as a RIC.
If the Company fails to satisfy the 90% annual gross income requirement or the asset diversification requirements discussed above in any taxable year, it may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and certain additional conditions are met, in which case an additional penalty tax would be payable with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the asset diversification requirements where the Company corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of the
Company’s income would be subject to corporate-level U.S. federal income tax as described below. The Company cannot provide assurance that it would qualify for any such relief should it fail the 90% annual gross income requirement or the asset diversification requirements discussed above.
As a RIC, in any taxable year with respect to which the Company timely distributes at least 90% of the sum of:
•its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid; and
•net tax exempt-interest income (which is the excess of the Company’s gross tax-exempt interest income over certain disallowed deductions)
(collectively, the “Annual Distribution Requirement”), the Company (but not its Shareholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (generally, net long-term capital gain in excess of short-term capital loss) that it distributes to its Shareholders. However, due to limits on the deductibility of certain expenses, the Company may, in certain years, have aggregate taxable income subject to the Annual Distribution Requirement that is in excess of the aggregate net income actually earned by it in those years.
To the extent that the Company meets the Annual Distribution Requirement but retains any net capital gain for investment or any investment company taxable income, the Company will be subject to U.S. federal income tax on such income at the regular corporate income tax rates. The Company may choose to retain any net capital gain for investment or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.

A 4% U.S. federal excise tax is imposed on a RIC if the RIC does not meet certain additional distribution requirements for each calendar year. To avoid this tax, the Company must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:
•at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year;
•at least 98.2% of the amount by which the Company’s capital gains exceed its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year; and
•certain undistributed amounts from previous years on which the Company paid no U.S. federal income tax
(collectively, the “Excise Tax Exemption Requirement”).
While the Company generally intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, sufficient amounts of its taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, the Company will be liable for the tax only on the amount by which it does not meet the Excise Tax Exemption Requirement.
If, in any particular taxable year, the Company does not satisfy the Annual Distribution Requirement or fails to qualify as a RIC (for example, because the Company fails the 90% annual gross income requirement described above), and relief is not available as discussed above, all of the Company’s taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to Shareholders, and distributions generally will be taxable to the Shareholders as ordinary dividends to the extent of the Company’s current and accumulated earnings and profits.
If the Company realizes a net capital loss during any year in which it is a RIC, the excess of its net short-term capital loss over its net long-term capital gain would be treated as a short-term capital loss arising on the first day of its next taxable year and the excess of the Company’s net long-term capital loss over its net short-term capital gain would be treated as a long-term capital loss arising on the first day of its next taxable year. If future capital gain is offset by carried forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether amounts corresponding to such gain are distributed to Shareholders. Accordingly, the
Company does not expect to distribute any such offsetting capital gain. A RIC cannot carry back or carry forward any net operating losses to offset its investment company taxable income.
The Company’s Investments
Certain of the Company’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things:
•disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends-
received deduction, net capital losses, business interest expenses and certain underwriting and similar fees;
•convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income;
•convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited);
•cause the Company to recognize income or gain without a corresponding receipt of cash;
•adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur;
•adversely alter the characterization of certain complex financial transactions; and
•produce income that will not qualify for purposes of the 90% annual gross income requirement described above.
The Company will monitor its transactions and may make certain tax elections, borrow money or dispose of securities (even if it is not advantageous to dispose of such securities) to mitigate the effect of these rules, prevent its disqualification as a RIC and prevent or mitigate imposition of corporate-level U.S. federal income tax. However, no assurance can be given as to the Company’s eligibility for any such tax elections or that any such tax elections that are made will fully mitigate the effects of these rules.
Investments the Company makes in securities issued at a discount or providing for deferred interest or PIK interest may be subject to special tax rules that will affect the amount, timing and character of distributions to
Shareholders. For example, if the Company buys a debt security whose “stated redemption price at maturity” (generally, the sum of all payments required under the note other than payments of “qualified stated
interest”, which generally is stated interest that is unconditionally payable in cash or in property other than debt instruments of the issuer at least annually at a single fixed rate) exceeds its issue price by an amount that does not satisfy a de minimis test, the Company will generally be required to accrue the excess amount on a daily basis in accordance with a constant yield-to-maturity method (unless otherwise accelerated) and to distribute such income on a timely basis each year (in advance of receipt of corresponding cash) to maintain the Company’s tax treatment as a
RIC and to avoid U.S. federal income and excise taxes. Because in these and certain other circumstances the
Company may recognize income before or without receiving cash representing such income or incur expenses that are not fully deductible for tax purposes, the Company may have difficulty making distributions in the amounts necessary to satisfy the requirements for avoiding U.S. federal income and excise taxes. Accordingly, the Company may have to sell some of the Company’s investments at times the Company would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If the
Company is not able to obtain cash from other sources, the Company may fail to qualify for RIC tax treatment and thereby be subject to corporate-level income tax.
Furthermore, a portfolio company in which the Company invests may face financial difficulty that requires the
Company to work out, modify or otherwise restructure the Company’s investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any such restructuring may also result in the Company’s recognition of a substantial amount of non-qualifying income for purposes of the 90%
gross income requirement or the Company receiving assets that would not count toward the asset diversification requirements.
Gain or loss recognized by the Company from warrants acquired by it as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Company held a particular warrant.
If the Company invests in foreign securities, it may be subject to withholding and other foreign taxes with respect to those securities. Shareholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to foreign taxes paid by the Company. If the Company acquires shares in a “passive foreign investment company” (a “PFIC”), the Company may be subject to U.S. federal income tax (plus an interest charge) on a portion of any “excess distribution” or gain from the disposition of such shares even if such amounts are distributed by the
Company to Shareholders. If the Company invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing treatment, the Company will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to it. Alternatively, subject to certain limitations, the Company can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Company will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. The Company’s ability to make either election will depend on factors beyond its control. Under either election, the Company may be required to recognize in a year income in excess of distributions it receives from PFICs and proceeds it receives from dispositions of PFIC stock during that year, and such income will nevertheless generally be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.
If the Company directly or indirectly holds 10% or more of the shares (by vote or value) in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), the Company may be required to include in its gross income its pro rata share of such CFC’s “subpart F income” and “Net CFC Tested Income,” whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a
CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or constructively) by U.S. shareholders. A “U.S. shareholder”, for purposes of this paragraph, is any U.S. person that possesses (directly, indirectly or constructively) 10% or more of the combined voting power of all classes of shares or 10% or more of the value of a corporation. If the Company is required to include its pro rata share of “subpart F income” or “Net CFC Tested Income” in its gross income for a taxable year, the Company will be required to include such income in its investment company taxable income regardless of whether it receives any actual distributions from such CFC, and the Company must distribute an amount equal to such income to satisfy the Annual Distribution Requirement and the Excise Tax Exemption Requirement.
Although the Code generally provides that income inclusions from QEFs and inclusions of subpart F income and Net CFC Tested Income from CFCs will be qualifying income for purposes of the 90% gross income requirement to the extent such income is distributed to a RIC in the year it is included in the RIC’s income, the Code does not specifically provide whether income inclusions from a QEF or inclusions of subpart F income and Net CFC
Tested Income during the RIC’s taxable year with respect to which no distribution is received would be qualifying income for the 90% gross income requirement. The U.S. Treasury, however, has issued regulations that treat such income as qualifying for purposes of the 90% gross income requirement, provided the income is derived with respect to a corporation’s business of investing in stock, securities or currencies.
The Company’s functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Company accrues income, expenses or other liabilities denominated in a foreign currency and the time the Company actually collects such income or pays such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also generally treated as ordinary income or loss.
If the Company borrows money, the Company may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on the Company’s ability to pay dividends may prevent it from meeting the Annual Distribution Requirement, and may, therefore, jeopardize the Company’s qualification for taxation as a
RIC, or subject it to the 4% excise tax.
Moreover, the Company’s ability to dispose of assets to meet its distribution requirements may be limited by (i)
the illiquid nature of the Company’s portfolio and (ii) other requirements relating to its status as a RIC, including the asset diversification requirements. If the Company disposes of assets to meet the Annual Distribution Requirement, the asset diversification requirements, or to reduce or eliminate the 4% excise tax, it may make such dispositions at times that, from an investment standpoint, are not advantageous.
Even if the Company is authorized to borrow funds and/or to sell assets in order to satisfy distribution requirements, under the 1940 Act, it is not permitted to make cash distributions to its Shareholders while its debt obligations and senior securities are outstanding unless certain “asset coverage” tests are met. This may also jeopardize the Company’s qualification for taxation as a RIC or subject the Company to the 4% excise tax.
Some of the income that the Company might otherwise earn, such as income recognized in a workout or restructuring of a portfolio investment, may cause the Company not to satisfy the 90% gross income requirement. To manage the risk that such income might disqualify the Company as a RIC as a result of the Company failing to satisfy the 90% gross income requirement, one or more of the Company’s subsidiaries treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income. Such corporations will be required to pay U.S. corporate income tax (and possible state or local tax) on their earnings, which ultimately will reduce the yield to Shareholders on such income and fees.
Failure to Qualify as a RIC
If the Company were to fail to qualify for treatment as a RIC, and relief is not available as discussed above, the
Company would be subject to tax on all of its taxable income at regular corporate rates, and it would not be able to deduct distributions to Shareholders. Distributions would generally be taxable to Shareholders as ordinary dividend income eligible for reduced maximum rates for non-corporate U.S. Shareholders (as defined below) (subject to certain limitations) to the extent of the Company’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. Shareholders (as defined below) would be eligible for the dividends-
received deduction. Distributions in excess of the Company’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. If the Company were to fail to meet the RIC requirements for more than two consecutive years and then to seek to requalify as a RIC, it would be required to recognize gain to the extent of any unrealized appreciation in its assets unless it made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding five-year period. The Company’s qualification and taxation as a RIC depends upon its ability to satisfy, on a continuing basis, through actual, annual operating results, various distribution, income- and asset-related requirements, and other requirements imposed under the Code. No assurance can be given that the Company will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate-level tax. In addition, because the relevant laws may change, compliance with one or more of the
RIC requirements may become impossible or impracticable.
Dividend Reinvestment Plan
As discussed under “Distributions” in the Prospectus, the timing and amount of our future dividends, if any, will be determined by the Board. In the event that the Company makes distributions on its Shares, such distributions
(net of any applicable U.S. federal withholding tax thereon) will automatically be reinvested into additional Shares pursuant to the Company’s DRIP unless a Shareholder elects to instead receive cash distributions. The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. Shareholders who receive distributions in the form of
Shares are subject to the same federal, state and local tax consequences as are Shareholders who elect to receive their distributions in cash. More specifically, under the DRIP, a Shareholder will be taxed upon the reinvested amounts as if such Shareholder actually received the distribution in cash and then reinvested the cash in Shares. The tax consequences of the receipt of distributions are discussed below in “Taxation of U.S. Shareholders” and
“Taxation of Non-U.S. Shareholders.” A Shareholder’s basis for determining gain or loss upon the sale of Shares received in a distribution from the Company will be equal to the total dollar amount of the distribution payable to the
Shareholder. Any Shares received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.
Taxation of U.S. Shareholders
As used herein, the term “U.S. Shareholder” means a beneficial owner of Shares that is, for U.S. federal tax purposes:
•a citizen or individual resident of the United States;
•a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the
United States, any state thereof or the District of Columbia; or
•an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.
Prospective investors that are not U.S. Shareholders should refer to the section “Non-U.S. Shareholders” below and are urged to consult their tax advisors with respect to the U.S. federal income tax consequences of an investment in the Shares, including the potential application of U.S. withholding taxes.
Taxation of Distributions
Distributions that the Company pays on Shares from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereinafter as “ordinary income dividends”) are generally taxable to U.S. Shareholders as ordinary income to the extent of the Company’s earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions of the Company’s net capital gains (which is generally the Company’s realized net long-term capital gains in excess of realized net short-term capital losses)
properly reported by the Company as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains, regardless of the U.S. Shareholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Provided that certain holding period and other requirements are met,

ordinary income dividends (if properly reported by the Company) may qualify (i) for the dividends-received deduction available to certain “C” corporations, but only to the extent that the Company’s income consists of certain qualifying dividend income from U.S. corporations and (ii) in the case of U.S. noncorporate Shareholders, as qualified dividend income eligible to be taxed at long-term capital gain rates to the extent that the Company earns qualified dividend income (generally, dividend income from taxable U.S. resident corporations and certain qualified foreign corporations). There can be no assurance as to what portion of the Company’s distributions will be eligible for the corporate dividends-received deduction or for the reduced rates applicable to qualified dividend income. It is anticipated that distributions paid by the Company generally will not be attributable to dividends and, therefore, generally will not be qualified dividend income.
Distributions in excess of the Company’s earnings and profits will first reduce the adjusted tax basis of a U.S.
Shareholder’s Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gain to the U.S.
Shareholder.
If the Company retains any net capital gain, it may designate the retained amounts as undistributed capital gain in a notice to U.S. Shareholders. If a designation is made, a U.S. Shareholder would include in income, as long-term capital gain, its proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for its proportionate share of the corporate tax paid by the Company. A U.S. Shareholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for its share of the taxes the Company paid. In addition, the tax basis of the Shares owned by a U.S. Shareholder would be increased by an amount equal to the difference between (i) the amount included in the U.S. Shareholder’s income as long-term capital gain and (ii) the U.S. Shareholder’s proportionate share of the corporate tax paid by the Company.
Dividends and other taxable distributions are taxable to the U.S. Shareholders even if they are reinvested in additional Shares. The Company has the ability to declare a large portion of a dividend in Shares. In August of 2017, the IRS promulgated guidance stating that as long as 20% of the dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, U.S.
Shareholders will be taxed on 100% of the dividend in the same manner as a cash dividend, even if most of the dividend was paid in Shares.
If the Company pays a U.S. Shareholder a dividend in January that was declared in the previous October,
November or December to Shareholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by the Company and received by a U.S. Shareholder on December 31 of the year in which the dividend was declared.
Sale or Other Disposition of Shares
A U.S. Shareholder will recognize gain or loss on the sale or exchange of the Shares in an amount equal to the difference between the U.S. Shareholder’s adjusted basis in the Shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a U.S. Shareholder on the sale or other disposition of the Shares will result in capital gain or loss, and will result in a long-term capital gain or loss if the Shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of the Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by a U.S. Shareholder. A loss realized on a sale or exchange of the Shares will be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the Shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.
Non-corporate U.S. Shareholders with income in excess of certain thresholds are, in general, subject to an additional 3.8% surtax on their “net investment income,” which ordinarily includes taxable distributions from the
Company and taxable gain on the disposition of the Shares.

Information Reporting and Backup Withholding
Distributions in respect of the Shares and gross proceeds from the disposition of the Shares are generally subject to information reporting, unless a U.S. Shareholder is an exempt recipient. The Company (or another applicable withholding agent) may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions or such gross proceeds to any non-corporate U.S. Shareholder (i) who fails to furnish the Company (or the other withholding agent) with a correct taxpayer identification number or a certificate that such U.S. Shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies the Company (or the other withholding agent) that such U.S. Shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under the backup withholding rules is allowed as a credit against the U.S.
Shareholder’s U.S. federal income tax liability and may entitle such U.S. Shareholder to a refund, provided that proper information is timely provided to the IRS.
Under U.S. Treasury Regulations, if a U.S. Shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year (or a greater loss over a combination of years), the U.S. Shareholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. U.S.
Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
U.S. Shareholders should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the Shares.
Taxation of Non-U.S. Shareholders
As used herein, the term “Non-U.S. Shareholder” means a beneficial owner of Shares that is, for U.S. federal tax purposes:
•a non-resident alien individual, other than certain former citizens and residents of the United States subject to tax as expatriates;
•a foreign corporation; or
•a foreign estate or trust.
A “Non-U.S. Shareholder” does not include a non-resident alien individual who is present in the United States for 183 days or more in the taxable year of disposition. Such an individual is urged to consult his or her own tax advisor regarding the U.S. federal income tax consequences of the sale or other disposition of Shares.
Whether an investment in the Shares is appropriate for a Non-U.S. Shareholder will depend upon that Non-U.S.
Shareholder’s particular circumstances. An investment in the Shares by a Non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisors before investing in the Shares.
Taxation of Distributions, Sale or Other Disposition of Shares
Distributions of ordinary income dividends to Non-U.S. Shareholders, subject to the discussion below, will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty)
to the extent of the Company’s current and accumulated earnings and profits. Different tax consequences may result if the Non-U.S. Shareholder is engaged in a trade or business in the United States (and, if required by an applicable income tax treaty, such Non-U.S. Shareholder conducts such trade or business through a permanent establishment in the United States). Special certification requirements apply to a Non-U.S. Shareholder that is a foreign trust, and such entities are urged to consult their tax advisors.

In general, no U.S. withholding taxes will be imposed on dividends paid by RICs to Non-U.S. Shareholders to the extent dividends are designated as “interest-related dividends” (and the Non-U.S. Shareholder does not own 10%
or more, actually or constructively, of the underlying payor of the interest, by vote), or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a Non-U.S. Shareholder, and that satisfy certain other requirements. No assurance can be given that the Company will distribute any interest-related or short-term capital gain dividends. In the case of Shares held through an intermediary, the intermediary may withhold even if the
Company reports all or a portion of any of the Company’s distributions as “interest-related dividends” or “short-term capital gain dividends.”
Actual or deemed distributions of the Company’s net capital gain to a Non-U.S. Shareholder, and gain recognized by a Non-U.S. Shareholder upon the sale of the Shares, generally will not be subject to U.S. federal withholding tax and will not be subject to U.S. federal income tax unless the distributions or gain, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States).
If the Company distributes its net capital gains in the form of deemed rather than actual distributions, a Non-
U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Shareholder’s allocable share of the tax it pays on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder is not otherwise required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Shareholder, distributions (both actual and deemed), and gains realized upon the sale of the Shares that are effectively connected with a U.S. trade or business (or, where an applicable treaty applies, are attributable to a permanent establishment in the United States) may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the Shares may not be appropriate for certain Non-U.S.
Shareholders.
Information Reporting and Backup Withholding
Information returns will be filed with the IRS in connection with payments of dividends on Shares. A Non-U.S.
Shareholder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting in respect of the payment of proceeds from a sale or other disposition of Shares and backup withholding on dividends or on the payment of proceeds from a sale or other disposition of Shares.
Compliance with the certification procedures required to claim a reduced rate of withholding under a treaty will satisfy the certification requirements necessary to avoid backup withholding as well. Amounts withheld under the backup withholding rules are not additional taxes and may be refunded or credited against the Non-U.S.
Shareholder’s U.S. federal income tax liability and may entitle the Non-U.S. Shareholder to a refund, provided that the required information is timely furnished to the IRS.
FATCA
Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S.
federal withholding tax may apply to any payments of U.S.-source dividends and the gross proceeds from the sale or other disposition of securities, such as the Shares, that can generate U.S.-source dividends or other U.S.-source
“fixed or determinable annual or periodical” income to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S.
information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies. An intergovernmental agreement between the United States and the non-U.S. entity’s jurisdiction may modify these requirements. If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally may obtain a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). The U.S. Treasury has released proposed regulations which, if finalized in their present form, would eliminate the application of the FATCA withholding tax to the gross proceeds of a sale or other disposition of the
Shares. In its preamble to such proposed regulations, the U.S. Treasury stated that taxpayers may generally rely on the proposed regulations until final regulations are issued. An investor should consult its tax advisors regarding the effects of FATCA on its investments in the Shares, and the possible impact of these rules on the entities through which such investor holds the Shares, including, without limitation, the process and deadlines for meeting the applicable requirements to prevent the imposition of the FATCA withholding tax.

BUSINESS DEVELOPMENT COMPANY REGULATIONS
The Company has elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act.
In addition, the 1940 Act provides that the Company may not change the nature of its business so as to cease to be, or to withdraw the Company’s election as, a BDC unless approved by a majority of its outstanding voting securities. The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the Company’s outstanding voting securities are present or represented by proxy or (ii) 50% of the Company’s voting securities.
As a BDC, the Company will not generally be permitted to invest in any portfolio company in which its Adviser or any of its affiliates currently have an investment or to make any co-investments with the Company’s Adviser or its affiliates without an exemptive order from the SEC. The Adviser and the Company intend to apply for an exemptive order from the SEC that, if granted, would expand the Company’s ability to invest alongside its affiliates in privately placed investments that involve the negotiation of certain terms of the securities to be purchased (other than price-related terms). There can be no assurance that any such exemptive order will be obtained.
Qualifying Assets
Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the
1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to the
Company’s business are any of the following:
(1)Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
(a)is organized under the laws of, and has its principal place of business in, the United States;
(b)is not an investment company (other than a small business investment company wholly owned by the
BDC) or a company that would be an investment company but for the Section 3(c) exclusions under the 1940 Act; and
(c)satisfies any of the following:
(i)does not have any class of securities that is listed on a national securities exchange or, if it does have a class of securities listed on a national securities exchange, it has a market capitalization of less than $250 million;
(ii)is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or
(iii)has total assets of not more than $4 million and capital and surplus of not less than $2 million.
(2)Securities of any eligible portfolio company that the Company controls.
(3)Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and the Company already owns 60% of the outstanding equity of the eligible portfolio company.
(5)Securities received in exchange for or distributed on or with respect to securities described in (1) through
(4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)Cash, cash items (including money market funds), U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.
Managerial Assistance to Portfolio Companies
In order to count portfolio securities as qualifying assets for the purpose of the 70% test, the Company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the Company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.
Senior Securities
The Company is permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to the Shares if its asset coverage, as defined in the 1940 Act, is at least equal to 150% immediately after each such issuance. Under a 150% asset coverage ratio, a BDC may borrow $2 for investment purposes of every $1 of investor equity. In addition, while any senior securities remain outstanding, the Company may be prohibited from making distributions to Shareholders or repurchasing such securities or shares unless the Company meets the applicable asset coverage ratios at the time of the distribution or repurchase. The Company may also borrow amounts up to 5% of the value of its total assets for temporary or emergency purposes without regard to asset coverage.
Securities Exchange Act and Sarbanes-Oxley Act Compliance
The Company will be subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, the Company will be subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly held companies and their insiders. For example:
•pursuant to Rule 13a-14 of the Exchange Act, the chief executive officer and chief financial officer will be required to certify the accuracy of the financial statements contained in the Company’s periodic reports;
•pursuant to Item 307 of Regulation S-K, the Company’s periodic reports will be required to disclose the
Company’s conclusions about the effectiveness of its disclosure controls and procedures; and
•pursuant to Rule 13a-15 of the Exchange Act, the Company’s management will be required to prepare a report regarding its assessment of its internal control over financial reporting. When the Company is no longer an emerging growth company under the JOBS Act, the Company’s independent registered public accounting firm will be required to audit the Company’s internal control over financial reporting.
The Sarbanes-Oxley Act will require the Company to review its current policies and procedures to determine whether the Company complies with the Sarbanes-Oxley Act and the regulations promulgated thereunder. The
Company intends to monitor its compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that it is in compliance therewith.

INVESTMENT PRACTICES, TECHNIQUES AND RISKS
The following disclosure supplements the disclosure set forth under the captions “Investment Objective and
Strategy” and “Risks” and does not, by itself, present a complete explanation of the matters discussed. Prospective investors also should refer to “Investment Objective and Strategy” and “Risks” for a complete presentation of the matters disclosed below.
The Company invests in a variety of investment types and employs a number of investment strategies and techniques. The Company may make other investments and engage in other types of strategies or techniques, to the extent consistent with its investment objective and strategies and except where otherwise prohibited by applicable law or the Company’s own investment restrictions, as set forth in this Prospectus.
The discussion below provides additional information about certain of the investments, investment techniques, and investment strategies that the Adviser may use in managing the Company as well as the risks associated with such investments, investment techniques, and investment strategies. The investments, investment techniques, and investment strategies as well as the risks associated with such investments, investment techniques, and investment strategies are presented below in alphabetical order to facilitate readability, and their order does not imply that the
Company prioritizes one investment, investment technique, or investment strategy over another nor does it imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The information below supplements the discussion of the principal investment strategies and principal risks contained in the Company’s Prospectus, but does not describe every type of investment, investment technique, investment strategy, factor, or other consideration that the Company may take into account nor does it describe every risk to which the Company may be exposed.
The Company may use any or all of these investment types, investment techniques, or investment strategies at any one time, and the fact that the Company may use an investment type, investment technique, or investment strategy does not mean that it will be used.
Artificial Intelligence: Artificial intelligence or “AI” refers to computer systems that can perform tasks that would otherwise require human intelligence and encompasses various different forms of artificial intelligence, including machine learning models. Artificial intelligence is typically designed to analyze data, learn from patterns and experiences, make decisions, and solve problems. Artificial intelligence can be categorized into two types:
narrow artificial intelligence, which is designed for specific tasks, and general artificial intelligence, which has the ability to perform any intellectual task that a human can do and includes generative artificial intelligence. Generative artificial intelligence is a type of artificial intelligence technology that produces new text, images, audio, and other content based on training data that includes examples of the desired output. Typically, users enter questions, queries, or other inputs that prompt the generative artificial intelligence model or tool to produce output. In addition, some software uses generative artificial intelligence to suggest changes, summarize information, or translate text.
Artificial intelligence has various applications in many fields such as healthcare, finance, transportation, and law.
The Adviser may use and/or expand its use of artificial intelligence in connection with its business, operating and investment activities and the Company’s investments may also use such technologies. Actual usage of such artificial intelligence will vary, and while the Adviser expects from time to time to adopt and adjust usage policies and procedures governing the use of artificial intelligence by its personnel, there is a risk of misuse of artificial intelligence technologies.
Artificial intelligence is highly reliant on the collection and analysis of large amounts of data and complex algorithms, but it is neither possible nor practicable to incorporate all data that would be relevant for a task conducted by artificial intelligence. Therefore, it is possible that the information provided through use of artificial intelligence could be insufficient, incomplete, inaccurate or biased leading to adverse effects for the Company, including, potentially, operational errors and investment losses.
Artificial intelligence and its current and potential future applications, including in the investment and financial sectors, as well as the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations. Ongoing and future regulatory actions with respect to artificial intelligence generally or artificial intelligence’s use in any industry in particular may alter,

perhaps to a materially adverse extent, the ability of the Adviser, the Company or its investments to utilize artificial intelligence in the manner it has to date, and may have an adverse impact on the ability of the Adviser, or the
Company or its investments to continue to operate as intended.
Bank Instruments: Bank instruments include certificates of deposit (“CDs”), fixed-time deposits, and other debt and deposit-type obligations (including promissory notes that earn a specified rate of return) issued by: (i) a
U.S. branch of a U.S. bank; (ii) a non-U.S. branch of a U.S. bank; (iii) a U.S. branch of a non-U.S. bank; or (iv) a
non-U.S. branch of a non-U.S. bank. Bank instruments may be structured as fixed-, variable- or floating-rate obligations.
CDs typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of non-U.S. banks. Eurodollar certificates of deposit are CDs issued by non-U.S. banks with interest and principal paid in U.S. dollars. Eurodollar and Yankee dollar CDs typically have maturities of less than two years and have interest rates that typically are pegged to the Secured Overnight Financing Rate. Bankers’
acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. A fixed-time deposit is a bank obligation payable at a stated maturity date and bearing interest at a fixed rate. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, although there is generally no market for such deposits. Typically, there are penalties for early withdrawals of time deposits.
Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.
Certain bank instruments, such as some CDs, are insured by the Federal Deposit Insurance Corporation (the
“FDIC”) up to certain specified limits. Many other bank instruments, however, are neither guaranteed nor insured by the FDIC or the U.S. government. These bank instruments are “backed” only by the creditworthiness of the issuing bank or parent financial institution. U.S. and non-U.S. banks are subject to different governmental regulation. They are subject to the risks of investing in the particular issuing bank and of investing in the banking and financial services sector generally. Certain obligations of non-U.S. banks, including Eurodollar and Yankee dollar obligations, involve different and/or heightened investment risks than those affecting obligations of U.S. banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of U.S. banks; (iii) a non-
U.S. jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) non-U.S. deposits may be seized or nationalized; (v) non-U.S. governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal and/or interest on those obligations; (vi) there may be less publicly available information concerning non-U.S. banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. banks may differ (including those that are less stringent) from those applicable to U.S. banks. Non-U.S. banks generally are not subject to examination by any U.S. government agency or instrumentality.
Borrowing: Borrowing may result in leveraging of the Company’s assets. This borrowing may be secured or unsecured. Borrowing, like other forms of leverage, will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Company’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Company also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
The Company may engage in other transactions that may have the effect of creating leverage in the Company’s portfolio, including, by way of example, reverse repurchase agreements, dollar rolls, and derivatives transactions.
The Company will generally not treat such transactions as borrowings of money.

Cash Equivalents and Short-Term Debt Securities: For temporary defensive purposes, the Company may invest up to 100% of its assets in cash, cash equivalents, funds, including money market funds or related instruments, broadly syndicated term loans, short-term debt securities, other fixed income investments, and/or other investment companies (including ETFs) (“Liquid Assets”). Short-term debt securities are defined to include, without limitation, the following:
•U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing
Administration (the “FHA”), Farmers Home Administration, Export-Import Bank of the United States,
Small Business Administration and Government National Mortgage Association (“GNMA”), the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks,
Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association
(“FNMA”), the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing
Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.
•Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Company may not be fully insured by the FDIC.
•Repurchase agreements, which involve purchases of debt securities.
•Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Company and a corporation. There is no secondary market for such notes. However, they are redeemable by the Company at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Company’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and maturing within one year of the date of purchase or carry a variable or floating rate of interest.
Commercial Paper: Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Commercial paper may consist of U.S.
dollar- or foreign currency-denominated obligations of U.S. or non-U.S. issuers, and may be rated or unrated. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
Section 4(a)(2) commercial paper is commercial paper issued in reliance on the so-called “private placement”
exemption from registration afforded by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) paper”). Section
4(a)(2) paper is restricted as to disposition under the U.S. federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) paper is normally resold to other investors through or with the assistance of the issuer or dealers who make a market in Section 4(a)(2) paper, thus providing liquidity.
Commodities: The Company may gain exposure to commodity markets by investing in commodity-related instruments. Such instruments include, (i) commodity-linked derivatives such as futures contracts and options, that are designed to provide the Company with exposure to the commodities market without necessarily investing directly in physical commodities; and (ii) exchange-traded investment vehicles that are designed to provide exposure to the investment return of assets that trade in the commodities markets, without investing directly in physical commodities. Commodity values may be highly volatile, and may decline rapidly and without warning. The values of commodity-related instruments will typically be substantially affected by changes in the values of their underlying commodity, commodity index, futures contract, or other economic variable to which they are related.
Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.
Convertible Securities: Convertible securities are securities that combine the investment characteristics of debt instruments and common stocks. Convertible securities typically consist of debt instruments or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt instruments with warrants or common stock attached and derivatives combining the features of debt instruments and equity securities. Other convertible securities with additional or different features and risks may become available in the future. Convertible securities involve risks similar to those of both debt instruments and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock but are usually subordinated to senior debt instruments of the issuer.
The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible debt instrument). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like a nonconvertible debt instrument or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a debt instrument, and the price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar debt instrument, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment grade or are not rated, and they are generally subject to greater levels of credit risk and liquidity risk.
Contingent Convertible Securities (“CoCos”): CoCos are a form of hybrid debt instrument. They are subordinated instruments that are designed to behave like bonds or preferred equity in times of economic health for the issuer, yet absorb losses when a predetermined trigger event affecting the issuer occurs. CoCos are either convertible into equity at a predetermined share price or written down if a pre-specified trigger event occurs. Trigger events vary by individual security and are defined by the documents governing the contingent convertible security.
Such trigger events may include a decline in the issuer’s capital below a specified threshold level, an increase in the issuer’s risk-weighted assets, the share price of the issuer falling to a particular level for a certain period of time, and certain regulatory events. CoCos are subject to credit, interest rate, high-yield securities, foreign investments and market risks associated with both debt instruments and equity securities. In addition, CoCos have no stated maturity and have fully discretionary coupons. If the CoCos are converted into the issuer’s underlying equity securities following a conversion event, each holder’s rights will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument, hence worsening the holder’s standing in a bankruptcy proceeding.
Corporate Debt Instruments: Corporate debt instruments are long and short-term debt instruments typically issued by businesses to finance their operations. Corporate debt instruments are issued by public or private issuers, as distinct from debt instruments issued by a government or its agencies. The issuer of a corporate debt instrument typically has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. The broad category of corporate debt instruments includes debt issued by U.S. or non-U.S. issuers of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt instruments may be rated investment grade or below investment grade and may be structured as fixed-, variable or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. They may also be senior or subordinated obligations. Because of the wide range of types and maturities of corporate debt instruments, as well as the range of creditworthiness of issuers, corporate debt instruments can have widely varying risk/return profiles.
Corporate debt instruments carry both credit risk and interest rate risk. Credit risk is the risk that an investor could lose money if the issuer of a corporate debt instrument is unable to pay interest or repay principal when it is due. Some corporate debt instruments that are rated below investment grade (commonly referred to as “junk bonds”)
are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt instruments. The credit risk of a particular issuer’s debt instrument may vary based on its priority for repayment. For example, higher-ranking (senior) debt instruments have a higher priority than lower ranking
(subordinated) debt instruments. This means that the issuer might not make payments on subordinated debt instruments while continuing to make payments on senior debt instruments. In addition, in the event of bankruptcy, holders of higher-ranking senior debt instruments may receive amounts otherwise payable to the holders of more junior securities. The market value of corporate debt instruments may be expected to rise and fall inversely with interest rates generally. In general, corporate debt instruments with longer terms tend to fall more in value when interest rates rise than corporate debt instruments with shorter terms. The value of a corporate debt instrument may also be affected by supply and demand for similar or comparable securities in the marketplace. Fluctuations in the value of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in NAV. Corporate debt instruments generally trade in the over-the-counter (“OTC”) market and can be less liquid than other types of investments, particularly during adverse market and economic conditions.
Depositary Receipts: Depositary receipts are typically trust receipts issued by a U.S. bank or trust company that evince an indirect interest in underlying securities issued by a foreign entity, and are in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global
Depositary Receipts (“GDRs”).
Generally, ADRs are publicly traded on a U.S. stock exchange or in the OTC market, and are denominated in
U.S. dollars. The depositaries are usually a U.S. financial institution, such as a bank or trust company, but the underlying securities are issued by a foreign issuer.
GDRs may be traded in any public or private securities markets in U.S. dollars or other currencies and generally represent securities held by institutions located anywhere in the world. For GDRs, the depositary may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer.
EDRs are generally issued by a European bank and traded on local exchanges.
Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.
With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request. Holders of unsponsored depositary receipts, which are created independently of the issuer of the underlying security, generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders. As a result, available information concerning the issuer of an unsponsored depositary receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.
In addition, a depositary or issuer may unwind its depositary receipt program, or the relevant exchange may require depositary receipts to be delisted, which could require the Company to sell its depositary receipts (potentially at disadvantageous prices) or to convert them into shares of the underlying non-U.S. security (which could adversely affect their value or liquidity). Depositary receipts also may be subject to illiquidity risk, and trading in depositary receipts may be suspended by the relevant exchange.
ADRs, GDRs and EDRs are subject to many of the same risks associated with investing directly in foreign issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities it will be subject to the currency risk of both the investment in the depositary receipt and the underlying securities.
Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action.
Derivative Instruments: Derivatives are financial contracts whose values change based on changes in the values of one or more underlying assets or the difference between underlying assets. Underlying assets may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Examples of derivative instruments include swap agreements, forward commitments, futures contracts, and options. Derivatives may be traded on contract markets or exchanges, or may take the form of contractual arrangements between private counterparties. Investing in derivatives involves counterparty risk, particularly with respect to contractual arrangements between private counterparties. Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying asset(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives typically involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect intended.
Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Legislation and regulation of derivatives in the United States and other countries, including margin, clearing, trading, reporting, and position limits, may make derivatives more costly and/or less liquid, limit the availability of certain types of derivatives, cause changes in the use of derivatives, or otherwise adversely affect the use of derivatives.
Certain derivative transactions require margin or collateral to be posted to and/or exchanged with a broker, prime broker, futures commission merchant, exchange, clearing house, or other third party, whether directly or through a segregated custodial account. If an entity holding the margin or collateral becomes bankrupt or insolvent or otherwise fails to perform its obligations due to financial difficulties, there could be delays and/or losses in liquidating open positions purchased or sold through such entity and/or recovering amounts owed, including a loss of all or part of its collateral or margin deposits with such entity.
Some derivatives may be used for “hedging,” meaning that they may be used when the Adviser seeks to protect investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations, and other market factors. Derivatives may also be used when the Adviser seeks to increase liquidity;
implement a cash management strategy; invest in a particular stock, bond, or segment of the market in a more efficient or less expensive way; modify the characteristics of portfolio investments; and/or to enhance return.
However, when derivatives are used, their successful use is not assured and will depend upon the Adviser’s ability to predict and understand relevant market movements.
Derivatives Regulation: The U.S. government has enacted legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (the
“EU”), the United Kingdom (the “UK”), and certain other jurisdictions have implemented or are in the process of implementing similar requirements, which will affect derivatives transactions with a counterparty organized in, or otherwise subject to, the EU’s or other jurisdiction’s derivatives regulations. Clearing rules and other rules and regulations could, among other things, restrict a registered investment company’s ability to engage in, or increase the cost of, derivatives transactions, for example, by eliminating the availability of some types of derivatives, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. While these rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency, or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, central clearing and related requirements may expose investors to different kinds of costs and risks. For example, in the event of a counterparty’s (or its affiliate’s) insolvency, the Company’s ability to exercise remedies (such as the termination of transactions, netting of obligations and realization on collateral) could be stayed or eliminated under new special resolution regimes adopted in the United States, the EU, the UK and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the liabilities of counterparties who are subject to such proceedings in the EU and the UK could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail-in”).
Additionally, U.S. regulators, the EU, the UK, and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions. These regulations have had a material impact on the use of uncleared derivatives. These rules impose minimum margin requirements on derivatives transactions between a registered investment company and its counterparties and in certain cases increase the amount of margin required.
They impose regulatory requirements on the timing of transferring margin and the types of collateral that parties are permitted to exchange.
The SEC has adopted rules that require managers to file monthly confidential reports with the SEC regarding equity short sales and related activity. Under the rules, the SEC will publicly disclose aggregated short position information on a monthly basis. The SEC has also adopted a rule that will require reporting and public disclosure of securities loan transaction information (not including party names); this may include, but is not limited to, information about securities loans entered into in connection with short sales. In addition, other non-U.S.
jurisdictions (such as the EU and the UK) where the Company may trade have reporting requirements. If the
Company’s short positions or its strategy become generally known, it could have a significant effect on the
Adviser’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Company, forcing the Company to cover its positions at a loss. Such reporting requirements also may limit the Adviser’s ability to access management and other personnel at certain companies where the Adviser seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Company, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Company could decrease drastically. Such events could make the Company unable to execute its investment strategy. Short sales are also subject to certain SEC regulations and certain EU and UK regulations (under which there are restrictions on net short sales in certain securities). If the SEC or regulatory authorities in other jurisdictions were to adopt additional restrictions regarding short sales, they could restrict the Company’s ability to engage in short sales in certain circumstances, and the Company may be unable to execute its investment strategy as a result. In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans or other restrictions on short sales of certain securities or on derivatives and other hedging instruments used to achieve a similar economic effect. Such bans or other restrictions may make it impossible for the Company to execute certain investment strategies and may have a material adverse effect on the Company’s ability to generate returns. See also “Risks of transactions in futures contracts and related options” for more information.
The Company relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act.
Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Company is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Company relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Company will rely on a separate exemption in
Rule 18f-4(e) when entering into unfunded commitment agreements (e.g., capital commitments to invest equity in

Private Vehicles that can be drawn at the discretion of the Private Vehicle’s general partner, manager or equivalent).
To rely on the unfunded commitment agreements exemption, the Company must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Company will rely on another exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met. When the Company enters into a secondary transaction to purchase interests in underlying Private Vehicles, the Company will treat the date of the transfer agreement to purchase the interest in a specific Private Vehicle as the trade date for determining whether the purchase of the Private Vehicle qualifies for the exemption for non-standard settlement cycle securities transactions.
The Company intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Company’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Company fails to qualify as a “limited derivatives user” as defined in Rule
18f-4 and seeks to enter into derivatives transactions, the Company will be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.
General Limitations on Certain Futures, Options and Swap Transactions: The Adviser, with respect to the
Company, will file a notice of eligibility for an exclusion from the definition of the term “commodity pool operator”
with the CFTC and the NFA, which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the
Adviser and the Company expect not to be subject to regulation as a commodity pool or commodity pool operator under the CEA. If the Adviser or the Company becomes subject to these requirements, as well as related NFA rules, the Company may incur additional compliance and other expenses.
Digital Assets: The further development and acceptance of digital assets is subject to a variety of factors that are difficult to evaluate. The slowing or stopping of the development or acceptance of digital assets may adversely affect the Company. The use of digital assets to, among other things, buy and sell goods and services, or to serve as the basis for other digital assets to facilitate transactions or services (including DeFi financial transactions), is part of the new, experimental and rapidly evolving digital asset industry. The growth of this industry is subject to a high degree of uncertainty. The factors affecting the further growth and development of this industry include, but are not limited to:
•continued worldwide growth in the adoption and use of digital assets;
•government and quasi-government regulation of digital assets and their use, or restrictions on or regulation of access to and operation of digital asset networks;
•changes in consumer demographics and public tastes and preferences;
•the maintenance and development of the open-source software protocol of the digital asset networks;
•the availability and popularity of other forms or methods of buying and selling goods and services, including new means of using fiat currencies;
•the further development of “second-layer” applications and scaling solutions; and
•general economic conditions and the regulatory environment relating to digital assets, and negative consumer or public perception of digital assets.
Digital assets are loosely regulated and there is no central marketplace for digital asset exchange. Supply is typically determined by a computer code, foundations or groups of developers or users, not by a central bank, and prices can be extremely volatile. Additionally, exchanges may suffer from operational issues, such as delayed execution, that could have an adverse effect on a fund. Digital asset exchanges have been closed due to fraud, failure or security breaches. Any of the Company’s assets that reside on an exchange that shuts down or suffers a breach may be lost.
Several factors may affect the price of digital assets, including, but not limited to: supply and demand, investors’ expectations with respect to the rate of inflation, interest rates, currency exchange rates or future regulatory measures (if any) that restrict the trading of digital assets or the use of digital assets as a form of payment.
There is no assurance that digital assets will maintain their long-term value in terms of purchasing power in the future, or that acceptance of digital asset payments by mainstream retail merchants and commercial businesses will continue to grow.
Digital assets are created, issued, distributed, transmitted, secured and stored according to protocols run by computers in the digital asset networks—decentralized networks of computers that operate on cryptographic protocols. No single entity owns or operates a digital asset network, the infrastructure of which is collectively maintained by a decentralized user base. It is possible these protocols have undiscovered flaws which could result in the loss of assets held by the Company. There may also be network-scale attacks against these protocols, that could result in the loss of assets held by the Company. Some assets held by the Company may be created, issued, distributed, transmitted, secured or stored using experimental cryptography which could have underlying flaws.
Advancements in quantum computing could break the cryptographic rules of protocols which support the digital assets held by the Company. There are no guarantees about the reliability of the protocol or cryptography used to create, issue, distribute, transmit, secure or store digital assets held by the Company.
Emerging Markets Investments: Investments in emerging markets are generally subject to a greater risk of loss than investments in developed markets. This may be due to, among other things, the possibility of greater market volatility, lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability, greater reliance on a few industries, international trade or revenue from particular commodities, less developed accounting, legal and regulatory systems, higher levels of inflation, deflation or currency devaluation, greater risk of market shutdown, and more significant governmental limitations on investment activity as compared to those typically found in a developed market. In addition, issuers (including governments) in emerging market countries may have less financial stability than in other countries. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to a base currency. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increases the likelihood of a “failed settlement.” Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.
Investing through Stock Connect: The Company may, directly or indirectly (through, for example, participation notes or other types of equity-linked notes), purchase shares in mainland China-based companies that trade on
Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-
Shares”) through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of the PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and
Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, the Company may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Company’s performance. PRC regulations require that the Company, if it wishes to sell its China A-Shares, pre-deliver the
China A-Shares to a broker. If the China A-Shares are not in the broker’s possession before the market opens on the day of sale, the sell order will be rejected. This requirement could also limit the Company’s ability to dispose of its
China A-Shares purchased through Stock Connect in a timely manner. Additionally, Stock Connect is subject to daily quota limitations on purchases of China A-Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. The Company’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and the China A-Shares will be registered in its custodian’s name on the Central Clearing and

Settlement System. This may limit the ability of the Adviser to effectively manage the Company, and may expose the Company to the credit risk of its custodian or to greater risk of expropriation. Investment in China A-Shares through Stock Connect may be available only through a single broker that is an affiliate of the Company’s custodian, which may affect the quality of execution provided by such broker. Stock Connect restrictions could also limit the ability of the Company to sell its China A-Shares in a timely manner, or to sell them at all. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares acquired through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure. Stock Connect trades are settled in Renminbi (“RMB”), the official currency of the PRC, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.
Equity-Linked Notes: An equity-linked note (“ELN”) is an investment whose value is based on the value of a single equity security, a basket of equity securities, or an index of equity securities (each, an “underlying equity”).
Generally, when purchasing an ELN, the Company pays the counterparty (usually a bank or brokerage firm) the current value of the underlying equity plus a commission. Upon the maturity of the ELN, the Company generally is entitled to receive the par value plus a return based on the appreciation of the underlying equity. If the underlying equity has depreciated in value or if the price fluctuates outside of a preset range, depending on the type of ELN in which the Company invested, the Company may receive only the principal amount of the note, or may lose the principal invested in the ELN entirely.
ELNs are available with an assortment of features, such as periodic coupon payments (e.g., monthly, quarterly, or semiannually); varied participation rates (the rate at which the Company participates in the appreciation of the underlying equity); limitations on the appreciation potential of the underlying equity by a maximum payment or call right; and different protection levels on the Company’s principal investment. In addition, when the underlying equity is foreign securities or indices, an ELN may be priced with or without currency exposure. The Company may engage in all types of ELNs, including those that: (1) provide for protection of the Company’s principal in exchange for limited participation in the appreciation of the underlying equity, and (2) do not provide for such protection and subject the Company to the risk of loss of the Company’s principal investment.
An ELN may provide interest income, thereby offering a yield advantage over investing directly in the underlying equity. ELNs also may enable the Company to obtain a return (the coupon payment) without risk to principal (in principal-protected ELNs) if the general price movement of the underlying equity is correctly anticipated. The Company’s successful use of ELNs will usually depend on the Adviser’s ability to accurately assess the terms of the ELN and forecast the credit quality of the issuer and the movements in the value of the underlying equity. Should the prices of the underlying equity move in an unexpected manner, the Company may not achieve the anticipated benefits of the investment in the ELN, and it may realize losses, which could be significant and could include the Company’s entire principal investment.
In addition, an investment in an ELN possesses the risks associated with the underlying equity, such as management risk, market risk, and as applicable, foreign securities and currency risks. In addition, because ELNs are in note form, ELNs are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. An ELN also bears the risk that the issuer of the ELN will default or become bankrupt. In such an event, the Company may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. A downgrade or impairment to the credit rating of the issuer may also negatively impact the value of the
ELN, regardless of the price of the underlying equity.
The Company may also experience liquidity issues when investing in ELNs. The secondary market for ELNs may be limited, and the lack of liquidity in the secondary market may make ELNs difficult to sell and value. The market for those ELNs that are exchange traded may be thinly traded and no assurance of liquidity is provided.
ELNs may exhibit price behavior that does not correlate with the underlying equity. In addition, the performance of an ELN is the responsibility only of the issuer of the ELN and not the issuer of the underlying equity. As the holder of an ELN, the Company generally has no rights to the underlying equity, including no voting rights or rights to receive dividends, although the amount of expected dividends to be paid during the term of the instrument is factored into the pricing and valuation of the underlying equity at inception.

Europe: European financial markets are vulnerable to volatility and losses arising from concerns about the potential exit of member countries from the EU and/or the Economic and Monetary Union of the European Union
(the “EMU”) and, in the latter case, the reversion of those countries to their national currencies. Defaults by EMU member countries on sovereign debt, as well as any future discussions about exits from the EMU, may negatively affect the Company’s investments in the defaulting or exiting country, in issuers, both private and governmental, with direct exposure to that country, and in European issuers generally. The UK left the EU on January 31, 2020
(commonly known as “Brexit”) and entered into an 11-month transition period during which the UK remained part of the EU single market and customs union. The transition period concluded on December 31, 2020, and the UK left the EU single market and customs union under the terms of a new Trade and Cooperation Agreement. This agreement does not provide the UK with the same level of rights or access to all goods and services in the EU as before, including in relation to financial services. Consequently, uncertainty remains in certain areas regarding the future UK-EU relationship.
From January 1, 2021, EU laws ceased to apply in the UK, with many being assimilated into UK law until repealed, replaced, or amended. The UK government has enacted legislation to make substantial amendments to these laws, creating unpredictable consequences for financial markets and investments. Brexit could significantly impact the UK, European, and global macroeconomic conditions, leading to prolonged political, legal, regulatory, tax, and economic uncertainty. This uncertainty may affect opportunities, pricing, availability, and cost of financing, regulation, values, or exit opportunities of companies or assets based in, doing business with, or having significant relationships in the UK or EU.
Equity Securities Risk: The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Equity securities of companies that operate in certain sectors or industries tend to experience greater volatility than companies that operate in other sectors or industries or the broader equity markets. For example, publicly traded equity securities of private equity funds and private equity firms tend to experience greater volatility than other companies in the financial services industry and the broader equity markets. An adverse event, such as an unfavorable earnings report, may depress the value of equity securities held by the Company. The value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of the equity securities held by the Company may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, equity securities and equity-related securities may be particularly sensitive to general movements in the stock market, and a drop in the stock market may depress the price of any equity securities to which the Company has exposure. The value of the equity securities the Company holds may also fluctuate because of changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Company may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income, and are therefore inherently more risky than preferred stock or debt instruments of such issuers.
The equity interests the Company invests in may not appreciate in value and, in fact, may decline in value or lose all value. Accordingly, the Company may not be able to realize gains from its equity interests, and any gains that it does realize on the disposition of any equity interests may not be sufficient to offset any other losses it experiences.
Floating or Variable Rate Instruments: Variable and floating rate instruments are a type of debt instrument that provides for periodic adjustments in the interest rate paid on the instrument. Variable rate instruments provide for the automatic establishment of a new interest rate on set dates, while floating rate instruments provide for an automatic adjustment in the interest rate whenever a specified interest rate changes. Variable rate instruments will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.
There is a risk that the current interest rate on variable and floating rate instruments may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer.

Some variable or floating rate instruments are structured with liquidity features such as: (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries; or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt instruments (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such instruments. As a result, variable or floating rate instruments that include market-dependent liquidity features may lose value and the holders of such instruments may be required to retain them for an extended period of time or indefinitely.
Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate instruments than on the market value of comparable debt instruments. Thus, investing in variable and floating rate instruments generally allows less potential for capital appreciation and depreciation than investing in comparable debt instruments.
Foreign (Non-U.S.) Currencies: Investments in issuers in different countries are often denominated in foreign currencies. Changes in the values of those currencies relative to the U.S. dollar may have a positive or negative effect on the values of investments denominated in those currencies. Investments may be made in currency exchange contracts or other currency-related transactions (including derivatives transactions) to manage exposure to different currencies. Also, these contracts may reduce or eliminate some or all of the benefits of favorable currency fluctuations. The values of foreign currencies may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Currency values can decrease significantly both in the short term and over the long term in response to these and other developments. Continuing uncertainty as to the status of the Euro and the EMU has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of portfolio investments. Some foreign countries have managed currencies, which do not float freely against the U.S. dollar.
Foreign (Non-U.S.) Investments: Investments in non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in U.S. issuers. Similar risks may apply to instruments traded on a U.S.
exchange that are issued by issuers with significant exposure to non-U.S. countries. The less developed a country’s securities market is, the greater the level of risk. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. instruments are normally denominated and traded in currencies other than the U.S. dollar, the value of the assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and many non-U.S. issuers are not subject to accounting, auditing, and financial reporting standards, regulatory frameworks and practices comparable to those in the United States. The securities of some non-U.S.
issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign (non-U.S.)
security trading, settlement, and custodial practices (including those involving securities settlement where the assets may be released prior to receipt of payment) are often less well developed than those in U.S. markets, and may result in increased risk of substantial delays in the event of a failed trade or in insolvency of, or breach of obligation by, a foreign broker-dealer, securities depository, or foreign sub-custodian. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, imposition of tariffs or other economic and trade sanctions, entering or exiting trade or other intergovernmental agreements, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the investments in certain non-U.S. countries. In certain foreign markets, an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where such shares are voted. This is referred to as “share blocking.” The blocking period can last up to several weeks. Share blocking may prevent buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. Economic or other sanctions imposed on a foreign country or issuer by the U.S., or on the U.S. by a foreign country, could impair the Company’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities. Sanctions could also affect the value and/or liquidity of a foreign (non-U.S.) security. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Forward Commitments: Forward commitments are contracts to purchase securities for a fixed price at a future date beyond customary settlement time. A forward commitment may be disposed of prior to settlement. Such a disposition would result in the realization of short-term profits or losses.
Payment for the securities pursuant to one of these transactions is not required until the delivery date. However, the purchaser assumes the risks of ownership (including the risks of price and yield fluctuations) and the risk that the security will not be issued or delivered as anticipated. If the Company makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.
Forward Currency Contracts: A forward currency contract is an obligation to purchase or sell a specified currency against another currency at a future date and price as agreed upon by the parties. Forward contracts usually are entered into with banks and broker-dealers and usually are for less than one year, but may be renewed. The
Company may hold forward contracts to maturity and make the contemplated payment and delivery, or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Company would be able to close out a forward currency contract at a favorable price or time prior to maturity.
Forward currency transactions may be used for hedging purposes. For example, the Company might sell a particular currency forward if it holds bonds denominated in that currency but the Adviser anticipates, and seeks to protect the Company against, a decline in the currency against the U.S. dollar. Similarly, the Company might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which the
Adviser anticipates purchasing for the Company.
Hedging against a decline in the value of a currency does not limit fluctuations in the prices of portfolio securities or prevent losses to the extent they arise from factors other than changes in currency exchange rates. In addition, hedging transactions may limit opportunities for gain if the value of the hedged currency should rise.
Moreover, it may not be possible to hedge against a devaluation that is so generally anticipated that no contracts are available to sell the currency at a price above the devaluation level it anticipates. The cost of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell in the future a specific quantity of an underlying asset at a specific price and time agreed upon when the contract is made. Futures contracts are traded in the U.S. only on commodity exchanges or boards of trade - known as “contract markets” -
approved for such trading by the CFTC, and must be executed through a futures commission merchant (also referred to herein as a “broker”) which is a member of the relevant contract market. Futures are subject to the creditworthiness of the futures commission merchant(s) and clearing organizations involved in the transaction.
Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying asset). For instance, the sale of physically settled futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying asset called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made.
Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. See, for example, “Index Futures Contracts” below.
The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying asset. The buyer of a futures contract enters into an agreement to purchase the underlying asset on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying asset on the settlement date and is said to be “short” the contract.
The purchaser or seller of a futures contract is not required to deliver or pay for the underlying asset unless the contract is held until the settlement date. The purchaser or seller of a futures contract is required to deposit “initial margin” with a futures commission merchant when the futures contract is entered into. Initial margin is typically calculated as a percentage of the contract’s notional amount. A futures contract is valued daily at the official settlement price of the exchange on which it is traded. Each day an amount of cash equal to the daily change in value of the futures contract is paid or received, called “variation margin.” The minimum margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.
Additional margin may be required by the futures commission merchant.
The risk of loss in trading futures contracts can be substantial, because of the low margin required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a futures contract may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, on the settlement date, an investor may be required to make delivery of the assets underlying the futures positions it holds.
Futures can be held until their settlement dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. It may not be possible to liquidate or close out a futures contract at any particular time or at an acceptable price and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.
Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially resulting in substantial losses. The inability to close futures positions could require maintaining a futures position under circumstances where the
Adviser would not otherwise have done so, resulting in losses.
If the Company buys or sells a futures contract as a hedge to protect against a decline in the value of a portfolio investment, changes in the value of the futures position may not correlate as expected with changes in the value of the portfolio investment. As a result, it is possible that the futures position will not provide the desired hedging protection, or that money will be lost on both the futures position and the portfolio investment.
Index Futures Contracts: An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts no delivery of the actual securities or other assets making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.
Interest Rate Futures Contracts: An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular interest rate index, debt instrument, or index of debt instruments at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt instrument at a future date at a price set at the time of the contract. Interest rate futures contracts may be bought or sold in an attempt to protect against the effects of interest rate changes on current or intended investments in debt instruments or generally to adjust the duration and interest rate sensitivity of an investment portfolio. For example, if the Company owned long-term bonds and interest rates were expected to increase, the Company might enter into interest rate futures contracts for the sale of debt instruments. Such a sale would have much the same effect as selling some of the long-term bonds in the Company’s portfolio. If interest rates did increase, the value of the debt instruments in the portfolio would decline, but the value of the interest rate futures contracts would be expected to increase, subject to the correlation risks described below, thereby keeping the NAV of the Company from declining as much as it otherwise would have.
Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, an interest rate futures contract may protect against the effects of the anticipated rise in the value of long-term bonds until the necessary cash becomes available or the market stabilizes. At that time, the interest rate futures contracts could be liquidated and cash could then be used to buy long-term bonds on the cash market. Similar results could be achieved by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, the futures market may be more liquid than the cash market in certain cases or at certain times.
Gold Futures Contracts: A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future sale of a specified amount of gold at a specified date, time, and price. If the Company purchases a gold futures contract, it becomes obligated to pay for the gold from the seller in accordance with the terms of the contract. If the Company sells a gold futures contract, it becomes obligated to sell the gold to the purchaser in accordance with the terms of the contract.
Foreign Currency Futures: Currency futures contracts are similar to currency forward contracts (described above), except that they are traded on exchanges (and always have margin requirements) and are standardized as to contract size and settlement date. Most currency futures call for payment in U.S. dollars. A foreign currency futures contract is a standardized exchange-traded contract for the future sale of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the CFTC, such as the Chicago Mercantile Exchange, and have margin requirements.
At the maturity of a deliverable currency futures contract, the Company either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a market in such contracts. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Company would continue to be required to make daily cash payments of variation margin.
Margin Payments: If the Company purchases or sells a futures contract, it is required to deposit with a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions.
Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Company upon termination of the contract, assuming the Company satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.”
These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when the Company sells a futures contract and the price of the underlying asset rises above the contract price, the Company’s position declines in value. The Company then pays the broker a variation margin payment generally equal to the difference between the contract price of the futures contract and the market price of the underlying asset. Conversely, if the price of the underlying asset falls below the contract price of the contract, the
Company’s futures position increases in value. The broker then must make a variation margin payment generally equal to the difference between the contract price of the futures contract and the market price of the underlying asset.
If an exchange raises margin rates, the Company would have to provide additional capital to cover the higher margin rates, which could require closing out other positions earlier than anticipated.
If the Company terminates a position in a futures contract, a final determination of variation margin would be made, additional cash would be paid by or to the Company, and the Company would realize a loss or a gain. Such closing transactions involve additional commission costs.
Options on Futures Contracts: Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying assets. A futures option gives the holder, in return for the premium paid, the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option (or on a specified date, depending on its terms). Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the expiration date suffer a loss of the premium paid.
Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.
The Company would be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above in connection with the discussion on futures contracts. See “Margin Payments” above.
Risks of transactions in futures contracts and related options: Successful use of futures contracts is subject to the ability of the Adviser to predict movements in various factors affecting financial markets. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the
Company because the maximum amount at risk is the premium paid for the options (plus transaction costs).
However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss when the purchase or sale of a futures contract would not result in a loss, such as when there is no movement in the prices of the underlying futures contracts. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.
The use of futures and related options involves the risk of imperfect correlation among movements in the prices of the assets underlying the futures and options, of the options and futures contracts themselves, and, in the case of hedging transactions, of the underlying assets which are the subject of a hedge. The successful use of these strategies further depends on the ability of the Adviser to forecast market movements such as movements in interest rates correctly. It is possible that, where the Company has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Company would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying asset due to certain market distortions. For example, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying asset and futures markets. The margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions.
There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.
The ability to establish and close out positions will be subject to the development and maintenance of a liquid market. It is not certain that this market will develop or continue to exist for a particular futures contract or option.
The Company’s futures commission merchant may limit the Company’s ability to invest in certain futures contracts.
Such restrictions may adversely affect the Company’s performance and its ability to achieve its investment objective.
The CFTC, certain foreign (non-U.S.) regulators, and many futures exchanges have established (and continue to evaluate and monitor) speculative position limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. In addition, U.S.
federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, energy, and metals commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with these speculative limits, unless an exemption applies.
Thus, even if the Company’s holding does not exceed applicable position limits, it is possible that some or all of the positions in client accounts managed by the Adviser and its affiliates may be aggregated for this purpose. It is possible that the trading decisions of the Adviser may be affected by the sizes of such aggregate positions. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Company. A violation of position limits could also lead to regulatory action materially adverse to the Company’s investment strategy. The Company may also be affected by other regimes, including those of the EU and UK, and trading venues that impose position limits on commodity derivative contracts.
High-Yield Securities: High-yield securities (commonly referred to as “junk bonds”) are debt instruments that are rated below investment grade. Investing in high-yield securities involves special risks in addition to the risks associated with investments in higher rated debt instruments. While investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, investments in high-yield securities typically entail greater price volatility as well as principal and income risk. High-yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of higher quality debt instruments.
High-yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high-yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high-yield security prices because the advent of a recession could lessen the ability of a highly leveraged issuer to make principal and interest payments on its debt instruments. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, additional expenses to seek recovery may be incurred.
The secondary market on which high-yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a high-yield security could be sold, and could adversely affect daily NAV. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly traded market. When secondary markets for high-yield securities are less liquid than the market for higher grade securities, it may be more difficult to value lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Each credit rating agency applies its own methodology in measuring creditworthiness and uses a specific rating scale to publish its ratings. Furthermore, high-yield debt instruments may not be registered under the
Securities Act, and, unless so registered, the Company will not be able to sell such high-yield debt instruments except pursuant to an exemption from registration under the Securities Act. This may further limit the Company’s ability to sell high-yield debt instruments or to obtain the desired price for such securities.
Special tax considerations are associated with investing in high-yield securities structured as zero-coupon or pay-in-kind instruments.
Hybrid Instruments: A hybrid instrument may be a debt instrument, preferred stock, depositary share, trust certificate, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of, or all, interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, commodities, indexes, economic factors or other measures, including interest rates, currency exchange rates, or commodities or securities indices, or other indicators. Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stocks with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.
Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Company may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-
denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level and payoffs of less than par if rates were above the specified level. Furthermore, the Company could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Company the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy would be successful, and the Company could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.
Risks of Investing in Hybrid Instruments: The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand profiles of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile.
The return on a hybrid instrument will be reduced by the costs of the swaps, options, or other instruments embedded in the instrument.
Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments.
Depending on the structure of the particular hybrid instrument, changes in an underlying asset may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the underlying asset may not move in the same direction or at the same time.
Hybrid instruments may bear interest or pay preferred dividends at below market (or even nominal) rates.
Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss
(or gain). Leverage risk occurs when the hybrid instrument is structured so that a given change in an underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.
If a hybrid instrument is used as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments.
Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor. The Company may be prohibited from transferring a hybrid instrument, or the number of possible purchasers may be limited by applicable law or because few investors have an interest in purchasing such a customized product. Because hybrid instruments are typically privately negotiated contracts between two parties, the value of a hybrid instrument will depend on the willingness and ability of the issuer of the instrument to meet its obligations. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of futures, options on futures, and certain swaps.
Synthetic Convertible Securities: Synthetic convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities.
For example, the Company may purchase a non-convertible debt instrument and a warrant or option, which enables the Company to have a convertible-like position with respect to a company, group of companies, or stock index.
Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Company generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Unlike a true convertible security, a synthetic convertible security comprises two or more separate securities, each with its own market value.
Therefore, the market value of a synthetic convertible security is the sum of the values of its debt component and its convertible component. For this reason, the value of a synthetic convertible security and a true convertible security may respond differently to market fluctuations.
Inflation-Indexed Bonds: Inflation-indexed bonds are debt instruments whose principal and/or interest value are adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semi-annual coupon.
U.S. Treasury Inflation Protected Securities (“TIPS”) currently are issued with maturities of five, ten, or thirty years, although it is possible that bonds with other maturities will be issued in the future. The principal amount of
TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semi-annual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.
If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these bonds (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these bonds, if held to maturity, are expected to be protected from long-term inflationary trends, short-
term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these bonds may not be protected to the extent that the increase in rates is not reflected in the bond’s inflation measure.
The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy.
Other issuers of inflation-protected bonds include other U.S. government agencies or instrumentalities, corporations, and foreign governments. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these bonds may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
Any increase in principal for an inflation-protected bond resulting from inflation adjustments is considered to be taxable income in the year it occurs. For direct holders of inflation-protected bonds, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. Similarly, with respect to inflation-protected instruments held by the Company, both interest income and the income attributable to principal adjustments must currently be distributed to shareholders in the form of cash or reinvested shares.
Options: An option gives the holder the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific amount or value of a particular underlying asset at a specific price (called the “exercise” or “strike” price) at one or more specific times before the option expires. The underlying asset of an option contract can be a security, currency, index, future, swap, commodity, or other type of financial instrument.
The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option purchaser is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date.
Options can be traded either through established exchanges (“exchange-traded options”) or privately negotiated transactions (“OTC options”). Exchange-traded options are standardized with respect to, among other things, the underlying asset, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but
OTC options are generally less liquid than exchange-traded options.
All option contracts involve credit risk if the counterparty to the option contract (e.g., the clearing house or OTC counterparty) or the third party effecting the transaction in the case of cleared options (e.g., futures commission merchant or broker/dealer) fails to perform. The value of an OTC option that is not cleared is dependent on the creditworthiness of the individual counterparty to the contract and may be greater than the credit risk associated with cleared options.
The purchaser of a put option obtains the right (but not the obligation) to sell a specific amount or value of a particular asset to the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical put option can expect to realize a gain if the price of the underlying asset falls.
However, if the underlying asset’s price does not fall enough to offset the cost of purchasing the option, the purchaser of a put option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The purchaser of a call option obtains the right (but not the obligation) to purchase a specified amount or value of an underlying asset from the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical call option can expect to realize a gain if the price of the underlying asset rises. However, if the underlying asset’s price does not rise enough to offset the cost of purchasing the option, the buyer of a call option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The purchaser of a call or put option may terminate its position by allowing the option to expire, exercising the option or closing out its position by entering into an offsetting option transaction if a liquid market is available. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser would complete the purchase or sale, as applicable, of the underlying asset with the option writer at the strike price.
The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to buy or sell (depending on whether the option is a put or a call) a specified amount or value of a particular asset at the strike price if the purchaser of the option chooses to exercise it. A call option written on a security or other instrument held by the Company (commonly known as
“writing a covered call option”) limits the opportunity to profit from an increase in the market price of the underlying asset above the exercise price of the option. A call option written on securities that are not currently held by the Company is commonly known as “writing a naked call option.” During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase income with minimal capital risk. However, when securities prices increase, the Company would be exposed to an increased risk of loss, because if the price of the underlying asset or instrument exceeds the option’s exercise price, the Company would suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that the Company does not own are riskier than calls written on securities owned by the Company because there is no underlying asset held by the
Company that can act as a partial hedge. When such a call is exercised, the Company must purchase the underlying asset to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that the Company does not own have speculative characteristics and the potential for loss is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt instruments, that the asset may not be available for purchase.
Generally, an option writer sells options with the goal of obtaining the premium paid by the option purchaser. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium.
The option writer’s potential loss is equal to the amount the option is “in-the-money” when the option is exercised offset by the premium received when the option was written. A call option is in-the-money if the value of the underlying asset exceeds the strike price of the option, and so the call option writer’s loss is theoretically unlimited.
A put option is in-the-money if the strike price of the option exceeds the value of the underlying asset, and so the put option writer’s loss is limited to the strike price. Generally, any profit realized by an option purchaser represents a loss for the option writer. The writer of an option may seek to terminate a position in the option before exercise by closing out its position by entering into an offsetting option transaction if a liquid market is available. If the market is not liquid for an offsetting option, however, the writer must continue to be prepared to sell or purchase the underlying asset at the strike price while the option is outstanding, regardless of price changes.
If the Company is the writer of a cleared option, the Company is required to deposit initial margin. Additional variation margin may also be required. If the Company is the writer of an uncleared option, the Company may be required to deposit initial margin and additional variation margin.
A physical delivery option gives its owner the right to receive physical delivery (if it is a call), or to make physical delivery (if it is a put) of the underlying asset when the option is exercised. A cash-settled option gives its owner the right to receive a cash payment based on the difference between a determined value of the underlying asset at the time the option is exercised and the fixed exercise price of the option. In the case of physically settled options, it may not be possible to terminate the position at any particular time or at an acceptable price. A cash-
settled call conveys the right to receive a cash payment if the determined value of the underlying asset at exercise exceeds the exercise price of the option, and a cash-settled put conveys the right to receive a cash payment if the determined value of the underlying asset at exercise is less than the exercise price of the option.
Combination option positions are positions in more than one option at the same time. A spread involves being both the buyer and writer of the same type of option on the same underlying asset but different exercise prices and/or expiration dates. A straddle consists of purchasing or writing both a put and a call on the same underlying asset with the same exercise price and expiration date.

The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying asset in relation to the exercise price of the option, the volatility of the underlying asset and the remaining period to the expiration date.
If a trading market in particular options were illiquid, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying asset moves adversely during that time. There can be no assurance that a liquid market will exist for any particular options product at any specific time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options. Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction.
Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Company.
Foreign Currency Options: Put and call options on foreign currencies may be bought or sold either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the
Company to reduce foreign currency risk using such options.
Index Options: An index option is a put or call option on a securities index or other (typically securities-related)
index. In contrast to an option on a security, the holder of an index option has the right to receive a cash settlement amount upon exercise of the option. This settlement amount is equal to: (i) the amount, if any, by which the closing value of the underlying index on the date of the exercise exceeds (in the case of a call) or is below (in the case of a put) the fixed exercise price of the option, multiplied; by (ii) a fixed “index multiplier.” The index underlying an index option may be a “broad-based” index, such as the S&P 500® Index or the NYSE Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the S&P 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology issuers. A stock index assigns relative values to the stocks included in the index, and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically. The risks of purchasing and selling index options are generally similar to the risks of purchasing and selling options on securities.
Participatory Notes: The Company may invest in instruments that have economic characteristics similar to equity securities, such as participatory notes or other structured notes or instruments that may be developed from time to time. Participatory notes are a type of derivative instrument used by foreign investors to access local markets and to gain exposure to, primarily, equity securities of issuers listed on a local exchange. Rather than purchasing securities directly, the Company may purchase a participatory note from a broker-dealer, which holds the securities on behalf of the noteholders.
Participatory notes are similar to depositary receipts except that: (1) brokers, not U.S. banks, are depositories for the securities; and (2) noteholders may remain anonymous to market regulators.
The value of the participatory notes will be directly related to the value of the underlying securities. Any dividends or capital gains collected from the underlying securities are remitted to the noteholder.
The risks of investing in participatory notes include derivatives risk and foreign investments risk. The foreign investments risk associated with participatory notes is similar to that of investing in depositary receipts. However, unlike depositary receipts, participatory notes are subject to counterparty risk based on the uncertainty of the counterparty’s (i.e., the broker’s) ability to meet its obligations.

Preferred Stocks: Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer.
Preferred stocks may pay fixed or adjustable rates of return. Preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the value of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock.
Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, because a substantial portion of the return on a preferred stock may be the dividend, its value may react similarly to that of a debt instrument to changes in interest rates. An issuer’s preferred stock generally pays dividends only after the issuer makes required payments to holders of its debt instruments and other debt. For this reason, the value of preferred stock will usually react more strongly than debt instruments to actual or perceived changes in the issuer’s financial condition or prospects. Preferred stocks of smaller issuers may be more vulnerable to adverse developments than preferred stock of larger issuers.
Private Investments in Public Companies: In a typical private placement by a publicly held company
(“PIPE”) transaction, a buyer will acquire, directly from an issuer seeking to raise capital in a private placement pursuant to Regulation D under the Securities Act, common stock or a security convertible into common stock, such as convertible notes or convertible preferred stock. The issuer’s common stock is usually publicly traded on a U.S.
securities exchange or in the OTC market, but the securities acquired will be subject to restrictions on resale imposed by U.S. securities laws absent an effective registration statement. In recognition of the illiquid nature of the securities being acquired, the purchase price paid in a PIPE transaction (or the conversion price of the convertible securities being acquired) will typically be fixed at a discount to the prevailing market price of the issuer’s common stock at the time of the transaction. As part of a PIPE transaction, the issuer usually will be contractually obligated to seek to register within an agreed-upon period of time for public resale under the U.S. securities laws the common stock or the shares of common stock issuable upon conversion of the convertible securities. If the issuer fails to so register the shares within that period, the buyer may be entitled to additional consideration from the issuer (e.g., warrants to acquire additional shares of common stock), but the buyer may not be able to sell its shares unless and until the registration process is successfully completed. Thus, PIPE transactions present certain risks not associated with open market purchases of equities.
Among the risks associated with PIPE transactions is the risk that the issuer may be unable to register the shares for public resale in a timely manner or at all, in which case the shares may be saleable only in a privately negotiated transaction at a price less than that paid, assuming a suitable buyer can be found. Disposing of the securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. Even if the shares are registered for public resale, the market for the issuer’s securities may nevertheless be “thin” or illiquid, making the sale of securities at desired prices or in desired quantities difficult or impossible.
While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the Securities Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A under the Securities Act). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale.
Publicly Listed Securities: The Company may make investments in publicly listed companies whose primary business is managing private investments and in publicly traded vehicles whose primary purpose is to invest in or lend capital to private investments.
Publicly traded private investments generally involve publicly listed companies that pursue the business of private equity investing, including listed private equity companies, listed funds of funds, BDCs, special purpose acquisition companies (“SPACs”), alternative asset managers, holding companies, investment trusts, closed-end funds, financial institutions and other vehicles whose primary purpose is to invest in, lend capital to or provide services to privately held companies.
Publicly traded private investment funds are typically regulated vehicles listed on a public stock exchange that invest in private markets transactions or funds. Such vehicles may take the form of corporations, BDCs, unit trusts, publicly traded partnerships, or other structures, and may focus on mezzanine, infrastructure, buyout or venture capital investments.
Publicly traded private investments may also include investments in publicly listed companies in connection with a privately negotiated financing or an attempt to exercise significant influence on the subject of the investment.
Publicly traded private equity investments usually have an indefinite duration.
Publicly traded private investments occupy a small portion of the private investments universe, including only a few professional investors who focus on and actively trade such investments. As a result, relatively little market research is performed on publicly traded private markets companies, only limited public data may be available regarding these companies and their underlying investments, and market pricing may significantly deviate from published NAV. This can result in market inefficiencies and may offer opportunities to specialists that can value the underlying private investments.
Publicly traded private investments are typically liquid and capable of being traded daily, in contrast to direct investments and private equity funds, in which capital is subject to lengthy holding periods. Accordingly, publicly traded private investment transactions are significantly easier to execute than other types of private investments, giving investors an opportunity to adjust the investment level of their portfolios more efficiently.
Repurchase Agreements: A repurchase agreement is a contract under which the Company acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Company to resell such security at a fixed time and price. Repurchase agreements may be viewed as loans which are collateralized by the securities subject to repurchase. The value of the underlying securities in such transactions will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Company could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Company may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Company is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. To the extent that the
Company has invested a substantial portion of its assets in repurchase agreements, the investment return on such assets, and potentially the ability to achieve the investment objective, will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements. The SEC has finalized new rules requiring the central clearing of certain repurchase transactions involving U.S. Treasuries. The mandatory clearing of such repurchase transactions could increase the cost of repurchase transactions and impose added operational complexity which could make it more difficult for the Company to execute certain investment strategies.
Restricted Securities: Securities that are legally restricted as to resale (such as those issued in private placements), including securities governed by Rule 144A and Regulation S, and securities that are offered in reliance on Section 4(a)(2) of the Securities Act, are referred to as “restricted securities.” Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Due to the absence of a public trading market, restricted securities may be more volatile, less liquid, and more difficult to value than publicly- traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain restricted securities represent investments in smaller, less seasoned issuers, which may involve greater risk. The Company may incur additional expenses when disposing of restricted securities, including costs to register the sale of the securities.
Reverse Repurchase Agreements and Dollar Roll Transactions: Reverse repurchase agreements involve sales of portfolio securities to another party and an agreement by the Company to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Company continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.
Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar securities on a specified future date and price from the same party. Mortgage-dollar rolls and U.S. Treasury rolls are types of dollar rolls. During the roll period, principal and interest paid on the securities are not received but proceeds from the sale can be invested.
Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities to be repurchased under the agreement may decline below the repurchase price. If the buyer of securities under a reverse repurchase agreement or dollar rolls files for bankruptcy or becomes insolvent, such a buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the obligation to repurchase the securities and use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Additionally, reverse repurchase agreements entail many of the same risks as OTC derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. The SEC has finalized new rules requiring the central clearing of certain reverse repurchase transactions involving U.S. Treasuries. The mandatory clearing of such transactions could increase the cost of such transactions and impose added operational complexity which could make it more difficult for the Company to execute certain investment strategies.
Rights and Warrants: Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued in conjunction with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that usually entitle the holder to purchase a specified amount of common stock at a specified price on a specific date or during a specific period of time (typically for a period of only weeks). The exercise price on a right is normally at a discount from the market value of the common stock at the time of distribution.
Warrants may be used to enhance the marketability of a bond or preferred stock. Rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.
Warrants and rights do not carry with them the right to dividends or to vote, do not represent any rights in the assets of the issuer and may or may not be transferable. Investments in warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities, and the warrant or right expires worthless if it is not exercised on or prior to its expiration date, if any.
Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional debt instruments.
Equity-linked warrants are purchased from a broker, who in turn is expected to purchase shares in the local market. If the Company exercises its warrant, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the Company bears counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.
Index-linked warrants are put and call warrants where the value varies depending on the change in the value of one or more specified securities indices. Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Company were not to exercise an index-linked warrant prior to its expiration, then the
Company would lose the amount of the purchase price paid by it for the warrant.
Index-linked warrants are normally used in a manner similar to the Company’s use of options on securities indices. The risks of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant.
Also, index-linked warrants may have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit the Company’s ability to exercise the warrants at such time, or in such quantities, as the
Company would otherwise wish to do.
Indirect investment in foreign equity securities may be made through international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or
European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is typically fixed when the warrants are issued.
Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. These warrants entail substantial credit risk, since the issuer of the warrant holds the purchase price of the warrant (approximately equal to the value of the underlying investment at the time of the warrant’s issue) for the life of the warrant.
The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.
Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign (non-U.S.) securities, to foreign risk and currency risk.
SAFEs:  A SAFE is an agreement between an investor and a company in which the company generally agrees that the investor’s investment in the company will be converted into equity in the company upon certain trigger events. For example, the investor’s SAFE investment would typically be converted into convertible preferred stock in the company’s next priced equity financing round, at the valuation that is set in the company’s next priced equity financing round. In addition, a SAFE may be triggered if the company is acquired by or merged with another company. Other triggers may be an initial public offering of securities by the company.
SAFEs do not represent an equity ownership interest at the time of investment and it is uncertain if SAFEs will provide such exposure in the future. They are designed for early-stage, high-growth startup companies that are expected to raise additional capital in the future. If such growth or financing does not occur, the economic assumptions underlying the investment may not be realized. Unlike common stock, SAFEs do not provide holders with any current ownership rights, including voting rights or rights to dividends, and instead represent only a contractual right to receive equity in the future upon the occurrence of specified triggering events, such as a future equity financing, acquisition, or initial public offering, which may not occur. If such triggering events do not occur, the Company may never receive equity securities and could lose its entire investment. In certain circumstances, a portfolio company may raise additional capital through alternative financing structures that do not trigger conversion. Even if a triggering event occurs, the terms governing conversion may be complex and highly variable, including valuation caps, discounts, or other mechanisms, such as most favored nation or pro rata provisions, that may significantly affect the amount and value of equity ultimately received.
The valuation for the company used in the conversion of the SAFEs will be determined by the investors investing in the next priced equity financing round that triggers conversion of the SAFEs, which valuation may not be known by the Company or an accurate reflection of the valuation of the company at that time.
A SAFE investment’s value may not change for an extended period of time, for example, until a conversion is triggered. Upon conversion, the Company’s investment in the company that issued the SAFE may change significantly, impacting the Company’s NAV per share and potentially the trading price for the Shares. Because
SAFEs are valued based on estimates of future contingent events, their reported fair value may differ materially from realized outcomes.
Securities Lending: Securities lending involves lending of portfolio securities to qualified broker/dealers, banks or other financial institutions who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failure to deliver securities, or completing arbitrage operations. Securities are loaned pursuant to a securities lending agreement approved by the Board and under the terms, structure and the aggregate amount of such loans consistent with the 1940 Act. Lending portfolio securities allows the lender to increase their income by receiving a fixed fee or a percentage of the collateral, in addition to receiving the interest or dividend on the securities loaned. As collateral for the loaned securities, the borrower gives the lender collateral equal to at least 100% of the value of the loaned securities. The collateral may consist of cash (including U.S. dollars and foreign currency), securities issued by the U.S. government or its agencies or instrumentalities, or such other collateral as may be approved by the Board. The borrower must also agree to increase the collateral if the value of the loaned securities increases but may request some of the collateral be returned if the market value of the loaned securities goes down.
During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. Loans are subject to termination by the lender or a borrower at any time. The Company may choose to terminate a loan in order to vote in a proxy solicitation.
During the time a security is on loan and the issuer of the security makes an interest or dividend payment, the borrower pays the lender a substitute payment equal to any interest or dividends the lender would have received directly from the issuer of the security if the lender had not loaned the security. When a lender receives dividends directly from domestic or certain foreign corporations, a portion of the dividends paid by the lender itself to its shareholders and attributable to those dividends (but not the portion attributable to substitute payments) may be eligible for: (i) treatment as “qualified dividend income” in the hands of individuals; or (ii) the U.S. federal dividends-received deduction in the hands of corporate shareholders. The Adviser therefore may cause the Company to terminate a securities loan – and forego any income on the loan after the termination – in anticipation of a dividend payment. As of the date of this Prospectus, the Adviser is not engaging in this particular securities loan termination practice.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if loans are concentrated with a single borrower or limited number of borrowers. There are no limits on the number of borrowers that may be used and securities may be loaned to only one or a small group of borrowers.
Participation in securities lending also incurs the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the
Securities Lending Agreement and approved by the Board. Some or all of the cash collateral received in connection with the securities lending program may be invested in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Lending Agent (or its affiliates). The Lending Agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the Lending Agent may receive asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the Lending Agent (or its affiliates) and the Company with respect to the management of such cash collateral. To the extent that the value or return on investments of the cash collateral declines below the amount owed to a borrower, the Company may incur losses that exceed the amount it earned on lending the security. The
Lending Agent will indemnify the Company from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Adviser is not responsible for any loss incurred by the Company in connection with the securities lending program. See “Derivatives Regulation” for more information.
Securities of Other Investment Companies: The Company may invest, subject to applicable regulatory limits, in the securities of other investment companies, including open-end management companies, closed-end management companies (including BDCs) and unit investment trusts. The Company also may invest in ETFs, as described in additional detail under “ETFs and Other Exchange-Traded Investment Vehicles” below. Under the
1940 Act, subject to the Company’s own more restrictive limitations, if any, the Company’s investment in securities issued by other investment companies, subject to certain exceptions, currently is limited to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the Company’s total assets with respect to any one investment company; and (3) 10% of the Company’s total assets in the aggregate (such limits do not apply to investments in money market funds). Exemptions in the 1940 Act or the rules thereunder may allow the Company to invest in another investment company in excess of these limits. In particular, Rule 12d1-4 under the 1940 Act allows the Company to acquire the securities of another investment company, including ETFs, in excess of the limitations imposed by Section 12 of the 1940 Act, subject to certain limitations and conditions on the Company and the
Adviser, including limits on control and voting of acquired funds’ shares, evaluations and findings by the Adviser and limits on most three-tier fund structures.
When investing in the securities of other investment companies, the Company will be indirectly exposed to all the risks of such investment companies’ portfolio securities. In addition, as a shareholder in an investment company, the Company would indirectly bear its pro rata share of that investment company’s advisory fees and other operating expenses. Fees and expenses incurred indirectly by the Company as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in the Prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. In addition, the purchase of shares of closed-end management companies, including BDCs, may involve the payment of substantial premiums above the value of such issuer’s portfolio securities, while the sale of such securities may be made at substantial discounts from the value of such issuer’s portfolio securities. Historically, shares of closed-end funds, including BDCs, have frequently traded at a discount to their NAV, which discounts have, on occasion, been substantial and lasted for sustained periods of time.
Certain money market funds that operate in accordance with Rule 2a-7 under the 1940 Act float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed, and it is possible for the Company to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Company from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Company redeems from the money market fund
(i.e., impose a liquidity fee).
ETFs and Other Exchange-Traded Investment Vehicles: The Company may invest, subject to applicable regulatory limits, in the securities of ETFs and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange-traded investment vehicles”). When investing in the securities of exchange-traded investment vehicles, the Company will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold. The performance of an exchange-traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange-traded investment vehicle to service providers. ETFs are investment companies that are registered as open-
end management companies or unit investment trusts. The limits that apply to the Company’s investment in securities of other investment companies generally apply also to the Company’s investment in securities of ETFs.
Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange-
traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities).
Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities
(e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class.
The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its NAV. An active secondary market in the shares of an exchange-traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.
Small- and Mid-Capitalization Issuers: Issuers with smaller market capitalizations, including small- and mid-
capitalization issuers, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger issuers, may have inexperienced managers or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices are often more volatile than the securities of issuers with larger market capitalizations. Issuers with smaller market capitalizations may include issuers with a limited operating history (unseasoned issuers). Investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the issuer’s management and less emphasis on fundamental valuation factors than would be the case for more mature issuers. In addition, investments in unseasoned issuers are more speculative and entail greater risk than do investments in issuers with an established operating record. The liquidation of significant positions in small- and mid-capitalization issuers with limited trading volume, particularly in a distressed market, could be prolonged and result in investment losses.
Special Purpose Acquisition Companies: The Company may invest in stock, rights, and warrants of SPACs.
Also known as a “blank check company,” a SPAC is a company with no commercial operations that is formed solely to raise capital from investors for the purpose of acquiring one or more existing private companies. The typical
SPAC IPO involves the sale of units consisting of one share of common stock combined with one or more warrants or fractions of warrants to purchase common stock at a fixed price upon or after consummation of the acquisition. If the Company purchases shares of a SPAC in an IPO, it will generally bear a sales commission, which may be significant. SPACs often have predetermined time frames to make an acquisition after going public (typically two years) or the SPAC will liquidate, at which point invested funds are returned to the entity’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. Unless and until an acquisition is completed, a SPAC generally holds its assets in U.S. government securities, money market securities and cash. To the extent the SPAC holds cash or similar securities, this may impact the Company’s ability to meet its investment objective. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting an acquisition. In some cases, the Company may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with an acquisition.
SPACs are subject to increasing scrutiny, and potential legal challenges or regulatory developments may limit their effectiveness or prevalence. For example, the SEC recently adopted additional disclosure and other rules that apply to SPACs; it is impossible to predict the potential impact of these developments on the use of SPACs.

Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of a
SPAC’s securities is particularly dependent on the ability of the entity’s management to identify and complete a favorable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. At the time the Company invests in a SPAC, there may be little or no basis for the Company to evaluate the possible merits or risks of the particular industry in which the SPAC may ultimately operate or the target business which the SPAC may ultimately acquire. There is no guarantee that a SPAC in which the Company invests will complete an acquisition or that any acquisitions that are completed will be profitable.
It is possible that a significant portion of the funds raised by a SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction. Attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases. No market, or only a thinly traded market, for shares of or interests in a SPAC may develop, leaving the Company unable to sell its interest in a SPAC or able to sell its interest only at a price below what the Company believes is the SPAC security’s value. In addition, the Company may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled, and an investment in a SPAC may be diluted by additional later offerings of interests in the
SPAC or by other investors exercising existing rights to purchase shares of the SPAC. The values of investments in
SPACs may be highly volatile and may depreciate significantly over time.
Special Situation Issuers: A special situation arises when, in the opinion of the Adviser, the securities of a particular issuer can be purchased at prices below the anticipated future value of the cash, securities or other consideration to be paid or exchanged for such securities solely by reason of a development applicable to that issuer and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Investments in special situations often involve much greater risk than is inherent in ordinary investment securities, because of the high degree of uncertainty that can be associated with such events.
If a security is purchased in anticipation of a proposed transaction and the transaction later appears unlikely to be consummated or in fact is not consummated or is delayed, the market price of the security may decline sharply.
There is typically asymmetry in the risk/reward payout of special situations strategies – the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. The consummation of a proposed transaction can be prevented or delayed by a variety of factors, including regulatory and antitrust restrictions, political developments, industry weakness, stock-specific events, failed financings, and general market declines. Certain special situation investments prevent holders from withdrawing their ownership interest until the special situation investment, or a portion thereof, is realized or deemed realized, which may negatively impact
Company performance.
Swap Transactions and Options on Swap Transactions: Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard
“swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined underlying assets, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When the Company enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The
Company may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt instruments.

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying asset; if the underlying asset declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A swap may create a long or short position in the underlying asset. A total return swap may be used to hedge against an exposure in an investment portfolio (including to adjust the duration or credit quality of a bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A total return swap may also be used to gain exposure to securities or markets which may not be accessed directly (in so-called market access transactions).
In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt instruments (typically referred to as a “reference entity”). In general, the protection
“buyer” in a credit default swap is obligated to pay the protection “seller” an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Rather than exchange the bonds for the par value, a single cash payment may be due from the seller representing the difference between the par value of the bonds and the current market value of the bonds (which may be determined through an auction). Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/
moratorium. If the Company buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Company does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If the
Company is a buyer and no credit event occurs, the Company will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. If the Company sells protection under a credit default swap, the position may have the effect of creating leverage in the Company’s portfolio through the Company’s indirect long exposure to the issuer or securities on which the swap is written. If the Company sells protection, it may do so either to earn additional income or to create such a “synthetic” long position. Credit default swaps involve general market risks, illiquidity risk, counterparty risk, and credit risk.
A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange);
an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market
(for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single-currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.
The Company may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Company anticipates purchasing at a later date, or to gain exposure to certain markets in a more economical way.
An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or “cap”) level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or “floor”) level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are based on a reference rate chosen by the parties and are typically measured quarterly.
Rights arising pursuant to both caps and floors are typically exercised automatically if the strike is in the money.
Caps and floors can eliminate the risk that the buyer fails to exercise an in-the-money option.

The swap market has grown over the years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, which has contributed to greater liquidity in certain areas of the swap market under normal market conditions.
An option on swap agreement (“swaption”) is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Depending on the terms of the particular swaption, generally a greater degree of risk is incurred when writing a swaption than when purchasing a swaption. If the
Company purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, if the Company writes a swaption, upon exercise of the option the Company will become obligated according to the terms of the underlying agreement.
The successful use of swap agreements or swaptions depends on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the
Company bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.
Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Company’s interest. The Company bears the risk that its Adviser will not accurately forecast future market trends or the values of assets, reference rates, indices, or other economic factors in establishing swap positions for the Company. If the Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Company would be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the
Company. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Company investments.
Many swaps are complex and often valued subjectively.
Counterparty risk with respect to derivatives has been and may continue to be affected by rules and regulations concerning the derivatives market. Some interest rate swaps and credit default index swaps are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds the position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house or clearing member would be conducted, what effect the insolvency proceeding would have on any recovery by the Company, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally. In some ways, cleared derivative arrangements are less favorable to the Company than bilateral arrangements, for example, by requiring that the
Company provide more margin for its cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to the Company, the clearing house or the clearing member through which it holds its position at any time can require termination of an existing cleared derivatives position or an increase in the margin required at the outset of a transaction. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of the Company to pursue its investment strategy.
Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Company’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the U.S., the EU, the UK, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Company of a counterparty who is subject to such proceedings in the EU and the UK (sometimes referred to as a “bail-in”).
The U.S. government, the EU, and the UK have also adopted mandatory minimum margin requirements for bilateral derivatives. Such requirements could increase the amount of margin required to be provided by the
Company in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.
U.S. Government Securities and Obligations: Some U.S. government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by GNMA, are supported by the full faith and credit of the
United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury. Their obligations are not supported by the full faith and credit of the U.S. government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.
The events surrounding the U.S. federal government debt ceiling and any resulting agreement could adversely affect the Company. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the United States.
More recently, Fitch Ratings (“Fitch”) downgraded the U.S. long-term credit rating on August 1, 2023. These downgrades and other future downgrades could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on the Company or issuers of securities held by the Company. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the
Company’s portfolio. The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.
Government Trust Certificates: Government trust certificates represent an interest in a government trust, the property of which consists of: (i) a promissory note of a foreign government, no less than 90% of which is backed by the full faith and credit guarantee issued by the federal government of the United States pursuant to Title III of the
Foreign Operations, Export, Financing and Related Programs Appropriations Act of 1998; and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody’s or have received a comparable rating by another Nationally Recognized Statistical Rating Organization.
When-Issued Securities and Delayed Delivery Transactions: When-issued securities and delayed delivery transactions involve the purchase or sale of securities at a predetermined price or yield with payment and delivery taking place in the future after the customary settlement period for that type of security. Upon the purchase of the securities, liquid assets with an amount equal to or greater than the purchase price of the security will be set aside to cover the purchase of that security. The value of these securities is reflected in the net asset value as of the purchase date; however, no income accrues from the securities prior to their delivery.
There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold on a delayed delivery basis will be delivered. When the Company engages in when-issued or delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Company’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The purchase of securities in this type of transaction increases an overall investment exposure and involves a risk of loss if the value of the securities declines prior to settlement. If deemed advisable as a matter of investment strategy, the securities may be disposed of or the transaction renegotiated after it has been entered into, and the securities sold before those securities are delivered on the settlement date.
OTHER RISKS AND CONSIDERATIONS
Cybersecurity Issues: Cybersecurity incidents and cyber-attacks (referred to collectively herein as “cyber-
attacks”) have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. RHV and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Furthermore, as the Company’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, ransomware attacks, social engineering attempts (such as business email compromise attacks), the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting the Company or its service providers may adversely impact the Company. For instance, cyber-attacks may cause the release of confidential business information, impede trading, subject the Company to regulatory fines or financial losses and/or cause reputational damage. The Company may also incur additional costs for cybersecurity risk management purposes. In addition, substantial costs may be incurred in order to prevent any cyber-attacks in the future. Similar types of cybersecurity risks are also present for issuers of securities in which the Company may invest, which could result in material adverse consequences for such issuers and may cause the Company’s investment in such companies to lose value. In addition, cyber-attacks involving the Company’s counterparty could affect such counterparty’s ability to meet its obligations to the Company, which may result in losses to the Company and its Shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Company being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. The Company cannot control the cybersecurity plans and systems put in place by service providers to the Company, and such third-party service providers may have limited indemnification obligations to RHV or the Company, each of whom could be negatively impacted as a result. The Company and its Shareholders could be negatively impacted as a result. Any problems relating to the performance and effectiveness of security procedures used by the Company or third-party service providers to protect the Company’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on an investment in the Company. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict and new ways to carry out cyber-attacks are always developing. In addition, the rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Company’s ability to plan for or respond to a cyber-attack.
Qualified Financial Contracts: The Company’s investments may involve qualified financial contracts
(“QFCs”). QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swap agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. Under regulations adopted by federal banking regulators pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, certain QFCs with counterparties that are part of U.S. or foreign global systemically important banking organizations are required to include contractual restrictions on close-out and cross-default rights. If a covered counterparty of the Company or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the
Company may be temporarily, or in some cases permanently, unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the Company’s credit and counterparty risks.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
As of the date of this Prospectus, Robinhood directly owned 87.27% of the Shares and beneficially owned
100% of the Shares, including Shares directly owned by the Employee Fund. Robinhood therefore may be deemed to control the Company until such time as it owns 25% or less of the Company’s outstanding Shares, which is expected to occur upon the closing of this offering. The address of Robinhood is 85 Willow Road, Menlo Park, CA
94025. Robinhood is organized under the laws of Delaware.
As of the date of this Prospectus, the Employee Fund directly owned 12.73% of the Shares. The address of the
Employee Fund is 85 Willow Road, Menlo Park, CA 94025. The Employee Fund is organized under the laws of
Delaware.
On May 21, 2026, the Board approved a stock split such that, immediately before the completion of the initial public offering, each common share of beneficial interest issued and outstanding shall be reclassified, subdivided and changed into such number of Shares such that the NAV per Share plus the sales load per Share equals $25.00 per Share.
On July 17, 2026, the Company entered into the RRA with Robinhood pursuant to which the Company agreed to file a resale registration statement to register the “Registrable Securities” covered by the RRA. The Company will bear the cost of registering these securities. See “Description of Shares—Registration Rights” for a description of these registration rights.

CODE OF ETHICS
The Company and RHV have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Company, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are included as exhibits to the registration statement. In addition, the codes of ethics are available on the EDGAR database on the SEC’s website at https://www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

PROXY VOTING POLICIES AND PROCEDURES
The Company’s investments in Private Vehicles do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for these types of investments is substantially lower than that encountered in connection with registered equity securities. On occasion, however, the Company may receive notices or proposals from the Private Vehicles in which it invests seeking the consent of or voting by holders, and may also receive proxies relating to other investments held by the Company, including registered equity securities. The Board has delegated to the Adviser proxy voting authority with respect to the Company’s portfolio securities. The proxy voting policies and procedures of the Adviser are described below.
The Adviser’s policies and procedures are reasonably designed to seek to ensure that the Adviser votes proxies in the best interest of the Company and addresses how it will resolve any conflict of interest that may arise when voting proxies. The Adviser will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such proposals if there exist compelling long-term reasons to do so.
Decisions on how to vote a proxy generally are made by the Adviser. The Adviser seeks to vote in a prudent and timely fashion and only after careful evaluation of any proposal presented on a proxy ballot. The Adviser intends to consider all factors it considers relevant, including, but not limited to, the implications of changes in corporate governance structures, adoption of, or amendments to, compensation plans and matters involving social issues or corporate responsibility. The Adviser seeks to avoid direct or indirect conflicts of interest raised by exercising its voting discretion and considers only those factors that relate to its client’s investment and its investment objectives, and may determine that abstaining on a proposal may be in the best interests of the client.

PORTFOLIO TRANSACTIONS
Investments that the Company makes are generally investments in private companies or purchases in private placements and generally do not involve brokers. The Company may use brokers to sell public stock received when a private company completes an IPO, or received in the form of stock distributions from underlying partnerships. In addition, the Company may use brokers to sell interests in private funds.
Subject to policies established by the Board, the Adviser is primarily responsible for the execution of any securities transactions in the Company’s portfolio and the Company’s allocation of finders, placement, brokerage, and other similar fees. When selling securities, the Company generally sells through a diversified group of finders, placement agents, brokers, and other intermediaries, which, for traded securities, are selected on the basis of best price and execution. Soft dollar arrangements are not utilized for this purpose.

CUSTODIAN AND SUB-ADMINISTRATOR
The Company has engaged U.S. Bank to serve as the Company’s custodian and USBGFS to serve as the
Company’s sub-administrator. Under the Custody Agreement between the Company and U.S. Bank, the Custodian holds the Company’s assets in compliance with the 1940 Act. Under the Fund Servicing Agreement between the
Company and USBGFS, the Sub-Administrator provides certain administrative services necessary for the operation of the Company. Such services include maintaining certain Company books and records, providing accounting and tax services, and preparing certain regulatory filings. The Custodian’s principal business address is 5065 Wooster
Rd., Cincinnati, Ohio 45226. The Sub-Administrator’s principal business address is 777 E. Wisconsin Ave.,
Milwaukee, WI 53202.
For its services as the Company’s sub-administrator, the Company pays the Sub-Administrator an annual fee based upon a percentage of the average net assets of the Company, subject to a minimum annual fee, as well as certain fixed fees and expenses. For its services as the Company’s custodian, the Company pays the Custodian an annual fee based upon, among other things, the average daily market value of all long securities and cash held in the
Company’s portfolio, plus certain charges for portfolio transactions.

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
EQ, whose principal business address is 28 Liberty Street, 53rd Floor, New York, NY 10005, serves as the
Company’s transfer agent, dividend paying agent and registrar.

AVAILABLE INFORMATION
The Company has filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act with respect to the Shares offered by this Prospectus. The registration statement contains additional information about the Company and the Shares being offered by this Prospectus.
Upon completion of this offering, the Company will file with or submit to the SEC annual, quarterly and current reports, proxy statements, and other information meeting the informational requirements of the Exchange Act. The
SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by the Company with the SEC which are available on the SEC’s internet site at https://www.sec.gov.
Copies of these reports proxy and information statements and other information may be obtained, after paying any duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s
Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.
If applicable, the Company will furnish to Shareholders as soon as practicable after the end of each taxable year information on IRS Form 1099-DIV or IRS Form 1042-S, as applicable, to assist Shareholders in preparing their tax returns.

FISCAL YEAR
The Company’s fiscal year for accounting purposes is the 12-month period ending March 31. The Company has also adopted the 12-month period ending on December 31, 2026 as its first taxable year.
Following the closing of this initial public offering of the Shares, the Company intends to elect to change its taxable year to a taxable year ending March 31.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP serves as the independent registered public accounting firm of the Company. Its principal business address is One Manhattan West, New York, New York 10001.

LEGAL COUNSEL
Davis Polk & Wardwell LLP, 1050 17th Street, NW, Washington, D.C. 20036, serves as legal counsel to the
Company. Richards, Layton & Finger, P.A. serves as special Delaware counsel to the Company. No attorney-client relationship exists, however, between Davis Polk & Wardwell LLP, or Richards, Layton & Finger, P.A., and any
other person solely by reason of such other person investing in the Company. Davis Polk & Wardwell LLP serves as legal counsel to the selling shareholder in connection with certain legal matters related to this offering.
Sullivan & Cromwell LLP serves as counsel to the Underwriters.

WEBSITE DISCLOSURE
Following this offering, the Company will use the “Announcements” section of its website (accessible at
robinhood.com/us/en/ventures/rvii) and the Robinhood Newsroom (accessible at newsroom.aboutrobinhood.com) as a means of disclosing information to the public in a broad, non-exclusionary manner for purposes of Regulation FD.
Following this offering, investors should monitor those web pages, in addition to the Company’s press releases, SEC filings, and public conference calls and webcasts, as information posted on them could be deemed to be material information. However, information on the Company’s website and the Robinhood Newsroom is not incorporated by reference into this Prospectus.

PRIVACY NOTICE

FACTS	WHAT DOES ROBINHOOD DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
■ Social Security number and income                           ■ Investment experience and risk tolerance
■ Account balances and transaction history                  ■ Account transactions and assets
■ Credit history and scores

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information;
the reasons Robinhood chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Robinhood share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes.	No.
For our marketing purposes – to offer our products and services to you	Yes.	No. (See “Additional privacy choices for customers” below.)
For joint marketing with other financial companies	Yes.	No.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes.	No.
For our affiliates’ everyday business purposes – information about your creditworthiness	Yes.	Yes. (See “To limit our sharing” below)
For our affiliates to market to you	Yes.	Yes. (See “To limit our sharing” below)
For non-affiliates to market to you	Yes.	Yes. (See “Additional privacy choices for customers” below)

To limit our sharing
■E-mail us at privacy@robinhood.com. Please include “Limit Sharing” in the subject line of the email and include any/
all of the following opt-out statements in the body of the email to indicate your choices:
☐ Do not share information about my creditworthiness with your affiliates for their everyday business purposes.
☐ Do not allow your affiliates to use my personal information to market to me.
Please note the following:
If you have a joint account, your choice(s) will apply to everyone on your account.
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice, unless you have elected otherwise electronically. When you are no longer our customer, we continue to share your information as described in this notice.
However, you can contact us at any time to limit our sharing.

Additional privacy choices for customers
We provide additional privacy choices to customers regarding our use of advertising partners to market our services across third-party platforms. Please visit https://robinhood.com/us/en/support/articles/data-sharing-preferences/ to learn more

Questions?	E-mail us at privacy@robinhood.com
This Privacy Notice is not part of the Prospectus.

Who we are
Who is providing this notice?
This form is provided by Robinhood Financial, LLC; Robinhood Securities, LLC;
Robinhood Derivatives, LLC; Robinhood Crypto, LLC; Robinhood Asset
Management, LLC; Robinhood Ventures DE, LLC; Robinhood Ventures Fund I;
and Robinhood Ventures Fund II (collectively, “Robinhood”).

What we do
How does Robinhood protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
When you access our Account holder areas, you are required to provide your username and your password. Do not share your password and change it frequently

How does Robinhood collect my personal information?
We collect your personal information, for example, when you
■Open an account or deposit money.
■Provide account information.
■Direct us to buy and sell securities, options, or other brokerage or cryptocurrency products.
■We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
■sharing for affiliates’ everyday business purposes – information about your creditworthiness
■affiliates from using your information to market to you
■sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	■Your choices will apply to everyone on your account

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
■Our affiliates include companies which share common Robinhood branding, including Robinhood Markets, Inc., other financial companies like TradePMR, Inc.
and Bitstamp USA Inc. and its affiliates, and other non-financial companies like Say
Technologies LLC and Sherwood Media, LLC.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■Nonaffiliates we share with can include service providers, such as data processors, and advertising partners.

Joint Marketing
A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
■Our joint marketing partners include categories of companies such as tax preparers, mortgage loan servicers, and estate planners.

Other important information
Other State Law Rights: Please see our online privacy notice at notice at https://robinhood.com/us/en/support/articles/rh-financial-entities-
privacy-statement for additional rights you may be entitled to depending on your state of residence.
Please submit privacy-related requests to privacy@robinhood.com.
Vermont Residents: We will not disclose information about your creditworthiness to our affiliates and will not disclose your personal information, financial information, credit report, or health information to nonaffiliated third parties to market to you, other than as permitted by
Vermont law, unless you authorize us to make those disclosures. Additional information concerning our privacy policies can be found at https://
robinhood.com/us/en/support/articles/privacy-policy.

This Privacy Notice is not part of the Prospectus.

Report of Independent Registered Public Accounting Firm
To the Shareholder and the Board of Trustees of Robinhood Ventures Fund II
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Robinhood Ventures Fund II (the
“Company”), including the schedule of investments, as of March 31, 2026, and the related statements of operations, changes in net assets and cash flows and the financial highlights for the period from March 16, 2026
(Commencement of Operations) through March 31, 2026, and the related notes (collectively referred to as the
“financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at March 31, 2026, and the results of its operations, the changes in its net assets, its cash flows, and its financial highlights for the period from March 16, 2026 (Commencement of Operations) through
March 31, 2026, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2026, by correspondence with the custodian and issuers of privately held investments; when replies were not received from issuers of privately held investments, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the Company’s auditor since 2026.
New York, New York
June 30, 2026

Robinhood Ventures Fund II
Schedule of Investments
March 31, 2026

Security (a)	Shares/Principal	Acquisition Date	Cost	Fair Value
Simple Agreements for Future Equity in Private Companies (f) 73.3%
Consumer Discretionary 2.0%
CatchBack Cards Incorporated (b)(c)(d)(e) .........	250,000	03/19/2026	$250,000	$250,000
			250,000	250,000
Financials 8.3%
Maywood AI Inc. (b)(c)(d)(e) .............................	250,000	03/23/2026	250,000	250,000
PantaCapital, Inc. (b)(c)(d)(e) ..............................	250,000	03/24/2026	250,000	250,000
SpotPay, Inc. (b)(c)(d)(e) ....................................	250,000	03/24/2026	250,000	250,000
Unifold, Inc. (b)(c)(d)(e) .....................................	250,000	03/23/2026	250,000	250,000
			1,000,000	1,000,000
Health Care 8.3%
CellType Inc. (b)(c)(d)(e) ....................................	250,000	03/20/2026	250,000	250,000
Opalite Health Inc. (b)(c)(d)(e) ............................	250,000	03/19/2026	250,000	250,000
Prana AI Incorporated (b)(c)(d)(e) ......................	250,000	03/26/2026	250,000	250,000
Ruma, Inc. (b)(c)(d)(e) ........................................	250,000	03/16/2026	250,000	250,000
			1,000,000	1,000,000
Information Technology 54.7%
Agentic Fabriq, Inc. (b)(c)(d)(e) ..........................	250,000	03/16/2026	250,000	250,000
Apex Flux Inc. (b)(c)(d)(e) ..................................	250,000	03/16/2026	250,000	250,000
Asimov Robotics, Inc. (b)(c)(d)(e) ......................	250,000	03/27/2026	250,000	250,000
Autumn AI, Inc. (b)(c)(d)(e) ...............................	250,000	03/23/2026	250,000	250,000
AxionOrbital Space Inc. (b)(c)(d)(e) ...................	250,000	03/26/2026	250,000	250,000
Caretta Inc. (b)(c)(d)(e) .......................................	250,000	03/23/2026	250,000	250,000
Carnot AI, Inc. (b)(c)(d)(e) ..................................	250,000	03/31/2026	250,000	250,000
Crosslayer Labs, Inc. (b)(c)(d)(e) ........................	250,000	03/18/2026	250,000	250,000
Crow, Inc. (b)(c)(d)(e) .........................................	250,000	03/23/2026	250,000	250,000
Cumulus Compute Labs Corporation (b)(c)(d)(e) ...................................	250,000	03/16/2026	250,000	250,000
Daymi, Inc. (b)(c)(d)(e) .......................................	250,000	03/18/2026	250,000	250,000
Didit Identity, Inc. (b)(c)(d)(e) ............................	250,000	03/16/2026	250,000	250,000
InkVell Inc. (b)(c)(d)(e) ......................................	250,000	03/31/2026	250,000	250,000
Lambda Systems, Inc. (b)(c)(d)(e) ......................	250,000	03/19/2026	250,000	250,000
LegalOS Inc. (b)(c)(d)(e) ....................................	250,000	03/23/2026	250,000	250,000
Luel Inc. (b)(c)(d)(e) ...........................................	100,000	03/27/2026	100,000	100,000
MirageDoodle, Inc. (D.B.A. Autositu) (b)(c)(d)(e) .......................................................	250,000	03/25/2026	250,000	250,000
Oxus AI, Inc. (b)(c)(d)(e) ....................................	250,000	03/23/2026	250,000	250,000

Robinhood Ventures Fund II
Schedule of Investments
March 31, 2026

Security (a)	Shares/Principal	Acquisition Date	Cost	Fair Value
Simple Agreements for Future Equity in Private Companies 73.3% (continued)
Information Technology (continued)
Samora AI, Inc. (b)(c)(d)(e) ................................	250,000	03/19/2026	250,000	250,000
Sarah AI Inc. (b)(c)(d)(e) ....................................	250,000	03/22/2026	250,000	250,000
Sparkley Inc. (b)(c)(d)(e) ....................................	250,000	03/16/2026	250,000	250,000
Speedtrain, Inc. (b)(c)(d)(e) .................................	250,000	03/25/2026	250,000	250,000
Terminal Use, Inc. (b)(c)(d)(e) ............................	250,000	03/18/2026	250,000	250,000
Veriad, Inc. (b)(c)(d)(e) .......................................	250,000	03/19/2026	250,000	250,000
Visibl Semiconductors, Inc. (b)(c)(d)(e) ..............	250,000	03/19/2026	250,000	250,000
Voygr Tech, Inc. (b)(c)(d)(e) ..............................	250,000	03/26/2026	250,000	250,000
Workable Solutions Inc. (b)(c)(d)(e) ...................	250,000	03/19/2026	250,000	250,000
			6,600,000	6,600,000
Total Simple Agreements for Future Equity in Private Companies ............			8,850,000	8,850,000
Total Investments 73.3% ................................			$8,850,000	$8,850,000
Other Assets in Excess of Liabilities 26.7% .				3,218,339
Net Assets 100.0% ...........................................				$12,068,339
__________________
(a)Percentages are stated as a percent of net assets.
(b)Investment is a non-controlled, non-affiliated investment as defined by the Investment Company Act of 1940, as amended (the "1940 Act").
The 1940 Act classifies investments based on the level of control that the Company maintains in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be "non-controlled" when the Company owns 25% or less of the portfolio company's voting securities and "controlled" when the Company owns more than 25% of the portfolio company's voting securities and/or has the power to exercise control over the management or policies of such portfolio company. The 1940 Act also classifies investments further based on the level of ownership that the Company maintains in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as "non-affiliated" when the Company owns less than 5% of a portfolio company's voting securities and "affiliated" when the Company owns 5% or more of a portfolio company's voting securities (and is not otherwise "controlled"). Except as otherwise indicated, each portfolio company operates in the United States.
(c)Non-income producing security.
(d)Fair values of Level 3 securities were determined using significant unobservable inputs in accordance with procedures established by
Robinhood Ventures DE, LLC (the "Adviser" or "RHV"), acting as valuation designee (the "Valuation Designee"), under the supervision of the board of trustees of the Company (the "Board of Trustees" or the "Board").
(e)Restricted investments as to resale. Restricted securities are often purchased in private placement transactions, are not registered under the
Securities Act of 1933, may have contractual restrictions on resale and are valued according to the Company's written valuation procedures and as determined in good faith by the Adviser under the oversight of the Board. The Company may receive more or less than this valuation in an actual sale and that difference could be material. As of  March 31, 2026, there is no expected date for such restrictions to be removed for the Company's restricted securities. The aggregate value of all restricted securities is $8,850,000, which totals 73.3% of net assets.
(f)See additional discussion of SAFE's in Note 2 and Note 7.
See accompanying Notes to Financial Statements

Robinhood Ventures Fund II
Statement of Assets and Liabilities
March 31, 2026

Assets
Investments at fair value (cost $8,850,000) ..........................................................................................	$8,850,000
Cash .......................................................................................................................................................	5,750,000
Deferred offering costs .........................................................................................................................	259,494
Total assets .......................................................................................................................................	14,859,494
Liabilities
Accrued expenses ..................................................................................................................................	19,830
Accrued organizational expenses ..........................................................................................................	411,831
Accrued offering costs ..........................................................................................................................	259,494
Payable for investments purchased .......................................................................................................	2,100,000
Total liabilities .................................................................................................................................	2,791,155
Net Assets ............................................................................................................................................	$12,068,339
Net Assets consist of:
Paid-in capital .......................................................................................................................................	12,500,000
Total distributable losses .......................................................................................................................	(431,661)
Net Assets ............................................................................................................................................	$12,068,339
Net Asset value per share
Shares outstanding (a) ........................................................................................................................	500,000
Net asset value per share ..................................................................................................................	$24.14
__________________
(a)Unlimited shares authorized without par value.
See accompanying Notes to Financial Statements

Robinhood Ventures Fund II
Statement of Operations
For the period March 16, 2026 (Commencement of Operations) through March 31, 2026

Expenses:
Organizational expenses (a) ...................................................................................................................	$411,831
Sub-administrator and custody expenses ..............................................................................................	10,817
Other expenses ......................................................................................................................................	9,013
Total expenses .......................................................................................................................................	431,661
Net investment loss ...............................................................................................................................	(431,661)

Net realized gain and change in unrealized appreciation:
Net realized and unrealized gain on investments ..................................................................................	—
Net decrease in net assets from operations ...........................................................................................	$(431,661)
__________________
(a)See additional discussion of organizational expenses subsequent to period-end in Note 10.
See accompanying Notes to Financial Statements

Robinhood Ventures Fund II
Statement of Changes in Net Assets
For the period March 16, 2026 (Commencement of Operations) through March 31, 2026

Operations:
Net investment loss ...............................................................................................................................	$(431,661)
Net realized and unrealized gain on investments ..................................................................................	—
Net decrease in net assets from operations ...........................................................................................	(431,661)

Capital share transactions:
Proceeds from issuance of shares .........................................................................................................	12,500,000

Increase in Net Assets ........................................................................................................................	$12,068,339

Net Assets:
Beginning of period ..............................................................................................................................	—
End of period .........................................................................................................................................	$12,068,339

Capital share activity
Issuance of shares .................................................................................................................................	500,000
Shares outstanding, end of period ....................................................................................................	500,000
See accompanying Notes to Financial Statements

Robinhood Ventures Fund II
Statement of Cash Flows
For the period March 16, 2026 (Commencement of Operations) through March 31, 2026

Cash flows from operating activities
Net decrease in net assets from operations ...........................................................................................	$(431,661)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchases of investments .................................................................................................................	(6,750,000)
Accrued expenses .............................................................................................................................	19,830
Accrued organizational expenses .....................................................................................................	411,831
Net cash used in operating activities ................................................................................................	(6,750,000)
Cash flows from financing activities
Proceeds from issuance of shares .....................................................................................................	12,500,000
Net cash provided by financing activities ........................................................................................	12,500,000

Net increase in cash ..........................................................................................................................	5,750,000

Cash, beginning of period .....................................................................................................................	—
Cash, end of period ...............................................................................................................................	$5,750,000
See accompanying Notes to Financial Statements

Robinhood Ventures Fund II
Financial Highlights
For the period March 16, 2026 (Commencement of Operations) through March 31, 2026
The following table includes selected data for a common share outstanding throughout the fiscal period and other performance information derived from the financial statements.

Period ended March 31, 2026
Per Share Data:
Net asset value, beginning of period	25.00
Net investment loss (a)	(0.86)
Net realized and unrealized gain on investments ..................................................................................	—
Total from investment operations .........................................................................................................	(0.86)
Net asset value, end of period ...............................................................................................................	$24.14
Total return, net asset value (b) ..............................................................................................................	(3.44)%
Supplemental Data/Ratios (c) ...............................................................................................................
Net assets, end of period (in thousands)	$12,068
Ratio to average net assets of: ...............................................................................................................
Expenses ..............................................................................................................................................	3.51%
Net investment loss ...............................................................................................................................	(3.51)%
Portfolio turnover rate (d) .......................................................................................................................	—%
__________________
(a)Calculated based on the average number of shares of common shares outstanding during the period from March 16, 2026 to March 31,
2026.
(b)Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Company during the  period. Total return based on per share NAV reflects reinvested dividends, if any, but does not reflect the deduction of taxes that a shareholder would pay on Company distributions or the sale of Company shares. Ratio is not annualized.
(c)Ratios are calculated using average net assets applicable to common shareholders. Ratios are not annualized.
(d)The portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value for the period.
See accompanying Notes to Financial Statements

Robinhood Ventures Fund II
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2026
1.Organization
Robinhood Ventures Fund II (the “Company”) was organized as a Delaware statutory trust on February 27,
2026, and commenced its operations on March 16, 2026. The Company is a diversified, closed-end management investment company that intends to elect to be regulated as a business development company ("BDC") under the
Investment Company Act of 1940, as amended (the “1940 Act”). The Company is governed by its Board of Trustees
(the “Board”).
The Company’s common shares of beneficial interest, (the “Shares”) are expected to be listed, subject to official notice of issuance, on the New York Stock Exchange (“NYSE”) under the symbol “RVII.” The Company is authorized to issue an unlimited number of common shares of beneficial interest, without par value. There were
500,000 Shares of the Company outstanding as of March 31, 2026. All of the Shares of the Company are owned by
Robinhood Markets, Inc. (the "Affiliate").
In pursuing its investment objective, the Company will primarily invest, under normal circumstances, in a diversified portfolio of early-stage and growth-stage private companies that, in the view of Robinhood Ventures DE,
LLC (the "Adviser"), demonstrate significant growth potential (each, a "Promising Company"). The Company focuses its investments on Promising Companies that are current or previous participants in the Y Combinator startup accelerator program, or companies with a founder or co-founder that participated in the program
(collectively, "YC Companies"), although it may also invest in Promising Companies that are not YC Companies. Y
Combinator does not sponsor, endorse, or promote the Company and has no responsibility for the management or performance of the Company and is not an affiliate of the Company or the Affiliate. The Company intends to make direct and indirect investments in Promising Companies, including follow-on investments, which will typically be in the form of non-controlling equity and equity-related securities, including, but not limited to, simple agreements for future equity ("SAFEs"), common stock, warrants, convertible preferred stock, other equity or equity-linked securities or ownership interests in business enterprises, other forms of senior equity, which may or may not be convertible into a company's common equity, and preferred stock and convertible debt securities. At March 31,
2026, all investments were held directly in the form of SAFEs by the Company.
The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission ("SEC")
under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and will serve as the Company's investment adviser and will be responsible for making investment decisions for the Company's portfolio.
The Company's fiscal year end is March 31.
Capitalized terms not defined herein within the financial statements are defined in the registration statement of which the financial statements are a part.
2.Summary of Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company is an investment company and applies specific accounting and financial reporting requirements under Financial Accounting
Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment
Companies.
(a)Investment Valuation
The vast majority of the Company’s portfolio investments are expected to be in the form of securities that are not publicly traded, and that will accordingly be recorded at fair value as determined in good faith pursuant to the
Company’s valuation policies under the oversight of the Board. The Board has designated the Adviser as its
Valuation Designee. Because the Company’s assets will largely be fair valued, there will be uncertainty as to the value of its portfolio investments. The fair value of securities and other investments that are not publicly traded may not be readily determinable. The Company will value its securities at fair value according to its written valuation procedures and as determined in good faith by the Adviser under the oversight of the Board. The Adviser may use

Robinhood Ventures Fund II
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2026
the services of nationally recognized independent valuation firm(s) to aid it in determining the fair value of the
Company’s securities. The methods for valuing these securities may include: observable, company specific hard events, including priced financings, tender/secondary transactions with determinable pricing, signed merger &
acquisition agreements, initial public offerings/direct listing, liquidation events, or other objectively verifiable transactions with clear pricing implications; significant events and other issuer-specific information that may reasonably indicate a material change in value; company actions and communications that may inform value, such as board-approved recapitalizations, stock splits, or issuer-published tender prices, evaluated in light of the full information set available to the Adviser; credible third-party indications (e.g., large and recent secondary prints or other market participant data) where sufficiently reliable and relevant to the Company’s security and the issuer’s circumstances; model-based approaches and/or third-party valuation support, together with company performance indicators, comparable company data, and other reasonably reliable information when transactions are unavailable, not readily comparable to the Company’s security, or are deemed stale, or where significant events indicate transaction inputs may no longer be representative.
In determining fair value, the Company considers the specific contractual terms of the SAFE, including valuation caps, discounts (where applicable), and other economic features, and evaluates the implied value of the resulting equity interest across a range of scenarios. Where applicable, the Company may reference observable transaction data (including priced financing rounds or other transactions, or “Hard Events”) and may derive an implied as-converted value, adjusted as appropriate for the terms of the SAFE and other relevant considerations.
A SAFE investment's value may not change for an extended period of time, for example, until a conversion is triggered. Upon conversion, the Company's investment in the company that issued the SAFE may change significantly, impacting the Company's NAV per share and, following the Company's initial public offering, potentially the trading price for the Shares. Because SAFEs are valued based on estimates of future contingent events, their reported fair value may differ materially from realized outcomes.
The value of the Company’s investments in Private Vehicles generally will be based on values provided by the applicable Private Vehicle Managers and, when such information is not available or, in the view of the Adviser, does not reflect fair value, the Adviser will fair value the investments in Private Vehicles with the assistance of any independent valuation firm(s).
The value at which the Company’s investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Company. In addition, the timing of liquidations may also affect the values obtained on liquidation. The Company will invest a significant amount of its assets in private market investments for which no public market exists. There can be no guarantee that the Company’s investments could ultimately be realized at the
Company’s valuation of such investments.
(b)Investment Transactions
Investment transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on investment transactions are based upon the specific identification method.
(c)Use of Estimates
The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates used in preparing the accompanying financial statements.
(d)Expenses
Expenses are recorded on an accrual basis as incurred. Expenses directly attributable to the Company are charged to the Company. Expenses common to the Company and other funds or accounts managed by the Adviser are allocated among them using a method appropriate to the nature of the expense, as determined by the Adviser to be reasonable and equitable. Accruals for estimated expenses are based on the best information available at the time of accrual.

Robinhood Ventures Fund II
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2026
(e)Cash
Cash includes deposits with banks which may exceed insured limits. The Company is subject to risk to the extent that the banks may be unable to fulfill their obligations. As of March 31, 2026, the Company held $5,750,000 in cash.
(f)Currency Translation
The books and records of the Company are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of investments, income and expenses, if any, are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
(g)Indemnifications
The Company indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Company. Additionally, in the normal course of business, the Company enters into contracts that contain a variety of representations which provide general indemnifications. The Company’s maximum exposure under these arrangements cannot be known, as this would involve future claims that may be made against the
Company that have not yet occurred. However, based on industry experience, the Company expects the risk of loss due to these warranties and indemnifications to be remote.
(h)Federal Income Taxes
The Company has been taxed as a “C” corporation under Subchapter C of the Code since its organization, and intends to continue to be so treated through the date of the initial public offering of the Shares. Income tax expense is an estimate of current income taxes payable in the current fiscal year based on reported income before income taxes. Deferred income taxes reflect the effect of temporary differences and carryforwards that the Company will recognize for financial reporting and income tax purposes at enacted tax rates expected to be in effect when taxes are actually paid or recovered.
The Company accounts for income taxes under the asset and liability method, which requires recognition of deferred income tax assets and liabilities for the expected future tax consequences of events that have been recognized in its financial statements, but have not been reflected in its taxable income. Deferred tax assets are evaluated for future realization and reduced by a valuation allowance to the extent the Company believes that the deferred tax assets will not be realized. The Company considers many factors when assessing the likelihood of future realization of its deferred tax assets including, but not limited to, historical cumulative loss experience and expectations of future earnings, tax planning strategies, and the carry-forward periods available for tax reporting purposes. The Board’s judgment regarding future profitability may change due to many factors, including future market conditions and the ability to successfully execute business plans and/or tax planning strategies. Should there be a change in the ability to recover deferred tax assets, the Company's tax provision would increase or decrease in the period in which the assessment is changed.
The Company is wholly owned by the Affiliate as of March 31, 2026 and, as a result, is consolidated with the
Affiliate for income tax purposes until a de-consolidation event occurs. As a result of the Company being consolidated with the Affiliate for a certain period, the Company will not file standalone income tax returns for certain tax years and the Affiliate will bear any tax liabilities of the Company. Accordingly, the Company entered into a tax sharing agreement with the Affiliate as of February 27, 2026, and pursuant to such agreement, to the extent the Company has any income tax liability on a standalone basis and such tax liability is paid by the Affiliate due to the Company being part of the Affiliate’s consolidated income tax return group, the Company will pay or reimburse the Affiliate the amounts related to any income taxes that otherwise would be owed by the Company. The
Company will not pay or reimburse the Affiliate for any income tax liability attributable to the Affiliate or its affiliates. The Company's income tax liability has been computed and presented herein under the “separate return method” as if the Company was a separate taxpayer rather than a member of the Affiliate’s consolidated income tax return group.

Robinhood Ventures Fund II
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2026
The Company intends to elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code as of the Company's first post-IPO tax year, which will be its taxable year that begins on the day after its initial public offering of the Company's common shares of beneficial interest. If so qualified, the Company generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that the Company distributes to Shareholders as dividends. The Company intends to pay corporate-level federal income taxes on any gains built into the Company's assets as of the effective date of the Company's RIC election. To obtain and maintain the federal income tax benefits of RIC status, the Company must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of the Company's net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution.
(i)Distribution of Income and Capital Gains
The timing and amount of the Company’s future dividends, if any, will be determined by the Board. Any dividends to the Shareholders will be declared out of assets legally available for distribution. The Company intends to focus on making capital gains-based investments from which the Company will derive primarily capital gains. As a consequence, the Company does not anticipate that it will pay dividends on a quarterly basis or become a predictable distributor of dividends. However, if there are earnings or realized capital gains to be distributed, the
Company intends to declare and pay a dividend at least annually.  The Company intends to elect to be treated as a
RIC for federal income tax purposes and expects to continue to operate in a manner so as to qualify for the tax treatment applicable to RICs. To maintain RIC status, the Company must, among other things, distribute at least
90% of the sum of the Company's net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. To avoid the imposition of a 4%
U.S. federal excise tax, the Company must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year and (3) certain undistributed amounts from previous years on which the Company paid no U.S. federal income tax. In order to minimize the imposition of the 4% federal excise tax, the Company generally intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax. The Company cannot assure
Shareholders that the Company will achieve investment results that would allow the Company to make distributions.
All distributions will be at the sole discretion of the Board and will depend on the Company’s ability to dispose of its investments, any net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time. The Company has made no distributions as of March 31, 2026 and is not currently treated as a RIC for tax purposes.
(j)Segment Reporting
The Company operates as a single operating segment, which is an investment portfolio. Business activities are managed on a consolidated basis and revenues are derived primarily through the Company's investments in accordance with its investment objective. As of March 31, 2026, the sole Trustee of the Company served as the
Chief Operating Decision Maker (“CODM”) and was responsible for evaluating the Company’s operating results and allocating resources in accordance with the Company’s investment strategy.  Internal reporting provided to the
CODM aligns with the accounting policies and measurement principles used in the financial statements.
For information regarding segment assets, segment profit or loss, and significant expenses, refer to the
Statement of Assets and Liabilities and the Statement of Operations, along with the related Notes to Financial
Statements.
(k)Administrator, Sub-Administrator and Custodian
The administrator of the Company is Robinhood Ventures DE, LLC (in its capacity as administrator to the
Company, the "Administrator"), the sub-administrator to the Company is U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services) (the "Sub-Administrator"), and the custodian to the Company is U.S.
Bank National Association (the "Custodian"). The Sub-Administrator performs certain administrative services, including fund administration and fund accounting services. The Company compensates the Sub-Administrator for

Robinhood Ventures Fund II
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2026
these services, including reimbursing them for certain out of pocket expenses. The expenses associated with Sub-
Administrator and Custodian are included in Sub-administrator and custody expenses on the Statement of
Operations.
3.Fair Value Measurements
All Company investments will be recorded and reported at fair value in accordance with the principles of U.S.
GAAP, ASC 820 (Fair Value Measurement).
The Company values its portfolio securities based on the market value of each respective security when reliable market quotations are “readily available” for those securities. Given the Company’s investment strategy of investing primarily in the form of SAFEs and equity securities that are not publicly traded, the fair value of many of the
Company's investments may not be readily determinable. The Company will value such securities at fair value according to written valuation procedures that have been approved by the Board and as determined in good faith by the Adviser, which has been appointed Valuation Designee by the Board, under the oversight of the Board. The
Company will use those fair values in calculating its net asset value ("NAV").
ASC 820 was created to establish a framework for measuring fair value through the use of certain methods and inputs and shall be used by the Adviser in combination with the directives of Rule 2a-5 of the 1940 Act. ASC 820 defines fair value as the price of an asset that one would observe in an orderly purchase and sale transaction between market participants at a specific point in time. Data inputs used to perform a valuation are categorized as follows:
Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that are accessible by us.
Level 2 – quoted prices for similar assets and liabilities in an active market, quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3 – unobservable inputs that are significant to the fair value of the assets or liabilities.
The availability of observable inputs can vary and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics of the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Company’s investments will be fair valued on a quarterly basis and the Company will calculate its NAV as of the close of each business quarter. Fluctuations in an investment’s fair value may be caused by volatility in economic conditions, among other factors. Such fluctuations in the fair value are classified as unrealized gains or losses in the Company’s Statement of Operations. Upon the disposition of an investment, the corresponding gain or loss is classified as realized and will also be noted in the Statement of Operations.
The following table summarizes the levels within the fair value hierarchy for the Company’s assets measured at fair value as of March 31, 2026:

Asset Valuation Inputs
Investments:	Level 1	Level 2	Level 3	Total
SAFEs in Private Companies .............................	$—	$—	$8,850,000	$8,850,000
Total Investments ............................................	$—	$—	$8,850,000	$8,850,000

Robinhood Ventures Fund II
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2026
The changes in fair value of investments and liabilities for which the Company has used Level 3 inputs to determine the fair value are as follows:

Level 3 Rollforward Table
	SAFEs in Private Companies	Total
Balance as of March 16, 2026 (Commencement of Operations) .............................	$—	$—
Change in Unrealized Appreciation on Investments ................................................	$—	$—
Net Realized Gain on Investments ...........................................................................	$—	$—
Purchase of Investments ...........................................................................................	8,850,000	8,850,000
Sale of Investments ..................................................................................................	$—	$—
Transfer into Level 3 ................................................................................................	$—	$—
Transfer out of Level 3 .............................................................................................	$—	$—
Balance as of March 31, 2026 ..................................................................................	$8,850,000	$8,850,000
The following is a summary of quantitative information about significant unobservable valuation inputs for
Level 3 Fair Value Measurements for investments held as of March 31, 2026:

Category	Fair Value March 31, 2026	Valuation Approach	Unobservable Inputs	Impact to Valuation from an Increase to Input	Range	Weighted Average
SAFEs in Private Companies .............	$8,850,000	Market Approach	Precedent Transaction	Increase	N/A	N/A
4.Recent Accounting Pronouncements
In December 2023, the FASB issued Accounting Standards Update 2023-09, “Income taxes (Topic 740):
Improvements to Income Taxes Disclosures.” This guidance requires annual disclosure of specific categories in the rate reconciliation and provides additional information for reconciling items that meet a quantitative threshold. A breakdown of income taxes paid by jurisdiction is provided when significant income taxes are paid. The Company adopted this update as of March 31, 2026. The adoption of this guidance did not have a material impact on the
Company's financial statements and related disclosures.
5.Related Party Transactions
(a)Investment Advisory Agreement
Under the terms of the Advisory Agreement between the Company and the Adviser (the “Investment Advisory
Agreement”), the Adviser will provide investment advice and manage the day-to-day business and affairs of the
Company, in each case under the ultimate supervision of the Board. Pursuant to the Investment Advisory
Agreement, effective upon the initial public offering of the Company, the Company will pay the Adviser a management fee (the “Management Fee”) consisting of two components: a Base Management Fee and an Incentive
Fee on Capital Gains.
The Base Management Fee will be calculated and payable quarterly at an annual rate of 2.00% of the
Company’s Net Assets determined quarterly as of the end of each quarter. For purposes of determining the Base
Management Fee payable to the Adviser, the Company’s Net Assets will be calculated prior to any reduction for the accrual of the Management Fee for that quarter. "Net Assets" means the total assets of the Company minus the
Company's liabilities.
The Incentive Fee on Capital Gains will be calculated and payable as of the end of each fiscal year (or, upon termination of the Investment Advisory Agreement, as of the termination date). The Incentive Fee on Capital Gains will equal 20% of the Company's realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Incentive Fees on Capital Gains. In no event will the

Robinhood Ventures Fund II
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2026
Incentive Fee on Capital Gains exceed the amount permitted by the Investment Advisers Act of 1940, as amended, including Section 205 thereof.
There were no Management Fees incurred during the period ended March 31, 2026.
(b)Administration Agreement
The Company has entered into an Administration Agreement with the Administrator subsequent to year end.
Under the Administration Agreement, the Administrator performs, or oversees the performance of administrative services necessary for the operation of the Company, which include, among other things, being responsible for the financial records which the Company is required to maintain and preparing reports to the Shareholders and reports filed with the SEC. In addition, the Administrator assists in determining and publishing the Company's NAV, oversees the preparation and filing of the Company's tax returns, oversees the printing and dissemination of reports to the Shareholders, and generally oversees the payment of the Company's expenses and the performance of administrative and professional services rendered to the Company by others. The Company will reimburse the
Administrator for its allocable portion of the costs and expenses incurred by the Administrator in performance by the
Administrator of its duties under the Administration Agreement, including technology costs and the Company's allocable portion of cost of compensation and related expenses of the Company's Principal Financial Officer and
Chief Compliance Officer and their respective staffs, as well as any costs and expenses incurred by the
Administrator relating to any administrative or operating services provided by the Administrator to the Company
(including costs and expenses incurred by the Administrator in connection with the delegation of its obligations under the Administration Agreement to the Sub-Administrator). The Board reviews the allocation methodologies with respect to such expenses. Under the Administration Agreement, non-investment professionals of the
Administrator may provide, on behalf of the Company, managerial assistance to those portfolio companies to which the Company is required to provide such assistance. To the extent that the Company's Administrator outsources any of its functions, the Company pays the fees associated with such functions on a direct basis without profit to the
Administrator. There were no expenses allocable to the Company for the period ended March 31, 2026 under this agreement.
(c)Tax Sharing Agreement
The Company has a tax sharing agreement with the Affiliate, and pursuant to the agreement, the Company pays the Affiliate amounts related to income taxes owed. For the period ended March 31, 2026, the Company accrued no
Federal income taxes payable under the agreement, however the Company accrued $263 of state franchise taxes under the agreement.
6.Organizational and Offering Costs
Organizational expenses are expensed as incurred to establish the Company and enable it legally to do business.
Offering costs include state registration fees and legal fees regarding the preparation of the initial registration statement. Offering costs are accounted for as deferred costs and will be charged to paid-in-capital upon the initial public offering. The total amounts of organizational expenses and offering costs incurred by the Company is
$411,831 and $259,494, respectively, as of March 31, 2026 and are included in the Statement of Operations and
Statement of Assets and Liabilities, respectively. Any organizational costs or offering costs incurred prior to the closing of the initial public offering paid by the Adviser will be reimbursed by the Company.
7.Principal Risks
Early-Stage Companies Risks
The types of investments that the Company anticipates making involve a high degree of risk. In general, financial and operating risks confronting portfolio companies can be significant. While targeted returns should reflect the perceived level of risk in any investment situation, there can be no assurance that the Company will be adequately compensated for risks taken. A loss of the Company’s entire investment is possible. The timing of profit realization is highly uncertain. Losses are likely to occur early in the Company’s term, while successes often require a long maturation.

Robinhood Ventures Fund II
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2026
Early-stage companies often experience unexpected problems in the areas of product development, manufacturing, marketing, financing and general management, which, in some cases, cannot be adequately solved.
In addition, such companies may require substantial amounts of financing, which may not be available through institutional private placements or the public markets. In addition, the markets that such companies target are highly competitive and in many cases the competition consists of larger companies with access to greater resources. The percentage of companies that survive and prosper can be small. Given the rapid timelines often associated with accelerator programs such as Y Combinator, and the inherently limited information available on early-stage companies, the Adviser's evaluation of a given opportunity is generally conducted on an expedited basis, which creates heightened risk for investors in such early-stage companies.
YC Companies Risk
Because the Company focuses its investments in YC Companies, it may be more concentrated in certain types of businesses (such as high-growth or technology-oriented companies) and may perform differently than funds that invest in a broader range of companies or have a less focused investment approach. In addition, any limitation imposed by Y Combinator on the Company’s access to YC Companies could have a material adverse effect on the
Company’s business, financial condition or results of operations.
Equity Securities Risks
The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. The value of the equity securities held by the Company may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Common equity securities in which the Company may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income, and are therefore inherently more risky than preferred stock or debt instruments of such issuers.
SAFEs Risk
A SAFE is an agreement between an investor and a company in which the company generally agrees that the investor's investment will be converted into equity in the company upon certain trigger events. SAFEs do not represent an equity ownership interest at the time of investment. They are designed for early-stage, high-growth startup companies that are expected to raise additional capital in the future. If such growth or financing does not occur, the economic assumptions underlying the investment may not be realized. Unlike common stock, SAFEs do not provide holders with any current ownership rights, including voting rights or rights to dividends, and instead represent only a contractual right to receive equity in the future upon the occurrence of specified triggering events, such as a future equity financing, acquisition, or initial public offering, which may not occur. If such triggering events do not occur, the Company may never receive equity securities and could lose its entire investment. In certain circumstances, a portfolio company may raise additional capital through alternative financing structures that do not trigger conversion. Even if a triggering event occurs, the terms governing conversion may be complex and highly variable, including valuation caps, discounts, or other mechanisms, such as most favored nation or pro rata provisions, that may significantly affect the amount and value of equity ultimately received.
The valuation for the Company used in the conversion of the SAFEs will be determined by the investors investing in the next priced equity financing round that triggers conversion of the SAFEs, which valuation may not be known by the Company or an accurate reflection of the valuation of the company at that time.
A SAFE investment’s value may not change for an extended period of time, for example, until a conversion is triggered. Upon conversion, the Company’s investment in the company that issued the SAFE may change significantly, impacting the Company’s NAV per share and potentially the trading price for the Shares. Because
SAFEs are valued based on estimates of future contingent events, their reported fair value may differ materially from realized outcomes.

Robinhood Ventures Fund II
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2026
Private Investments Risk
Investments in private companies involve a high degree of business and financial risk that can result in substantial losses. Less information is available with respect to private companies compared to public companies and private company investments offer limited liquidity. Private companies in which the Company may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Private company investments are more difficult to value than public companies due to less information being available and valuations may fluctuate more dramatically than those of public companies.
The Company expects to make minority investments where it may have little to no opportunity to negotiate the terms of a particular private investment or to require a specific private company in which the Company invests to disclose any particular type of information to the Company, either in connection with diligence or as ongoing reporting. Where the Company invests alongside an unaffiliated lead investor, the Adviser may rely to some extent on the lead investor’s diligence on the relevant investment and to negotiate certain terms of the investment.
8.Income Taxes
As of March 31, 2026, there were no provisions for income tax recorded.  The reconciliation of statutory federal income tax rate and our effective income tax rate was as follows:

	As of March 31, 2026
	Amount	Percentage
Federal tax benefit at statutory rate ..........................................................................	$(90,649)	21.0%
Change in valuation allowance .................................................................................	90,649	(21.0)%
Effective tax rate ......................................................................................................	$—	—%
There were no income taxes paid for the period ended March 31, 2026.
Significant components of our deferred tax assets as of March 31, 2026 consisted of the following:

As of March 31, 2026
Deferred tax asset:
Net operating loss .................................................................................................................................	$5,125
Capitalized organizational expenses .....................................................................................................	85,524
Total deferred tax asset ........................................................................................................................	90,649

Valuation Allowance ...........................................................................................................................	(90,649)
Net deferred tax asset ...........................................................................................................................	$—
Realization of tax benefits of net deferred tax assets is dependent upon future levels of taxable income, of an appropriate character, in the periods the items are expected to be deductible or taxable. Based on the available objective evidence during the period ended March 31, 2026, the Company believes it is more likely than not that the tax benefits of its deferred tax assets may not be realized, and accordingly, the deferred tax assets have been offset by a valuation allowance.  The valuation allowance was $90,649 for the period ended March 31, 2026.
The Company evaluated its tax positions for unrecognized tax benefits. These unrecognized tax benefits, if recognized, would not affect the effective tax rate. The Company records interest and penalties related to unrecognized tax benefits in income tax expenses. There were no interest or penalties accrued as of March 31, 2026.

Robinhood Ventures Fund II
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2026
The Company is included in Affiliate’s consolidated U.S. federal return, which may result in the Affiliate paying the income tax liability that the Company would bear if the Company were not part of the Affiliate’s consolidated income tax return group. The Company has a tax sharing agreement with the Affiliate, and pursuant to the agreement, the Company will pay or reimburse the Affiliate amounts related to income taxes that otherwise would be owed by the Company. The Company will not pay or reimburse the Affiliate for any income tax liability attributable to the Affiliate or its affiliates. For the period ended March 31, 2026, the amount due to the Affiliate under the tax sharing agreement was $263 of U.S. state franchise taxes that would have been borne by the Company if the Company were not part of the Affiliate’s income tax return group. The amount due to the Affiliate is included in accrued expenses in the Statement of Assets and Liabilities. The tax years for 2026 remain open to examination by the U.S. federal and state authorities.
9.Commitments and Contingencies
The Company is not currently subject to any material legal proceedings, and to the Company’s knowledge, no material legal proceedings are threatened against the Company.  From time to time, the Company may be party to certain legal proceedings in the ordinary course of business. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Company becomes party to such proceedings, the Company would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operation.
10.Subsequent Events
Management has evaluated subsequent events through the date of issuance of the financial statements. Based on this evaluation, no adjustments to the financial statements were required.
On June 10, 2026, the Affiliate purchased additional Shares of the Company for $10,000,000.
Subsequent to March 31, 2026 and through June 30, 2026, the Company made the following investments, representing an aggregate investment of $10,750,000:

Security	Shares/Principal	Acquisition Date	Cost
SAFEs in Private Companies
Adialante, Inc. .............................................................................	250,000	05/26/2026	$250,000
Amboras Inc. ...............................................................................	250,000	06/06/2026	250,000
Anoria Inc. ..................................................................................	250,000	06/06/2026	250,000
Apollo Atomics, Inc. ...................................................................	250,000	05/20/2026	250,000
Arga Labs Inc. .............................................................................	250,000	06/08/2026	250,000
Arzana, Inc. .................................................................................	250,000	06/12/2026	250,000
Aseon Labs, Inc. ..........................................................................	250,000	05/23/2026	250,000
Avea Robotics, Inc. .....................................................................	250,000	05/27/2026	250,000
BioStack Platforms, Inc. .............................................................	250,000	06/02/2026	250,000
Complir, Inc. ...............................................................................	250,000	06/11/2026	250,000
DroneTector Inc. .........................................................................	250,000	06/18/2026	250,000
Eden Robotics Inc. ......................................................................	250,000	06/08/2026	250,000
Expanse Compute, Inc. ...............................................................	250,000	05/19/2026	250,000
Formative Intelligence Inc ..........................................................	250,000	06/07/2026	250,000
InstaAgent Inc. ............................................................................	250,000	06/06/2026	250,000
JigsawStack, Inc. .........................................................................	250,000	06/08/2026	250,000
KelAI Tech, Inc. ..........................................................................	250,000	06/05/2026	250,000
Keyframe Labs, Inc. ....................................................................	250,000	06/09/2026	250,000
Klaimee Labs Inc. .......................................................................	250,000	06/08/2026	250,000
Known Quantity Labs, Inc. .........................................................	250,000	06/13/2026	250,000

Robinhood Ventures Fund II
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2026

Laminar Run, Inc. .......................................................................	250,000	06/08/2026	250,000
Limrun, Inc. .................................................................................	250,000	06/04/2026	250,000
Lumius Imaging, Inc. ..................................................................	250,000	06/06/2026	250,000
Matforge, Inc. ..............................................................................	250,000	06/01/2026	250,000
Ornadyne, Inc. .............................................................................	250,000	06/09/2026	250,000
Plena Inc. .....................................................................................	250,000	06/08/2026	250,000
Prototyping, Inc. ..........................................................................	250,000	06/05/2026	250,000
Qomplement, Inc. ........................................................................	250,000	06/08/2026	250,000
ReasonBlocks Inc. .......................................................................	250,000	06/07/2026	250,000
Relay Innovations, Inc. ...............................................................	250,000	06/09/2026	250,000
Replicas Group Inc. .....................................................................	250,000	06/10/2026	250,000
RMJ Labs, Inc. ............................................................................	250,000	06/13/2026	250,000
Rudus, Inc. ..................................................................................	250,000	06/07/2026	250,000
Second Stage Labs, Inc. ..............................................................	250,000	05/18/2026	250,000
SharedGenes, Inc. ........................................................................	250,000	06/08/2026	250,000
Shotwell, Inc. ..............................................................................	250,000	06/10/2026	250,000
Silmaril Security Inc. ..................................................................	250,000	06/08/2026	250,000
Smol Machines, Inc. ....................................................................	250,000	06/10/2026	250,000
Surtr Defense Systems, Inc. ........................................................	250,000	06/08/2026	250,000
Tenet Industries Inc. ....................................................................	250,000	05/31/2026	250,000
The General Aviation Company .................................................	250,000	05/22/2026	250,000
Unilabs ........................................................................................	250,000	06/14/2026	250,000
Voxel Energy Inc. .......................................................................	250,000	04/10/2026	250,000
Total Investments ..................................................................			$10,750,000
At a meeting of the Board of Trustees held on May 21, 2026, an Audit Committee of the Board of Trustees
comprised of independent members was established to advise the full Board with respect to accounting, auditing and financial matters of the Company.
On May 21, 2026, the Board of Trustees appointed Robinhood Ventures DE, LLC as the Adviser and the
Administrator, and approved the Investment Advisory Agreement and the Administration Agreement with RHV.
The Board of Trustees also approved all significant agreements between the Company and the persons or companies that furnish services to the Company, including sub-administrator, custodian and transfer agent on May 21, 2026.
Equiniti Trust Company, LLC will serve as the Company’s transfer agent after its initial public offering. At its May
21, 2026 meeting, the Board also designated the Adviser as the Valuation Designee for the Company pursuant to
Rule 2a-5 under the 1940 Act.
The Board of Trustees appointed Sarah Pinto as the President of the Company on May 21, 2026. Upon their appointment, the President of the Company serves as the Chief Operating Decision Maker (“CODM”) and is responsible for evaluating the Company’s operating results and allocating resources in accordance with the
Company’s investment strategy.
On May 21, 2026, the Company’s Board of Trustees approved the appointment of Goldman Sachs & Co. LLC as an underwriter for the Company's initial public offering.
Subsequent to year end, the Company entered into an Organizational Costs Support and Reimbursement Letter
Agreement with the Affiliate and the Adviser, dated June 29, 2026, which was approved by the Board of Trustees.
Pursuant to this agreement, the Affiliate agreed to pay all organizational costs incurred by the Company or incurred by the Affiliate on the Company’s behalf prior to an initial public offering of its common shares of beneficial interest. In the event the Company does not consummate an initial public offering of its Shares, the Affiliate

Robinhood Ventures Fund II
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2026
irrevocably forebears its right to seek reimbursement from the Company for such organizational costs. As a result of this agreement, organizational costs of $411,831 incurred for the period through March 31, 2026, and for periods through the date of an initial public offering, are borne by the Affiliate until the initial public offering. In the event that the Company consummates an initial public offering of its Shares, the organizational costs will be charged to the Company by the Affiliate immediately upon the consummation of such initial public offering, and the Company will reimburse the Affiliate for such organizational costs from the proceeds received by the Company from such initial public offering. As a result, the organizational costs will immediately reduce the NAV of each Share purchased in such initial public offering.
Additionally, any tax liabilities arising as a result of the arrangement covered by this agreement, will be borne solely by the Affiliate, and as such, any reimbursement of such tax liabilities that may be due in accordance with the
Tax Sharing Agreement, the Affiliate has irrevocably agreed to forego.
PRELIMINARY PROSPECTUS
8,000,000 Shares
Robinhood Ventures Fund II
Common Shares
$25.00 per share

Lead Book-Running Manager

Goldman Sachs & Co. LLC

Joint Book-Running Managers* (* in alphabetical order)
Citigroup*	J.P. Morgan*	UBS Investment Bank*	Wells Fargo Securities*
PRELIMINARY PROSPECTUS
[●], 2026
Through and including [●], 2026 (the 25th day after the date of this Prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to a dealer’s obligation to deliver a prospectus when acting as an underwriter and with respect to an unsold allotment or subscription.
C-1
PART C: OTHER INFORMATION
Item 25. Financial Statements and Exhibits
(1)Financial Statements:
The Registrant’s audited schedule of investments and statement of assets and liabilities as of March 31, 2026 and statement of operations, statement of changes in net assets, statement of cash flows and financial highlights for the period from March 16, 2026 (commencement of operations) to March 31, 2026 and the notes thereto and report of independent registered public accounting firm thereon are included in Part B of the Registrant’s Registration
Statement on Form N-2.
(2)Exhibits:

(a)	(1)
Certificate of Trust, effective as of February 27, 2026, incorporated by reference to
Exhibit (a)(1) to the Registrant’s Registration Statement on Form N-2 (File No.
333-297168) filed on June 30, 2026.

(2) Declaration of Trust, dated as of February 27, 2026, incorporated by reference to Exhibit (a)(2) to the Registrant’s Registration Statement on Form N-2 (File No. 333-297168) as filed on June 30, 2026.

(3)
Amended and Restated Declaration of Trust, dated as of May 21, 2026, incorporated by reference to Exhibit (a)(3) to the Registrant’s Registration Statement on Form N-2 (File
No. 333-297168) as filed on June 30, 2026.

(b)	Bylaws, dated as of May 21, 2026, incorporated by reference to Exhibit (b) to the Registrant’s Registration Statement on Form N-2 (File No. 333-297168) as filed on June 30, 2026.

(c)	Not applicable.

(d)	Not applicable.

(e)	Dividend Reinvestment Plan, dated as of May 21, 2026, incorporated by reference to Exhibit (e) to the Registrant’s Registration Statement on Form N-2 (File No. 333-297168) as filed on June 30, 2026.

(f)	Not applicable.

(g)
Investment Advisory Agreement between the Registrant and Robinhood Ventures DE, LLC, dated as of May 21, 2026, incorporated by reference to Exhibit (g) to the Registrant’s
Registration Statement on Form N-2 (File No. 333-297168) as filed on June 30, 2026.

(h)	Form of Underwriting Agreement among the Registrant, the Adviser, the selling shareholder, and the Underwriters (filed herewith).

(i)	Not applicable.

(j)	(1)
Custody Agreement between the Registrant and U.S. Bank National Association, dated as of May 21, 2026, incorporated by reference to Exhibit (j)(1) to the Registrant’s
Registration Statement on Form N-2 (File No. 333-297168) as filed on June 30, 2026.

(2)
Document Custody Agreement between the Registrant and U.S. Bank National
Association, dated as of May 21, 2026, incorporated by reference to Exhibit (j)(2) to the
Registrant’s Registration Statement on Form N-2 (File No. 333-297168) as filed on June
30, 2026.

(k)	(1)
Administration Agreement between the Registrant and Robinhood Ventures DE, LLC, dated as of May 21, 2026, incorporated by reference to Exhibit (k)(1) to the Registrant’s
Registration Statement on Form N-2 (File No. 333-297168) as filed on June 30, 2026.

(2)
Fund Servicing Agreement between the Registrant and U.S. Bancorp Fund Services,
LLC, dated as of May 21, 2026, incorporated by reference to Exhibit (k)(2) to the
Registrant’s Registration Statement on Form N-2 (File No. 333-297168) as filed on June
30, 2026.

C-2

(3)
Transfer Agency and Registrar Services Agreement between the Registrant and Equiniti
Trust Company, LLC, dated as of May 13, 2026, incorporated by reference to Exhibit
(k)(3) to the Registrant’s Registration Statement on Form N-2 (File No. 333-297168) as
filed on June 30, 2026.

(4)
Organizational Costs Support and Reimbursement Letter Agreement among the
Registrant, Robinhood Markets, Inc. and Robinhood Ventures DE, LLC, dated as of June
29, 2026, incorporated by reference to Exhibit (k)(4) to the Registrant’s Registration
Statement on Form N-2 (File No. 333-297168) as filed on June 30, 2026.

(5)
Registration Rights Agreement between the Registrant and Robinhood Markets, Inc., incorporated by reference to Exhibit (k)(5) to the Registrant’s Registration Statement on
Form N-2 (File No. 333-297168) as filed on July 22, 2026.

(l)
Form of Opinion and Consent of Richards, Layton & Finger, P.A., Delaware Local Counsel to
the Registrant, incorporated by reference to Exhibit (l) to the Registrant’s Registration
Statement on Form N-2 (File No. 333-297168) as filed on July 22, 2026.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm (filed herewith).

(o)	Not applicable.

(p)	Form of Seed Capital Purchase Agreement, incorporated by reference to Exhibit (p) to the Registrant’s Registration Statement on Form N-2 (File No. 333-297168) as filed on June 30, 2026.

(q)	Not applicable.

(r)	(1) Code of Ethics of the Registrant, incorporated by reference to Exhibit (r)(1) to the Registrant’s Registration Statement on Form N-2 (File No. 333-297168) as filed on June 30, 2026.

(2) Code of Ethics of Robinhood Ventures DE, LLC, incorporated by reference to Exhibit (r)(2) to the Registrant’s Registration Statement on Form N-2 (File No. 333-297168) as filed on June 30, 2026.

(s)	Filing Fee Table (filed herewith).

(t)	Power of Attorney, dated as of May 21, 2026, incorporated by reference to Exhibit (t) to the Registrant’s Registration Statement on Form N-2 (File No. 333-297168) as filed on June 30, 2026.
101.INS	Inline XBRL Instance Document.

101.SCH	Inline XBRL Taxonomy Extension Schema Document.

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).
Item 26. Marketing Arrangements
Reference is made to Exhibit (h) to this Registration Statement, to be filed by amendment.
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Item 27. Other Expenses of Issuance and Distribution
The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement:

SEC Registration Fees ..........................................................................................................................	$31,625
FINRA Filing Fees ................................................................................................................................	$30,500
Trustees’ Fees .......................................................................................................................................	$0
Transfer Agent Fees ..............................................................................................................................	$8,000
Printing and engraving expenses ..........................................................................................................	$106,300
Accounting Fees and Expenses .............................................................................................................	$150,000
Legal Fees and Expenses ......................................................................................................................	$3,146,342
Exchange Listing Fees ..........................................................................................................................	$325,000
Miscellaneous .......................................................................................................................................	$435,000
Total ......................................................................................................................................................	$4,232,767
Item 28. Persons Controlled by or Under Common Control with the Registrant
Immediately prior to this offering, Robinhood Markets, Inc. (“Robinhood”) will directly own 87.27% of the
Registrant’s outstanding common shares and will beneficially own 100% of the Registrant’s outstanding common shares, including shares directly owned by Robinhood Employee Fund, LP. Immediately following completion of this offering, Robinhood’s direct share ownership is expected to represent between approximately 5% and 7% of the
Registrant’s outstanding common shares, and Robinhood’s beneficial ownership is expected to represent between approximately 6% and 8% of the Registrant’s outstanding common shares.
Item 29. Number of Holders of Securities
The following table sets forth, as of July 31, 2026, the number of record holders of each class of the Registrant’s securities:

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest ................................................................................................	2
Item 30. Indemnification
Reference is made to Article V, Section 5.2 of Registrant’s Amended and Restated Declaration of Trust, filed as
Exhibit (a)(3). Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the
“Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and
Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser
Robinhood Ventures DE, LLC, a limited liability company organized under the laws of the State of Delaware, acts as investment adviser to the Registrant.
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The descriptions of the Adviser under the captions “Prospectus Summary – The Adviser,” “Risks – Adviser
Risk,” “Robinhood Overview” and “Management of the Company” of this Registration Statement are incorporated by reference herein. Information as to the officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the officers of the Adviser in the last two years, is included in the Adviser’s application for registration as an investment adviser on Form ADV filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.
Item 32. Location of Accounts and Records
The Registrant’s accounts, books and other documents are currently located at the offices of the Registrant, c/o
Robinhood Ventures DE LLC, 85 Willow Road, Menlo Park, CA 94025 and at the offices of U.S. Bank National
Association, the Registrant’s Custodian, at 5065 Wooster Rd., Cincinnati, OH 45226; Equiniti Trust Company,
LLC, the Registrant’s Transfer Agent, at 28 Liberty Street, 53rd Floor, New York, NY 10005; Robinhood Ventures
DE, LLC, the Registrant’s Adviser and Administrator, at 85 Willow Road, Menlo Park, CA, 94025 and U.S.
Bancorp Fund Services, LLC, the Registrant’s Sub-Administrator, at 777 E. Wisconsin Ave., Milwaukee, WI 53202.
Item 33. Management Services
Not applicable.
Item 34. Undertakings
1.The Registrant hereby undertakes to suspend the offering of its common shares until it amends its prospectus if (a) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
2.Not applicable.
3.Not applicable.
4.The Registrant undertakes:
(a)for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act of
1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective; and
(b)for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
5.Not applicable.
6.Not applicable.
7.The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-
Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Menlo Park and State of California, on the 3rd day of August, 2026.

ROBINHOOD VENTURES FUND II
By:		/s/ Sarah Pinto
	Name:	Sarah Pinto
	Title:	President
Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

	/s/ Sarah Pinto	Date: August 3, 2026
Name:	Sarah Pinto
Title:	President (Principal Executive Officer) and Trustee

	/s/ Dara Bazzano	Date: August 3, 2026
Name:	Dara Bazzano
Title:	Principal Financial Officer and Principal Accounting Officer

	/s/ Shiv Verma*	Date: August 3, 2026
Name:	Shiv Verma
Title:	Chair of the Board of Trustees

	/s/ Jill E. Sommers*	Date: August 3, 2026
Name:	Jill E. Sommers
Title:	Trustee

	/s/ Michael J. Gallagher*	Date: August 3, 2026
Name:	Michael J. Gallagher
Title:	Trustee

	/s/ Meredith Whitney*	Date: August 3, 2026
Name:	Meredith Whitney
Title:	Trustee

*By:	/s/ Aaron Ellias
Aaron Ellias
Attorney-in-Fact**
**ﾠSigned by Aaron Ellias pursuant to a power of attorney signed by each individual and filed herewith.
EXHIBIT INDEX

(h)	Form of Underwriting Agreement among the Registrant, the Adviser, the selling shareholder, and the Underwriters.
(n)	Consent of Independent Registered Public Accounting Firm.
(s)	Filing Fee Table.